SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 Amendment No. 8

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:
|_|  Preliminary Proxy Statement                     |_|  Confidential, for Use
|X|  Definitive Proxy Statement                           of the Commission Only
|_|  Definitive Additional Materials                      (as permitted by Rule
|_|  Soliciting Material Pursuant to Rule 14a-11(c)       14a-6(e)(2))
     or Rule 14a-12


          PROMETHEUS INCOME PARTNERS, a California limited partnership
                (Name of Registrant as Specified in Its Charter)

           PROMETHEUS DEVELOPMENT CO., INC., a California corporation
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.
     |X| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Units of limited partner interest


     (2)  Aggregate number of securities to which transaction applies: 15,544


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          $1,736. The per unit price is equal to the merger consideration to be received per limited partner unit in the registrant.


     (4)  Proposed maximum aggregate value of transaction: $26,984,384


     (5)  Total Fee Paid: $4,909(1)


|X|  Fee paid previously with preliminary materials.

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid: $4,909. Additional fee calculated on the basis of proposed increase in the consideration from the prior filing of approximately $342,000.
(2)  Form, Schedule or Registration Statement no.: preliminary Schedule 14A.
(3)  Filing Party: Prometheus Development Co., Inc.
(4)  Date Filed: June 28, 2000, February 28, 2001, March 8, 2002 and May 24,
     2002.

                        PROMETHEUS DEVELOPMENT CO., INC.

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517


To the limited partners of Prometheus Income Partners-YOUR VOTE IS VERY
IMPORTANT

         You are cordially invited to attend a meeting of the limited partners of Prometheus Income Partners. At the meeting, holders of the units of limited partner interests in Prometheus Income Partners will consider and vote on the proposals of Prometheus Development Co., Inc., Prometheus Income Partners' general partner, described in the accompanying notice of meeting and proxy statement.

         The primary substantive proposal to be voted upon at the meeting is the proposed merger of PIP Acquisition, LLC with and into Prometheus Income Partners. PIP Acquisition is a wholly owned subsidiary of PIP Partners - General, LLC, which is an affiliate of the general partner of the partnership and the owner of 18.2% of the outstanding units. Prometheus Income Partners, PIP Partners and Prometheus Development Co. are all under the common control of Sanford Diller, who is also the principal beneficial owner of these entities. As more fully described below and in the accompanying proxy statement, in the proposed transaction, if approved and consummated, each limited partner of Prometheus Income Partners other than PIP Partners will be entitled to receive $1,736 in cash per unit. After the merger, PIP Partners will hold all of the units. A majority of the units (more than 50%), or 9,498 units, must be voted in favor of the merger proposal for the proposal to be approved.

         The date, time and place of the meeting are as follows:

                  July 24, 2002
                  10:00 a.m., local time
                  Villa Hotel
                  4000 South El Camino Real
                  San Mateo, California 94403

         In connection with the proposed merger, please note that:

         o Prometheus Income Partners, PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co. (the partnership's general partner), PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price. However, the partnership's independent financial advisor has opined that the proposed merger consideration is fair, from a financial point of view, to the limited partners of the partnership (except for PIP Partners and its affiliates, as to whom no opinion is rendered).

         o The merger consideration was determined on the basis of an independent appraisal of the market value of the partnership's properties. This appraised market value could be greater than or less than the amount for which these properties could be sold at any given time.

         o If the merger occurs, you will not receive any future distributions from operating cash flow of Prometheus Income Partners or upon any sale or refinancing of the properties owned by it.

         o Due to construction defects in the partnership's properties, there have been no cash distributions since 1996, although Prometheus Income Partners has generated income to the limited partners on which the limited partners may have been subject to income tax. The general partner estimates that as of March 31, 2002, these tax liabilities approximated $204 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. As a result of the merger, the limited partners will retain no interest in the partnership. Thus, after the current fiscal year of Prometheus Income Partners, there will be no additional tax liability for the limited partners with respect to the partnership, and PIP Partners, as holder of all interests in the partnership, will bear all risk of loss to the partnership's properties.

         o If the merger is not consummated, cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

         o There is only a sporadic secondary trading market in the units. To the best of Prometheus Income Partners' knowledge, the highest sale price in the last two years in the secondary market was $628 per unit, other than a block purchase by PIP Partners for $1,200 per unit and tender offers for a limited number of units at prices ranging from $650 to $800 per unit. All of these transactions are described in detail in the accompanying proxy statement under the heading "Recent Tender Offers" on page 50, under the heading "Recent Transactions" on page 58 and under the heading "Additional Information Concerning Units" beginning on page 96.

         For further information on the factors considered by Prometheus Development Co. in approving the merger, please see the disclosure beginning on page 29 of the accompanying proxy statement.

         The partnership has retained Houlihan Lokey Howard & Zukin as an independent advisor to assess the fairness of the consideration to be received in the merger by the limited partners that are not affiliated with PIP Partners. Houlihan Lokey has opined that the proposed merger consideration is fair, from a financial point of view, to the unaffiliated limited partners of the partnership.

         The merger will provide you with the opportunity to liquidate your investment in Prometheus Income Partners for cash at a price and on terms that Prometheus Development Co. believes are fair to the limited partners. If the transaction occurs, the reporting obligations of the partnership under the federal securities laws are expected to cease. Unlike in a liquidation of Prometheus Income Partners, the merger will not require limited partners to continue to hold interests in Prometheus Income Partners until all contingent liabilities have been settled.

         The merger will not happen unless limited partners holding greater than 50% of the units approve the merger proposal. PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

         The enclosed Proxy Statement is dated June 13, 2002 and is first being mailed to limited partners on or about June 17, 2002. Only limited partners who held their units at the close of business on May 31, 2002 will be entitled to vote at the meeting.

         Prometheus Development Co., considering, among other factors, that the limited partners will be able to liquidate their interests in Prometheus Income Partners, and considering the opinion of Houlihan Lokey described above, has determined that the transaction is fair to the partnership and its limited partners and recommends that you vote for the merger proposal and for the adjournment proposal. A vote for the merger proposal is a vote to have PIP Acquisition merge with and into Prometheus Income Partners, and to have PIP Partners pay to each limited partner (other than PIP Partners) the merger consideration of $1,736 in cash for each unit held by such limited partner. A vote for the adjournment proposal is a vote to allow Prometheus Development Co. the discretion, in the event that insufficient proxies or votes for the merger proposal have been received or cast to approve the merger, to adjourn the meeting to allow Prometheus Development Co. to continue to solicit proxies.

         The enclosed Proxy Statement explains in detail the terms of the proposed transaction and related matters. Please carefully review and consider all of this information.

         The approval of the merger is an important decision for Prometheus Income Partners and its limited partners. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote in person.

         Your vote is important. If you return your proxy, you do not have to attend the meeting in order to vote your units.

         On behalf of the general partner, I thank you for your support and appreciate your consideration of these matters.

                                      Prometheus Development Co., Inc., a
                                      California corporation

                                        /s/ John J. Murphy
                                      ------------------------------------------
                                      By:      John J. Murphy
                                      Title:   Vice President


         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of this transaction or passed upon the accuracy or adequacy of the disclosure contained in this document. Any representation to the contrary is a criminal offense.

                           PROMETHEUS INCOME PARTNERS
                      NOTICE OF MEETING OF LIMITED PARTNERS

         Notice is hereby given that a meeting of the limited partners of Prometheus Income Partners, a California limited partnership, will be held at 10:00 a.m., local time, on July 24, 2002, at Villa Hotel, 4000 South El Camino Real, San Mateo, California 94403.

         The purposes of the meeting are:

         1. To consider and vote on a proposal to approve the Amended and Restated Agreement and Plan of Merger dated as of May 22, 2002 by and among Prometheus Income Partners, PIP Partners - General, LLC, a California limited liability company, and PIP Acquisition, LLC, a California limited liability company and a wholly owned subsidiary of PIP Partners, each an affiliate of Prometheus Development Co., Inc. (the general partner of Prometheus Income Partners), pursuant to which (a) PIP Acquisition will be merged with and into Prometheus Income Partners and (b) each outstanding limited partner unit of Prometheus Income Partners (other than units held by PIP Partners) will be converted into the right to receive $1,736 in cash. Approval of this proposal will also constitute approval of all of the transactions contemplated by the merger, including the merger of PIP Acquisition with and into Prometheus Income Partners.

         2. To consider and vote on a proposal to permit Prometheus Development Co., the general partner of Prometheus Income Partners, to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

         These items of business are described in this Proxy Statement. Only limited partners of Prometheus Income Partners of record at the close of business on May 31, 2002, the record date, are entitled to notice of and to vote at the meeting. You may vote in person at the meeting, even if you have returned a proxy. If you return your proxy, you do not have to attend the meeting in order to vote your units.

         If the merger proposal is approved and the merger is consummated, limited partners will have no dissenter's or appraisal rights with respect to the merger.

                                            Prometheus Development Co., Inc., a
                                            California corporation


                                                  /s/John J. Murphy
                                                  --------------------------
                                            By:            John J. Murphy
                                            Title:         Vice President
Redwood City, California
June 13, 2002

         Whether or not you plan to attend the meeting, we urge you to complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote your units in person.

                                 PROXY STATEMENT

                                       of

                        PROMETHEUS DEVELOPMENT CO., INC.

                               Dated June 13, 2002

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----


QUESTIONS AND ANSWERS ABOUT THE TRANSACTION..................................1

WHO CAN HELP ANSWER YOUR QUESTIONS?..........................................8

SUMMARY......................................................................9

         Parties to the Transaction..........................................9

         Certain Effects of the Transaction.................................11

         Fairness of the Merger.............................................11

         The Meeting........................................................11

         Structure of the Transaction.......................................15

         Conflicts of Interest..............................................17

         Conditions to the Transaction......................................17

         Consideration and Financing........................................18

         Proxy Solicitation.................................................19

         Accounting Treatment...............................................19

         Federal Income Tax Consequences....................................20

SUMMARY SELECTED FINANCIAL DATA OF THE PARTNERSHIP..........................21

BACKGROUND..................................................................23

         Reasons for the Merger.............................................23

         Fairness of the Transaction........................................27

         Alternatives to the Transaction Considered.........................34

THE MEETING.................................................................41

         Time, Date and Place...............................................41

         Matters to be Considered...........................................41

         Recommendations of the General Partner and the Acquiring Parties...42

         Record Date; Voting Power..........................................42

         Quorum.............................................................42

         Vote Required......................................................43

         Changing Your Vote.................................................44

         Solicitation of Proxies............................................44

         List of Limited Partners...........................................45

THE PARTIES.................................................................46

         Prometheus Income Partners.........................................46

         Background        .................................................46

         Properties        .................................................47

         Construction Defects...............................................47

         Recent Tender Offers...............................................50

         The Partnership Agreement of Prometheus Income Partners............51

         Repurchase Rights .................................................54

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)
                                                                           Page
                                                                           ----


         Financing         .................................................54

         Distributions     .................................................56

         Executive Officers.................................................57

         Principal Unitholders..............................................58

         Recent Transactions................................................58

         PIP Partners - General, LLC........................................59

         PIP Acquisition, LLC...............................................59

THE MERGER..................................................................60

         Effects of the Merger on Prometheus Income Partners................60

         No Dissenters' Rights..............................................60

         Federal Income Tax Consequences....................................61

         Anticipated Accounting Treatment...................................64

         Regulatory Requirements............................................64

THE MERGER AGREEMENT........................................................64

         Parties to the Merger..............................................65

         Structure; Consideration...........................................65

         Calculation of Merger Consideration................................65

         Closing of the Transaction.........................................66

         Consent of Lender..................................................66

         Payment of Merger Consideration....................................66

         Expenses ..........................................................66

         Representations and Warranties.....................................66

         Certain Covenants..................................................67

         Conditions.........................................................67

         Termination........................................................68

THE DECEMBER 2000 APPRAISAL.................................................68

THE SEPTEMBER 2001 APPRAISAL................................................73

         Assumptions, Limitations and Qualifications of the 2000 and 2001
         Portfolio Appraisals...............................................78

         Selection, Compensation and Material Relationships.................79

OPINIONS OF FINANCIAL ADVISOR...............................................79

         Analyses ..........................................................83

                           March 6, 2002 Fairness Opinion...................84

                           May 22, 2002 Fairness Opinion Analyses...........90

         Conclusion.........................................................95

ADDITIONAL INFORMATION CONCERNING UNITS.....................................96

CERTAIN FINANCIAL PROJECTIONS AND VALUATIONS OF THE PARTNERSHIP.............98

RELATED SECURITYHOLDER MATTERS..............................................99

FORWARD-LOOKING STATEMENTS.................................................100

LIMITED PARTNER PROPOSALS..................................................101

WHERE YOU CAN FIND MORE INFORMATION........................................102

ANNUAL REPORT AND QUARTERLY REPORT.........................................102

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................102

OTHER MATTERS..............................................................103


APPENDIX A  Amended and Restated Agreement and Plan of Merger..............A-1

APPENDIX B  Second Amended and Restated Limited Partnership Agreement of
            Prometheus Income Partners.....................................B-1

APPENDIX C-1   December 5, 2000 Appraisal of CB Richard Ellis, Inc.......C-1-1

APPENDIX C-2  September 17, 2001 Appraisal of CB Richard Ellis, Inc......C-2-1

APPENDIX D-1  March 6, 2002 Opinion of Houlihan Lokey Howard & Zukin.....D-1-1

APPENDIX D-2  May 22, 2002 Opinion of Houlihan Lokey Howard & Zukin......D-2-1

APPENDIX E  Consent of CB Richard Ellis, Inc...............................E-1

APPENDIX F  Consent of Houlihan Lokey Howard & Zukin.......................F-1

                   QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

The following questions and answers are intended to provide brief answers to some commonly asked questions. These questions and answers do not, and are not intended to, address all questions that may be important to you.

Q:   What is the transaction?

A: The transaction is a statutory merger whereby PIP Acquisition, LLC, a wholly owned subsidiary of PIP Partners - General, LLC and an affiliate of Prometheus Development Co., Inc., the general partner of Prometheus Income Partners, will merge into Prometheus Income Partners. If a majority of the units of limited partner interest of Prometheus Income Partners are voted for the transaction and the other conditions to the transaction described below are satisfied, PIP Acquisition will merge into Prometheus Income Partners, and you will be entitled to receive merger consideration equal to $1,736 in cash per limited partnership unit. Following the merger, you will no longer be a limited partner of Prometheus Income Partners. Instead, PIP Partners will hold all of the outstanding units.

Q:   How was the merger consideration determined?

A: The merger consideration was determined based on the sum each limited partnership unit would receive under the partnership's partnership agreement upon liquidation after giving effect to (i) the sale of the partnership's rental properties for the market value thereof as determined by an independent appraisal, (ii) the repayment in full of the existing mortgages on these properties (together with the applicable prepayment penalty in respect of such repayment) and (iii) restricted and unrestricted cash held by the partnership as of March 31, 2002, not including the net recoveries received by the partnership in settlement of the construction defect litigation prosecuted by the partnership, without regard to any reduction in the deemed liquidation value of the partnership attributable to the anticipated costs to repair existing construction defects in these properties and without reduction for any other liabilities of the partnership (substantially all of which have or will have arisen in the ordinary course of the business of the partnership). As of the date of the attached proxy statement, any attempt to put a value on the cost of these repairs would be speculative; however the cost to repair these defects is currently estimated by the partnership (based on independent inspections and estimates obtained by the partnership in the course of the conduct of the construction defect litigation and evaluations undertaken by the partnership) to be at least $12.5 million and could involve as much as $14 million or more, in any case substantially in excess of the net litigation recoveries of approximately $10.8 million so excluded. Please see the disclosure in response to the question What is the status of the construction defects and the related litigation? beginning on page 5.

Q:   When will the merger consideration be paid?

A: The merger consideration will be paid to the limited partners (other than PIP Partners) promptly following the approval and consummation of the merger. PIP Partners, which currently holds 3,451 units (18.2% of the outstanding units), will not receive any merger consideration in respect of the units it holds at the time of the merger.

Q: What are the principal benefits to the limited partners of the transactions?

A:   The principal benefits include:

     o Upon the completion of the transaction, the limited partners, other than PIP Partners, will receive $1,736, in cash, in exchange for each of their units and, accordingly, those limited partners would no longer bear the risks inherent in the ownership and operation of real property through Prometheus Income Partners. This price has been fixed based on an independent appraisal of the market value of partnership's apartment properties. The merger consideration to be paid to the limited partners is over $900 greater than the price paid for units in recent transactions of which Prometheus Development Co. is aware, and over $500 greater than the price paid in a privately negotiated purchase of a large block of units by PIP Partners. Please see the disclosures under the heading "Recent Tender Offers" on page 50, under the heading "Recent Transactions" on page 58 and under the heading "Additional Information Concerning Units" beginning on page 96, which set forth information as to all recent transactions in units of which the partnership is aware.

     o The merger will discontinue the recognition by the limited partners of undistributed income for tax purposes and will allow limited partners to receive cash to at least partially pay tax liabilities previously incurred with respect to undistributed income of Prometheus Income Partners. The properties of the partnership have significant construction defects. Because of the need to accumulate cash reserves to satisfy obligations to the mortgageholders on Prometheus Income Partners' properties with respect to these defects, and the need determined by Prometheus Development Co. for additional cash reserves to fix these defects, no distributions to limited partners have been made since 1996, yet the limited partners have continued to recognize income with respect to the units and may have incurred tax liabilities in respect thereof. The general partner estimates that as of March 31, 2002, these tax liabilities approximated $204 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. The property manager of the partnership's properties, an affiliate of the general partner, has been paid certain fees and reimbursed certain expenses under its management contract during this period.

     o Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002.

         However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     o You will no longer bear the risk that the cost to repair construction defects in the partnership's properties will exceed current estimates of, cash reserves for and net litigation recoveries with respect to these amounts.

     o You will no longer bear the risk of uninsured loss of the partnership's properties through fire, earthquake or condemnation.

     o You will receive $1,736 in cash for each unit you hold, regardless of costs to repair existing defects and any reduction in the value of the partnership's properties in excess of related net litigation recoveries.

Q: What are the principal detriments to the limited partners of the transactions?

A:   The principal detriments include:

     o No representative unaffiliated with Prometheus Development Co. (the general partner) has been retained to act solely on behalf of limited partners for the purposes of negotiating the terms of the merger. Prometheus Income Partners, PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the unaffiliated limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully below between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

     o Following the merger, the limited partners, other than PIP Partners, will cease to participate in future earnings or growth, if any, of Prometheus Income Partners or benefit from increases, if any, in the value of the partnership or its properties.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger.

     o The limited partners will forego alternatives to the merger. These alternatives might include a separate sale of all of the assets of Prometheus Income Partners (which could be for more or less than the appraised market value of the partnership's properties on the basis of which the merger consideration was calculated) and subsequent liquidation of Prometheus Income Partners, other possible PIP Partners acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

Q: Has any independent party reviewed the fairness of the proposed merger consideration?

A: Yes. The partnership retained Houlihan Lokey Howard & Zukin, a nationally recognized investment banking firm with extensive experience in transactions in the nature of the merger, to assess the fairness of the consideration to be received in the proposed transaction by the limited partners that are not affiliated with PIP Partners. Houlihan Lokey has opined that the proposed merger consideration is fair, from a financial point of view, to the unaffiliated limited partners, as described more fully below. The partnership has agreed to pay Houlihan Lokey a fee of $210,000, plus out-of-pocket expenses, for the services provided.

Q: Why doesn't Prometheus Income Partners just sell all of its properties and liquidate?

A: Prometheus Development Co. believes that the merger provides the limited partners with an opportunity to dispose of their investment in Prometheus Income Partners more quickly than would likely occur in a liquidation of Prometheus Income Partners' properties. Unlike in a liquidation, the merger proposal will not require limited partners to continue to hold interests in Prometheus Income Partners until all contingent and other liabilities of Prometheus Income Partners have been settled.

     In addition, in a liquidation it is uncertain what price the limited partners would receive. Prometheus Development Co. does not believe that the underlying properties would be fairly valued in the market due to the current construction defects affecting the properties. Prometheus Development Co. and PIP Partners believe that a third-party would apply a substantial discount to the value of the units as a result of the existence of these known defects.

Q:   How was the amount that I will receive for my units determined?

A: Prometheus Development Co., and PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, as the acquiring parties, obtained an independent appraisal of the partnership's properties based on sales comparisons of similar properties and capitalization of the income generating capabilities of these properties and without regard to existing defects. This appraisal determined the combined market value of these properties as of September 2001 to be approximately $53,200,000. This appraisal assumes that these properties are free from material defects and in good condition. Accordingly, the appraisal does not give consideration to the existing construction defects, although it does take into consideration other deferred maintenance costs in the aggregate amount of approximately $3.1 million. The merger consideration was based on the value the holder of each limited partnership unit would be entitled to receive for each unit if the partnership were liquidated immediately following a sale of these properties at the appraised market value (without regard to significant declines in value since the date of the appraisal for similar properties in the same geographic region in which these properties are located) after giving effect to each of the following:

     o the repayment (including the applicable prepayment penalty) of existing mortgages on these properties.

     o reconciliation of other assets and liabilities of the partnership on the date of the merger.

     This value was not reduced to account for any diminution in value of the properties as a result of substantial construction defects known to exist at each property or for any other liabilities of the partnership, and does not include the net recoveries by the partnership in settlement of its construction defect litigation. As noted above, the estimated costs to repair these defects is substantially in excess of these recoveries.

     Prometheus Development Co. and the acquiring parties considered this methodology to be a fair, reasonable and appropriate methodology for determining the merger consideration, given the inherent uncertainties in determining the actual cost to repair existing defects.

Q:   What do I get if the merger takes place?

A: Following the merger of Prometheus Income Partners and PIP Acquisition, you will be entitled to receive the merger consideration for each unit you hold. If Prometheus Income Partners does not participate in the merger, you will continue to have the current right to receive distributions, if any, in accordance with the partnership agreement of Prometheus Income Partners when cash becomes available for distribution. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

Q:   What is the status of the construction defects and the related litigation?

A: Two lawsuits had been filed by Prometheus Income Partners regarding construction defects in its two properties. The total claimed damages for both properties was approximately $19.6 million. The partnership entered into settlement agreements regarding all of this litigation. Under these settlements, the partnership received aggregate net recoveries of approximately $10.8 million. The cost to repair the defects that were the subject of this litigation is expected to be in excess of $12.5 million and could involve as much as $14 million or more.

Q:   Does the transaction require the vote of the limited partners?

A: Yes. Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. The affirmative vote of the limited partners holding more than 50% of the units outstanding as of May 31, 2002, is required to approve the merger proposal. The record date is the date fixed by Prometheus Development Co. to determine the limited partners entitled to vote at the meeting.

     PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and this proxy statement.

Q: If the limited partners approve the merger, is it certain that Prometheus Income Partners will participate in the merger?

A: No. Prometheus Income Partner's participation in the merger is subject to several other closing conditions, including: refinancing the existing mortgages on the partnership's properties on terms satisfactory to PIP Acquisition and PIP Partners; the partnership's having generally unencumbered title to its properties except for known existing encumbrances; and no material adverse effect of any recent occurrences on the properties or the partnership. In addition, PIP Partners must have adequate resources to pay the merger consideration. PIP Partners believes that it has or will have such resources.

     Limited partners should be aware that the satisfaction or waiver of each of the closing conditions is a condition to Prometheus Income Partners' participation in the transaction. Therefore, it is possible that the failure of the partnership to satisfy a condition could cause the transaction to fail to close. The parties to the Amended and Restated Agreement and Plan of Merger dated as of May 22, 2002 by and among Prometheus Income Partners, PIP Partners and PIP Acquisition also have the right to terminate the transaction in its entirety by mutual agreement, but do not have any current intention of doing so.

Q:   What happens if I vote against the merger proposal?

A: If you vote against the merger proposal, but holders of more than 50% of the units in Prometheus Income Partners outstanding as of the record date vote for the merger proposal and Prometheus Income Partners participates in the transaction, you will be required to give up your units and entitled to receive $1,736 in cash per unit. If you fail to return your proxy or mark "ABSTAIN" on your proxy, the effect will be the same as a vote against the merger proposal.

Q: Do limited partners have dissenters' or appraisal rights in connection with the merger?

A: No. Limited partners are not entitled to exercise dissenters' rights or other rights of appraisal in connection with the merger.

Q:   When do you expect the merger to be completed?

A: We are working to complete the merger as quickly as possible. We expect to complete the merger as soon as practicable following the meeting, or within twenty days of the meeting.

Q:   What are the tax consequences of the merger to the limited partners?

A: In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be $1,736 per unit.

     This gain or loss should be treated as capital gain or loss. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in Section 751 of the Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss.

Q:   What other matters will be voted on at the meeting?

A: In addition to asking you to vote on the merger proposal, we are asking you to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the merger.

     Prometheus Development Co. recommends that you vote for the adjournment proposal. PIP Partners intends to vote all of its units in favor of the adjournment proposal.

     Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask you to vote on any other matters at the meeting.

Q:   What do I need to do now?

A: Please complete, date and sign your proxy and then return it in the enclosed postage prepaid envelope as soon as possible so that your units may be represented at the meeting. All proxies actually received prior to the meeting will be voted at the meeting.

Q:   Can I fax my proxy vote?

A: Yes. First complete, date and sign your proxy. Then fax the proxy to (212) 929-0308.

Q:   May I change my vote after I have mailed my signed proxy?

A: Yes. Just send in a later dated, signed proxy prior to the meeting or attend the meeting and vote in person. Taking either of these steps will revoke any previously submitted proxy. You may also revoke any previously submitted proxy by written notice to Prometheus Development Co. prior to the meeting. Additional proxy cards are available from MacKenzie Partners, Inc., Prometheus Development Co.'s proxy solicitor for the meeting. MacKenzie Partners may be contacted as follows:

                            MacKenzie Partners, Inc.
                         105 Madison Avenue, 14th Floor
                               New York, NY 10016
                                 (800) 322-2885
                           proxy@mackenziepartners.com

Q:   When can I expect to receive payment for my units?

A: After the consummation of the merger, Prometheus Income Partners will send you a letter of transmittal. Upon receipt of a completed letter of transmittal from you, a check for $1,736 per unit you own at that time will be mailed to you.

                       WHO CAN HELP ANSWER YOUR QUESTIONS?

If you have more questions about the transaction or would like additional copies of this Proxy Statement, you should contact MacKenzie Partners.

                                     SUMMARY

     This summary highlights selected information included in this Proxy Statement. This summary may not contain all of the information that is important to you. To understand the merger proposal and the proposed merger fully and for a more complete description of the legal terms of the merger and other considerations that may be important to you, you should read carefully this entire document and the other documents to which we have referred you. The terms of the merger are contained in the merger agreement, a copy of which is attached to this Proxy Statement as Appendix A, and which is incorporated in this Proxy Statement by reference.

     Parties to the Transaction

     Prometheus Income Partners

     Background. Prometheus Income Partners, a California limited partnership, was formed on April 15, 1985. Prometheus Development Co., Inc., a California corporation, is the general partner of the partnership. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell two residential rental properties in Santa Clara, California:
Alderwood Apartments and Timberleaf Apartments. Prometheus Income Partners is governed by the California Revised Limited Partnership Act and its Second Amended and Restated Limited Partnership Agreement, dated October 1, 1992, a copy of which is attached to this Proxy Statement as Appendix B.

     The principal investment objectives of Prometheus Income Partners are to preserve and protect Prometheus Income Partners' capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide "tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to Prometheus Income Partners.

     No public trading market exists or is expected to be established for the units, although an informal secondary market for trading in units has developed. Prometheus Development Co. is aware of two brokers who quote prices in units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. Historically, limited liquidity has been provided in this market due to occasional purchases of units by PIP Partners, an affiliate of the general partner of the partnership, and others unaffiliated with the general partner directly from limited partners and through these brokers. PIP Partners has purchased these units to increase its equity stake in Prometheus Income Partners. Other than the tender offers disclosed below under the caption "Recent Tender Offers" beginning on page 50, PIP Partners never solicited offers from others to sell their units, but instead responded from time to time to limited partners who expressed interest in selling their units. PIP Partners has acquired a total of 3,451 units, all since January 1, 1997.

     The principal executive offices of Prometheus Income Partners are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     Construction Defects; Reserve Accounts. The hardboard siding used at both Alderwood and Timberleaf is failing to perform as expected. This has resulted in certain construction defects in the partnership's properties. Under Prometheus Income Partners' financing arrangements, it is required to maintain a security account with respect to each property to fund correction of defects in the properties. Prior to the refinancing, quarterly cash distributions to the limited partners were suspended in 1996, and this cash was reserved for contingent liabilities with respect to construction defects. This cash was then deposited into security accounts as additional collateral for the lender who provided the funds for the refinancing. Cash held in these security accounts was $3,620,000 and $2,639,000 for Alderwood and Timberleaf, respectively, as of March 31, 2002.

     Principal Unitholders. Other than PIP Partners, which owns 18.2% of the outstanding units, no person of record owns or is known by Prometheus Income Partners to own beneficially more than 5% of the outstanding units.

     Prometheus Development Co., Inc. a California corporation, is the general partner of Prometheus Income Partners. The principal business of Prometheus Development Co. is acting as general partner of limited partnerships and managing their real estate. All of the outstanding shares of capital stock of Prometheus Development Co. are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust. Although Helen Diller has the same rights as Sanford Diller with respect to the management of The DNS Trust and Prometheus Development Co., Ms. Diller is not involved in the operations of The DNS Trust or any of the other entities described in this document. Instead, Mr. Diller ultimately controls and manages these entities.

     The principal executive offices of Prometheus Development Co. are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     PIP Partners - General, LLC

     PIP Partners - General, LLC was formed in 1996 to acquire and hold units. PIP Partners conducts no other business. PromHill, Inc., a corporation owned and controlled by Sanford N. Diller, is the Manager of PIP Partners. 99% of the member interests of PIP Partners are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn Safier, the Dillers' daughter. The DNS Trust is also the sole shareholder of Prometheus Development Co. Thus, Mr. Diller controls Prometheus Development Co., PromHill, The DNS Trust and PIP Partners.

     PIP Partners initially acquired units in a tender offer described below. Since that time, PIP Partners has acquired additional units. In June 2000, PIP Partners purchased 1,487.5 units from Prom Investment Partners, a third party unaffiliated with Prometheus Development Co., PIP Partners or Mr. Diller, and two investment funds (Liquidity Fund Growth-Plus Partners, a California limited partnership and Liquidity Fund Appreciation and Income Partners, a California limited partnership) affiliated with Prom Investment Partners but also unaffiliated with Prometheus, PIP Partners or Mr. Diller for $1,200 per unit. The similarity of the name of Prom Investment Partners does not reflect any affiliation with Prometheus Development Co. or any of its affiliates; the use of such nomenclature is common in the investment community. This purchase price was arrived at pursuant to arm's-length negotiations. Under its agreement with Prom, if PIP Partners acquires additional units prior to June 20, 2002 for a price greater than

$1,200 per unit, PIP Partners has agreed to pay Prom such excess with respect to each unit purchase by PIP Partners from Prom.

     The principal executive offices of PIP Partners are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     PIP Acquisition

     PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the merger. PIP Partners owns all of the member interests in PIP Acquisition. Thus, The DNS Trust and Sanford Diller ultimately control PIP Acquisition. The principal executive offices of PIP Acquisition are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

For a more complete description of the parties involved in the merger and the construction defects and the litigation related to them, please see the disclosure under the caption "The Parties" beginning on page 46.

     Certain Effects of the Transaction

     In the merger, if approved and consummated, PIP Acquisition will merge with and into Prometheus Income Partners. Each unit in Prometheus Income Partners will be converted at the effective time of the merger into the right to receive merger consideration. PIP Partners, which currently holds 3,451 units (18.2% of the outstanding units), will not receive any merger consideration in respect of the units it holds at the time of the merger. Following completion of the transaction, the current limited partners other than PIP Partners will no longer have any interest in, and will not be limited partners of, Prometheus Income Partners and, therefore, will not participate in Prometheus Income Partners' future earnings and potential growth. PIP Partners will become the owner of all outstanding units. Following the completion of the transaction, Prometheus Income Partners expects to cease to be a reporting company and the units will cease to be registered under the Securities Exchange Act of 1934.

     Fairness of the Merger

     Each of Prometheus Development Co., PIP Partners, PromHill, PIP Acquisition, The DNS Trust, and the Dillers believes the terms of the merger to be fair to the partnership and its limited partners. For a discussion of the fairness of the merger, please see the discussion under the caption "Fairness of the Transaction" beginning on page 27. Houlihan Lokey has opined that the merger consideration is fair, from a financial point of view, to the limited partners that are not affiliated with PIP Partners. Please see "Opinion of Financial Advisor," beginning on page 79.

     The Meeting

     The meeting of limited partners of Prometheus Income Partners will be held at 10:00 a.m., local time, on July 24, 2002, at Villa Hotel, 4000 South El Camino Real, San Mateo, California 94403. At the meeting, limited partners will be asked to consider and vote on the merger proposal. In addition, Prometheus Development Co. is asking the limited partners to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. The merger agreement provides that Prometheus Development Co. will recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus Income Partners has not received duly executed proxies that constitute a sufficient number of votes to approve the merger proposal. However, if proxies representing enough votes to defeat the merger proposal regardless of the number of additional votes later cast in favor of the proposal have been submitted, the meeting will not be adjourned to permit further solicitation.

     Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

     As of the record date, PIP Partners beneficially owned an aggregate of 3,451 units, representing in the aggregate approximately 18.2% of the units outstanding on the record date. Pursuant to the Amended and Restated Agreement and Plan of Merger entered into among the partnership, PIP Partners and PIP Acquisition, PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by the other limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

     To be approved, a majority of units, or 9,498 units, must be voted in favor of the merger proposal. Based on the following computations, and because PIP Partners has agreed to vote the units held by it for and against the transaction in the same proportion as the votes actually cast by limited partners unaffiliated with PIP Partners, limited partners unaffiliated with PIP Partners holding a minimum of 6,047 units cast their votes in favor of the proposal for it to be possible that the proposal will be approved, and if limited partners unaffiliated with PIP Partners holding at least 7,772 units (a majority of the units held by limited partners not affiliated with PIP Partners) vote in favor of the proposal then the proposal will be approved.

     o If limited partners unaffiliated with PIP Partners holding only 6,047 units vote at the Meeting, and all of these votes are cast for the merger proposal, then pursuant to the Amended and Restated Agreement and Plan of Merger, PIP Partners will be obligated to vote all of its 3,451 units in favor of the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

     o If limited partners unaffiliated with PIP Partners holding 15,544 units (all of the outstanding units held by unaffiliated limited partners) vote at the Meeting, and 7,772 of these votes are in favor of the proposal, PIP Partners will be obligated to vote

         1,726 units in favor of the proposal and 1,725 units against the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

     Record Date; Voting Power

     Prometheus Development Co. has fixed the close of business on May 31, 2002, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. As of the record date, there were 18,995 units, including those units held by PIP Partners, issued and outstanding and held of record by 920 holders. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

     Quorum; Vote Required

     The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted as present at the meeting.

     The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. Because PIP Partners has agreed to vote its units in the same proportion as the other limited partners, the merger can be approved without the affirmative vote of at least a majority of the units held by the limited partners unaffiliated with Prometheus Development Co., PIP Partners and Mr. Diller if a number of these holders do not vote in person or by proxy at the meeting. For example, if unaffiliated limited partners holding 33% of the units (and no others), which constitute less than a majority of the units held by non-affiliates, were to vote at the meeting and all such units were voted in favor of the merger, these votes, together with the affirmative vote of the units held by PIP Partners, would be sufficient to approve the merger.

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

     If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and do not vote in person at the meeting, as a result of the agreement of PIP Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

     Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. Therefore, if we do not receive votes for the merger proposal from limited partners holding greater than 50% of the units (including those units held by PIP Partners and voted as described above), the merger proposal will not be approved and Prometheus Income Partners will not participate in the merger. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the merger. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     Changing Your Vote

     You may revoke your proxy at any time before it is voted at the meeting (1) by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co. or (3) by attending the meeting and voting in person.

     Structure of the Transaction

     The following depicts the current ownership and control structure of the partnership:




                                 Pre-Transaction
                                 ---------------


                                 - - - - - - - - - - - -
                                |                       |
                                | Sanford Diller and    |
                                |    Helen Diller       |
                                | _ _ _ _  _ __ _ _ _ _ |
                                         |
                                         |100%, as trustees
                                         |
                                 - - - - |- -  - - - - -
                                |                       |
                                |       DNS Trust       |
                                |      And Family       |     ---------------
                                | _ _ _ _ _ _ _ _ _ _ _ |    |               |
                                          |                  | Jaclyn Safier |
                  100%                    |                  |               |
                    ----------------------|                   ---------------
                   |                      |  99%                  |   1%
                   |                      |                       |
                   |                      |   --------------------
                   |                      |   |
 - - - - - - - - - -          - - - - - - - -  -|
 |                  |        |                  |
 |   Prometheus     |        |   PIP Partners   |
 |  Development Co. |        |                  |
  - - - - - - - - -           - - - - - - - - - -
      |                            |
      |                            |
      |                            | 100%
      |                            |
      |             - - - - - - - - -         - - - - - -         - - - - - - -
      |            |                  |     |             |      |             |
      |            |  PIP Acquisition |     | Limited     |      |   Limited   |
      |            |                  |     | Partner(1)  |......| Partner(x)  |
      |            |                  |     |             |      |             |
      |             - - -  - - - - -         - - - - - - -        - - - - - - -
      |                           |                |                      |
      |                           |  18%           |           81%        |
      |                           |                |                      |
       ------------------------    ---------------------------------------
                              |               |
                              |               |
                              |  1%*          |   99%
                            - - - - - - - - - - - -
                           |                       |
                           |    Prometheus Income  |
                           |        Partners       |
                           |                       |
                             - - - - - - - - - - -

                           * Prometheus Development Co.'s interest is a
                             general partner interest, as more fully
                             described under the caption "The Partnership
                             Agreement of Prometheus Income Partners" beginning on page 51.

      Assuming Prometheus Income Partners approves the merger proposal and participates in the merger, the following figures depict the structure of the transaction and the ownership interest of the parties to the transaction:


                                Post-Transaction
                                ----------------


                            - - - - - - - - - - -
                           |                     |
                           | Sanford Diller and  |
                           |    Helen Diller     |
                           | _ _ _ _  _ __ _ _ _ |
                                   |
                                   |100%, as trustees
                                   |
                            - - - - - - -  - -
                           |                  |
                           |      DNS Trust   |
                           |     And Family   |
                           |_ _ _ _ _ _ _ _ _ |
                                   |                          -----------------
                                   |                         |                 |
                                   |                         |  Jaclyn Safier  |
                                   |                         |                 |
                                   |                          -----------------
            ------------------------------------------------          |
           |                                                |         |
           | 100%                                           |  99%    |  1%
           |                                                |         |
  - - - - - - - - -                                     - - - - - - - - -
 |                  |                                  |                  |
 |    Prometheus    |                                  | PIP Partners     |
 |  Development Co. |                                  |                  |
 |_ _ _ _ _ _ _ _ _ |                                  | _ _ _ _ _ _ _ _ _
           |                                                       |
           |1%*                                                    |  99%
           |                                                       |
            ---------------------            ----------------------
                                 |           |
                                 |           |
                                 |           |
                           - - - - - - - - - - - -
                          |                       |
                          | Prometheus Income     |
                          |     Partners          |
                          |                       |
                           - - - - - - - - - - - -


                          * Prometheus Development Co.'s interest is a
                            general partner interest, as more fully
                            described under the caption "The Partnership
                            Agreement of Prometheus Income Partners" beginning on page 51.

     Conflicts of Interest

     In considering the recommendations of each of Prometheus Development Co., Prometheus Income Partners, PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, limited partners should be aware that PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, as the acquiring parties of units, have interests in the transaction or relationships that present actual or potential conflicts of interest in connection with the transaction. Prometheus Income Partners, PIP Partners, PIP Acquisition, PromHill, The DNS Trust and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

     The transaction has been initiated and structured by Prometheus Development Co. and individuals who are managers of Prometheus Development Co. The transaction provides some benefits to the affiliates of Prometheus Development Co. that are in conflict with the benefits provided to the limited partners. Sanford Diller, as the natural person ultimately controlling both Prometheus Development Co. and PIP Partners, has an economic interest separate from that of the limited partners in structuring the transaction to maximize the benefits to PIP Partners in seeking to realize future profits from the partnership that the current limited partners will not participate in if the merger is consummated, although PIP Partners will not receive the merger consideration.

     Prometheus Income Partners currently has no officers. After the merger, Prometheus Development Co. believes that all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co., although none of these individuals has entered into a written agreement to remain with Prometheus Development Co.

     Conditions to the Transaction

     The obligations of PIP Acquisition, PIP Partners and Prometheus Income Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

     o The existing mortgages on the partnership's properties shall have been refinanced on terms satisfactory to PIP Acquisition and PIP Partners.

     o No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of Prometheus Income Partners or PIP Acquisition or which would result in a material adverse effect, or instituted any proceeding seeking any similar type of order.

     o All material approvals from governmental entities necessary for the consummation of the merger shall have been obtained.

     o PIP Partners having obtained the financing necessary to pay the merger consideration.

     o The opinion of Houlihan Lokey Howard & Zukin as to the fairness of the merger consideration, from a financial point of view, to the limited partners not affiliated with PIP Partners shall not have been withdrawn.

     The obligations of Prometheus Income Partners are further subject to the condition or waiver by Prometheus Income Partners at or prior to the effective date of the merger that the representations and warranties of PIP Partners in the merger agreement shall be true and correct.

     The obligations of PIP Acquisition and PIP Partners are further subject to the conditions or waiver at or prior to the effective date of the merger that:

     o the representations and warranties of Prometheus Income Partners in the merger agreement are true and correct at and as of the closing date;

     o if necessary, the holder of indebtedness of Prometheus Income Partners consents to the merger on terms acceptable to PIP Partners; and

     o there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

     The merger may be terminated at any time prior to the effective date of the merger:

     o by the mutual written consent of Prometheus Income Partners and PIP Partners;

     o in the event of a material breach of the merger agreement if not cured within thirty (30) days; or

     o by PIP Partners or Prometheus Income Partners if the merger has not yet been consummated on or before July 31, 2002.

     Consideration and Financing

     All costs and expenses incurred in connection with the transaction (other than the fee to be paid by the partnership to Houlihan Lokey) will be paid by PIP Partners. These include an estimated $4,900 in SEC filing fees, $375,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $30,000 in printing costs. In addition:

     o PIP Partners will pay cash consideration to the limited partners other than PIP Partners in the amount equal to $1,736 per unit;

     o If the existing mortgages on the partnership's properties are refinanced as contemplated in connection with the merger, the partnership will incur a prepayment penalty under the existing terms of its financing arrangements of approximately $3.4 million; and

     o If PIP Partners and PIP Acquisition were to waive the condition to the merger that the existing mortgages on the partnership's properties be refinanced, the partnership may be required to pay certain fees relating to its mortgage debt. Under the terms of its current financing, the partnership may have to pay to its lender an assumption fee of approximately $261,000 upon consummation of the merger if the merger is deemed to be a transfer of the partnership's properties under the applicable loan documents and the loan is not then paid.

     Any consent or other fees to be paid by the partnership as a result of the merger, whether or not financed by PIP Partners, will not be deducted from the merger consideration.

     The source of the merger consideration to be paid by PIP Partners to the limited partners will be a contribution of funds from Sanford N. Diller, who ultimately controls PIP Partners, or an entity controlled by Mr. Diller. Mr. Diller intends to use cash available on hand, or, if insufficient cash is available, he intends to borrow such funds from an entity controlled by Mr. Diller from existing capital resources of such entity which has agreed to make the funds available without recourse to the consideration paid to the limited partners in the merger. Such borrowing, if needed, will be personally guaranteed by Mr. Diller. Such borrowings will be repaid upon maturity out of current resources of Mr. Diller and The DNS Trust. While Mr. Diller had indicated his present intention and ability to finance the merger, neither he nor any of his affiliates is under any obligation to do so.

     Proxy Solicitation

     Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus Development Co. may solicit proxies by telephone, facsimile, electronic mail, regular mail or delivery service. No additional compensation will be paid to these persons for these solicitation services. Pursuant to a letter agreement dated June 20, 2001 between MacKenzie Partners, Inc. and Prometheus Development Co., MacKenzie agreed to distribute this Proxy Statement to limited partners, provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co. with respect to the merger. Prometheus Development Co. agreed to pay MacKenzie a fee of $9,500 plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

     Accounting Treatment

     PIP Partners will account for the transaction under the "purchase" method of accounting in accordance with generally accepted accounting principles.

     Federal Income Tax Consequences

     In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be $1,736 per unit, plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code.

     This gain or loss should be treated as capital gain or loss that would be taxed at a maximum rate of 20%. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in Section 751 of the Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss. In addition, a portion of any gain realized to the extent of unrecaptured Section 1250 depreciation would be taxed at a maximum rate of 25%.

     You should consult your tax advisor as to the particular tax consequences of the transaction.

     The transaction, as structured, will permit PIP Partners, and its members (The DNS Trust and Ms. Safier), to defer substantial tax liability that would be incurred if the partnership's properties were disposed of in a taxable sale followed by a liquidation of the partnership. This tax liability will be deferred until these properties are eventually sold or PIP Partners sells its equity interests in the partnership.

     Counsel to Prometheus Development Co. has not opined on any tax-related matters related to the merger.

     Prometheus Development Co. believes that a limited partner who held units from the date of the initial offering of the units, where there are no unusual circumstances, will have funds sufficient to pay any tax liability assessed as a result of the merger and other tax liabilities previously incurred with respect to which no distributions have been made.

               SUMMARY SELECTED FINANCIAL DATA OF THE PARTNERSHIP

     The following table sets forth a summary of certain financial data for Prometheus Income Partners.

     The selected financial and operating data of Prometheus Income Partners for the three months ended March 31, 2002 and March 31, 2001 are derived from unaudited financial statements of Prometheus Income Partners which, in the opinion of Prometheus Development Co., include all adjustments (consisting only of normal recurring items) necessary for a fair presentation of Prometheus Income Partners' financial position and results of operations. The results set forth for the three months ended March 31, 2002 and March 31, 2001 are not necessarily indicative of results to be expected for a full year.

     This summary should be read in conjunction with Prometheus Income Partners' financial statements and notes thereto appearing in Prometheus Income Partners' Annual Report on Form 10-K/A for the year ended December 31, 2001, which are included with this Proxy Statement and incorporated by reference.


                                                                                            As of and For the
                                                                                              Three Months
                                      As of and For the Year Ended December 31,              Ended March 31,
                                      ----------------------------------------              ----------------
                                     2001        2002        1999         1998         1997        2002        2001
                                     ----        ----        ----         ----         ----        ----        ----
                                    (Unaudited, In thousands, except per unit amounts)

Income Statement Data:
Total revenues (1)........          $7,871      $7,247      $6,106        $5,991      $5,558      $1,831      $2,065
Operating  expenses.......           1,731       1,421       1,400         1,807       1,104         341         391
                                    ------      ------      ------        ------      ------      ------      ------
Gross profit..............           6,140       5,826       4,706         4,184       4,454       1,490       1,674
Other expenses(2)(3)(4)              3,551       3,417       3,275         3,288       3,977         948         888
                                    ------      ------      ------        ------      ------      ------      ------

Net income ...............          $2,589      $2,409      $1,431        $  896      $  477      $  542      $  786
                                    ======      ======      ======        ======      ======      ======      ======

Net income allocated to
limited partners..........          $2,563      $2,385      $1,417         $ 887       $ 472       $ 537       $ 778
                                    ======      ======      ======        ======      ======      ======      ======

Net income per limited
partnership unit (5) .....           $ 135       $ 126        $ 75          $ 47        $ 25        $ 28        $ 41
                                    ======      ======      ======        ======      ======      ======      ======

Balance Sheet Data:
Real estate (6)...........          23,174      22,021      22,105        22,328      22,573      23,298      21,881
Total assets (7)..........          44,127      31,088      28,873        27,830      27,016      44,632      31,769
Total liabilities (8).....          36,768      26,318      26,512        26,900      26,982      36,731      26,213
Partners' equity..........           7,359       4,770       2,361           930          34       7,901       5,556
Limited partners'
equity....................           7,687       5,124       2,739         1,322         435       8,223       5,901
Limited partners'
equity per limited
partner unit (5)..........           $ 405       $ 270       $ 144          $ 70        $ 23       $ 433       $ 311

(1)  Consists principally of rental and interest income.
(2) Includes payments to general partner and affiliates of $431,000, $372,000, $300,000, $303,000 and $278,000 for 2001, 2000, 1999, 1998 and 1997
     respectively, and $150,000 and $97,000 for the three months ended on March 31, 2002 and 2001, respectively, consisting in each case principally of property management and construction management fees.

(3) Includes payments to general partner and affiliates of $557,000, $527,000, $481,000, $475,000 and $391,000 for 2001, 2000, 1999, 1998 and 1997,
     respectively, and $142,000 and $141,000 for the three months ended on March 31, 2002 and 2001, respectively, consisting principally of reimbursements for operating and administrative expenses incurred by such persons, consisting principally of property, payroll, payroll taxes, insurance and payroll processing fees, postage, copying costs, professional services, personnel training and marketing costs.
(4) Includes interest and amortization expense, depreciation and general and administrative expense.
(5) Based on weighted average number of units outstanding during the applicable period.
(6) Consists of land, buildings and improvements, construction in progress and accumulated depreciation.
(7) Includes cash and cash equivalents, restricted cash and deferred financing costs, net of accumulated amortization.
(8)  Includes notes payable.

                                   BACKGROUND

     Reasons for the Merger

     Since at least as early as 1997, limited partners from time to time have been contacting Prometheus Development Co. to express dissatisfaction with the economic situation of Prometheus Income Partners, including the lack of current distributions (and the uncertainty of when such distributions might resume), the current recognition of taxable income and the lack of appreciation of the saleable value of the limited partnership units. These contacts became increasingly frequent throughout 2000, such that the general partner was being contacted by limited partners regarding these issues at least weekly. Many of these limited partners have informed Prometheus Development Co. that they (or the beneficial owners they represent) are individuals who invested in Prometheus Income Partners as part of their retirement planning, and that these limited partners believe that the recent economics of the units are unsatisfactory for this purpose. Several limited partners had expressed concern over the potential impact of construction defects and the related litigation. These contacts always have been initiated by or on behalf of the limited partners and have not included any general or specific proposal by the limited partners for providing liquidity. The general partner has felt constrained in discussing various matters with the limited partners because it is limited as a practical matter in the information it can provide to limited partners due to the regulation of disclosure under the Securities Exchange Act and the recent pendency of litigation involving the partnership.

     Increasingly, limited partners were asking for information on how to sell their units; and while trading activity in the units in secondary markets had been increasing, volume remained and remains low. While the general partner on the one hand, and PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, on the other hand as the parties seeking to acquire beneficial ownership of the units in the merger (PIP Partners, PromHill, The DNS Trust and Mr. and Mrs. Diller are sometimes referred to collectively in this proxy statement as the "acquiring parties") believe in the long-term profitability of the business of Prometheus Income Partners, they recognize the risks involved and the expressed interests of many limited partners to sell their units. PIP Partners and other unaffiliated parties periodically have purchased units in the secondary trading market. Please see the discussion under the caption "Recent Transactions" beginning on page 58. As a practical and regulatory matter, the number of units that can be purchased by PIP Partners and other parties in these sporadic transactions is severely limited. Thus despite these occasional purchases, the current market for units is thin and illiquid. See the discussion under the caption "Additional Information Concerning Units" beginning on page 96 for the details of these purchases in the secondary market. While the general partner can not value the units with precision due to uncertainties related to substantial construction defects, the general partner believes that private and market purchases from limited partners had and would continue to involve a substantial discount from the value of the units as derived from the underlying market value of the partnership's property given the substantial defects therein, with or without ascribing any value to the recently settled litigation. In reaching this conclusion, the general partner also considered its experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist. For these reasons, in July 1999, the general partner began investigating available alternatives to provide liquidity for the limited partners at a fair price. At that time, the general partner considered a variety of options for achieving liquidity for the limited partners, including principally those discussed below. In general, discussion regarding these matters involved Mr. Diller, John Murphy, a Vice President of the general partner, and Vicki Mullins, also a Vice President of the general partner. In reviewing these options, the general partner deemed it important to reduce the substantial costs associated with managing an entity that is a reporting company under the Securities Exchange Act with approximately 1,000 limited partners. By reducing the number of limited partners to one and eliminating the need of quarterly and annual filings under the Exchange Act, the partnership estimates it will save $100,000 annually in legal, accounting, administrative and other costs. This savings was factored into the determination of the price PIP Partners is willing to pay for units and the structure of potential transactions PIP Partners was willing to consider. In considering acceptable transaction structures, PIP Partners also considered the elimination of fiduciary duties of the general partner to unaffiliated parties.

     In June 1999, Prom Investment Partners, LLC, a limited partner not affiliated with the general partner or any of the acquiring parties, contacted the partnership to request pleadings and other court filings regarding the construction defect litigation and copies of the mortgage notes for each of the partnership's properties. Prometheus Development Co. sent to Prom Investment Partners the mortgage notes, but directed it to the public record for the court filings, and shortly thereafter it inquired whether Prom Investment Partners would be interested in selling its units. In or about October 1999, Prom Investment Partners contacted Mr. Murphy regarding the interest of the general partner or its affiliates in buying Prom Investment Partners' units. No agreement as to the possible terms of the proposed sale was reached at that time.

     In January 2000, the general partner began investigating in greater detail potential alternatives for providing limited partner liquidity involving an acquisition of units by an affiliate of the general partner.

     In or about March 2000, PIP Partners contacted Prom Investment Partners regarding a possible sale of units. Prom Investment Partners proposed a sale at a price per unit higher than the price per unit to which Prom Investment Partners and PIP Partners eventually agreed. PIP Partners evaluated this proposal in light of internal valuations and forecasts. In April 2000, Prom Investment Partners agreed with PIP Partners that Prom Investment Partners, together with certain of its affiliates, would sell all of their units to PIP Partners at a price of $1,200 per unit. However, pursuant to that agreement, if PIP Partners acquires any units from any other person within two years following the date of this purchase at a purchase price greater than $1,200 per unit, PIP Partners agreed to pay Prom Investment Partners and its affiliates the excess of the price paid over $1,200 per unit for each unit purchased from them by PIP Partners. PIP Partners completed its purchase of 1,487.5 units from Prom Investment Partners and two of its affiliated investment funds on June 20, 2000. If the merger were consummated on or prior to June 20, 2002, PIP Partners would be obligated to pay to these parties $536 per each unit purchased from them, or an aggregate of approximately $797,000. Any excess that would be payable by PIP Partners under this arrangement as a result of the merger was considered by PIP Partners in evaluating the proposed merger.

     In May 2000, Prometheus Development Co., PIP Partners, Messrs. Diller and Murphy and Ms. Mullins, on behalf of the various affiliates they represented, revisited the alternatives discussed below and for the reasons set forth below decided to proceed with a merger in structure identical to the merger but in which the consideration to be paid with respect to each unit would be fixed at $1,200. They based the $1,200 in cash to be offered by PIP Partners for each unit each limited partner holds on various factors including their estimate at the time of the fair market value of the underlying real estate properties at approximately $55,100,000, the potential for an increase or decrease in that value, the effects of the then-pending litigation and the likelihood of success in that litigation on the value of Prometheus Income Partners, the transaction costs incurred as part of the merger, the tax consequences of the merger to PIP Partners and the illiquidity of the units. They also gave substantial weight to the fact that Prom Investment Partners, an unaffiliated third party with substantial real estate experience, had agreed to accept $1,200 per unit for a substantial block of units.

     In June 2000 and September 2000, Prometheus Development Co. and the acquiring parties filed preliminary proxy solicitation and related materials with the Securities and Exchange Commission relating to a proposed merger involving merger consideration fixed at $1,200 per unit.

     In October 2000, the general partner and the acquiring parties reviewed the partnership's financial performance for the nine months ended September 30, 2000 and compared these results to previously projected results upon which they based in part their original evaluation of the fairness to the limited partners of the originally proposed fixed consideration of $1,200 per unit. In fact, actual results for this period materially exceeded projected performance. Because of this, in order to reevaluate the basis upon which to value the limited partnership units, the general partner and the acquiring parties determined to obtain an independent appraisal of the market value of the partnership's real estate properties. By letter dated November 22, 2000, the general partner informed the limited partners that it was seeking such appraisal and would reexamine the merger and the merger consideration in light of this appraisal.

     In December 2000, the general partner and the acquiring parties received an appraisal of the partnership's real estate properties that valued these properties at $68,900,000, substantially in excess of the approximately $55,100,000 previously estimated by the general partner and relied upon, in part, in assessing the fairness of the merger consideration as proposed prior to such time. Based on this appraisal, the general partner and the acquiring parties reconsidered the merger consideration being offered and potential alternatives to the transaction and proposed a modified transaction in which the merger consideration to be offered would be based on a deemed liquidation value of the partnership's properties based upon the independently appraised market value. The contemplated offer would have involved the payment of a fixed amount of $1,200, plus a contingent payment based on the actual costs to repair construction defects and the ultimate recoveries in the then-pending litigation. Previously, the general partner and the acquiring parties believed that the sale of a substantial block of units by Prom Investment Partners, who are sophisticated real estate professionals, provided independent market validation of the values ascribed by the acquiring parties to these uncertainties. Given the length of time that passed since that sale by Prom Investment Partners, the general partner and the acquiring parties no longer were comfortable that such sale provided such validation. Accordingly, they made the determination that offering the deemed liquidation value, calculated based on the appraised value as set forth above and below (with minimum proceeds to the limited partners equal to the previously offered fixed merger consideration of $1,200), was a fairer and more prudent course of action.

     In February 2001, and again in April and July 2001, Prometheus Development Co. and the acquiring parties filed revised preliminary proxy solicitation and related materials with the Securities and Exchange Commission reflecting the revised proposed transaction. On August 31, 2001, with the parties having been unable to obtain clearance from the Commission of their proxy materials for distribution to the limited partners, the merger agreement embodying the previously proposed transaction, as the same had been amended to that date, terminated on its terms.

     In September 2001, the acquiring parties continued to evaluate possible transaction structures in which they would acquire the limited partnership units held by unaffiliated parties. Similarly, Prometheus Development Co. considered alternatives to realizing value and providing liquidity for the limited partners. Each of the acquiring parties and the general partner considered substantial declines in the rental market in which the partnership's properties are located, including decreasing occupancy and rental rates in these properties. In order to better understand the changes in the value of these properties, the parties obtained a new independent appraisal from the issuer of the December 2000 appraisal. This appraisal, dated September 17, 2001, valued these properties at $53,200,000.

     On October 3, 2001, the partnership entered into a settlement agreement that provided for final settlement of the remaining construction defect litigation. Following this settlement, the acquiring parties proposed a merger involving the merger consideration described in this proxy statement. The proposed merger consideration was based on an estimate of the deemed liquidation value of the partnership based on the more recent independently appraised value of the partnership's properties, without credit for net recoveries received in the construction defect litigation or applying any reduction for existing construction defects in these properties, which are expected to substantially exceed those recoveries, and without reduction for any other liabilities of the partnership. On October 5, 2001, the partnership retained Houlihan Lokey Howard & Zukin to evaluate the fairness, from a financial point of view, of the merger consideration to be received by the limited partners unaffiliated with the PIP Partners. By letter dated October 17, 2001, the general partner advised the limited partners of the settlement of all construction defects litigation, the retention of Houlihan Lokey and the intention of PIP Partners to propose a new merger transaction.

     In October 2001, the partnership was contacted by a limited partner seeking certain non-public information and indicating its interest in possibly making an offer to acquire the partnership's properties. On various occasions in November and December 2001, the partnership communicated with this limited partner through counsel by telephone and by correspondence in order to provide this limited partner with an opportunity to make an offer for the partnership's properties. No confidentiality or other agreement was executed by this limited partner, no offer was made and no framework for an offer was suggested. In January 2002, the general partner concluded that no offer was forthcoming from this limited partner and so advised PIP Partners. PIP Partners then determined to proceed with the merger as described in this proxy statement.

     Having determined to proceed with the merger, in January 2002 the acquiring parties reviewed the independent appraisal of the partnership's properties obtained in September 2001, as well as publicly available information regarding residential real estate trends in the geographic area in which the partnership's properties are located. In light of the reported downward trend in rental rates, as well as the partnership's own experience of decreasing rental rates in the last quarter of 2001, the acquiring parties concluded that conducting a new independent appraisal would not result in a greater appraised value than that established by the September 2001 appraisal. In the interest of fairness to the limited partners, the acquiring parties determined to proceed with the merger, with the merger consideration of $1,714 being calculated on the basis of the September 2001 independent appraisal and cash held by the partnership as of December 31, 2001.

     On March 6, 2002, Houlihan Lokey delivered to the general partner its written opinion that as of such date, merger consideration of $1,714 was fair, from a financial point of view, to the limited partners unaffiliated with PIP Partners. PIP Partners, PIP Acquisition and the partnership then entered into a merger agreement dated as of March 6, 2002 providing for the merger with a merger consideration of $1,714.

     In May 2002, PIP Partners and the general partner calculated that the merger consideration, calculated in the same manner as the previously proposed $1,714 in merger consideration but based on lender-required restricted and unrestricted cash held and the mortgage balance outstanding in each case as of March 31, 2002, would be $1,736 per unit. In the interest of fairness to the limited partners unaffiliated with PIP Partners, the general partner and the acquiring parties agreed to increase the merger consideration to $1,736 per unit. On May 22, 2002, Houlihan Lokey delivered to the general partner its written opinion that as of such date, the merger consideration of $1,736 was fair, from a financial point of view, to the limited partners unaffiliated with PIP Partners. PIP Partners, PIP Acquisition and the partnership then amended and restated the merger agreement as of such date to increase the merger consideration to $1,736.

     Fairness of the Transaction

     For the reasons set forth below, each of Prometheus Development Co., Inc., PromHill, Inc., PIP Partners - General, LLC, PIP Acquisition, LLC, The DNS Trust and the Dillers has separately concluded that the transaction is both substantively and procedurally fair to the limited partners, notwithstanding that no unaffiliated purchaser of the units or the partnership's properties was sought. In reaching such conclusion, as discussed more fully below, these parties considered principally the following factors:

     o Appraised Value. The merger consideration is based initially upon the market value of the partnership's properties, as determined based on an independent third-party appraisal of these properties, and subject to the adjustments and offsets described below. See "THE MERGER AGREEMENT
         - Calculation of the Merger Consideration" beginning on page 65.

     o Current and Historical Market Prices. Since January 1, 1998, the maximum price paid for units in the secondary market was $628. This does not include the sale of units pursuant to recent tender offers at $650, $700 and $800 per unit or PIP Partners' block purchase for $1,200. Please see the disclosure under the captions "Recent Transactions" beginning on page 58 and "Additional Information Concerning Units" beginning on page 96. Prometheus Development Co. and the acquiring parties believe the there has been no significant change in the trading price of the units despite past improvements in the financial condition of Prometheus Income Partners because the market for the units is not liquid and due to the uncertain status of the construction defects and the previously uncertain status of the related litigation.

     o Net Book Value. As of March 31, 2002, limited partners' equity per unit was $433, substantially below the merger consideration offered. See "Summary Selected Financial Data of the Partnership" beginning on page 21.

     o Liquidation Value. The merger consideration constitutes an approximation of the liquidation value of the units based on a deemed sale of the partnership's properties at their appraised market value (which gives no effect to known or unknown construction defects), without credit for the net proceeds realized from the litigation and without any reduction for the estimated costs to repair existing construction defects, which the general partner and the acquiring parties expect to be substantially in excess of the litigation proceeds and believe would be discounted from the purchase price any potential purchaser of the partnership's properties would pay for them, and without regard to any reduction for other liabilities of the partnership.

     o Block Sale. The merger consideration will be substantially in excess of the $1,200 per unit accepted by a sophisticated unaffiliated third parties in a block purchase of units by PIP Partners.

     o Going Concern Value. The acquiring parties believe that companies in the business of owning and operating real estate rental properties are generally valued in the market based on the underlying liquidation value of those properties, rather than a separate going concern value for the company itself. However, the independent appraisals are based in part on the income approach and direct capitalization (as described under the captions "The December 2000 Appraisal" and the "September 2001 Appraisal" on pages 68 through 79), which the general partner and the acquiring parties believe give due consideration and effect to the value of the partnership as a going concern, rather than solely based on an abstract liquidation value of the properties. As such, they believe basing the merger consideration on the appraisal gives fair and adequate consideration to the going concern value of the partnership. In any case, rental and occupancy rates in the geographical area in which the partnership's properties are located (including those for these properties themselves), continue to decline. The general partner and the acquiring parties believe the prospect of further declines would further adversely impact the going concern value of the partnership.

     Each of the general partner and the acquiring parties believes that the transaction is procedurally and substantively fair to the limited partners because the merger consideration is based on an independent appraisal of the partnership's properties, and although the merger consideration does not include litigation proceeds, it also gives no effect and applies no reduction for the construction defects not accounted for in such appraisal, which costs are expected to substantially exceed these proceeds, or reduction for any other liabilities of the partnership.

     The acquiring parties also believe the determination of the merger consideration and the proposed transaction were procedurally fair to the limited partners even though there are no persons in the position of "independent directors" or other unaffiliated representatives to act solely on behalf of the limited partners unaffiliated with PIP Partners and the acquiring parties. The appraisal was conducted by a party unaffiliated with and independent of the general partner and the acquiring parties. The appraisal was conducted in accordance with applicable professional standards, as noted therein. By being based in part on the income approach and direct capitalization, the acquiring parties believe the appraisal gives due consideration and effect to the value of the partnership as a going concern, rather than solely based in the liquidation value of the properties. Finally, the method for calculating the deemed liquidation value of the partnership based on the independently appraised value of its properties gives due and objective consideration and effect to those factors not reflected in the appraisal, primarily cash on hand, does not include net recoveries in the partnership's construction defect litigation and does not apply any reduction to account for the anticipated cost to repair the defects in these properties, which is expected to be in substantial excess of those litigation recoveries, and without reduction for any other liabilities of the partnership. In addition, the general partner has obtained the opinion of an independent financial advisor that the merger consideration is fair, from a financial point of view, to the limited partners not affiliated with PIP Partners.

     By virtue of having obtained an independent appraisal of the market value of the partnership's real estate properties and having considered alternatives for realizing upon that market value, as well as the general partner having obtained the opinion of an independent financial advisor as to the fairness of the consideration to be received by the unaffiliated limited partners, the general partner and the acquiring parties believe that the determination of the merger consideration to be paid is procedurally fair to the limited partners. They also believe the merger consideration to be substantively fair to the limited partners by virtue of having used this appraisal to determine a liquidation value of the partnership and basing the merger consideration thereon, while eliminating their exposure to the risk of incurring the costs to repair the partnership's properties.

     In concluding that the transaction is fair to the limited partners, the general partner and the acquiring parties further considered in detail the positive and negative factors discussed below, the evaluation of which, in the view of each of the general partner and the acquiring parties, supported its conclusions regarding the fairness of the transaction. The general partner and the acquiring parties also considered the positive and negative factors discussed below with respect to the alternatives to the transaction. In the view of the general partner and the acquiring parties, the negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction in the form of the merger to the limited partners.

     Positive Factors Considered

     In determining that the merger is fair to the limited partners and in recommending approval of the merger, the general partner and the acquiring parties each considered the following factors which they believe support their respective determinations regarding the fairness of the transaction and recommendations:

     o The limited partners will be able to liquidate their investments. No significant market for the sale of units currently exists or is expected to develop in which limited parties can liquidate their investments. Upon the completion of the transaction, the limited partners, other than PIP Partners, will be entitled to receive the cash merger consideration and those limited partners will no longer bear the risks inherent in the ownership of the properties through the partnership.

     o The merger consideration each limited partner will receive is based on the market value of the partnership's properties as determined by independent appraisal. The general partner and the acquiring parties believe this validates the fairness of the price to be paid in the merger. The true market value of the partnership's properties could be greater than the appraised market value.

     o The merger consideration being offered is no less than the amount the limited partners would receive if the partnership's properties were liquidated at current market values. The merger also eliminates the exposure of the limited partners to potential unanticipated costs to repair the partnership's properties (the overall repair costs being expected to be substantially in excess of related litigation recoveries), and to any reduction in the value of these properties attributable to such defects or reduction for any other liabilities of the partnership.

     o Based on their experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist, the general partner and the acquiring parties believe that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a price less than the merger consideration.

     o Ultimately, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. Established reserves, together with the amounts recovered in settlement of litigation, may be insufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partners' interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes would then be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these uncertainties.

     o The general partner's independent financial advisor has opined that the merger consideration is fair, from a financial point of view, to the limited partners not affiliated with PIP Partners.

     o The cash price to be received by the limited partners per unit is over $1,000 greater than the highest price paid in open market transactions for units over the past two years and over $500 greater than any price paid for units of which the partnership is aware.

     o PIP Partners did not require Prometheus Income Partners to make significant representations, warranties or covenants with respect to its past, present or future operations or profitability or the condition of the partnership's properties, including known construction defects. Accordingly, there is little risk that the merger will not be consummated on that basis if approved by the unit holders.

     o Pursuant to the Amended and Restated Agreement and Plan of Merger, PIP Partners has agreed to vote its units for or against the merger in the same proportion as the unaffiliated limited partners who vote on the merger at the meeting. This means that the merger will be approved only if a majority of those unaffiliated limited partners voting on the transaction vote for the merger.

     o The merger will allow limited partners to receive cash to at least partially pay tax liabilities related to income recognized since 1997 (the partnership having recognized a loss in 1996) with respect to undistributed partnership income that has been reserved for conditional liabilities related to the construction defects. It is uncertain whether and when Prometheus Income Partners will be able to make distributions of income to the limited partners under its credit agreements or otherwise, given the status of construction defects in its properties. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration). Commencing with the tax year following the tax year in which the closing of the transaction occurs, the limited partners will not incur income for tax purposes with respect to which they have received no corresponding cash distribution.

     o If the merger is not consummated, the limited partners would continue to own units. This likely would be true for the foreseeable future because there is no assurance that in the absence of a liquidation the limited partners would have a liquidity event with respect to their units until the expiration of the term of Prometheus Income Partners under its partnership agreement. This term expires on December 31, 2016, unless sooner terminated upon the happening of certain events, such as the sale of both properties. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. Therefore, the limited partners would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply of and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. Although the properties owned by the partnership had experienced positive rental growth and high occupancy for the last few years, there have been recent downturns in rental and occupancy rates for these properties (although occupancy rates in each property increased in the fourth quarter of 2001 compared to the prior quarter and were substantially unchanged from that quarter to the end of the first fiscal quarter of 2002) and generally in the market in which they are located, and there still exists a significant risk of further downturns. These factors could also adversely impact any future price at which the units or the partnership's properties could be sold. If the merger is consummated, the limited partners would no longer have their units subject to the risk of the real property ownership and operation, including the risks of substantial loss of use of the partnership's properties as a result of existing defects or otherwise.

     o The merger consideration of $1,736 per unit represents a multiple of 36.1x annual net income of the partnership per limited partner unit for the fiscal year ended December 31, 2001 and 61.4x annualized net income of the partnership per limited partner unit based on net income for the fiscal quarter ended March 31, 2002.

     o Notwithstanding the pendency of various public filings indicating the intention of PIP Partners to acquire the outstanding units for consideration less than the merger consideration, no person has made any bid to acquire any significant number of units or the partnership's properties.

     Overall, the general partner and each of the acquiring parties believe these factors combine to give limited partners the opportunity to realize their investment at a fair price that would not be afforded through other alternatives while eliminating the risks of loss that would be attendant to retaining limited partnership interests in a real estate limited partnership fraught with substantial uncertainties of structural defects.

     Negative Factors Considered

     Each of the general partner and the acquiring parties also considered the following negative factors:

     o PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller and, therefore, Prometheus Development Co. has substantial conflicts of interest with respect to the approval of the merger. The merger consideration was determined without any arms-length negotiations between PIP Partners and either Prometheus Development Co. or any other person acting independently on behalf of the unaffiliated limited partners. In structuring the transaction, only Prometheus Development Co. represented the interests of these limited partners.

     o PIP Partners is making this offer with a view to making a profit and, therefore, there is a conflict between PIP Partners desire to purchase your units at a low price and your desire to sell your units at a high price. PIP Partners believes that it can profit from its ownership of the partnership notwithstanding the prevailing risks and uncertainties. Affiliates of Prometheus Development Co. will hold 100% of the units if the transaction is completed. Consequently, affiliates of Prometheus Development Co. will continue to have the opportunity to benefit from any future earnings growth and increases in the value of Prometheus Income Partners and its properties.

     o Prometheus Development Co. has not contacted any third-party unaffiliated with the Prometheus Development Co. concerning a possible sale of the partnership's underlying properties to that third-party, a tender offer by that third-party for the units for cash, or any other acquisition of units by that third-party.

     o The limited partners will not have the benefit for tax purposes of future losses (if any) of Prometheus Income Partners, including any losses related to construction defects, to offset other sources of income.

     o Following the transaction, the limited partners, other than PIP Partners, will cease to participate in future earnings or growth, if any, of Prometheus Income Partners or benefit from increases, if any, in the value of Prometheus Income Partners or its properties.

     o If limited partners owning more than 50% of the units vote for the merger proposal, their approval will bind all limited partners. Therefore, a limited partner may vote against the merger proposal and nevertheless have its units converted into the right to receive cash in the merger if the requisite vote of the limited partners is obtained.

     o The merger may be approved even though a majority of the units held by limited partners unaffiliated with Prometheus Development Co. do not approve the merger. This is because PIP Partners will vote its units according to the percentage of units voting in person or by proxy at the meeting in favor of the merger. Thus, units not voted at the meeting will not be taken into account by PIP Partners in determining the percentage of its own units to be voted in favor of the merger.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger or the merger consideration.

     o The limited partners will not be able to benefit from potential alternatives to the merger. These alternatives include a separate sale of all of the assets of Prometheus Income Partners and subsequent liquidation of Prometheus Income Partners, other possible acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o If the merger occurs, limited partners will not receive any future distributions from operating cash flow of Prometheus Income Partners, if and when reinstituted, or upon a sale or refinancing of the properties owned by Prometheus Income Partners.

     o Limited partners will not receive any interest in net litigation recoveries of approximately $10.8 million.

     o Affiliates of Prometheus Development Co. have a separate economic interest in structuring the transaction to achieve favorable tax treatment. Limited partners will recognize gain or loss on the conversion of their units into cash in the merger.

     o The obligations of PIP Partners are subject to the condition that the existing mortgages on the partnership's properties be refinanced on terms satisfactory to PIP Partners. There is no assurance that refinancing will be available on such terms.

     In the view of the general partner and the acquiring parties, these negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction to the limited partners.

     In evaluating the fairness of the transaction, the general partner and the acquiring parties also considered the information on weighted average private sales prices for units of which it was aware. Over the past two years, other than the block purchase by PIP Partners, units have been sold for between $525 and $628 (this does not include the sale of units pursuant to recent tender offers at $650, $700 and $800 per unit), far less than the merger consideration of $1,736 per unit. However, none of the acquiring parties placed significant emphasis or weight on these prices and ranges and none considered these prices and ranges to be material factors in making their determinations and recommendations because, at present, there is no established public trading market for the units, nor is one expected to develop. Moreover, liquidity is limited to sporadic private sales which generally involve a relatively small percentage of the units outstanding. Each of the general partner and the acquiring parties believes that the fair value of the units (based on the potential value of Prometheus Income Partners' real estate) is substantially higher than recent trading prices.

     Regarding the price being paid, these persons believe the lack of a significant change in the trading price of the units as the financial condition of Prometheus Income Partners has improved reflects the weak market for the units. In a more efficient market, they believe that recent trading prices would be higher than they currently are and recently have been.

     Alternatives to the Transaction Considered

     The decision to pursue the merger, and, in part, the assessment by the general partner and the acquiring parties of the fairness of the merger, included a review of different alternatives identified as having the potential to achieve the investment objectives of limited partners as expressed to the general partner. They considered three alternatives to the merger:

     o liquidation of Prometheus Income Partners through a sale of its properties and distribution of the net cash proceeds of the liquidation;

     o a negotiated tender offer by PIP Partners for a percentage of the units; and

     o continuation of the business of Prometheus Income Partners, with Prometheus Income Partners continuing to be owned by the current limited partners, including PIP Partners.

     The general partner did not consider any other form of transaction in which the limited partners would receive anything other than cash. Discussion of these alternatives were limited to Mr. Diller, Mr. Murphy, Ms. Mullins and the partnership's legal advisors.

     Liquidation

     One alternative to the transaction considered was to liquidate Prometheus Income Partners' assets, distribute the net cash proceeds of the liquidation to the partners and then dissolve Prometheus Income Partners. The general partner and the acquiring parties determined that Prometheus Income Partners should not pursue this alternative for the reasons discussed below. Because of the negative factors discussed below, they did not deem it warranted to solicit expressions of interest regarding the purchase of the properties of Prometheus Income Partners.

     In a liquidation, Prometheus Development Co. would market the partnership's properties and, if a potential purchaser were interested in purchasing Alderwood or Timberleaf or both, Prometheus Development Co. would negotiate and enter into an agreement for the sale of the property or properties. Prometheus Development Co. would be required to obtain the approval of limited partners holding at least 50% of the units before the sale could close. If the limited partners approved the sale of both properties and these sales were closed, Prometheus Development Co. would proceed to liquidate the partnership in accordance with the provisions of the partnership agreement of Prometheus Income Partners and applicable law.

     Pursuant to the partnership agreement of Prometheus Income Partners, net proceeds from a sale and liquidation would be distributed in the following order to the extent of the funds available:

                  (1) To the payment of current partnership obligations, liabilities and expenses.

                  (2) To the setting up of reserves that the general partner deems necessary for the payment of partnership debts or liabilities, whether then payable or not yet payable, including any contingent or unforeseen liabilities or obligations.

                  (3) In proportion to, and to the extent of, the positive capital account balances of the partners.

                  (4) 100% to the limited partners until each limited partner has received an amount equal to a preferred percentage return on its invested capital plus the limited partners' remaining invested capital.

                  (5) A disposition fee of up to 3% of the sales price to the general partner.

                  (6) The balance:

                      (a)  85% to the limited partners; and

                      (b)  15% to the general partner.

     Benefits of liquidation. Prometheus Development Co. considered the primary benefits of a sale and liquidation to be the following:

     o Upon the completion of a liquidation, the limited partners would be entitled to receive cash in exchange for their units and, accordingly, limited partners would no longer bear the risks inherent in the ownership of the properties through Prometheus Income Partners, including the uncertainty as to whether the partnership will have adequate funds to make necessary repairs to its properties.

     o The limited partners would participate in their pro rata share of net litigation recoveries in accordance with the partnership agreement and subject to the liabilities of the partnership.

     o A liquidation would not take place unless greater than 50% of the units vote for the transaction. This procedure grants the limited partners in the aggregate the opportunity to choose whether to liquidate their interests or veto the transaction.

     o In the absence of a sale of one or both properties, it is unclear whether and when Prometheus Income Partners would be able to make distributions of income to the limited partners, given the status of construction defects in the properties. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     o Commencing with the tax year following the tax year in which the closing of a liquidation occurs, the limited partners would no longer need to include in their federal and state income tax returns the various items of income, loss, deduction and credit as previously reported on Schedule K-1s delivered by Prometheus Income Partners and would not incur income for tax purposes with respect to which they have received no cash distribution.

     Disadvantages of Liquidation. The general partner and the acquiring parties also considered the following disadvantages of liquidating Prometheus Income
Partners:

     o Based on their experience as to the substantial discount real estate professionals impose in instances where substantial structural construction defects exist, the general partner and the acquiring parties believe that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a price per unit substantially less than the merger consideration.

     o There can be no assurance that Prometheus Development Co. would be able to sell Prometheus Income Partners' properties for prices that would result in a distribution to the limited partners that is equal or greater than the consideration they would receive in the merger. Any distribution of proceeds from the sale of the properties would be subject to the prior satisfaction of the partnership's liabilities. These liabilities include repayment of existing mortgages on the partnership's properties which, as of March 31, 2002, would involve approximately $28.8 million, including prepayment penalties of approximately $3.4 million. Given the outstanding defects in these properties, there is no assurance that the price at which the properties could be sold would be sufficient to satisfy the partnership's liabilities.

     o A potential purchaser could require the partnership to place all or a substantial portion of the purchase price in escrow pending the repair of construction defects, and depending on the ultimate costs to repair these defects, might require some of the funds in escrow to be returned to the purchaser.

     o So long as the existing construction defects remain, the existing loans would not be assumable by a buyer of the properties.

     o Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from Prometheus Income Partners, and Prometheus Income Partners would continue to have SEC reporting obligations.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with a sale and liquidation. Therefore, dissenting limited partners would not have the right to have their units independently appraised if they disapprove of the liquidation.

     o The limited partners would not be able to benefit from the alternatives to a liquidation. These alternatives include the merger, other possible acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o   No assurance can be given that a liquidation would be consummated.

     o If a liquidation occurred, the limited partners would not receive any future distributions from operating cash flow of Prometheus Income Partners if and when reinstituted, the liquidation of the security accounts, upon a sale or refinancing of the properties owned by Prometheus Income Partners or upon the dissolution of Prometheus Income Partners.

     Tender Offer

     Another alternative to the transaction considered by the general partner and the acquiring parties was to make a cash tender offer for the units. In a tender offer, those limited partners who tendered their units, and whose units were accepted for purchase, would realize most of the benefits the limited partners would receive in the merger.

     The primary benefit the merger offers which is not offered by a tender offer is that, due to the legal structure of Prometheus Income Partners, as a practical matter PIP Partners would be restricted in the number of units it could acquire by way of tender offer. Importantly, if more than 50% of the units are transferred in any given year, Prometheus Income Partners would suffer adverse tax consequences as a result of a reassessment of its properties, estimated by the general partner to result in the payment of additional property taxes of approximately $188,000 annually and subject to further ordinary course annual adjustments. In addition, if PIP Partners held more than 50% of the units, it would essentially be unable under applicable law to purchase the balance of the units at a later date, and thus unable to provide the other limited partners with liquidity, unless it held more than 90% of the units. Thus, PIP Partners might not be able to offer liquidity to all limited partners who desired liquidity. In addition, a discount would be applied to the price paid due to the costs inherent in continuing to have minority partners. Another significant benefit to the merger versus a tender offer is that following a tender offer Prometheus Income Partners might continue to be required to satisfy its current reporting obligations pursuant to SEC rules.

     The primary advantage to pursuing a tender offer versus the merger is that those limited partners who do not wish to tender their units are not required to do so. In the merger, if a majority of the units are voted in favor of the merger and the merger takes place, each limited partner other than PIP Partners will be entitled to receive the merger consideration for each unit each limited partner holds. In a tender offer, those limited partners not tendering their units would retain those units.

     The general partner also considered soliciting third party interest in making a tender offer for the units. However, for the reasons set forth above as to why the general partner and the acquiring parties believe the partnership's properties would be undervalued in a sale, they believe the units would be similarly undervalued in the price an unaffiliated third party would be willing to pay in a tender offer. This is particularly true because there would be no mechanism available in connection with a tender offer to escrow a part of the purchase price to cover contingent liabilities of the partnership.

     Continued Ownership of Prometheus Income Partners

     Benefits of continued ownership. Another alternative to the transaction considered by the general partner and the acquiring parties was to continue Prometheus Income Partners in accordance with its existing business plan, with Prometheus Income Partners continuing to be owned by the limited partners. This will be the result if Prometheus Income Partners does not participate in the merger. The general partner and the acquiring parties considered the primary benefits of continuing the business of Prometheus Income Partners to be as follows:

     o Limited partners of Prometheus Income Partners would continue to have the right to receive distributions of net cash flow arising from operations and the sale or refinancing of Prometheus Income Partners' properties if and when Prometheus Development Co. determines that there were adequate reserves for contingent and other liabilities.

     o Continued ownership of Prometheus Income Partners by the limited partners affords the limited partners with the opportunity to participate in any future appreciation in the partnership's properties.

     o As discussed above, the general partner believes that the presence of significant construction defects would cause the partnership and/or its properties to be sold at a disproportionate discount from their fair market value.

     o The limited partners would participate in their pro rata share of net litigation recoveries in accordance with the partnership agreement and subject to the liabilities of the partnership.

     o The limited partners would be able to benefit from potential future transactions involving the sale of the units. These alternatives include a future merger or tender offer at a higher price, although there can be no assurance that an opportunity with respect to future transactions would materialize.

     Disadvantages of Continued Ownership. The general partner and the acquiring parties also considered the relative disadvantages to the limited partners of continuing Prometheus Income Partners under its current business plan, as follows:

     o The availability of future commercially reasonable opportunities to provide liquidity to the limited partners is highly speculative. While the general partner may from time to time consider various alternatives for limited partner liquidity, including a sale of the partnership's properties if and when commercially reasonable to do so, the limited partners will not have any assurance of when or if another liquidation transaction will occur until the expiration of the term of Prometheus Income Partners under its partnership agreement. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. While a sale of one or both properties could be effected well in advance of such date, the general partner is required to act in the best interests of the partnership in evaluating whether or not to pursue and consummate such sale based on circumstances that prevail from time to time.

     o Continued ownership by the limited partners would fail to secure the benefits to the limited partners that are expected to result from the merger, including providing immediate liquidity to the limited partners of their investment. At present, there is no established public trading market for the units and liquidity opportunities generally are limited to sporadic private sales. To date, these sales are at a price far less than the merger consideration and typically involve only a very limited number of units.

     o The limited partners would continue to own units and therefore would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. The financial results of the partnership are materially dependent on occupancy rates and rental rates. Although the properties owned by the partnership had experienced positive rental growth and high occupancy for the last few years, there have been recent downturns in rental and occupancy rates for these properties and in the market in which they are located, and still exists a risk of further downturns in the future based on current economic conditions. For the years ended December 31, 2001, 2000, and 1999, the average occupied rent obtained from leased units, and the average occupancy percentage were as follows:

                          Average Occupied Rental Rates
                          -----------------------------

                                                 2001         2000         1999
                                                 ----         ----         ----
         one bedroom units                      $1,575       $1,641       $1,285
         two bedroom units                      $1,931       $2,115       $1,567

         For the quarter ended March 31, 2002, average rental rates for Alderwood and Timberleaf for one bedroom units and two bedroom units were $1,232 and $2,391 respectively, representing an overall decrease of 10.5% from the prior quarter ended December 31, 2001.

                                                       Average Occupancy
                                                       -----------------
                                                2001         2000         1999
                                                ----         ----         ----
         Alderwood                               96%          98%          97%
         Timberleaf                              95%          99%          97%

         For the quarter ended December 31, 2001, average occupancy rates for Alderwood and Timberleaf were 96% and 95%, respectively, representing in each case an increase of 2% over the prior quarter. Average occupancy rates for each property for the quarter ended March 31, 2002 were substantially unchanged from the quarter ended December 31, 2001.

     o As discussed above, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. There can be no assurance that established reserves, together with the amounts recovered in settlement of litigation, will be sufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partnership's interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes to be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these uncertainties.

     o Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from the partnership, and the partnership would continue to have SEC reporting obligations.

     o The limited partners would be forced to continue to pay taxes on partnership income which is not being distributed due to contractual and anticipated cash reserve requirements.

                                   THE MEETING

     Time, Date and Place

     This Proxy Statement is being furnished to limited partners of Prometheus Income Partners in connection with the solicitation of proxies by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners, for use at the meeting of limited partners to be held at 10:00 a.m., local time, on July 24, 2002, at Villa Hotel, 4000 South El Camino Real, San Mateo, California 94403, and at any adjournments or postponements of the meeting.

     Matters to be Considered

     At the meeting, the limited partners will be asked to consider and vote on the merger proposal and the adjournment proposal and to consider any other matters as may properly come before the meeting. A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

     Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger.

     Approval of the adjournment proposal will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. Prometheus Development Co. intends to recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus Income Partners has not received duly executed proxies which, when added to the number of votes represented in person at the meeting by persons who at that time intend to vote for the merger proposal, will constitute a sufficient number of votes to approve the merger proposal. However, if limited partners holding greater than a majority of the outstanding units have indicated their intention to vote against, and have submitted duly executed proxies voting against, the merger proposal, the merger does not require Prometheus Development Co. to recommend adjournment of the meeting. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction.

         Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

     Recommendations of the General Partner and the Acquiring Parties

     Prometheus Development Co., Prometheus Income Partners, PIP Partners, PIP Acquisition, PromHill, The DNS Trust, Helen Diller and Sanford Diller, considering, among other factors, the opportunity for the limited partners to achieve liquidity, have each determined, as discussed and for the reasons set forth above, that the merger is procedurally and substantively fair to Prometheus Income Partners and all of its limited partners who are unaffiliated with the acquiring parties. Accordingly, these parties have approved the merger and the transactions contemplated by the merger, and each of these parties recommends that limited partners of Prometheus Income Partners vote for the merger proposal and for the adjournment proposal.

     Record Date; Voting Power

     Prometheus Development Co. has fixed the close of business on May 31, 2002, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of units at the close of business on May 31, 2002 are entitled to notice of and to vote at the meeting. As of the record date, there were 18,995 units in Prometheus Income Partners outstanding and held of record by 920 holders of record. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

     Quorum

     The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units in Prometheus Income Partners outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted by Prometheus Development Co. as present at the meeting.

     In the event that there are insufficient votes present at the meeting to constitute a quorum, and proxies and votes for the merger proposal represent fewer than 50% of the units, the units for which proxies have been received marked in favor of the adjournment proposal may be voted to adjourn the meeting to a later date. Notice of the adjourned meeting need not be given if the time and place of the adjourned meeting is announced at the meeting, the adjournment is for not more than forty-five days from the date of the original meeting and no new record date is set.

     Vote Required

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal.

     Limited partners are urged to complete, date, sign and promptly return the enclosed proxy. All properly executed proxies received by Prometheus Development Co. prior to the meeting that are not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies.

     If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and do not vote in person at the meeting, as a result of the agreement of PIP Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

     Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. Therefore, if Prometheus Development Co. does not receive votes for the merger proposal from limited partners holding greater than 50% of the units, the merger proposal will not be approved and Prometheus Income Partners will not participate in the merger.

     Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     Changing Your Vote

     You may revoke your proxy at any time before it is voted at the meeting (1) by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co. or (3) by attending the meeting and voting in person.

     Solicitation of Proxies

     Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus Development Co., principally Mr. Murphy and Ms. Mullins, may solicit proxies by telephone, telegram or facsimile transmission. No additional compensation will be paid to these persons for these solicitation services. Prometheus Income Partners will request that brokerage firms, fiduciaries and other custodians forward copies of this Proxy Statement and the enclosed form of proxy to the beneficial owners of units held of record by them, and Prometheus Income Partners will reimburse those brokerage firms, fiduciaries and other custodians for their reasonable expenses incurred in forwarding this material. Prometheus Income Partners has retained persons to aid it in the solicitation. Pursuant to a letter agreement dated June 20, 2001 between MacKenzie Partners, Inc. and Prometheus Development Co., MacKenzie Partners agreed to provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co. with respect to the merger. Prometheus Development Co. agreed to pay MacKenzie Partners a fee of $9,500 plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

     The matters to be considered at the meeting are of great importance to Prometheus Income Partners and to the limited partners. Please read and carefully consider the information presented in this Proxy Statement and the other documents to which we have referred you and complete, date, sign and promptly return the enclosed proxy. Completed proxies should be returned as soon as possible. You may return your proxy as follows:

by regular mail, in the enclosed postage-paid envelope, to:

                  MacKenzie Partners, Inc.
                  105 Madison Avenue, 14th Floor
                  New York, NY  10016
                  (800) 322-2885
                  proxy@mackenziepartners.com

or by fax to:

                  (212) 929-0308.

     List of Limited Partners

     Under the federal securities laws, a limited partner who is entitled to vote at the meeting may request in writing a list of the other limited partners entitled to vote at the meeting to enable the requesting limited partner to mail soliciting materials to the other limited partners. Alternatively, a limited partner of Prometheus Income Partners who is entitled to vote at the meeting may request that Prometheus Income Partners mail copies of any proxy statement, form of proxy or other soliciting material furnished by the requesting limited partner to the other limited partners. The requesting limited partner must reimburse Prometheus Income Partners for Prometheus Income Partners' reasonable expenses incurred in connection with performing these services. Any requests referred to in this paragraph should be made in writing to: Prometheus Development Co., Inc., 350 Bridge Parkway, Redwood City, California 94065-1517.

     At the time of making the request, the requesting limited partner must, if its units are held through a nominee, provide Prometheus Income Partners with a statement from the nominee or other independent third party confirming the limited partner's beneficial ownership. In addition, the requesting limited partner must provide Prometheus Income Partners with an affidavit or similar document that:

     o identifies the proposal that will be the subject of the limited partner's solicitation;

     o states that the limited partner will not use the list for any purpose other than to solicit limited partners with respect to the same action for which Prometheus Income Partners is soliciting votes; and

     o states that the limited partner will not disclose the information provided to it to any person other than a beneficial owner for whom the request was made and an employee or agent to the extent necessary to effectuate the communication or solicitation.

     Upon termination of any solicitation by the requesting limited partner, the requesting limited partner must return to Prometheus Income Partners, without keeping any copies, the information provided by Prometheus Income Partners and any information derived from that information. A limited partner is only entitled to the foregoing information with respect to Prometheus Income Partners.

     The partnership agreement of Prometheus Income Partners provides that a current list of limited partners is open to inspection, examination and copying by a limited partner of Prometheus Income Partners or that limited partner's duly authorized representative at all reasonable times.

                                   THE PARTIES

     Prometheus Income Partners

     Background

     Prometheus Income Partners, a California limited partnership, was formed on April 15, 1985, under the California Revised Limited Partnership Act, for the purpose of acquiring the Alderwood and Timberleaf properties. Prometheus Development Co., Inc., a California corporation, is the general partner of Prometheus Income Partners. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell its properties. The principal investment objectives of the partnership are to preserve and protect its capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide "tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to it.

     With the proceeds of two bank loans, an affiliate of Prometheus Development Co. purchased the Timberleaf site from an unaffiliated third party in January 1985. With the proceeds of another bank loan, Prometheus Development Co. leased the Alderwood site from a local school district with a purchase option in April 1985. Ownership of Timberleaf and the interest under the Alderwood lease subsequently were transferred to the partnership.

     Beginning in February 1987 through December 1987, Prometheus Income Partners offered and sold 19,000 limited partnership units for $19,000,000. The sale of these units was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement that was declared effective on February 12, 1987; the offering and sale of the units was completed in December 1987. The net proceeds of that offering, together with the proceeds of additional bank loans, were used to satisfy the construction loans with respect to the Alderwood and Timberleaf properties and to exercise the purchase option for the Alderwood land site.

     Prometheus Income Partners is engaged solely in the business of real estate investment. The business of the partnership is not seasonal. The partnership does not engage in foreign operations or derive revenues from foreign sources. Prometheus Income Partners has no employees, officers or directors. Prometheus Real Estate Group, Inc., a California corporation, previously known as Prom Management Group, Inc., a California corporation doing business as Maxim Property Management, the majority of which is beneficially owned by Mr. Diller, employs all of the personnel for the operation of Prometheus Income Partners' properties pursuant to a Management and Operating Agreement, dated as of October 1, 1992, by and between Prometheus Income Partners and Prometheus Real Estate Group. The senior management personnel of Prometheus Real Estate Group also act in these capacities for certain other real estate partnerships in which Mr. Diller and other officers of Prometheus Development Co. hold interests. Prometheus Real Estate Group receives various fees and reimbursement of various expenses from Prometheus Income Partners under the Management and Operating Agreement.

     Prometheus Income Partner's investments in real property are affected by, and subject to, the general competitive conditions of the residential real estate rental market in the Santa Clara area. Its properties are located in an area that contains numerous other competitive residential rental properties. The income of the properties may be affected by various factors outside the partnership's control. For example, changes in the supply of rental properties, population shifts, the availability of mortgage funds or changes in zoning laws could affect apartment rental rates. It is also possible that some form of rent control may be legislated at the state or local level. Expenses of operating the properties, such as administrative and maintenance costs and real estate taxes, are subject to change due to inflation, supply factors or legislation. These increases in expenses may be offset by increases in rental rates, although these increases may be limited due to market conditions or other factors as discussed above. Certain expenses, such as debt service, are at fixed rates and are not affected by inflation. Prometheus Development Co. is unable to predict the effect, if any, of these events on the future operations of Prometheus Income Partners. There is no assurance there will be a ready market for the sale of the properties or, if sold, that a sale could be made on favorable terms.

     Properties

     Prometheus Income Partners owns the two residential, income-producing properties, Alderwood and Timberleaf, both in Santa Clara, California. The City of Santa Clara, with a population of approximately 104,000, is the third largest city in Santa Clara County, commonly referred to as Silicon Valley, and is approximately 47 miles south of San Francisco. Santa Clara County encompasses 1,300 square miles and has a population of approximately 1.7 million people, making it the most populous of the nine counties in the greater San Francisco Bay Area.

     The Alderwood luxury garden apartment complex is located at 900 Pepper Tree Lane in Santa Clara, California. Construction began in November 1985 and was fully completed by December 31, 1986. The complex contains 234 apartment units housed in 19 two-story buildings on a 9.4 acre site. Covered and uncovered parking for 468 cars is provided. The Timberleaf luxury garden apartment complex is located at 2147 Newhall Street in Santa Clara, California. Construction began in November 1985 and was fully completed by December 31, 1986. The complex contains 124 apartment units housed in nine buildings of two or three stories on a five acre site. Covered and uncovered parking for 248 cars is provided. Lease-up activities for both properties began in November 1986 and continued through the third quarter of 1987.

     Alderwood and Timberleaf are encumbered by first mortgage liens, which secure promissory notes payable as of March 31, 2002 in the amount of $16,432,000 and $9,029,000 respectively. The Notes bear interest at the rate of 6.99% per annum for Alderwood, and 7.09% per annum for Timberleaf, and mature in 2007. The Notes, if prepaid more than thirty (30) days from maturity, by their terms are subject to a prepayment penalty, which as of March 31, 2002 would have been approximately $3.4 million. The holder of the Notes has advised the partnership that it is not willing to reduce or waive the prepayment penalty in the event of any refinancing of the Notes.

     Construction Defects

     In June 1996, Prometheus Development Co. learned that the hardboard siding used at both Alderwood and Timberleaf was beginning to fail. That was the first indication of potential product failure at these properties, and the general partner commissioned a survey of the sites.

     On June 26, 1996, experts conducted the first visual inspection of Alderwood with respect to the defects on behalf of Prometheus Income Partners. Throughout 1997 and 1998, the partnership inspected and investigated Alderwood with respect to the construction defects, and in March and November 1998, various defendants inspected and investigated Alderwood as well. Similarly, on July 11, 1996 experts conducted the first visual inspection of Timberleaf. Additional investigations took place in 1997, 1998 and 2000.

     As of the dates of these inspections, moisture had accumulated in the walls of these projects through a combination of construction defects and endemic problems with the hardboard siding. Sufficient moisture over time causes rot and decay in the wood, framing and siding which necessitates repairs which, in some cases, are structural in nature. Rot and decay, which form inside the wall, are not visible, and until rot and decay have caused changes in the physical appearance of the exterior of the buildings, it is difficult to ascertain all the locations where rot and decay exist. On September 23, 1996, Prometheus Income Partners filed two lawsuits (since settled) against the siding manufacturer, the general contractor, the subcontractors and the architects, one for each of its properties, regarding problems at the properties stemming from the hardboard siding. Each of these persons denied responsibility for the defects. In October 1997, a cross-claim was filed by one of the defendants in each of these lawsuits against the partnership seeking relief against other parties to the litigation if either filing party is found liable in the litigation. This cross claim was tendered to the partnership's insurance carrier, counsel for whom denied all allegations.

     As part of the inspections discussed above, certain structural issues caused by the defects in the hardboard siding were uncovered at Alderwood and Timberleaf and were rebuilt as part of an immediate repair process. Prometheus Development Co. subsequently determined that additional immediate repairs were necessary, which, with the exception of roof repairs noted below, have been completed. Prometheus Development Co. continues to monitor the condition of the properties to look for any other signs of rot and decay that would necessitate immediate attention and repair.

     In addition to the hardboard siding problems, in September 1999, a routine roofing inspection uncovered failing roof substrate at dormer roof assemblies for Alderwood and Timberleaf. Prometheus Development Co. traced the cause of this roofing problem to inadequate venting of the roof space. Inadequate venting leads to condensation in roof areas. This has been sufficient to cause deflection and decay of the roof and its structural support, requiring replacement. Prometheus Development Co. has received design specifications for remedial roof repairs and has completed a prototype repair of four dormer roof assemblies. A bid based upon the approved scope for additional dormer roof repairs, as recommended by an independent engineer, has been executed. These repairs represent approximately 50% of the dormer roof assembles and have been completed; the repair of the remaining dormer roof assemblies will be completed with the repairs of the construction defects. The estimated cost of effecting such additional dormer roof repairs is included in the estimates of the cost to repair construction defects referred to in this proxy statement.

     All litigation regarding these defects has been settled. In total, from all Alderwood and Timberleaf settlements, defendants agreed to pay the partnership an aggregate of $14.6 million. Of this amount, the partnership received a net amount of approximately $10.8 million after payment of attorney's fees, litigation costs and a litigation management fee of 3% of the gross settlement amount to an affiliate of the partnership's general partner.

     The terms of the mortgages on the properties require that a security account be maintained for each property to cover contingent liabilities with respect to defects in the properties' hardboard siding. These security accounts are additional collateral for the lender, and total, as of March 31, 2002, approximately $6,259,000. These security accounts must be maintained until such time as the partnership's lender has determined that these accounts contain sufficient cash to complete the repairs of the partnership's properties.

     The $4,533,000 of net settlement proceeds received relating to the Timberleaf property in December 2001 plus interest accrued thereon totaled approximately $4,585,000 at December 31, 2001 and are being retained for use to pay siding related construction repair expenditures. The net settlement proceeds of $6,299,000 relating to the Alderwood property received on March 5, 2002 also are being so retained.

     In addition to the security accounts mandated under the partnerships' financing arrangements, Prometheus Development Co. has determined that it is in the best interest of the partnership to continue building reserves for the potential cost of dealing with known and unknown construction defects. The partnership currently maintains an additional account totaling as of March 31, 2002 approximately $3,960,000, which is primarily intended to cover additional contingent liabilities related to the construction defects and other matters. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including in the security accounts) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     The extent and magnitude of the construction defects continues to worsen with time. Prometheus Development Co. has begun making these repairs using the cash reserve funds currently held. As of March 31, 2002, Prometheus Income Partners had spent approximately $3,745,116 on emergency and permanent repairs (principally dormer roof assemblies), together with out-of-pocket expenditures incurred prior to receipt of the settlement proceeds. This amount is not included in the partnership's current estimates of costs to repair construction defects.

     Recent Tender Offers

     The following are the sole tender offers that, to the best knowledge of Prometheus Development Co., have been made for units.

     Beginning in 1996, competing tender offers were made for units. One tender offer from Prom Investment Partners commenced in December 1996. In response to that offer, PIP Partners made a similar offer, which commenced in January 1997. An aggregate 2,750.5 units were tendered to and purchased by these bidders - 1,430 to PIP Partners and 1,320.5 to Prom Investment Partners, or 7.5283% and 6.9518% of the total outstanding units, respectively. Under the terms of the partnership agreement, the transfers were effective as of April 1, 1997. All units were purchased pursuant to these offers for $495 per unit.

     During 1998, Bond Purchase, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, made an unsuccessful offer to purchase units. The offer was for less than 5% of outstanding units and nominal legal costs were incurred by Prometheus Income Partners. On October 16, 1998 Bond Purchase, LLC cancelled its transfer request and no units were acquired by it.

     On June 27, 2000, Everest Properties II, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, made a tender offer for up to 2% of the units, or 379 units, for $650 per unit. This tender expired by its terms on July 31, 2000. Under the terms of the partnership agreement, Everest Properties II was admitted as a limited partner on October 1, 2000 and January 1, 2001 with respect to 289 units and 15 units, respectively, that were tendered pursuant to this tender offer.

     On March 5, 2001, Everest Management, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, but an affiliate of Everest Properties II, made a tender offer for up to 1.6% of the units, or 300 units, for $800 per unit. This tender originally was set to expire by its terms on March 30, 2001 but subsequently was extended by Everest Management to April 20, 2001. Under the terms of the partnership agreement, Everest Management was admitted as a limited partner on July 1, 2001 as to 639.5 units acquired pursuant to this tender offer.

     On September 4, 2001, Equity Resource Lexington Fund, L.P. , a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, by letter to the limited partners, made a tender offer to purchase up to 200 units at a price of $700 per unit. By its terms, this offer was set to expire on October 4, 2001. By letter to the limited partners dated October 29, 2001 from Equity Resource Lexington, the expiration of this tender offer was purportedly extended to November 29, 2001 as to an unspecified number of units. Under the terms of the partnership agreement, Equity Resource Lexington was admitted as a limited partner with an effective date of January 1, 2002 with respect to 492 units that were tendered pursuant to this tender offer. By letter to the limited partners dated May 7, 2002, Equity Resource Lexington expressed its interest in purchasing an additional 375 units on the same terms set forth in its September 4, 2001 letter to limited partners, including a price of $700 per unit.

     The Partnership Agreement of Prometheus Income Partners

     Pursuant to the partnership agreement of Prometheus Income Partners, Prometheus Development Co. is the sole general partner of the partnership. All of the outstanding shares of the general partner are owned by The DNS Trust. Mr. Sanford N. Diller and Mrs. Helen Diller are the sole trustees and beneficiaries of The DNS Trust. Mr. Diller is also President, Secretary and a director of the general partner. The DNS Trust is also the principal beneficial owner of PIP Partners; thus, PIP Partners and the partnership are affiliates. The general partner has responsibility for all aspects of the partnership's operations. The partnership agreement of Prometheus Income Partners contains provisions relating to the rights and obligations of the general partner, the limited partners and the partnership, including without limitation, the financial arrangement between the general partner and the partnership.

     The partnership agreement provides, and, as parties thereto, the limited partners agree, that the general partner and its affiliates have the right to contract with or otherwise deal with the partnership subject in certain cases to the approval of the limited partners.

     Subject to certain limitations contained in the partnership agreement, the partnership is to distribute quarterly all distributable cash from operations as follows:

     (1) initially 100% to the limited partners until the limited partners have received a sum each year equal to a 10% simple annual rate of return on their investment;

     (2) after the receipt by the limited partners of this 10% return, 100% to the general partner until the general partner has received 5% of the aggregate cash distributed to the limited partners in that year; and

     (3) thereafter, 95% to the limited partners and 5% to the general partner.

     The partnership agreement provides that cash received from the sale or refinancing of the properties would be used or distributed to the extent funds are available as follows:

     (1) to the payment of current partnership obligations, liabilities and expenses;

     (2) to the setting up of reserves which the general partner may deem necessary for partnership debts or liabilities, whether payable or not yet payable, including any contingent or unforeseen liabilities or obligations; and

     (3) 100% to the limited partners until each limited partner has received an amount equal to:

         (a) the excess of a 10% annual simple rate of return on the limited partners' investment (plus an amount necessary to provide limited partners subscribing for units on or prior to June 1, 1987, an 11% annual simple rate of return for calendar 1988 on invested capital) less the sum of all previous cash distributions during the term of the partnership other than distributions of invested capital;

         (b)  the limited partners' remaining invested capital; and

         (c) to the general partner a commission fee of up to 3% of the proceeds of a sale of a property (see below for a more complete explanation of this commission).

     (4) The balance: 85% to the limited partners, 15% to the general partner.

     However, distributions of net proceeds from a sale or refinancing arising from the termination of Prometheus Income Partners would be distributed first in proportion to, and to the extent of, the positive capital account balances of the limited partners and the general partner and then as set forth above.

     The commission the general partner is entitled to receive as set forth above is equal to the lesser of (a) 3% of gross sale price of the property and
(b) one-half of the competitive real estate brokerage commission which would be charged by unaffiliated parties rendering similar services. However, all real estate brokerage commissions or similar fees payable to all persons involved in the sale of a property may not exceed 6% of the sales price.

     The partnership agreement further provides for the allocation of the net profits and net losses among the general partner and the limited partners.

     If, immediately prior to the dissolution and termination of the partnership, the general partner's capital account has a deficit balance and the partnership's assets available for distribution upon dissolution and termination are insufficient to provide distributions to limited partners equal to their aggregate invested capital, the general partner shall be obligated to contribute to the partnership that amount of capital if any equal to the lesser of:

     o   an amount sufficient to restore its capital account to zero and

     o 1.01% of the aggregate capital contributions of the limited partners, less any capital previously contributed by the general partner.

     If Prometheus Development Co. ceases to be the general partner of the partnership upon the occurrence of certain terminating events, including withdrawal, removal as a result of the majority vote of the limited partners, bankruptcy, reorganization or dissolution and termination of Prometheus Development Co., then the partnership will, at its election, either

     o   purchase Prometheus Development Co.'s interest; or

     o   convert to that of a special limited partnership interest.

     Upon conversion of its interest to that of a special limited partner, Prometheus Development Co. would retain the same rights to profits, losses, and distributions as before the terminating event and would be entitled to the voting rights accorded other limited partners. If Prometheus Development Co.'s interest is repurchased, it would receive from the partnership the then present value of its interest in the partnership, determined by agreement of Prometheus Development Co. and the partnership. If the parties cannot agree, the purchase price would be determined in accordance with the then current rules of the American Arbitration Association, with the expense of arbitration borne equally by the parties. If the termination of Prometheus Development Co. was voluntary, the method of payment for its interest would be under a non-interest bearing unsecured, promissory note with principal payable from distributions which Prometheus Development Co. otherwise would have received under this Agreement if it had remained as general partner. If the termination is involuntary, the method of payment would be a promissory note bearing interest at the reference rate of the bank specified by Prometheus Development Co., with equal payments of principal and interest over a term of five years.

     Prometheus Income Partners is permitted to engage in various transactions involving Prometheus Development Co. and its affiliates, as more fully described in the partnership agreement.

     The partnership agreement provides that Prometheus Income Partners will reimburse its general partner, or its affiliates for:

     o the actual cost to the general partner or its affiliates of goods and materials used for or by the partnership and obtained from entities which are not affiliated with the general partner;

     o   expenses for specified administrative services;

     o other administrative services, provided that these services are necessary to the prudent operation of the partnership; and

     o funds advanced to the partnership by the general partner or its affiliates pursuant to the management agreement.

     However, no reimbursement for administrative services is permitted for services for which the general partner or its affiliates receive a separate fee, and the amount of these expenses may not exceed the lesser of:

     o   the actual cost of these services; and

     o 90% of the amount which Prometheus Income Partners would be required to pay to independent third parties for comparable services.

     For 2000, 2001, and 2002 to date, Prometheus Development Co. or its affiliates, other than the management company (which was entitled to additional reimbursements under the partnership's management agreement), did not receive any reimbursement for direct or other administrative and out-of-pocket expenses.

     The partnership agreement exculpates the general partner, its officers, directors and affiliates from liabilities to Prometheus Income Partners and indemnifies the general partner, its officers, directors and affiliates against liability to third parties resulting from its or their acts or omissions, so long as the conduct was in the best interests of the partnership, except in the event these liabilities or losses resulted from misconduct or negligence (gross or ordinary). As a result of the exculpation and indemnification provisions, a limited partner may be entitled to a more limited right of action than he or she would otherwise have if these provisions were not included in the partnership agreement.

     For further information regarding the partnership agreement of Prometheus Income Partners, review the partnership agreement of Prometheus Income Partners, filed as Appendix B hereto.

     Repurchase Rights

     Pursuant to the partnership agreement, the general partner may allocate up to 10% of distributable cash from operations on an annual basis for the repurchase of units from limited partners. During its existence, the partnership may repurchase only up to 5% of the outstanding units, although the general partner may increase the percentage of units eligible for repurchase. The repurchase price is equal to 80% of the value of the units repurchased, as determined by the general partner, utilizing a sales/liquidation analysis that is based on independent appraisals. As noted elsewhere in this document, the general partner believes the current repurchase price as so calculated would be substantially below the merger consideration. Repurchases are required to be made on a first come, first served basis. On January 1, 1994, the partnership acquired five units from a limited partner pursuant to these repurchase rights at a price of $309 per unit. The valuation method used for this repurchase did not follow the provisions set forth in the partnership agreement. Instead, the partnership and the limited partner agreed to a valuation method which is used by real estate brokers in the area the properties were located, based upon an estimated market value of the properties, less debt prepayment penalties and a discount as provided in the partnership agreement

     Prometheus Income Partners made no repurchases under this Limited Liquidity Plan during the years ended December 31, 2001, 2000, 1999, 1998 and 1997 and has made no repurchases thereunder to date in 2002. Prometheus Income Partners has not repurchased units because of the lack of availability of cash for such purpose after the establishment of the reserves described above.

     Financing

     Each of the properties is subject to a Loan Agreement, a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and the Security Agreement, Disbursements Agreement and Assignment of Agreements in connection with certain debt incurred by the partnership as part of the refinancing of the properties in 1997. Under these documents, the partnership has issued a non-recourse Note with respect to each property, secured by a first deed of trust. These Notes bear fixed interest of 6.99% for Alderwood, and 7.09% for Timberleaf. The refinancing of these Notes on terms satisfactory to PIP Partners is a condition to the consummation of the merger.

     The terms of the Notes require, among other things, that the partnership maintain a security account with respect to each property. These security accounts are additional collateral for the lender. Cash held in these security accounts was $3,620,000 and $2,639,000 for Alderwood and Timberleaf, respectively, as of March 31, 2002. On an annual basis, for each property, the partnership is obligated to contribute an amount equal to 10% of the current value of the security account to the security account . If the total cash flow for a property is less than the required contribution, Prometheus Income Partners may contribute an amount equal to the total cash flow, but will be obligated to continue to deposit all cash flow into the security accounts until the total deposits equals the required contribution.

     If the construction defects repairs are not completed by December 2002, or every two years thereafter, and insufficient cash has been accumulated to cure the defects based upon the lender's determination of the cost, then all cash flow shall be deposited into each applicable security account, as necessary, to fully fund the cost of construction. If the projected cash flow is insufficient to satisfy this deficiency contribution, then Prometheus Income Partners has 60 days to fund the shortage over the projected cash flow. No withdrawals are permitted from the security accounts except to cure the siding defects. The lender shall have the right to hire its own consultants to review, approve and inspect the construction. All reasonable fees and expenses incurred by the lender shall be paid by the partnership. Should construction not be completed by the completion date due to an act of force majeure, the completion date can be further extended to complete the construction work.

     The $10,833,000 of net settlement proceeds received relating to both properties plus interest accrued thereon totaled approximately $10,931,000 at March 31, 2002 and are being retained for use to pay siding related construction repair expenditures.

     Cash and cash equivalents not being held by the lender are comprised of cash invested in market rate, checking and investment accounts. Cash balances were approximately $4,036,000, $3,568,000, and $1,942,000 as of December 31,
2001, 2000 and 1999, respectively and $3,960,000 and $3,932,000 as of March 31,
2002 and 2001, respectively.

     Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. Therefore, it is uncertain when cash distributions will resume. The reinstatement and level of future distributions, if and when reinstituted, will be dependent on several factors, including the degree of damage caused by the construction defects, determination of liability for potential costs and expenses of dealing with the construction defect problems, and continued stabilized operations at the properties. As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     Restriction Under Loan Documents. Prometheus Income Partners agreed to maintain insurance for the properties, maintain the properties in good order, not to transfer the properties, not seek to change the zoning of the properties, and not to operate the properties as condominiums or cooperatives.

     With respect to transfers, the loan documents may limit mergers involving the partnership, unless the consent of the lender is obtained. A violation of these provisions may allow the lender thereunder to, among other things, accelerate the payment of all principal and interest and charge Prometheus Income Partners as a prepayment penalty. If the consummation of the merger confers upon the lender the right to accelerate the loans and the loans are not refinanced, PIP Partners will seek to obtain the consent of the lender. If an acceptable agreement can be concluded, any fee incurred with respect to obtaining this consent will be paid by PIP Partners. However, Prometheus Income Partners has not entered into any substantive discussions to date regarding such consent.

     Distributions

     Distributions to limited partners began with the quarter ending September 30, 1987. The limited partners collectively received aggregate distributions of distributable cash from Operations in 1995 of approximately $1,550,000 (or $81.60 per unit) and approximately $375,000 in 1996 ($19.74 per unit). Cash distributions were suspended in 1996. No distributions were made for 1996, 1997, 1998, 1999, 2000 or 2001, or to date in 2002.

     Quarterly distributions have been suspended in order to continue building reserves for the potential cost of dealing with the construction defect problems. Had these reserves not been necessary, the general partner estimates that the distributions from 1996 through March 31, 2002 would have approximated an aggregate of $9,900,000, or $521 per limited partner unit. No accrual is made for the limited partners with respect to these amounts, and the limited partners are not entitled to a distribution on a deferred basis of these amounts. Any right to future distributions will be determined from time to time in accordance with the partnership agreement.

     At this time, the general partner cannot predict when distributions will resume; however, it is Prometheus Development Co.'s current intention to resume distributions as soon as reasonably possible and prudent. Cash distributions will only resume when a determination has been made that the partnership has adequate cash reserves (including restricted cash) to complete repairs of the construction defects in the partnership's properties. This determination can only be made when the costs to repair construction defects to the partnership's properties have been determined with a high degree of certainty. In addition, the security accounts must be maintained until such time as the partnership's lender has determined that these accounts contain sufficient cash to complete the repairs of the partnership's properties. The reinstatement and level of future distributions, if and when reinstituted, will be determined in accordance with the partnership agreement and will be dependent on several factors, including the degree of damage caused by construction defects, determination of liability for potential costs and expenses of dealing with the construction defects and continued stabilized operations at the properties.

     As of the date hereof, the partnership anticipates that as a result of having received all settlement proceeds in respect of its construction defects litigation, the partnership's cash reserves, including restricted and unrestricted cash on hand prior to receipt of the settlement proceeds, will be sufficient to enable it to begin distributions to limited partners during 2002. However, there can be no assurances given as to when distributions will actually resume and the level at which any such distributions will be made. In addition, if repairs of the properties are not completed by December 2002, the partnership's lender has the right to require the partnership to retain additional cash reserves, which could require further suspension of distributions to limited partners. If the merger is consummated, you will receive no further cash distributions from or with respect to the partnership (other than the merger consideration).

     Executive Officers

     Prometheus Income Partners has no directors or executive officers. For informational purposes only, the following are the names and additional information relating to controlling persons, directors, executives and senior management of Prometheus Development Co. After the merger, all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co.

     Sanford N. Diller. Age 73. President, Chief Financial Officer, Secretary and sole Director. Mr. Diller supervises the acquisition, disposition and financial structuring of properties. Mr. Diller founded Prometheus Development Co., and effectively controls all of its outstanding stock. Mr. Diller received his undergraduate education at the University of California at Berkeley and his Doctor of Jurisprudence from the University of San Francisco. He has been an attorney since 1953. Since the mid 1960's, he has been involved in the development and/or acquisition of more than 70 properties, totaling more than 13,000 residential units and over 2,000,000 square feet of office space.

     Vicki R. Mullins. Age 43. Vice President. Ms. Mullins' responsibilities include supervising all property operations, information systems and finance, as well as managing the disposition and financial structuring of properties. Ms. Mullins came to Prometheus Development Co. in March 1994 from The Irvine Company where she spent seven years as Vice President of Finance and Accounting, and Director of Internal Controls. Prior to the Irvine Company, she spent six years with Ernst & Young as an audit manager. Ms. Mullins is a Certified Public Accountant and holds a B.S. degree in Accounting with honors from the University of Illinois.

     John J. Murphy. Age 40. Vice President. Mr. Murphy's responsibilities include managing all financial, accounting and reporting activities, and insurance. Mr. Murphy came to Prometheus Development Co. in January 1995 from KPMG Peat Marwick where he spent seven years and was a Senior Manager. He is a Certified Public Accountant and holds a B.S. degree in Accounting with honors from the University of San Francisco.

     Helen Diller. Age 72. Trustee of The DNS Trust. Ms. Diller has not been employed for the past five years. She is not involved in the management of The DNS Trust or any of the other entities described in this document.

     Prometheus Income Partners does not pay or employ directly any officers or directors. Compensation to executives and employees of Prometheus Development Co. is not based on the operations of Prometheus Income Partners. Prometheus Real Estate Group, the property manager of the partnership's properties, and its affiliates receive a management fee as compensation for services rendered and reimbursement of certain partnership expenses.

     During the last five years, none of the above has been convicted in a criminal proceeding excluding traffic violations or similar misdemeanors, nor have any of the above been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of this proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to these laws. All of the above are U.S. citizens.

     Principal Unitholders

     Other than PIP Partners, which as of March 31, 2002 owns 18.2% of the outstanding units, no person of record owns or is known by the Registrant to directly own beneficially more than 5% of the outstanding units. 99% of the membership interests of PIP Partners are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn B. Safier. Thus, through PIP Partners, Mr. Diller, Mrs. Diller and The DNS Trust indirectly beneficially own these units.

     Prometheus Development Co. owns no units. However, Prometheus Development Co., pursuant to the partnership agreement of Prometheus Income Partners, has discretionary control over most of the decisions made for Prometheus Income Partners. In addition, Mr. Diller, the holder all of the outstanding equity of Prometheus Development Co., beneficially holds 18.2% of the units through PIP Partners, as described above, and is the sole executive officer of Prometheus Development Co. who beneficially owns units.

     Following the merger, PIP Partners will own all of the units.

     Recent Transactions

     In 1994, a total of five units were repurchased by Prometheus Income Partners from a limited partner unaffiliated with Prometheus Development Co. pursuant to the repurchase program established under the partnership agreement and described above under the caption "Repurchase Rights" beginning on page 54. Since 1994, Prometheus Income Partners has made no repurchases under this Limited Liquidity Plan, principally due to the lack of availability of cash for such purpose after the establishment of the reserves described above.

     The current market for units is thin and illiquid. Prometheus Development Co. is aware of two companies who quote prices for units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. When the partnership is contacted by a limited partner regarding the possible sale of units, the partnership identifies these two companies, whom the partnership believes are brokers, to the limited partner and provides contact information. The partnership also indicates the interest of PIP Partners in acquiring units.

     PIP Partners acquired 7.5283% of the outstanding units in 1997. During 1998, 1999 and 2000, PIP Partners acquired 0.716%, 1.2371%, and 0.855% of outstanding units, respectively at
prices ranging from $495 to $550 per unit. In June 2000, PIP Partners purchased 1,487.5 units from Prom Investment Partners and two of its affiliates (Liquidity Fund Growth-Plus Partners, a California limited partnership and Liquidity Fund Appreciation and Income Partners, a California limited partnership), for $1,200 per unit. This purchase price was arrived at pursuant to arm's-length negotiations between PIP Partners and Prom Investment Partners. PIP Partners is controlled by The DNS Trust, and Sanford and Helen Diller.

     On February 17, 2000, a limited partner unaffiliated with Prometheus Development Co. contacted Prometheus Income Partners requesting information on how to dispose of its units. Prometheus Income Partners responded with an information letter describing the secondary market for units. On April 11, 2000, the limited partner initiated a transaction whereby it would sell 2.5 units to PIP Partners at a price of $525 per unit. The transaction was confirmed and the funds were disbursed to the limited partner on May 1, 2000, and these units were transferred on July 1, 2000.

     Other than as described above and under the caption "Background - Reasons for the Merger" beginning on page 23, neither PIP Partners, Prometheus Development Co. nor any party affiliated with either of them has made any effort to purchase or sell units or been willing to buy or sell units. However, PIP Partners has contacted the two companies mentioned above and asked these companies to contact it when units become available for purchase.

     PIP Partners - General, LLC

     PIP Partners - General, LLC, a California limited liability company, was formed in 1996 to make a tender offer for units as described above under the caption "Recent Tender Offers" on page 50. Since that time, PIP Partners has acquired additional units. PIP Partners conducts no other business. It is controlled by The DNS Trust and Sanford Diller, who also control Prometheus Development Co. The Manager of PIP Partners is PromHill, Inc., a California corporation which is beneficially owned by The DNS Trust. PromHill is solely in the business of acting as a manager of limited liability companies and a general partner of partnerships affiliated with the general partner. The DNS Trust beneficially owns 99% of the interests in PIP Partners. The DNS Trust is also the sole shareholder of Prometheus Development Co. The sole director of PromHill is Sanford N. Diller, who is also the President, Chief Financial Officer, Secretary and the sole director of Prometheus Development Co. Vicki R. Mullins and John J. Murphy are also executive officers of PromHill. The principal executive offices of PIP Partners are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     PIP Acquisition, LLC

     PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the transactions contemplated by the merger. PIP Acquisition is a nonsubstantive transitory merger vehicle that will be merged out of existence at the effective time of the merger. Accordingly, it is not expected to have significant assets or liabilities other than those arising under the merger or to engage in any activities other than those incident to its formation and the merger. PIP Acquisition is a wholly owned subsidiary of PIP Partners. It is controlled by The DNS Trust and Sanford Diller, the same entities who control

Prometheus Development Co. The Manager of PIP Acquisition is PromHill, Inc., a California corporation which is beneficially owned by The DNS Trust. PromHill is solely in the business of acting as a manager of limited liability companies and a general partner of partnerships affiliated with the general partner. The principal executive offices of PIP Acquisition are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.



                                   THE MERGER

     Effects of the Merger on Prometheus Income Partners

     If the merger proposal is approved by the limited partners and Prometheus Income Partners participates in the transaction, then the effects of the transaction with respect to Prometheus Income Partners will be as follows:

     o Limited partners other than PIP Partners will receive the merger consideration of $1,736 in cash for each unit held by them. The current limited partners of Prometheus Income Partners other than PIP Partners will no longer have any interest in and will not be limited partners and, therefore, will not participate in Prometheus Income Partners' future earnings and potential growth.

     o Prometheus Development Co. will own the general partner interest in Prometheus Income Partners and PIP Partners will own all of the outstanding units. Sanford Diller, Helen Diller and Jaclyn Safier will thus hold all of the equity of Prometheus Income Partners.

     o Prometheus Development Co. intends to seek deregistration of the units under the Securities Exchange Act, and, if deregistration is obtained, all SEC reporting obligations of Prometheus Income Partners will cease pursuant to Section 12(g)(4) and 15(d) of the Securities Exchange Act, because the units will be held by fewer than 300 persons. No future transaction would be subject to Rule 13e-3 of the Securities Exchange Act.

     o Limited partners will receive final Schedule K-1s from Prometheus Income Partners after the closing of the transaction and thereafter will no longer receive Schedule K-1s from Prometheus Income Partners.

     o PIP Partners intends to continue to retain all senior management of Prometheus Development Co. to continue to manage Prometheus Income Partners.

     No Dissenters' Rights

     If limited partners owning more than 50% of the units vote for the merger proposal, this approval will bind all limited partners. Limited partners do not have any dissenters' rights or other rights of appraisal, under the Act which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise, in connection with the merger. Therefore, dissenting limited partners do not have the right to have an appraisal of

Prometheus Income Partners to confirm the fair market value of their units if they disapprove of the action of the limited partners that voted for the merger proposal.

     Federal Income Tax Consequences

     The following summary is a general discussion of some of the federal income tax consequences that are relevant to limited partners. This summary is based on the Internal Revenue Code of 1986, as amended, applicable Treasury regulations under the Internal Revenue Code, administrative rulings, practice and procedures and judicial authority, all as effective as of the date of the transaction. All of the foregoing are subject to change or alternative construction with possible retroactive effect, and any change or alternative construction could affect the continuing accuracy of this summary. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular limited partner in light of that limited partner's specific circumstances or to limited partners subject to special treatment under federal income tax laws, including except where otherwise noted, foreign persons, dealers in securities, banks, insurance companies and tax-exempt organizations. In addition, except as otherwise expressly indicated, this summary does not describe any aspect of state, local, foreign or other tax laws.

     Each limited partner should consult its tax advisor as to the particular tax consequences to that limited partner of the transaction.

     Taxable Gain or Loss

     In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be the amount of the merger consideration ($1,736 per unit), plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code. In general, a limited partner's initial tax basis in its units equals its cash investment in Prometheus Income Partners, increased by that limited partner's share of Prometheus Income Partner's non-recourse liabilities at the time the units were acquired. Prometheus Development Co. is not in a position to determine the tax basis for each of the limited partners.

     A limited partner's initial basis is generally increased by:

     o that limited partner's share of Partnership taxable income including its allocable share of taxable income for the year in which the merger occurs, and

     o any increases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners.

     A limited partner's initial basis is generally decreased (but not below zero) by:

     o   that limited partner's share of Partnership cash distributions,

     o any decreases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners,

     o that limited partner's share of losses of Prometheus Income Partners including an allocable share of tax loss for the year in which the merger occurs, and

     o that limited partner's share of nondeductible expenditures of Prometheus Income Partners that are not chargeable to capital.

     If a limited partner's adjusted tax basis is less than its share of Prometheus Income Partners' non-recourse liabilities, including the effect of net loss allocations and/or distributions exceeding the cost of its units, that limited partner's gain will exceed the cash proceeds it receives pursuant to the merger.

     Character of Gain or Loss

     Except as described below, the gain or loss recognized by a limited partner upon receipt of cash in the merger will generally be treated as a capital gain or loss if the units were held by the limited partner as a capital asset. This capital gain or loss will be treated as long-term capital gain or loss if the limited partner's holding period for the units exceeds one year.

     If any portion of the amount realized by a limited partner is attributable to "unrealized receivables," which includes recapture of certain depreciation deductions previously taken, or "inventory items," as defined in Section 751 of the Internal Revenue Code, then a portion of the limited partner's gain or loss may be ordinary rather than capital. In addition, a limited partner will be allocated its pro rata share of Prometheus Income Partners' taxable income or loss for the year in which the merger occurs, and therefore, will recognize ordinary income or loss in an amount equal to its allocable share of Prometheus Income Partners' ordinary income or loss. As described above, this allocation by Prometheus Income Partners to the limited partner for the year in which the merger occurs will affect the limited partner's tax basis in its units and, therefore, the taxation of the amount of that limited partner's taxable gain or loss upon the conversion of its units into cash in the merger.

     Passive Activity Losses

     Under Section 469 of the Internal Revenue Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset these losses against so-called "portfolio" income. Substantially all post-1986 losses of limited partners from Prometheus Income Partners should be considered passive activity losses. Limited partners may have "suspended" passive losses from Prometheus Income Partners (i.e., post-1986 net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the receipt of cash in the merger in the manner described below.

     Limited partners that recognize a gain on the conversion of their units into cash in the merger will be entitled to use their current and "suspended" passive activity losses (if any) from

Prometheus Income Partners and other passive sources to offset that gain. Limited partners that recognize a loss on the conversion of their units into cash in the merger will be entitled to deduct that loss currently (subject to other applicable limitations) against the sum of their passive activity income from Prometheus Income Partners for that year (if any) plus any passive activity income from other sources for that year. The balance of any "suspended" losses from Prometheus Income Partners that were not otherwise utilized against passive activity income as described in the two preceding sentences will no longer be suspended and will therefore be deductible (subject to any other applicable limitations) by that limited partner against any other income of that limited partner for that year, regardless of the character of that income. Accordingly, limited partners should consult their tax advisors concerning whether, and the extent to which, they have available suspended passive activity losses from Prometheus Income Partners or other investments that may be used to offset gain from the conversion of their units into cash in the merger.

     Information Reporting, Backup Withholding and FIRPTA

     A limited partner whose units are converted into cash in the merger must file an information statement with its federal income tax return for the year in which the merger occurs which provides the information specified in Treasury Regulation Section 1.751-1(a)(3).

     Limited partners (other than tax-exempt persons, corporations and some foreign persons) may be subject to 31% backup withholding unless they provide a taxpayer identification number and certify that the taxpayer identification number is correct or properly certify that they are awaiting a taxpayer identification number. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Gain realized by a foreign limited partner on the conversion of units into cash in the merger will be subject to federal income tax under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under the FIRPTA provisions of the Internal Revenue Code, the transferee of an interest held by a foreign person in a partnership which owns United States real property generally is required to deduct and withhold 10% of the amount realized on the disposition. Amounts withheld would be creditable against a foreign limited partner's federal income tax liability and, if in excess thereof, a refund could be obtained from the Internal Revenue Service by filing a United States income tax return. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Consequences to a Tax-Exempt Limited Partner

     Although certain entities are generally exempt from federal income taxation, these tax-exempt entities (including individual retirement accounts (an "IRA")) are subject to federal income tax on any "unrelated business taxable income" ("UBTI"). UBTI generally includes, among other things, income (other than, in the case of property which is not "debt-financed property," interest, dividends, real property rents not dependent upon income or profits, and gain from disposition of non-inventory property) derived by certain trusts (including
IRAs) from a trade or business or by certain other tax-exempt organizations from a trade or business, the conduct of which is not substantially related to the exercise of the organization's charitable, educational or other exempt purpose and income to the extent derived from debt-financed property. Subject to certain exceptions, "debt-financed property" is generally any property which is held to produce income and with respect to which there is an "acquisition indebtedness" at any time during the taxable year. Acquisition indebtedness is generally indebtedness incurred by a tax-exempt entity directly or through a partnership:

     (a) on acquiring or improving a property;

     (b) before acquiring or improving a property if the indebtedness would not have been incurred but for this acquisition or improvement; or

     (c) after acquiring or improving a property if the indebtedness would not have been incurred but for this PIP Partners or improvement and the incurrence of this indebtedness was reasonably foreseeable at the time of the PIP Partners or improvement.

     To the extent Prometheus Income Partners holds debt-financed property or inventory or other assets as a dealer, a tax-exempt limited partner (including an IRA) could realize UBTI on the conversion of a unit to cash. In addition, a tax-exempt limited partner will realize UBTI upon the conversion of a unit to cash, if the limited partner held its units as inventory or otherwise as dealer property, or acquired its units with acquisition indebtedness. However, any UBTI recognized by a tax-exempt limited partner as a result of a conversion of a unit to cash, in general, may be offset by the limited partner's net operating loss carryover (determined without taking into account any amount of income or deduction which is excluded in computing UBTI), subject to applicable limitations.

     Anticipated Accounting Treatment

     Prometheus Income Partners will account for the transaction under the "purchase" method of accounting in accordance with generally accepted accounting principles.

     Regulatory Requirements

     Except for the filing of the certificate of merger with the Secretary of State of the State of California pursuant to the Act, after the approval of the merger proposal and compliance with federal and state securities laws, neither PIP Partners nor Prometheus Development Co. is aware of any material United States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the transaction.

                              THE MERGER AGREEMENT

     This section of the Proxy Statement describes various aspects of the proposed transaction, including material provisions of the merger agreement. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix A, and is incorporated in this Proxy Statement by reference. Limited partners are urged to read carefully the merger agreement in its entirety.

        Parties to the Merger

        For a description of the parties to the transaction, the disclosure under the caption "Summary - Parties to the Transaction" beginning on page 9 hereto.

        Structure; Consideration

        The transaction is a statutory merger whereby PIP Acquisition, an affiliate of Prometheus Development Co. and wholly owned subsidiary of PIP Partners, will merge into Prometheus Income Partners.

        If the partnership participates in the transaction, you will become entitled to receive the merger consideration for each of your units, and you will no longer be a limited partner of Prometheus Income Partners. The current holder of the equity of PIP Acquisition, PIP Partners, who is an affiliate of Prometheus Development Co., will hold all of the units.
 Member interests in PIP Acquisition will be converted on a one-for-one basis into units.

        Calculation of Merger Consideration

        Upon consummation of the merger, each limited partner will be entitled to receive, in cash, $1,736 for each unit held by them. The following table sets forth as of March 31, 2002 the acquiring parties' calculation of the merger consideration:

        Appraised value                      $53,200,000
        Less 2% selling cost                  (1,064,000)
                                              ----------
        Deemed net sales price                52,136,000
        Outstanding mortgage                 (25,461,000)
        Estimated costs to repair                      -
        GP 1% disposition fee                   (532,000)
        Prepayment penalty                    (3,389,000)
                                              ----------
        Available proceeds                    22,754,000
        Restricted cash                        6,259,000
        Unrestricted cash                      3,960,000
                                               ---------
        Amount available for                           0
                                                       =
            distribution                     $32,973,00
                                             ==========
        Number of units outstanding:              18,995
                                                  ======
        Amount available for                           6
                                                       =
            distribution per unit:                $1,73
                                                  =====

        The above calculation applies (i) no credit for net litigation recoveries of approximately $10.8 million, (ii) no reduction for anticipated costs to repair existing defects, which costs are estimated by the partnership as of the date hereof to be in excess of $12.5 million and could involve as much as $14 million or more and (iii) no reduction for any other liabilities of the partnership.

        Closing of the Transaction

        The closing of the transaction will take place at a time and on a date which will be no later than twenty days after the later of satisfaction or waiver of all conditions precedent to the closing of the transaction set forth in the merger, including the approval of the merger proposal. PIP Acquisition shall be merged with and into Prometheus Income Partners. Prometheus Income Partners shall succeed to all of the assets and liabilities of PIP Acquisition.

        Consent of Lender

        PIP Partners will pay any and all fees with respect to obtaining consent to the transaction by Prometheus Income Partners' lender, if necessary, but does not anticipate any fees will be required.

        Payment of Merger Consideration

        Following the effective time of the merger, upon receipt by Prometheus Development Co. of a letter of transmittal from a limited partner, the limited partner will be entitled to receive a check in an amount equal to the product obtained by multiplying the number of units held by that limited partner by $1,736. Each holder of a unit shall cease to have any rights with respect thereto, except the right to receive the merger consideration.

        Expenses

        PIP Partners will pay all charges and expenses relating to the merger other than the fee to be paid by the partnership to Houlihan Lokey. These include an estimated $4,900 in SEC filing fees, $375,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $30,000 of printing costs. None of the payment agent, Prometheus Development Co., nor any of their respective affiliates will be liable to any limited partner for any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        Representations and Warranties

        Prometheus Income Partners represented and warranted that:

        o Prometheus Income Partners is duly organized and existing as a limited partnership in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver this merger and consummate the transactions contemplated by that document, subject to the approval of the limited partners.

        o Other than potentially with respect to the partnership's financing arrangements, the execution, delivery and performance of the merger does not conflict with any mortgage, result in the creation of any lien, or otherwise adversely affect the rights or privileges of Prometheus Income Partners.

        o Other than certain mortgages, taxes and liens not yet due and payable, covenants, conditions and restrictions of record, Prometheus Income Partners has good and marketable title to all of Prometheus Income Partners' assets free and clear of all liens.

        o Other than the construction defects litigation discussed in this document, Prometheus Income Partners is involved in no material litigation.

        o The opinion of its financial advisor as to the fairness of the merger consideration, from a financial point of view, to the limited partners not affiliated with PIP Partners has been obtained.

        PIP Acquisition and PIP Partners represented and warranted that:

        o Each of them is duly organized and existing as a limited liability company in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver the merger and consummate the transactions contemplated by that document.

        o PIP Partners has adequate funds available out of current resources to pay the $1,736 in cash for each unit to all holders of units (other than PIP Partners). While as of the date of the merger agreement PIP Partners had such funds, at the time the merger is consummated, PIP Partners may need to have acquired additional financing to complete the merger. Please see the disclosure under the caption "Consideration and Financing" beginning on page 18.

        Certain Covenants

        Prometheus Income Partners agreed to hold a meeting of the limited partners at which the limited partners will have the opportunity to vote their units for or against the transactions contemplated by this Agreement. PIP Partners agreed to vote its units for or against the transactions contemplated by this Agreement in the same proportion as the total number of units voted by limited partners unaffiliated with PIP Partners.

        Conditions

        The obligations of PIP Acquisition, PIP Partners and Prometheus Income Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

        o The existing mortgages on the partnership's properties shall have been refinanced on terms satisfactory to PIP Partners and PIP Acquisition.

        o No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of Prometheus Income Partners or PIP Partners which would result in a material adverse effect, or instituted any proceeding seeking any similar order.

        o All material approvals (if any) from governmental entities necessary for the consummation of the merger shall have been obtained.

        o PIP Partners having obtained the financing necessary to pay the merger consideration.

        o  The opinion of Houlihan Lokey shall not have been withdrawn.

        The obligations of Prometheus Income Partners are further subject to the condition (or waiver by Prometheus Income Partners) at or prior to the effective date of the merger that the representations and warranties of PIP Acquisition and PIP Partners shall be true and correct, and the merger shall have been approved by the limited partners. If a material condition to the merger is waived by the partnership, the general partner and the acquiring parties intend to resolicit the approval of the transaction by the limited partners. If a material condition to the merger is waived by the acquiring parties, the general partner and the acquiring parties do not intend to resolicit the approval of the transaction by the limited partners.

        The obligations of PIP Acquisition and PIP Partners are further subject to the conditions (or waiver by PIP Acquisition) at or prior to the effective date of the merger that the representations and warranties of Prometheus Income Partners set forth in this document shall be true and correct at and as of the closing date, and the holders of the deeds of trust referred to in the merger consent to the merger on terms acceptable to PIP Partners, and there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

        Termination

        The merger agreement may be terminated at any time prior to the effective date of the merger by the mutual written consent of Prometheus Income Partners and PIP Partners upon written notice given to the other party of a material breach of the Agreement if not cured within thirty (30) days, or by PIP Partners or Prometheus Income Partners if the merger has not yet been consummated on or before July 31, 2002.

                           THE DECEMBER 2000 APPRAISAL

        The general partner engaged CB Richard Ellis, an independent appraiser ("Appraiser"), to appraise the real properties owned by the partnership as of December 5, 2000.

        Experience of Appraiser. Since its founding, Appraiser has provided information, research, appraisal, and consulting services to clients throughout the United States, including major New York Stock Exchange firms and insurance companies and over seventy companies engaged in the management and operation of partnerships and real estate investment trusts. The activities of Appraiser include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.

2000 Portfolio Appraisal

        Summary of Methodology.

        At the request of the general partner, Appraiser evaluated the real estate on a summary basis utilizing the sales comparison and income approach to valuation. Appraisers typically use up to three approaches in valuing real property:

        o  the cost approach;

        o  the income approach; and

        o  the sales comparison approach.

The type and age of a property, lease terms, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

        The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental stream, operating expenses, net income and estimated residual value. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market.

        The cost approach was considered to be less reliable than the income approach given the primary criteria used by buyers of the type of property appraised in this appraisal.

        In conducting this appraisal, representatives of Appraiser reviewed and relied upon, without independent verification, certain information supplied by the property managers, general partner and the partnership, including, but not limited to: lease abstracts and information relating to the creditworthiness of residents; financial schedules of current lease rates, income, expenses, capital expenditures, reserve requirements, cash flow and related financial information; property descriptive information and rent able square footage, information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements; and information relating to renewal and purchase options.

        Representatives of Appraiser also performed site inspections of all of the properties. In the course of these site visits, the physical facilities of the properties were inspected and information on the local market, the subject property and the residents was gathered. Where necessary, information gathered during the site visits was supplemented by information provided by management, telephonic surveys and reviews of published information.

        In addition, Appraiser discussed with management of the properties, the condition of each property (including any deferred maintenance, renovations, reconfigurations and other factors affecting the physical condition of the improvements), competitive conditions in net lease property markets, resident credit trends affecting the properties, certain lease and financing terms, and historical and anticipated lease revenues and expenses. Appraiser also reviewed historical operating statements, and 2001 operating budgets for the Partnership and/or the properties.

        Appraiser also reviewed the acquisition criteria and parameters used by real estate investors utilizing published information and information derived from interviews with buyers, owners and managers of similar leased properties.

        Sales Approach.

        The Sales Comparison Approach is a method of comparing the subject property to recent sales and/or listings of similar types of properties located near the subject or in competing areas. Each of these sales must be analyzed to establish the elements of similarity. The reliability of this technique depends on (1) the degree of similarity between the subject and the comparable properties; (2) the length of time since the comparable sales were consummated;
(3) the accuracy of the date of the comparable sales; and (4) the absence of unusual conditions affecting the comparable sale or the subject property.

        Each comparable sale is adjusted and compared to the subject property giving due consideration to the following potential adjustments, each in accordance with valuation practices generally accepted in the real estate industry. These elements of adjustment considered in this appraisal consisted principally of:

        o  the nature of the real property rights conveyed;
        o  financing terms;
        o  conditions to the sale;
        o  prevailing market conditions;
        o  actual location; and
        o  physical characteristics.

Among these elements of comparison, conditions of sale reflect an adjustment if the sale is not an arms-length transaction or to account for special credits, concessions and similar distinguishing characteristics. Adjustments for financing terms involve conversion of the transaction price of the comparable sale into its cash equivalent or modification to reflect the financing of the subject property. Market conditions reflect an adjustment in the change in the prices paid for real property due to changes in the particular market over time.

        Within the subject area there were three properties that were determined to be appropriate comparable sales transactions. The following sets forth the actual value per unit for each of these properties and the indicated value per apartment unit in these properties as adjusted for the factors noted above:

                                                      Unadjusted          Indicated Value
                                                    Value Per Unit           Per Unit
                                                    --------------           --------
     Arios-Apartments, Cupertino CA                     $230,846             $208,223
     Villa De Anza, Cupertino CA                        $258,333             $214,416
     Waterford Place Apartments, San Jose CA            $210,084             $194,118

        Based on the indicated value range, a price per unit near the middle of the range, as adjusted based on the factors described above, was deemed by the Appraiser to be the most appropriate for the subject properties. This price was further adjusted to reflect deferred maintenance on Alderwood and Timberleaf in the aggregate amounts of $2,242,000 and $1,250,000, respectively. The deferred maintenance adjustment is an estimate of price reduction a buyer of a property would request due to maintenance issues noted during the due diligence and inspection period afforded buyers of real estate, but does not include any adjustment with respect to the cost (estimated or otherwise) to repair existing construction defects. Accordingly the following is a summary of the Sales Comparison Approach:

                                                    Value per unit         Total Value
                                                    --------------         -----------
Alderwood                                              $191,282            $44,760,000
Timberleaf                                             $191,532            $23,750,000


        The sales used in this analysis were considered by the Appraiser to be comparable to the subject, and the required adjustments for differences were based on the application of the types of adjustments described above, which were deemed by the Appraiser to be based upon reasonable and well-supported rationale.

        Income Approach.

        The Income Approach reflects the subject's income-producing capabilities. The Income Approach is based on the direct capitalization method, which is applied to determine the value of the simple interest in each property based upon the lease that encumbers the property. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. The Income Approach is applicable to the subject properties leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value indicator and has been heavily weighted in the final value estimates by CB Richard Ellis, Inc. The value indicated by the income approach represents the amount an investor would probably pay for the expectation of receiving the net cash flow from the property during the subject lease term and the proceeds from the ultimate sale of the property.

        Direct capitalization is a method used to convert a single year's estimated stabilization net operating income into a value indicated utilizing an overall capitalization rate. The capitalization rate was determined based on three different techniques. The following table summarizes the results.

                          Overall Capitalization Conclusion

                   Source
                   Comparable Sales                        8.50%
                   National Investor Survey                8.50%
                   Market Participants                    8 to 9%

                   CB Richard Ellis, Inc. Estimate         8.5%



        The Income Approach calculates an indicated stabilized value by dividing the stabilized net operating income by the capitalization rate. The stabilized net operating income "Going-In Operating Income" is determined by taking the effective gross income less the estimated operating expenses and reserves for replacement. Effective gross income is determined by estimating market rates for the various apartment unit floor plans with similar units in comparable projects to arrive at the potential rental income for the subject. The effective gross income will also consider loss to lease, vacancy, collection loss, and rent concession, if any. In estimating the operating expenses, the actual operating history has been analyzed, along with expense data from industry publications and comparable apartment properties. Reserves for replacement of physical assets that wear out or need replacement over time have been estimated based on discussion with knowledgeable market participants who indicate a range of $150 to $500 per unit for comparable properties. CB Richard Ellis estimated $400 for the subject properties.

        The final industry standard adjustment to calculate value is an adjustment to the indicated stabilizing value for deferred maintenance. This adjustment was $2,242,000 and $1,250,000 for Alderwood and Timberleaf, respectively.


                    Summary Of Appraisal Valuation Parameters

                                                   Alderwood            Timberleaf
                                                   ---------            ----------

Going-In Net Operating Income                     $4,055,350            $2,095,868
Capitalization Rate                                     8.5%                  8.5%
Estimated Value less Deferred Maintenance        $45,500,000           $23,400,000


        Conclusion as to Value.

        Based on the valuation methodology described above, Appraiser estimated the value of each of the properties as follows:

                                         Alderwood     Timberleaf       Total
                                         ---------     ----------       -----
Cost Approach                                    N/A           N/A            N/A
Sales Comparison Approach                $44,760,000   $23,750,000    $68,510,000
Income Capitalization Approach           $45,500,000   $23,400,000    $68,900,000

Reconciled Value                         $45,500,000   $23,400,000    $68,900,000


        The Cost Approach typically results in a reliable value indication when there is evidence for an estimate of replacement cost and there is minimal depreciation contributing to a loss in value of the subject property. Because the partnership's properties have been materially depreciated, the reliability of the Cost Approach with respect to these properties was considered to be substantially diminished. Accordingly, Cost Approach analysis was not performed by the Appraiser.

        Ultimately, as between the Sales Comparison Approach and the Income Capitalization Approach, the Appraiser determined that the Income Capitalization Approach was the most reliable indicator of the value of the Alderwood and Timberleaf properties. This conclusion was based principally on the fact that the subject properties are income-producing properties leased on a unit-by-unit basis in the open market. The Appraiser believed that the fact that the values derived through application of the Sales Approach did not differ materially from those derived by application of the Income Capitalization Approach further substantiated the reliance on the Income Capitalization Approach valuation method in determining the final appraised value of the subject properties.

        Based on the foregoing, the values of the subject properties were appraised as follows:

                       Location Value Conclusion
                     --------            ----------------
                    Alderwood               $45,500,000
                    Timberleaf              $23,400,000

                          THE SEPTEMBER 2001 APPRAISAL

        The general partner also engaged CB Richard Ellis to appraise the real properties owned by the partnership as of September 17, 2001.

        2001 Portfolio Appraisal

        Summary of Methodology.

        At the request of the general partner, Appraiser evaluated the real estate on a summary basis utilizing the sales comparison and income approach to valuation. Appraisers typically use up to three approaches in valuing real property:

        o  the cost approach;
        o  the income approach; and
        o  the sales comparison approach.

The type and age of a property, lease terms, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

        The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental stream, operating expenses, net income and estimated residual value. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market.

        The cost approach was considered to be less reliable than the income approach given the primary criteria used by buyers of the type of property appraised in this appraisal.

        In conducting this appraisal, representatives of Appraiser reviewed and relied upon, without independent verification, certain information supplied by the property managers, general partner and the partnership, including, but not limited to: lease abstracts and information relating to the creditworthiness of residents; financial schedules of current lease rates, income, expenses, capital expenditures, reserve requirements, cash flow and related financial information; property descriptive information and rent able square footage, information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements; and information relating to renewal and purchase options.

        Representatives of Appraiser also performed site inspections of all of the properties. In the course of these site visits, the physical facilities of the properties were inspected and information on the local market, the subject property and the residents was gathered. Where necessary, information gathered during the site visits was supplemented by information provided by management, telephonic surveys and reviews of published information.

        In addition, Appraiser discussed with management of the properties, the condition of each property (including any deferred maintenance, renovations, reconfigurations and other factors affecting the physical condition of the improvements), competitive conditions in net lease property markets, resident credit trends affecting the properties, certain lease and financing terms, and historical and anticipated lease revenues and expenses. Appraiser also reviewed historical operating statements, and 2001 operating budgets for the partnership and/or the properties.

        Appraiser also reviewed the acquisition criteria and parameters used by real estate investors utilizing published information and information derived from interviews with buyers, owners and managers of similar leased properties.

        Sales Approach.

        The Sales Comparison Approach is a method of comparing the subject property to recent sales and/or listings of similar types of properties located near the subject or in competing areas. Each of these sales must be analyzed to establish the elements of similarity. The reliability of this technique depends on (1) the degree of similarity between the subject and the comparable properties; (2) the length of time since the comparable sales were consummated;
(3) the accuracy of the date of the comparable sales; and (4) the absence of unusual conditions affecting the comparable sale or the subject property.

        Each comparable sale is adjusted and compared to the subject property giving due consideration to the following potential adjustments, each in accordance with valuation practices generally accepted in the real estate industry. These elements of adjustment considered in this appraisal consisted principally of:

        o  the nature of the real property rights conveyed;

        o  financing terms;

        o  conditions to the sale;

        o  prevailing market conditions;

        o  actual location; and

        o  physical characteristics.

Among these elements of comparison, conditions of sale reflect an adjustment if the sale is not an arms-length transaction or to account for special credits, concessions and similar distinguishing characteristics. Adjustments for financing terms involve conversion of the transaction price of the comparable sale into its cash equivalent or modification to reflect the financing of the subject property. Market conditions reflect an adjustment in the change in the prices paid for real property due to changes in the particular market over time.

        Within the subject area there were five properties that were determined to be appropriate comparable sales transactions. The following sets forth the actual value per unit for each of these properties and the indicated value per apartment unit in these properties as adjusted for the factors noted above:

                                                        Unadjusted          Indicated Value
                                                      Value Per Unit           Per Unit
                                                      --------------           --------
        Arios-Apartments, Cupertino CA                  $230,846               $160,900
        Villa De Anza, Cupertino CA                     $258,333               $164,687
        Waterford Place Apartments, San Jose CA         $210,084               $142,857
        Stoneridge, Walnut Creek, CA                    $158,824               $158,824
        Summit At Skyline, Pacifica, CA                 $181,122               $180,669


        Based on the indicated value range, a price per unit near the middle of the range, as adjusted based on the factors described above, was deemed by the Appraiser to be the most appropriate for the subject properties. This price was further adjusted to reflect deferred maintenance on Alderwood and Timberleaf in the aggregate amounts of $1,959,000 and $1,120,000, respectively. The deferred maintenance adjustment is an estimate of price reduction a buyer of a property would request due to maintenance issues noted during the due diligence and inspection period afforded buyers of real estate, but does not include any adjustment with respect to the cost (estimated or otherwise) to repair existing construction defects. Accordingly the following is a summary of the Sales Comparison Approach:

                                        Value per unit         Total Value
                                        --------------         -----------
        Alderwood                          $154,017            $36,040,000
        Timberleaf                         $152,258            $18,880,000

        The sales used in this analysis were considered by the Appraiser to be comparable to the subject, and the required adjustments for differences were based on the application of the types of adjustments described above, which were deemed by the Appraiser to be based upon reasonable and well-supported rationale.

Income Approach.

        The Income Approach reflects the subject's income-producing capabilities. The Income Approach is based on the direct capitalization method, which is applied to determine the value of the simple interest in each property based upon the lease that encumbers the property. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. The Income Approach is applicable to the subject properties leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value indicator and has been heavily weighted in the final value estimates by CB Richard Ellis, Inc. The value indicated by the income approach represents the amount an investor would probably pay for the expectation of receiving the net cash flow from the property during the subject lease term and the proceeds from the ultimate sale of the property.

        Direct capitalization is a method used to convert a single year's estimated stabilization net operating income into a value indicated utilizing an overall capitalization rate. The capitalization rate was determined based on three different techniques. The following table summarizes the results.

                Overall Capitalization Conclusion

Source
------
Comparable Sales                              7.50%
National Investor Survey                      8.00%
Market Participants                         7 to 8.0%
CB Richard Ellis, Inc. Estimate               7.5%

        The Income Approach calculates an indicated stabilized value by dividing the stabilized net operating income by the capitalization rate. The stabilized net operating income "Going-In Operating Income" is determined by taking the effective gross income less the estimated operating expenses and reserves for replacement. Effective gross income is determined by estimating market rates for the various apartment unit floor plans with similar units in comparable projects to arrive at the potential rental income for the subject. The effective gross income will also consider loss to lease, vacancy, collection loss, and rent concession, if any. In estimating the operating expenses, the actual operating history has been analyzed, along with expense data from industry publications and comparable apartment properties. Reserves for replacement of physical assets that wear out or need replacement over time have been estimated based on discussion with knowledgeable market participants who indicate a range of $150 to $500 per unit for comparable properties. CB Richard Ellis estimated $400 for the subject properties.

        The final industry standard adjustment to calculate value is an adjustment to the indicated stabilizing value for deferred maintenance. This adjustment was $1,959,000 and $1,120,000 for Alderwood and Timberleaf, respectively.

                    Summary Of Appraisal Valuation Parameters

                                                             Alderwood     Timberleaf
                                                             ---------     ----------
        Going-In Net Operating Income                         $2,844,000     $1,372,000
        Capitalization Rate                                         7.5%           7.5%
        Estimated Value less Deferred Maintenance            $37,921,000    $18,281,000


Conclusion as to Value.

        Based on the valuation methodology described above, Appraiser estimated the value of each of the properties as follows:

                                               Alderwood     Timberleaf       Total
                                               ---------     ----------       -----

        Cost Approach                                  N/A           N/A            N/A
        Sales Comparison Approach              $36,040,000   $18,880,000    $54,920,000
        Income Capitalization Approach         $36,000,000   $17,200,000    $53,200,000

        Reconciled Value                       $36,000,000   $17,200,000    $53,200,000


        The Cost Approach typically results in a reliable value indication when there is evidence for an estimate of replacement cost and there is minimal depreciation contributing to a loss in value of the subject property. Because the partnership's properties have been materially depreciated, the reliability of the Cost Approach with respect to these properties was considered to be substantially diminished. Accordingly, Cost Approach analysis was not performed by the Appraiser.

        Ultimately, as between the Sales Comparison Approach and the Income Capitalization Approach, the Appraiser determined that the Income Capitalization Approach was the most reliable indicator of the value of the Alderwood and Timberleaf properties. This conclusion was based principally on the fact that the subject properties are income-producing properties leased on a unit-by-unit basis in the open market. The Appraiser believed that the fact that the values derived through application of the Sales Approach did not differ materially from those derived by application of the Income Capitalization Approach further substantiated the reliance on the Income Capitalization Approach valuation method in determining the final appraised value of the subject properties.

        Based on the foregoing, the values of the subject properties were appraised as follows:

                    Location           Value Conclusion
                    --------           ----------------
                   Alderwood             $36,000,000
                   Timberleaf            $17,200,000


Assumptions, Limitations and Qualifications of the 2000 and 2001 Portfolio Appraisals.

        Appraiser utilized certain assumptions to determine the appraised value of the properties. Principally, in addition to the assumptions described above, each appraisal assumes that the owner of the property has good and marketable title of the subject properties and that the subject properties are free from material defects and in good condition appropriate to their intended use as residential rental properties. Accordingly, the appraised values do not take into account the existing construction defects, the quantification of which the Appraiser believes to the speculative and outside the scope of its expertise and the scope of applicable industry standards. The December 2000 and September 2001 appraisals do, however, account for approximately $3.5 million and $3.1 million, respectively, in deferred maintenance costs unrelated to the construction defects. The September 2001 appraisal also assumed that the events of September 11, 2001 have had no effect on the market value or marketability of the partnership's properties. See the respective appraisals attached as Appendices C-1 and C-2 for a complete description of the assumptions, limiting conditions and qualifications applicable to each appraisal.

        The appraisals represent Appraiser's opinion of the value of the portfolios of properties as of December 5, 2000 and September 17, 2001, respectively, in the context of the information available on such dates. Events occurring after the valuation date could affect the properties or the assumptions used in preparing the appraisals. Appraiser has no obligation to update the appraisals on the basis of subsequent events. In connection with the preparation of the appraisals, Appraiser was not engaged to, and consequently did not, prepare a written report or compendium of its analysis for internal or external use by the partnership beyond the analysis set forth in Appendices C-1 and C-2.

Selection, Compensation and Material Relationships.

        PIP Partners selected CB Richard Ellis, Inc. to appraise the partnership's properties because it is a nationally recognized real estate firm engaged in the appraisal of residential income properties and has substantial experience in transactions similar to the merger. PIP Partners believes that appraisals performed by CB Richard Ellis are widely accepted in the industry, including by real estate lenders, and that its pricing is competitive. The terms of the retention of CB Richard Ellis by PIP Partners were the product of arm's length negotiations. The fees paid to the Appraiser were fixed and not dependent in any respect on the outcome of either appraisal.

        The partnership paid Appraiser an aggregate fee of $6,000 for preparing the appraisal as of December 5, 2000 and an additional $6,000 for reperforming the appraisal as of September 17, 2001. In addition, Appraiser is entitled to reimbursement for reasonable legal, travel and out-of-pocket expenses incurred in preparing the appraisals, and is entitled to indemnification against certain liabilities, including certain liabilities under federal securities laws. The fees were negotiated between the general partner and Appraiser and payment thereof is not dependent upon completion of any transaction.

        CB Richard Ellis has, in the past, provided appraisal services to PIP Partners, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services. During the last two years, affiliates of PIP Partners paid to CB Richard Ellis approximately $27,250 consisting of approximately $21,500 in appraisal fees (for properties other than those of the partnership) and approximately $5,750 in leasing commissions as compensation for CB Richard Ellis obtaining tenants for various commercial properties. Other than the payment of these fees and commissions from time to time, CB Richard Ellis has no interest, as an equity holder or otherwise, in Prometheus Income Partners, the acquiring parties or the merger

        CB Richard Ellis has, in the past, provided appraisal services to PIP Partners, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services.

                          OPINIONS OF FINANCIAL ADVISOR

        Prometheus Income Partners retained Houlihan Lokey Howard & Zukin Financial Advisors, Inc. (Houlihan Lokey) to render opinions on behalf of those limited partners not affiliated with PIP Partners (referred to below as the unaffiliated limited partners) as to the fairness, from a financial point of view, of the consideration to be received by them in connection with the merger.

        The general partner chose to retain Houlihan Lokey on behalf of the unaffiliated limited partners based upon Houlihan Lokey's experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions, especially with respect to real estate investment trusts and other real estate-related companies. The terms of the partnership's retention of Houlihan Lokey were the product of arm's length negotiation between the parties and their respective representatives. Houlihan Lokey is a nationally recognized investment banking firm that is engaged in providing financial advisory services and rendering fairness opinions in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings and private placements of debt and equity securities.

        On March 6, 2002, Houlihan Lokey delivered its verbal opinion to the general partner to the effect that, as of the date of such opinion, on the basis of its analysis and subject to the limitations described below, the consideration of $1,714 per limited partnership unit in cash previously proposed to be received by the unaffiliated limited partners in connection with the merger would have been fair from a financial point of view. Following the rendering of its verbal opinion, Houlihan Lokey confirmed its opinion in writing by letter dated as of March 6, 2002. Because the acquiring parties and the partnership later agreed to increase the merger consideration from $1,714 per limited partnership unit to $1,736 per limited partnership unit, Prometheus Income Partners asked Houlihan Lokey to render a second opinion that supersedes the opinion rendered on March 6, 2002, as to the fairness, from a financial point of view, of the consideration to be received by the unaffiliated limited partners in connection with the merger. Neither Houlihan Lokey opinion addresses the underlying business decision to effect the merger. Neither opinion constitutes a recommendation to any limited partner as to how they should vote at the partnership meeting with respect to the merger or any other proposal to be considered at the meeting. Houlihan Lokey has no obligation to update its opinions.

        The full text of Houlihan Lokey's written opinion dated as of March 6, 2002 and its written opinion dated as of May 22, 2002, each of which describes the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey in rendering the opinion, are attached as Appendix D-1 and Appendix D-2, respectively, to this proxy statement and are incorporated herein by reference. The Houlihan Lokey opinions are directed to the unaffiliated limited partners for their use in connection with their consideration of the merger proposal. While this brief summary of the Houlihan Lokey opinions highlights what the partnership considers to be the information most important to you, the partnership urges you to read carefully each opinion in its entirety in order to fully understand how Houlihan Lokey arrived at the conclusion in each of its opinions.

        As compensation to Houlihan Lokey for its services in connection with the merger (including the rendering of its opinions dated as of March 6, 2002 and May 22, 2002), the partnership agreed to pay Houlihan Lokey an aggregate fee of $210,000 in addition to Houlihan Lokey's expenses in connection therewith. A total of $87,500 was paid to Houlihan Lokey upon the signing of the retainer agreement, dated October 5, 2001, between Houlihan Lokey and the partnership. That retainer agreement provides that an additional $87,500 shall be paid upon Houlihan Lokey's delivery of its opinion dated March 6, 2002. Pursuant to an oral agreement between Houlihan Lokey and the partnership, the remaining $35,000 is to be paid upon Houlihan Lokey's delivery of its second opinion dated May 22, 2002. No portion of Houlihan Lokey's fee is contingent upon the successful completion of the merger, any other related transaction, or the conclusions reached in either of the Houlihan Lokey opinions. The partnership also agreed to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under federal securities laws that arise out of the engagement of Houlihan Lokey, and to reimburse Houlihan Lokey for certain expenses. Houlihan Lokey has not been engaged by

Prometheus Income Partners, PIP Partners or any of the their respective affiliates to provide, and currently there is no mutual understanding that Houlihan Lokey will provide, financial advisory services to Prometheus Income Partners, PIP Partners or any of their respective affiliates other than as specifically described herein or otherwise in the future.

        Houlihan Lokey was not asked to opine as to Prometheus Income Partners' underlying business decision to effect the merger. Houlihan Lokey did not, and was not requested by the partnership or any other person to, solicit third party indications of interest in acquiring all or any part of the partnership, its properties or other assets or the limited partnership units or to make any recommendations as to the form or amount of consideration in connection with the merger. Houlihan Lokey was not asked to opine and has not expressed any opinion as to:

        o the tax consequences of the merger, including, but not limited to, tax or legal consequences to Prometheus Income Partners or any of its limited partners;
        o the realizable value of limited partnership units or the prices at which the limited partnership units may trade in the future following the merger; or
        o the fairness of any aspect of the merger or any other related transactions not expressly addressed in its fairness opinions.

        Houlihan Lokey did not perform an independent appraisal of the assets of Prometheus Income Partners. Houlihan Lokey did not negotiate the merger or advise Prometheus Income Partners, its general partner, or its limited partners with respect to possible alternatives to the merger.

        In arriving at its March 6, 2002 fairness opinion, among other things, Houlihan Lokey:

        (1) met and held other discussions with certain members of the senior management of the general partner during October 2001 and January 2002 to discuss the operations, financial condition, future prospects and projected operations and performance of the partnership;

        (2) visited the Alderwood and Timberleaf Apartment properties in Santa Clara, California on October 16, 2001;

        (3) reviewed the partnership's annual report on Form 10-K for the fiscal year ended December 31, 2000, its quarterly report on Form 10-Q for the quarter ended September 30, 2001, and the partnership's internally prepared, unaudited income statement and balance sheet for the quarter and year ended December 31, 2001; the quarterly report and quarterly/annual income statement and balance sheet having been identified by members of senior management of the general partner as including the partnership's most current financial statements;

        (4) reviewed a representation letter dated March 6, 2002, from the partnership as to the difference between (a) the general partner's estimate of the cost to correct the construction defects to the properties (as described in this proxy statement) and (b) the proceeds resulting from the settlement of the partnership's construction defects litigation;

        (5) reviewed the amount of cash restricted for the purpose of correcting the construction defects;

        (6) reviewed a draft of the preliminary proxy statement furnished to Houlihan Lokey on March 4, 2002;

        (7)    reviewed the following appraisal reports:

               o Appraisal of the properties dated September 17, 2001 prepared by CB Richard Ellis, Inc. (CB Richard Ellis); and

               o Appraisal of the properties dated December 5, 2000 prepared by CB Richard Ellis;

        (8) reviewed a draft of the form of Agreement and Plan of Merger by and among Prometheus Income Partners, PIP Partners and PIP Acquisition furnished to Houlihan Lokey on February 25, 2002;

        (9) held discussions in both October 2001 and January 2002 with a representative of CB Richard Ellis regarding the aforementioned appraisals;

        (10) reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to the partnership;

        (11) reviewed copies of the following documents and agreements the general partner delivered to Houlihan Lokey:

               o promissory notes and related agreements dated December 23, 1997, each between Prometheus Income Partners and the lender holding a mortgage on the partnership's properties; and

               o Second Amended and Restated Limited Partnership Agreement of Prometheus Income Partners;

        (12) reviewed certain other documents related to Prometheus Income Partners that the general partner delivered to Houlihan Lokey; and

        (13) conducted such other studies, analyses and inquiries that Houlihan Lokey deemed appropriate.

        In addition to the steps taken by Houlihan Lokey listed above in connection with arriving at its March 6, 2002 fairness opinion, Houlihan Lokey took the same kind of steps in arriving at its May 22, 2002 fairness opinion, including having:

        (14) held other discussions with certain members of the senior management of the general partner during May 2002 to discuss the operations, financial condition, future prospects and projected operations and performance of the partnership;

        (15) reviewed the partnership's annual reports on Form 10-K and Form 10-K/A for its fiscal year ended December 31, 2001, its quarterly report on Form 10-Q for the quarter ended March 31, 2002, and the partnership's internally prepared, unaudited income statement and balance sheet for quarter ended March 31, 2002; the quarterly report and quarterly income statement and balance sheet having been identified by members of senior management of the general partner as including the partnership's most current financial statements;

        (16) reviewed a representation letter dated May 21, 2002, for the partnership as to the difference between (a) the general partner's estimate to correct the construction defects to the properties, and (b) the proceeds resulting from the settlement of the partnership's construction defects litigation;

        (17) reviewed a draft of the preliminary proxy statement furnished to Houlihan Lokey on May 22, 2002;

        (18) reviewed a draft of the form of Amended and Restated Agreement and Plan of Merger by and among Prometheus Income Partners, PIP Partners and PIP Acquisition furnished to Houlihan Lokey on May 22, 2002; and

        (19) held discussions in May 2002 with a representative of CB Richard Ellis regarding the aforementioned appraisals.

        Analyses

        The following is a summary of the material financial analyses used by Houlihan Lokey in connection with providing its opinions. This summary is qualified in its entirety by reference to the full text of such opinions, which are attached as Appendix D-1 and Appendix D-2 to this proxy statement. You are urged to read the full text of the Houlihan Lokey opinions carefully and in their entirety.

        In determining the estimated enterprise value of Prometheus Income Partners, Houlihan Lokey considered the partnership's properties to be the primary assets of the partnership. Accordingly, Houlihan Lokey concluded that the value of these properties served as a reasonable proxy for the enterprise value of the partnership.

        In order to determine the estimated enterprise value of Prometheus Income Partners, Houlihan Lokey primarily used the following methodologies:

        o  Appraised Value Approach,

        o  Market/Comparable Public Company Approach,

        o  Direct Capitalization Approach, and

        o  Discount to Net Asset Value Approach.

        These analyses required studies of the overall real estate market in the greater Santa Clara, California area, economic and industry conditions in the area in which Prometheus Income Partners operates, and consideration of the partnership's historical and anticipated future operating results.

March 6, 2002 Fairness Opinion

        Appraised Value Approach. Houlihan Lokey reviewed CB Richard Ellis' September 2001 appraisal, which concluded that, as of September 17, 2001, the appraised value of the partnership's properties was, in aggregate, approximately $56.2 million of gross asset value and approximately $53.1 million (net of certain deferred maintenance). These properties are the most material assets of the partnership. Accordingly, Houlihan Lokey concluded that the appraised value of these properties served as a reasonable proxy for the enterprise value of the partnership. Given the change in the real estate market since CB Richard Ellis' September 2001 appraisal, which resulted in lower real estate values in the area in which the properties are located, Houlihan Lokey calculated an enterprise value of the partnership under this approach in the range of 95% to 100% of the appraised value of the properties in CB Richard Ellis' September 2001 appraisal, or in the range of $53.4 million to $56.2 million.

        In connection with the Appraised Value Approach, Houlihan Lokey performed the following:

        o  reviewed CB Richard Ellis' September 2001 appraisal;

        o held discussions with CB Richard Ellis regarding its September 2001 appraisal and certain underlying assumptions and conclusions set forth in this appraisal, as well as changes in the real estate market since CB Richard Ellis' September 2001 appraisal;

        o held discussions with senior management of the general partner to discuss CB Richard Ellis' September 2001 appraisal, as well as changes in the real estate market since CB Richard Ellis' September 2001 appraisal; and

        o performed various analyses using publicly available information to independently corroborate the reasonableness of certain of the assumptions and conclusions set forth in CB Richard Ellis' September 2001 appraisal and changes to the real estate market since CB Richard Ellis' September 2001 appraisal.

        Specifically, Houlihan Lokey reviewed the following assumptions and conclusions set forth in CB Richard Ellis' September 2001 appraisal report:

        o estimated stabilized net operating income of approximately $4.2 million;

        o the capitalization rate of 7.5 percent applied to net operating income; and

        o  the decline in appraised value between December 2000 and September
           2001.

        In addition, Houlihan Lokey considered any changes to the real estate market in which the partnership's properties are located since CB Richard Ellis' September 2001 appraisal.

        In determining the reasonableness of the assumptions and conclusions detailed above, Houlihan Lokey considered the following:

        o the historical operating results of the properties, including the most recent results for the month ended December 31, 2001;

        o current market rental and occupancy rates for the partnership's properties;

        o projected future lease expirations (or rollover) of the partnership's properties;

        o the general condition and estimated replacement costs of certain equipment and fixtures in the partnership's properties; and

        o certain publicly-available market information regarding real estate properties similar in type and location to the partnership's properties.

        Market/Comparable Public Company Approach. Houlihan Lokey reviewed financial information of certain publicly traded companies that are comparable to Prometheus Income Partners. The comparable companies consisted of residential real estate investment trusts selected solely by Houlihan Lokey including:

        o      AMLI Residential Properties Trust,
        o      Associated Estate Realty Corporation,
        o      BRE Properties, Inc.,
        o      Camden Property Trust,
        o      Mid-America Apartment Communities, Inc.,
        o      Post Properties, Inc.,
        o      Summit Properties, Inc., and
        o      Town & Country Trust (collectively, the Comparables).

        In utilizing the market/comparable public company approach, Houlihan Lokey considered those publicly owned companies with operations it deemed to be most similar to those of Prometheus Income Partners. However, no company used in the market/comparable public company approach is identical to Prometheus Income Partners.

        Houlihan Lokey's search for such companies included reviews of various publicly-available records containing financial and operating information on actively traded public companies. In establishing the search parameters, four basic criteria had to be met:

        o the company's operations had to consist primarily in the ownership and management of multi-family real estate properties,

        o the company's common stock had to be outstanding in the hands of the public,

        o the trading market of the company had to be relatively active to obtain true investor sentiment, and

        o  the company had to make its financial information public.

        After reviewing numerous companies fitting the general criteria described above, Houlihan Lokey selected eight (8) companies considered to be most comparable to Prometheus Income Partners. In selecting these companies, consideration was given to various factors including, but not limited to, the size of the companies, including the number of properties operated, the geographic location of the properties and class/quality of the properties.

        Houlihan Lokey calculated certain financial ratios of the Comparables based on the most recent publicly available information. The analysis indicated, among other things, that the ratio (the Capitalization Rate) of net operating income (NOI) to enterprise value exhibited by the Comparables ranged from (i) a low of 7.3% to a high of 9.8% based on the latest twelve months financial results, and (ii) a low of 7.4% to a high of 8.8% based on the projected next fiscal year financial results.

        Houlihan Lokey derived enterprise value indications for Prometheus Income Partners by applying selected Capitalization Rates, ranging from 8.5% to 10.5%, to estimates of the partnership's representative NOI, ranging from approximately $3.6 million to $5.0 million.

        In determining the appropriate Capitalization Rates, Houlihan Lokey considered the capitalization rates of similar publicly-traded companies as well as other factors. Certain of this information considered in connection with the rendering of the March 6, 2002 opinion is summarized below:

---------------------------------------------------------------------------------------------------
                                                       Size /
  Comparable Company    Capitalization   Dividend    Number of         Geographic        Class /
  ------------------         Rate         Yield      Properties         Emphasis         Quality
                             ----         -----      ----------         --------         -------
---------------------------------------------------------------------------------------------------
Amli Residential             7.6%         7.8%        75 Owned         Southeast,        Upscale
                                                                       Southwest,
Properties                                          28,992 Units      Midwest and
                                                                    Mountain Regions
---------------------------------------------------------------------------------------------------
Associated Estate            9.8%         10.8%       129 Owned     14 States across       NA
Realty                                               77 Managed          the US
---------------------------------------------------------------------------------------------------
                                                                   California, Utah,
                                                      72 Owned      Arizona, Oregon,
BRE Properties               7.3%         6.3%      20,267 Units     Washington and    High-Quality
                                                      3 Managed         Colorado
---------------------------------------------------------------------------------------------------
                                                                       Southeast,
                                                      147 Owned        Southwest,       Middle to
Camden Property Trust        8.8%         6.9%      52,590 Units      Midwest and      Upper Class
                                                                    Western Regions
---------------------------------------------------------------------------------------------------
Mid-America Apartment        8.6%         8.8%        124 Owned     Southeastern US     Middle to
Communities                                         33,778 Units       and Texas       Upper Class
---------------------------------------------------------------------------------------------------
                                                      93 Owned
Post Properties              8.4%         9.3%       Over 33,000    Southeastern and     Upscale
                                                        Units       Southwestern US
---------------------------------------------------------------------------------------------------
Summit Properties            8.2%         7.9%        64 Owned      Mid-Atlantic and       NA
                                                    18,706 Units   Southeast Regions
---------------------------------------------------------------------------------------------------
Town & Country Trust         9.7%         8.0%        42 Owned      Mid-Atlantic and     Upscale
                                                    15,237 Units   Southeast Regions
---------------------------------------------------------------------------------------------------

        The partnership's representative NOI was estimated based on discussion with members of senior management of the general partner, review of the partnership's historical financial results, consideration of current market trends, and review of CB Richard Ellis' September 2001 appraisal. Consideration was given to the level of current rents achieved by the properties, the expenses associated with operating the properties, and the general location and quality of the properties.

        Based on the calculations described above, Houlihan Lokey calculated indications of the range of enterprise values between $38.0 million and $59.3 million.

        Direct Capitalization Approach. Houlihan Lokey derived an indication of the enterprise value for Prometheus Income Partners by applying capitalization rates to estimates of the partnership's representative NOI. Houlihan Lokey utilized publicly available information regarding capitalization rates exhibited in transactions involving assets similar in type and location to the properties. Such information was provided by Market Monitor, a publication that compiles pricing information for transactions involving real estate assets in major metropolitan areas, including San Jose, California. Certain of this information utilized by Houlihan Lokey in connection with the March 6, 2002 opinion is summarized as follows:

                                              Average Capitalization Rate
                                              ---------------------------
Class A San Jose Apartment Market                        8.0%
Class B San Jose Apartment Market                        7.6%
Class A San Francisco Apartment Market                   8.5%
Class B San Francisco Apartment Market                   8.0%
Class A Oakland Apartment Market                         8.2%
Class B Oakland Apartment Market                         8.8%
-------------------------------------------------------------------------
               Source: Market Monitor, Third Quarter 2001

        Houlihan Lokey selected capitalization rates for the properties in the range of 8.0% to 8.5% based on the observed capitalization rates above, as well as other factors, including the quality and location of the properties. By applying selected capitalization rates of 8.0% to 8.5% to the estimated representative NOI, ranging from approximately $3.6 million to $5.0 million, of the properties, as discussed above, Houlihan Lokey calculated an enterprise value indication of the partnership to be in the range of $42.5 million to $63.0 million.

        Discount to Net Asset Value Approach. Houlihan Lokey also considered that the Comparables have enterprise values (measured as the total market value of equity plus preferred stock and debt) that reflect a discount (or premium) to their underlying net asset value. This discount (or premium) tends to reflect the difference between the value perceived by investors in owning assets directly on the one hand and the value of owning the securities issued by the Comparables on the other hand. Houlihan Lokey derived an indication of enterprise value for Prometheus Income Partners by applying the range of discounts (or premiums) exhibited by the Comparables to the estimated net asset value of the partnership's properties. In applying this approach, Houlihan Lokey reviewed publicly available information which indicated that the Comparables currently tend to trade at a discount to net asset value. The median discount of the Comparables was -4%. The observed range of discounts and premiums was observed to be as low as -16% (discount to net asset value) and as high as +16% (premium to net asset value). Houlihan Lokey then applied this range of observed discounts/premiums to the value indicated in CB Richard Ellis' September 2001 appraisal, which Houlihan Lokey used as a proxy for net asset value. Based upon the selected range of discounts to net asset value, Houlihan Lokey calculated an indication of enterprise value for the partnership to be $47.3 million to $65.3 million. Certain of this information is summarized as follows:

---------------------------------------------------------------------------------------------------
   Comparable          Capital-              Premium /      Size /
    Company            ization    Dividend   Discount to   Number of     Geographic     Class/
                        Rate       Yield        NAV        Properties     Emphasis      Quality
                        ----       -----        ---        ----------     --------      -------
---------------------------------------------------------------------------------------------------
Amli Residential        7.6%       7.8%        -6.5%        75 Owned     Southeast,     Upscale
                                                                         Southwest,
                                                                         Midwest and
Properties                                                28,992 Units    Mountain
                                                                           Regions
---------------------------------------------------------------------------------------------------
Associated Estate       9.8%       10.8%       -12.9%      129 Owned      14 States        NA
Realty                                                     77 Managed   across the US
---------------------------------------------------------------------------------------------------
                                                                         California,
                                                                            Utah,
                                                            72 Owned      Arizona,
BRE Properties          7.3%       6.3%        -4.3%      20,267 Units     Oregon,     High-Quality
                                                           3 Managed     Washing-ton
                                                                        and Colorado
---------------------------------------------------------------------------------------------------
                                                                         Southeast,
                                                                         Southwest,    Middle to
Camden Property         8.8%       6.9%        -4.0%       147 Owned     Midwest and   Upper
Trust                                                     52,590 Units     Western       Class
                                                                           Regions
---------------------------------------------------------------------------------------------------
Mid-America                                                                            Middle to
Apartment               8.6%       8.8%         2.4%       124 Owned    South-eastern  Upper
Communities                                               33,778 Units  US and Texas     Class
---------------------------------------------------------------------------------------------------
                                                                        South-eastern
                                                            93 Owned         and
Post Properties         8.4%       9.3%        -15.9%     Over 33,000   South-western   Upscale
                                                             Units           US
---------------------------------------------------------------------------------------------------
                                                                        Mid-Atlantic
                                                            64 Owned         and
Summit Properties       8.2%       7.9%        -8.7%      18,706 Units    Southeast        NA
                                                                           Regions
---------------------------------------------------------------------------------------------------
Town & Country          9.7%       8.0%        16.3%        42 Owned    Mid-Atlantic    Upscale
                                                          15,237 Units       and
Trust                                                                     Southeast
                                                                           Regions
---------------------------------------------------------------------------------------------------

        Enterprise Value Range Determination. Houlihan Lokey considered the ranges indicated by each approach described above in its effort to determine an appropriate range of enterprise value for Prometheus Income Partners. Houlihan Lokey made qualitative judgments as to the significance of each approach and placed significant weight on the Appraised Value Approach. Houlihan Lokey also observed that the other three approaches indicated ranges of enterprise value that encompassed the range indicated by the Appraised Value Approach. Houlihan Lokey also distinguished the Appraised Value Approach in that it focused on the actual partnership properties while the other three approaches focused on Comparables that Houlihan Lokey deemed to be most similar (but not identical) to Prometheus Income Partners. Based on the analyses and factors described above (including Houlihan Lokey's qualitative judgment), Houlihan Lokey then determined that the enterprise value of Prometheus Income Partners to be reasonably stated in the range of $53.4 million to $56.2 million, which is consistent with the conclusions reached in CB Richard Ellis' September 2001 appraisal and changes to the real estate market through the date of its fairness opinion since that appraisal was prepared.

        Adjustments to Determine Amount Available For Distribution to Limited Partners. After determining Prometheus Income Partners' range of enterprise values from $53.4 million to $56.2 million, Houlihan Lokey considered certain liabilities and other assets of Prometheus Income Partners and, therefore, made the following adjustments to determine the amounts that would have been available for distribution to the limited partners:

        o estimated transaction expenses that would be associated with selling the properties (estimated to be approximately $1.07 to $1.12 million based upon a 2.0% sales commission, which, based upon various market studies such as Korpaz, Houlihan Lokey determined to be reasonable);

        o  current mortgage debt outstanding ($25.55 million);

        o mortgage prepayment penalty to be paid by the partnership resulting from payment of the mortgage on the properties which is a condition to the completion of the merger ($3.39 million);

        o an estimated cost of $3.08 million resulting from the shortfall between a current estimate prepared by the partnership's management needed for repair of the construction defects ($13.9 million, consisting of direct repair costs and additional related items including rent concessions and lost rents) and proceeds relating to the settlement of litigation regarding such construction defects ($10.85 million) based on a representation from partnership management that it intends to correct the construction defects in a timely manner and, barring unforeseen circumstances, it anticipates that the costs to be incurred will be commensurate, in the aggregate, with its estimate;

        o certain disposition fees payable to the general partner as provided for in the Partnership Agreement ($0.53 to $0.56 million); and

        o certain cash and cash equivalents at December 31, 2001 in the amount of $9.89 million (which excludes any monies received in connection with the settlement of the construction defects claim).

        These adjustments result in a range of net values from $29.66 to $32.38 million, or $1,561 to $1,705 per partnership unit. Houlihan Lokey noted that the general partner, in determining the price to offer the limited partners in connection with the merger, considered the CB Richard Ellis appraised value for the Partnership's properties and adjusted for the items set forth above as well as certain costs associated with deferred maintenance at the properties (approximately $3.1 million). Though Houlihan Lokey considered such deferred maintenance expenses, based upon its due diligence Houlihan Lokey considered that there is uncertainty associated with the amount that will actually be paid by Prometheus Income Partners in connection with the deferred maintenance. Houlihan Lokey also considered the net costs that are likely to result from the difference between the amount that the partnership will receive in settlement of the construction defects litigation and the actual cost to the partnership of correcting the construction defects. Such net costs amount to $3.1 million (as set forth in the aforementioned adjustments), which Houlihan Lokey believes the partnership will absorb in connection with repairing the construction defects. As set forth above, based upon consideration of all of the aforementioned adjustments to enterprise value, Houlihan Lokey concluded that the proceeds available to the limited partners would have been in the range of $1,561 and $1,705 per unit.

        Based on the above analyses and consideration of the contemplated payment, in cash, of $1,714 per limited partnership unit, on March 6, 2002 Houlihan Lokey determined that the consideration previously proposed to be received by the limited partners (other than those affiliated with PIP Partners) in connection with the merger would have been fair to such limited partners, from a financial point of view.

May 22, 2002 Fairness Opinion Analyses

        Appraised Value Approach. In connection with the rendering of its May 22, 2002 opinion, Houlihan Lokey undertook the same steps and performed the same analysis in connection with this approach as it had in connection with the rendering of its March 6, 2002 opinion. These steps included considering the historical operating results of the partnership's properties through the month ended March 31, 2002. In connection with the rendering of its May 22, 2002 fairness opinion, Houlihan Lokey calculated an enterprise value of the partnership under this approach in the range of 95% to 100% of the appraised value of the properties in CB Richard Ellis' September 2001 appraisal, or in the range of $53.4 million to $56.2 million.

        Market/Comparable Public Company Approach. In connection with the rendering of its May 22, 2002 opinion, Houlihan Lokey calculated certain financial ratios of the Comparables based on the then most recent publicly available information. The analysis indicated, among other things, that the ratio (the Capitalization Rate) of net operating income (NOI) to enterprise value exhibited by the Comparables ranged from (i) a low of 7.6% to a high of 10.6% based on the latest twelve months financial results, and (ii) a low of 6.9% to a high of 7.8% based on the projected next fiscal year financial results.

        Houlihan Lokey derived enterprise value indications for Prometheus Income Partners by applying selected Capitalization Rates, ranging from 8.5% to 10.5%, to estimates of the partnership's representative NOI, ranging from approximately $4.0 million to $5.1 million.

        In determining the appropriate Capitalization Rates, Houlihan Lokey considered the capitalization rates of similar publicly-traded companies as well as other factors. Certain of this information considered in connection with the rendering of the May 22, 2002 opinion is summarized below:

---------------------------------------------------------------------------------------------------------
  Comparable Company    LTM Capitaliza-      Dividend
                           tion Rate          Yield       Size / Number       Geographic       Class /
                                                          of Properties        Emphasis        Quality
---------------------------------------------------------------------------------------------------------
Amli Residential               NA              7.2%          78 Owned         Southeast,       Upscale
                                                                              Southwest,
Properties                                                 30,195 Units       Midwest and
                                                                           Mountain Regions
---------------------------------------------------------------------------------------------------------
Associated Estate             10.6%            9.8%          128 Owned     14 States across       NA
Realty                                                                          the US
---------------------------------------------------------------------------------------------------------
                                                                              California,
                                                                            Utah, Arizona,
BRE Properties                7.6%             5.8%          72 Owned           Oregon,      High-Quality
                                                           20,419 Units     Washington and
                                                                               Colorado
---------------------------------------------------------------------------------------------------------
                                                                              Southeast,
                                                             147 Owned        Southwest,      Middle to
Camden Property Trust         9.3%             6.3%        52,147 Units       Midwest and       Upper
                                                                            Western Regions     Class
---------------------------------------------------------------------------------------------------------
                                                                                              Middle to
Mid-America Apartment         9.2%             8.7%          112 Owned      Southeastern US     Upper
Communities                                                33,618 Units        and Texas        Class
---------------------------------------------------------------------------------------------------------
Post Properties               9.2%             8.9%          87 Owned      Southeastern and    Upscale
                                                            30,062Units     Southwestern US
---------------------------------------------------------------------------------------------------------
Summit Properties             9.4%             7.4%          59 Owned      Mid-Atlantic and       NA
                                                           18,260 Units    Southeast Regions
---------------------------------------------------------------------------------------------------------
Town & Country Trust          9.8%             7.8%          42 Owned      Mid-Atlantic and    Upscale
                                                           15,237 Units    Southeast Regions
---------------------------------------------------------------------------------------------------------

        The partnership's representative NOI was estimated based on further discussion with members of senior management of the general partner, further review of the partnership's historical financial results, consideration of current market trends, and further review of CB Richard Ellis' September 2001 appraisal. Again, consideration was given to the level of current rents achieved by the properties, the expenses associated with operating the properties, and the general location and quality of the properties.

        Based on the calculations described above, Houlihan Lokey calculated indications of the range of enterprise values between $37.7 million and $59.6 million.

         Direct Capitalization Approach. Houlihan Lokey derived an indication of the enterprise value for Prometheus Income Partners by applying capitalization rates to estimates of the partnership's representative NOI. Again, Houlihan Lokey utilized information provided by Market Monitor regarding capitalization rates exhibited in transactions involving assets similar in type and location to the properties. Certain of this information utilized by Houlihan Lokey in connection with the May 22, 2002 opinion is summarized as follows:

                                                     Average Capitalization Rate
            Class A San Jose Apartment Market                   8.1%
            Class B San Jose Apartment Market                   7.8%
            Class A San Francisco Apartment Market              8.7%
            Class B San Francisco Apartment Market              8.0%
            Class A Oakland Apartment Market                    8.1%
            Class B Oakland Apartment Market                    8.9%
         ----------------------------------------------------------------------
                   Source: Market Monitor, Fourth Quarter 2001

     By applying selected capitalization rates of 8.0% to 8.5% to the estimated representative NOI of the properties, as discussed above, Houlihan Lokey calculated an enterprise value indication of the partnership to be in the range of $46.6 million to $63.4 million.

     Discount to Net Asset Value Approach. Houlihan Lokey again derived an indication of enterprise value for Prometheus Income Partners by applying the range of discounts (or premiums) exhibited by the Comparables to the estimated net asset value of the partnership's properties. In applying this approach in connection with the rendering of its May 22, 2002 opinion, Houlihan Lokey reviewed publicly available information which indicated that the Comparables currently tend to trade at a discount to net asset value. The median premium of the Comparables was 3.2%. The observed range of discounts and premiums was observed to be as low as -8% (discount to net asset value) and as high as +19% (premium to net asset value). Houlihan Lokey then applied this range of observed discounts/premiums to the value indicated in CB Richard Ellis' September 2001 appraisal, which Houlihan Lokey used as a proxy for net asset value. Based upon the selected range of discounts to net asset value, Houlihan Lokey calculated an indication of enterprise value for the partnership to be $51.8 million to $67.0 million. Certain of this information is summarized as follows:


------------------------------------------------------------------------------------------------------------------------------------
                              LTM
                         Capitalization    Dividend       Premium /       Size / Number                           Class /
  Comparable Company          Rate           Yield      Discount to NAV   of Properties    Geographic Emphasis    Quality
  ------------------          ----           -----      ---------------   -------------    -------------------    -------
------------------------------------------------------------------------------------------------------------------------------------
Amli Residential               NA             7.2%           1.1%            78 Owned          Southeast,
Properties                                                                 30,195 Units    Southwest, Midwest       Upscale
                                                                                              and Mountain
                                                                                                 Regions
------------------------------------------------------------------------------------------------------------------------------------
Associated Estate             10.6%           9.8%           -4.0%          128 Owned       14 States across          NA
Realty                                                                                           the US
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            California, Utah,
                                                                             72 Owned       Arizona, Oregon,
BRE Properties                7.6%            5.8%           7.8%          20,419 Units      Washington and       High-Quality
                                                                                                Colorado
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Southeast,
Camden Property Trust         9.3%            6.3%           9.9%           147 Owned      Southwest, Midwest      Middle to
                                                                           52,147 Units    and Western Regions    Upper Class
------------------------------------------------------------------------------------------------------------------------------------
Mid-America Apartment         9.2%            8.7%           4.2%           112 Owned        Southeastern US       Middle to
Communities                                                                33,618 Units         and Texas         Upper Class
------------------------------------------------------------------------------------------------------------------------------------
Post Properties               9.2%            8.9%           -7.8%           87 Owned       Southeastern and        Upscale
                                                                           30,062Units       Southwestern US
------------------------------------------------------------------------------------------------------------------------------------
Summit Properties             9.4%            7.4%           2.2%            59 Owned       Mid-Atlantic and          NA
                                                                           18,260 Units     Southeast Regions
------------------------------------------------------------------------------------------------------------------------------------
Town & Country Trust          9.8%            7.8%           19.2%           42 Owned       Mid-Atlantic and        Upscale
                                                                           15,237 Units     Southeast Regions
------------------------------------------------------------------------------------------------------------------------------------

     Enterprise Value Range Determination. Houlihan Lokey considered the ranges indicated by each approach described above in its effort to determine an appropriate range of enterprise value for Prometheus Income Partners at May 22, 2002. Houlihan Lokey made qualitative judgments as to the significance of each approach and placed significant weight on the Appraised Value Approach. Houlihan Lokey also observed that the other three approaches indicated ranges of enterprise value that encompassed the range indicated by the Appraised Value Approach. Houlihan Lokey also distinguished the Appraised Value Approach in that it focused on the actual partnership properties while the other three approaches focused on Comparables that Houlihan Lokey deemed to be most similar (but not identical) to Prometheus Income Partners. Based on the analyses and factors described above (including Houlihan Lokey's qualitative judgment), Houlihan Lokey then determined that the enterprise value of Prometheus Income Partners to be reasonably stated in the range of $53.4 million to $56.2 million, which is consistent with the conclusions reached in CB Richard Ellis' September 2001 appraisal and changes to the real estate market through the date of its fairness opinion since that appraisal was prepared.

     Adjustments to Determine Amount Available For Distribution to Limited Partners. After determining Prometheus Income Partners' range of enterprise values from $53.4 million to $56.2 million, Houlihan Lokey considered certain liabilities and other assets of Prometheus Income Partners and, therefore, made the following adjustments to determine the amounts available for distribution to the limited partners:

     o estimated transaction expenses that would be associated with selling the properties (estimated to be approximately $1.07 to $1.12 million based upon a 2.0% sales commission, which, based upon various market studies such as Korpaz, Houlihan Lokey determined to be reasonable);

     o   current mortgage debt outstanding ($25.46 million);

     o mortgage prepayment penalty to be paid by the partnership resulting from payment of the mortgage on the properties which is a condition to the completion of the merger ($3.39 million);

     o an estimated cost of $3.08 million resulting from the shortfall between a current estimate prepared by the partnership's management needed for repair of the construction defects ($13.9 million, consisting of direct repair costs and additional related items including rent concessions and lost rents) and proceeds relating to the settlement of litigation regarding such construction defects ($10.85 million) based on a representation from partnership management that it intends to correct the construction defects in a timely manner and, barring unforeseen circumstances, it anticipates that the costs to be incurred will be commensurate, in the aggregate, with its estimate;

     o certain disposition fees payable to the general partner as provided for in the Partnership Agreement ($0.53 to $0.56 million); and

     o certain cash and cash equivalents at March 31, 2002 in the amount of $10.22 million (which excludes any monies received in connection with the settlement of the construction defects claim).

     These adjustments result in a range of net values from $30.07 to $32.80 million, or $1,583 to $1,727 per partnership unit. Houlihan Lokey noted that the general partner, in determining the price to offer the limited partners in connection with the merger, considered the CB Richard Ellis appraised value for the Partnership's properties and adjusted for the items set forth above as well as certain costs associated with deferred maintenance at the properties (approximately $3.1 million). Though Houlihan Lokey considered such deferred maintenance expenses, based upon its due diligence Houlihan Lokey considered that there is uncertainty associated with the amount that will actually be paid by Prometheus Income Partners in connection with the deferred maintenance. Houlihan Lokey also considered the net costs that are likely to result from the difference between the amount that the partnership will receive in settlement of the construction defects litigation and the actual cost to the partnership of correcting the construction defects. Such net costs amount to $3.1 million (as set forth in the aforementioned adjustments), which Houlihan Lokey believes the partnership will absorb in connection with repairing the construction defects. As set forth above, based upon consideration of all of the aforementioned adjustments to enterprise value, Houlihan Lokey concluded that the proceeds available to the limited partners are in the range of $1,583 and $1,727 per unit.

                                   CONCLUSION

     Based on the above analyses and consideration of the contemplated payment, in cash, of $1,736 per limited partnership unit, Houlihan Lokey determined that the consideration to be received by the limited partners (other than those affiliated with PIP Partners) in connection with the merger is fair to such limited partners, from a financial point of view.

     In arriving at its fairness opinions, Houlihan Lokey reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's opinions are respectively based on the business, economic, market and other conditions as they existed as of March 6, 2002 and as of May 22, 2002, respectively. In rendering its opinions, Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided orally or in writing to Houlihan Lokey by the general partner (including, but not limited to, the representation letters described above) were reasonably prepared and reflect the best currently available estimates of the financial results and condition of the partnership, and that no material changes occurred in the information reviewed between the date the information was provided and the date of the respective Houlihan Lokey opinion. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to the partnership (including, but not limited to, the representation letters described above) and does not assume responsibility for it. Houlihan Lokey did not make any independent appraisal of the properties or other assets of the partnership. Houlihan Lokey considered, but did not rely on, the appraisals of CB Richard Ellis in reaching its conclusions.

     The summary set forth above describes the material points of more detailed analyses performed by Houlihan Lokey in arriving at its fairness opinions. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinions, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Houlihan Lokey's fairness opinions. In its analyses, Houlihan Lokey made numerous assumptions with respect to the partnership, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of the partnership are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

                     ADDITIONAL INFORMATION CONCERNING UNITS

     As of the date hereof, there were 18,995 units outstanding and 920 holders of record of those units.

     Except as described below, privately negotiated sales and sales through intermediaries currently are the only means available to a limited partner to liquidate an investment in units because the units are not listed or traded on any exchange or quoted on any NASDAQ list or system. High and low sales prices of units may be obtained through certain entities such as Partnership Profiles, Inc., an independent, third-party source which reports this type of information; however, the gross sales prices reported by Partnership Profiles, Inc. do not necessarily reflect the net sales proceeds received by sellers of units, which typically are reduced by commissions and other secondary market transaction costs to amounts less than the reported prices.

     The table below sets forth the high and low sales prices from April 1998 through March 2002 for all sales of units as reported to Prometheus Development Co. on a quarterly basis (other than pursuant to the tender offers described above under the caption "Recent Tender Offers" and the purchase by PIP Partners in June 2000 of 1487.5 units from an unaffiliated party for $1,200 per unit):

                                                     Trading Prices
             Period                Amount          High          Low
             ------                ------          ----          ---
        1998   2nd Quarter         50 units        $495          $495
               3rd Quarter         116 units       $505          $450
               4th Quarter         No Trades         -             -

        1999   1st Quarter         85 units        $601          $500
               2nd Quarter         79 units        $503          $500
               3rd Quarter         20 units        $530          $503
               4th Quarter         131 units       $530          $530

        2000   1st Quarter         100 units       $550          $550
               2nd Quarter         60 units        $525          $525
               3rd Quarter         No Trades         -             -
               4th Quarter         No Trades         -             -

        2001   1st Quarter         No Trades         -             -
               2nd Quarter         8 units         $561          $561
               3rd Quarter         No Trades         -             -
               4th Quarter         No Trades         -             -

        2002   1st Quarter         70 units        $628          $628

         The table below sets forth the number of units purchased and the prices paid by PIP Partners from April 1998 through March 2002 (other than pursuant to the tender offers described above under the caption "Recent Tender Offers"):

             Period                Amount          Price
             ------                ------          -----
        1998   2nd Quarter         50 units        $495
               3rd Quarter         96 units        $495
               4th Quarter         No Trades         -

        1999   1st Quarter         55 units        $503
               2nd Quarter         29 units        $503
               3rd Quarter         10 units        $503
               4th Quarter         131 units       $530

        2000   1st Quarter         100 units       $550
               2nd Quarter         60 units        $525
                                   1487.5 units    $1,200*
               3rd Quarter         No Trades         -
               4th Quarter         No Trades         -

        2001   1stQuarter          No Trades         -
               2nd Quarter         No Trades         -
               3rdQuarter          No Trades         -
               4th Quarter         No Trades         -

        2002   1st Quarter         No Trades         -

*acquired in privately-negotiated purchase from an unaffiliated third party

     The units currently are registered under Section 12(g) of the Securities Exchange Act, which means, among other things, that Prometheus Income Partners is required to file periodic reports with the Securities and Exchange Commission and to comply with the Commission's proxy rules. The parties expect that the consummation of the merger will cause the units to cease to be registered under
Section 12(g)(4) of the Securities Exchange Act because the units will be held by fewer than 300 persons.

     Principal Holders of Units

     As of the date hereof, PIP Partners held 18.2% of the outstanding units, or 3,451 units. 99% of the member interests of PIP Partners are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn B. Safier, the Diller's daughter. No other units were beneficially held by Prometheus Development Co., Prometheus Income Partners, PIP Partners, PIP Acquisition, or any officers, directors, employees and affiliates of Prometheus Development Co., Prometheus Income Partners, PIP Partners or PIP Acquisition. No other person was known to Prometheus Development Co. to own beneficially 5% or more of the outstanding units.

     Other than the past contacts, transactions and negotiations described in this Proxy Statement, no contacts, transactions or negotiations concerning a merger, consolidation, acquisition, tender offer or other acquisition of units, election of directors or sale or other transfer of a material amount of assets of Prometheus Income Partners which are known by Prometheus

Income Partners to have been entered into or to have occurred in the past two years between any affiliates of Prometheus Income Partners or between Prometheus Income Partners or any of its affiliates and any person who is not affiliated with Prometheus Income Partners and who would have a direct interest in those matters.

     Contracts, Arrangements and Understandings

     Except for the merger agreement and the partnership agreement, none of Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or PIP Partners or any of the named persons, has any arrangement, contract, relationship or understanding with any person with respect to any units, including any arrangement, contract, relationship or understanding concerning the transfer or the voting of any units, any joint venture, any loan or option arrangement, any put or call, any guarantee of a loan, any guarantee against loss, or any giving or withholding of any authorization, consent or proxy.

     Plans or Proposals

     Except as generally described in this Proxy Statement, none of Prometheus Income Partners, Prometheus Development Co., PIP Partners, PIP Acquisition, or any of the natural persons named in this document, has any plan or proposal regarding any action or transaction which is to occur after the transaction to which this Proxy Statement relates and which relates to or would result in any extraordinary corporate transaction involving Prometheus Income Partners, any sale or transfer of a material amount of Prometheus Income Partners' assets, any change in Prometheus Income Partners' management, any material change in Prometheus Income Partners' present distribution rate or policy or indebtedness or capitalization, or any other material change in Prometheus Income Partners' structure or business.

         CERTAIN FINANCIAL PROJECTIONS AND VALUATIONS OF THE PARTNERSHIP

     Prometheus Income Partners does not as a matter of course publicly disclose internal budgets, valuations, plans, estimates, forecasts or projections as to future revenues, earnings or other financial information. The projected financial data set forth below reflect information which was contained in projections prepared by Prometheus Development Co. These projections were based upon a variety of estimates and assumptions; the material ones are set forth below. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions and future business decisions which may not be realized and are inherently subject to significant business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners. While Prometheus Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income Partners, Prometheus Development Co. or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

     Historical and projected financial performance of the partnership are substantially dependent on occupancy rates and rental rates. In recent years, the partnership's properties have had occupancy rates of approximately 99%. Since December 31, 2000, the partnership has experienced decreases in occupancy and rental rates in both of its properties. There can be no assurance that prior levels in these rates will reoccur, that current occupancy rates will be maintained or that growth rates will not decrease or increase in the future. In fact, occupancy rates have declined for Alderwood to 96% and for Timberleaf to 95% as of each of December 31, 2001 and March 31, 2002, although in each case these rates reflect an increase of approximately 2% over the occupancy rates for these properties at September 30, 2001.

     Except as required by law, Prometheus Income Partners does not intend to update or otherwise revise any of the projections set forth below. The information set forth below should be read together with the information contained in Prometheus Income Partners' Annual Report on Form 10-K/A for the year ended December 31, 2001, which are being mailed with this Proxy Statement to all limited partners, and the other information included or incorporated by reference in this Proxy Statement.

     The financial information for 2001 and 2000 is provided for comparison purposes only. All numbers are in thousands of dollars, and are unaudited.


                                                 2002 Estimate         2001         2000
                                                 -------------         -----        ----
        Total Revenues                              $ 7,129          $ 7,871      $ 7,247
        Total Operating Expenses                      4,838            5,282        4,838
                                                      -----            -----        -----
        Net Income                                  $ 2,291          $ 2,589      $ 2,409
                                                      =====          =======        =====
        Net Cash Flow                               $ 2,705          $ 1,064      $ 2,324
        Beginning Cash (Including Restricted
        Cash, but Excluding Net Settlement
        Proceeds)                                     9,888            8,824        6,500
                                                      -----            -----        -----
        Ending Cash (Including Restricted Cash,
        but Excluding Net Settlement Proceeds)     $ 12,593          $ 9,888      $ 8,824
                                                     ======            =====      =======

     While the general partner has not updated the foregoing estimates for fiscal 2002, based on operating results for the year ended December 31, 2001 and the quarter ended March 31, 2002, actual total revenues, net income, net cash flow and ending cash for fiscal 2002 may be less than projected, and total operating expenses may increase, principally due to decreased occupancy and rental rates and increased marketing costs attributable thereto. As of the date hereof, the general partner is unable to quantify any of these possible variations.

                         RELATED SECURITYHOLDER MATTERS

     Because the merger may be considered a "going private" transaction, Prometheus Income Partners, PIP Partners, PromHill, Inc., Prometheus Development Co., Sanford N. Diller And Helen P. Diller as Trustees of The DNS Trust, Helen
P. Diller and Sanford N. Diller have filed a

Schedule 13E-3 with the SEC with respect to the transaction. Therefore, each of them has been included as a filing person on this Schedule 13E-3. The Schedule 13E-3 requires the persons filing the Schedule 13E-3 to furnish certain additional information with respect to transactions of the filing persons involving Prometheus Income Partners or the units.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement and the documents incorporated by reference contain certain forward-looking statements regarding the operations and business of Prometheus Income Partners. Statements in this document that are not historical facts are "forward-looking statements." These forward-looking statements include those relating to:

     o   Prometheus Income Partners' future business prospects;

     o   possible acquisitions; and

     o projected revenues, working capital, liquidity, capital needs, interest costs and income.

     The words "estimate," "project," "intend," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Proxy Statement. Wherever they occur in this Proxy Statement or in other statements attributable to Prometheus Income Partners, Prometheus Development Co., forward-looking statements are necessarily estimates reflecting best judgments. However, these statements still involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Proxy Statement and other factors set forth from time to time in Prometheus Income Partners' reports and other information filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Prometheus Income Partners disclaims any intent or obligation to update forward-looking statements, except as required by law. Moreover, Prometheus Income Partners, through senior management of Prometheus Development Co. may from time to time make forward-looking statements about the matters described in this document or other matters concerning Prometheus Income Partners.

     Prometheus Income Partners does not as a matter of course make available any projections, forecasts, internal budgets, plans or estimates as to future performance, revenues, earnings or other financial information, and the forecasts set forth above are included in this proxy statement only because the forecasts contained in projections prepared by Prometheus Development Co. prior to or in the course of the inception of or in the course of this transaction. These forecasts were not prepared with a view to disclosure to any person or in compliance with Generally Accepted Accounting Principles or standards regarding projections and forecasts. These forecasts were prepared solely for internal use and are subjective in many respects and thus susceptible to various interpretations and periodic revision based on actual experience and business developments. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions, contingencies and future business decisions which may not be realized and are inherently subject to significant financial, market, business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners.

     While Prometheus Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. These projections were based upon a variety of estimates and assumptions, the material ones of which are set forth above. The forecast of 2002 performance was completed in October 2001. Due to the passage of time and changes in circumstances, many of the assumptions on which they were based may no longer be valid. It is expected that there will be differences between the actual and forecast results and that the actual results may be materially higher or lower than those projected. Inclusion of the foregoing forecasts should not be regarded as an indication that Prometheus Income Partners, PIP Acquisition, Prometheus Development Co. or PIP Partners considers it an accurate prediction of future events. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or PIP Partners or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

                            LIMITED PARTNER PROPOSALS

     If the merger of Prometheus Income Partners is consummated, there will be no limited partners of Prometheus Income Partners other than PIP Partners. If the transaction is not consummated with respect to Prometheus Income Partners, limited partners would continue to be entitled to participate in future meetings in accordance with the terms of the partnership agreement of Prometheus Income Partners. Other than the meeting scheduled to consider and vote on the merger proposal, there are no meetings scheduled, and Prometheus Development Co. cannot predict when, if ever, future meetings may be called. Meetings may be called upon notice by Prometheus Development Co. to the limited partners or by notice to Prometheus Development Co. by limited partners holding at least 10% of the outstanding units. Any proposals by limited partners intended to be presented at a meeting must be received by Prometheus Income Partners not less than 60 nor more than 90 days prior to this meeting, provided that, in the event that Prometheus Income Partners gives less than 10 days' notice or prior public disclosure of the date of the meeting, notice must be received by Prometheus Income Partners no later than the close of business on the tenth day following this notice or prior public disclosure. For a limited partner to bring other business before a meeting, timely notice must be received by Prometheus Income Partners within the time limits described above. This notice must include a description of the proposed business, the reasons therefore, and other specific matters. In each case, the notice must be given to Prometheus Income Partners at Prometheus Income Partners' principal address. Any limited partner desiring a copy of the partnership agreement of Prometheus Income Partners will be furnished a copy without charge upon written request to Prometheus Income Partners.

                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, Prometheus Income Partners files reports, proxy statements and other information with the Commission. You can read and copy these materials at the public reference facility maintained by the Commission at:

                  Room 1024
                  450 Fifth Street, N.W.
                  Washington, D.C.  20549.

     For further information concerning the Commission's public reference room, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

     Copies of the Schedule 13E-3 may be read and copied at the public reference facility maintained by the Commission, which facility is listed above, or may be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov." Copies of the Schedule 13E-3 and copies of the documents listed in above are also available for inspection and copying at the principal executive offices of Prometheus Income Partners during its regular business hours by any interested limited partner of Prometheus Income Partners or a representative of that limited partner who has been so designated in writing.

     You should rely only on the information contained in (or incorporated by reference into) this Proxy Statement in connection with your consideration of the merger proposal. Neither Prometheus Development Co. nor Prometheus Income Partners has authorized anyone to give any information different from the information contained in (or incorporated by reference into) this Proxy Statement. This Proxy Statement is dated June 13, 2002. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to limited partners shall not create any implication to the contrary.

                       ANNUAL REPORT AND QUARTERLY REPORT

Prometheus Income Partner's Annual Report on Form 10-K/A for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 are being mailed with this Proxy Statement to all limited partners.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below:

     o Annual Report on Form 10-K/A for the year ended December 31, 2001, including the financial statements set forth in that document;

     o Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, including the financial statements set forth in that document;

     o Current Report on Form 8-K dated February 15, 2002 and filed with the Commission on March 5, 2002.

     We will mail these filings within one business day to any person, including any beneficial owner, to whom this Proxy Statement is delivered, at no cost, upon written or oral request to 350 Bridge Parkway, Redwood City, California 94065-1517.

     All documents filed by us with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date hereof and before the date of our meeting are incorporated by reference into and will be a part of this proxy statement from the date of filing of these documents.

                                  OTHER MATTERS

     Prometheus Income Partners does not know of any matter other than those described in this Proxy Statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the units represented by those proxies in accordance with the judgment of Prometheus Development Co.

     Any copies of any written instructions, forms or other materials related to oral solicitations of proxies will be filed as exhibits to this document.

     Prometheus Development Co. has made no provision to grant limited partners unaffiliated with Prometheus Development Co. access to the corporate files of Prometheus Development Co., nor to provide counsel to any unaffiliated limited partners at Prometheus Development Co.'s expense.

                                   APPENDIX A

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

                     (This page intentionally left blank)

                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

            This Amended and Restated Agreement and Plan of Merger (this "Agreement") is entered into as of May 22, 2002, by and among Prometheus Income Partners, a California limited partnership (the "Partnership"), PIP Partners - General, LLC, a California limited liability company ("PIP General"), and PIP Acquisition, LLC, a California limited liability company and a wholly-owned subsidiary of PIP General ("Acquisition").

            WHEREAS, the parties desire to merge Acquisition with and into the Partnership (the "Merger") on the terms and conditions hereinafter set forth and in accordance with the provisions of Sections 15678.1-.9 of the California Revised Uniform Limited Partnership Act, as amended (the "Act") and Sections 17550-17556 of the Beverly-Killea Limited Liability Company Act (the "LLC Act");

            WHEREAS, Acquisition has been formed for such purpose.

            WHEREAS, the parties have entered into that certain Agreement and Plan of Merger dated as of March 6, 2002 (the "Original Agreement"); and

            WHEREAS, the parties have reviewed the financial statements of the Partnership as of and for the quarter ended March 31, 2002 and based thereupon wish to increase the merger consideration of $1,714 per limited partner unit provided for in the Original Agreement to $1,736 per unit.

            NOW THEREFORE, BE IT RESOLVED, that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, and the Original Agreement is hereby amended and restated in its entirety to read, as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

            Acquisition shall be merged with and into the Partnership in a statutory merger in accordance with the Act and the LLC Act on the terms and subject to the conditions set forth in this Agreement.


                                   ARTICLE II
                                EFFECT OF MERGER

            On the "Effective Date" (as defined below):




            (1)   Acquisition shall be merged with and into the Partnership;

            (2) the Partnership shall possess all the rights, privileges, immunities and franchises of Acquisition, and all property, real, personal and mixed, and debts due on whatever account, and every other interest belonging to or due to Acquisition (including, but not limited to, liability for any fees or franchise taxes due and owing to the Secretary of State of California as of the Effective Date) shall be deemed to be transferred to and vested in the Partnership, without further act, deed or transfer;

            (3) the Partnership shall thenceforth be responsible for and subject to all of the debts, liabilities and obligations of Acquisition in the same manner as if the Partnership had itself incurred them;

            (4) any claim, existing action, or proceeding pending by or against Acquisition may be prosecuted to judgment by the Partnership; and

            (5) neither the rights of creditors nor any liens upon the property of Acquisition shall be impaired by the Merger.

The "Effective Date" shall be the date following the satisfaction of the conditions set forth in Article VIII hereof on which a Certificate of Merger is filed with the Secretary of State of the State of California in accordance with the Act and the LLC Act, which date shall be not greater than twenty days following the approval of the Merger by the limited partners of the Partnership (the "Limited Partners").


                                   ARTICLE III
                    MANNER AND BASIS OF CONVERTING INTERESTS

            As of the Effective Date, by virtue of the Merger and without any action on the part of any party hereto:

            (1) Each limited partner interest in the Partnership (each, a "Unit") outstanding immediately prior to the Effective Date (other than any such Unit held by PIP General) shall be converted into and shall become the right to receive cash (without interest thereon) in an amount equal to $1,736.00 (the "Merger Consideration") upon surrender of a duly executed letter of transmittal by the holder of such Unit in form and substance reasonably satisfactory to PIP General. As of the Effective Date, each such Unit shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the holder of such Unit shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

            (2) As of the Effective Date, each member interest in Acquisition issued and outstanding as of the Effective Date shall be converted into one newly-issued Unit.


                                                                               2


                                   ARTICLE IV
                       CHARTER DOCUMENTS; GENERAL PARTNER

            (1) The Certificate of Limited Partnership and Second Amended and Restated Limited Partnership Agreement of the Partnership dated October 1, 1992 (the "Partnership Agreement"), each as in effect on the Effective Date, shall be the charter documents of the Partnership until duly amended or changed in accordance with the Partnership Agreement and the Act.

            (2) Subject to and in accordance with the Partnership Agreement, Prometheus Development Co., Inc. will continue as the general partner of the Partnership.


                                    ARTICLE V
                   PARTNERSHIP REPRESENTATIONS AND WARRANTIES

            The Partnership hereby represents and warrants that:

            (1) The Partnership has been duly organized and is existing as a limited partnership in good standing under the laws of the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

            (2) The Partnership has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by it of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action by the Partnership other than the approval of Limited Partners holding at least 50% of the issued and outstanding Units. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with the terms hereof.

            (3) Other than as follows, the execution, delivery and performance of this Agreement and the consummation of the transactions will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Partnership is a party or by which the Partnership or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of the Partnership or any legal requirement applicable to or binding upon the Partnership, (iii) result in the creation or imposition of any lien upon any property or asset of the Partnership, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained other than the


                                                                               3


consent of the Limited Partners and of The Prudential Insurance Company of America or (v) otherwise adversely affect the contractual or other legal rights or privileges of the Partnership:

                  (a) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Alderwood; and

                  (b) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Timberleaf.

            (4) Other than as follows, or as otherwise disclosed in this Agreement as of the date of this Agreement, the Partnership has good and marketable title to all of the Partnership's assets free and clear of all liens:

                  Mortgages and liens not yet due and payable, covenants, conditions and restrictions of record

            (5) Other than the hardboard siding litigation discussed in the Partnership's Annual Report on Form 10-K/A for the year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the period ended March 31, 2002, as of the date of this Agreement, neither the Partnership nor its assets is involved in material litigation.

            (6) The Partnership has received the opinion (the "Opinion") of Houlihan Lokey Howard & Zukin that the Merger Consideration is fair, from a financial point of view, to the Limited Partners other than PIP General and its affiliates.


                                   ARTICLE VI
                                 VOTING OF UNITS

            (1) The Partnership hereby covenants and represents that as promptly as practicable following the date hereof it shall hold a meeting (the "Meeting") of the Limited Partners at which the Limited Partners will have the opportunity to vote their Units for or against the transactions contemplated by this Agreement.

            (2) At the Meeting, PIP General hereby covenants and represents that it shall vote its Units for or against the transactions contemplated by this Agreement in the same proportion as the total number of Units voted by Limited Partners unaffiliated with PIP General or the General Partner.

            (3) The Partnership shall use reasonable commercial efforts to obtain the approval of the Merger by the Limited Partners at the Meeting.


                                                                               4


                                   ARTICLE VII
           PIP GENERAL AND ACQUISITION REPRESENTATIONS AND WARRANTIES

            Each of PIP General and Acquisition hereby represents and warrants that:

            (1) Such party has been duly organized and is existing as a limited liability company in good standing under the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

            (2) Such party has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

            (3) Such party's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which such party is a party or by which it or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of such party or any legal requirement applicable to or binding upon such party, (iii) result in the creation or imposition of any lien upon any property or asset of such party, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained or
(v) otherwise adversely affect the contractual or other legal rights or privileges of such party.

            (4) Acquisition, PIP General and their affiliates have adequate funds available out of current resources to pay the Merger Consideration to all holders of Units (other than PIP General and its affiliates).


                                  ARTICLE VIII
                                   CONDITIONS

            (1) The obligations of each party hereto to effect the Merger shall be subject to the fulfillment (or waiver by each party hereto) at or prior to the Effective Date of the following conditions:


                                                                               5


                  (a) No court or other governmental entity of competent
            jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (i) that is in effect and prohibits consummation of the Merger or any other transactions with respect to any party hereto expressly contemplated by this Agreement, or (ii) that is enacted, issued, promulgated, enforced or entered after the date of this Agreement and, in any such case, is in effect and imposes restrictions on any party hereto with respect to the business operations thereof that would result in a material adverse effect on the assets, business, financial condition or prospects thereof (clauses (i) and (ii), collectively, and "Order"), and no governmental entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order, and no other person shall have instituted any proceeding seeking any such Order which is reasonably likely to succeed.

                  (b) All material actions by, and all consents, approvals,
            orders or authorizations from, or filings with, governmental entities of competent authority necessary for the consummation of the Merger or any other transactions expressly contemplated by this Agreement shall have been obtained or made, as the case may be.

                  (c) The Opinion shall not have been withdrawn.

            (2) The obligations of the Partnership to effect the Merger and the other transactions relating to the Partnership which are contemplated by this Agreement to be performed by it are further subject to the condition (or waiver by the Partnership) that:

                  (a) the representations and warranties of PIP General and
            Acquisition set forth herein shall be true and correct at and as of the closing date; and

                  (b) this agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite approval of the Limited Partners.

            (3) The obligations of PIP General and Acquisition to effect the Merger and the other transactions contemplated by this Agreement which are to be performed by it are further subject to the conditions (or waiver by PIP General and Acquisition) that:

                  (a) the representations and warranties of the Partnership set forth herein shall be true and correct at and as of the closing date;


                                                                               6


                  (b) the holders of the deeds of trust referred to in Article
            V, Section 3 above consent (if necessary) to the Merger on terms acceptable to PIP General and Acquisition;

                  (c) there is no material adverse change, from and after the date hereof, in the assets, business, financial condition or prospects of the Partnership; and

                  (d) the outstanding indebtedness with respect to the
            Partnership's properties shall have been refinanced on terms satisfactory to PIP General in its sole and absolute discretion.


                                   ARTICLE IX
                                   TERMINATION

            This Agreement may be terminated at any time prior to the Effective Date (regardless of whether or not the requisite approvals of the Limited Partners have been obtained) as follows:

            (1) by the mutual written consent of the Partnership, PIP General and Acquisition;

            (2) by the Partnership, on the one hand, or PIP General and Acquisition, on the other hand, upon written notice given to the other if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable;

            (3) by PIP General or Acquisition upon written notice given to the Partnership, upon a material breach on the part of the Partnership of any representation, warranty, covenant, obligation or agreement of the Partnership set forth herein that is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by PIP General or Acquisition to the Partnership;

            (4) by the Partnership upon written notice given to PIP General or Acquisition, upon a material breach on the part of PIP General or Acquisition of any representation, warranty, covenant, obligation or agreement of PIP General or Acquisition set forth herein that is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by the Partnership to PIP General or Acquisition; or

            (5) by PIP General, Acquisition or the Partnership if the Merger has not yet been consummated on or before July 31, 2002.


                                                                               7


                                    ARTICLE X
                                  MISCELLANEOUS

            (1) The parties hereto each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances, and to take all such further action, including, without limitation, the execution and filing of such instruments in the State of California and any other State as should be necessary or desirable to carry out this Agreement and to consummate and effect the Merger.

            (2) This Agreement shall be governed by and construed in accordance with the laws of California.

            (3) All of the representations, warranties, covenants, agreements and undertakings set forth in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations, warranties, covenants, agreements and undertakings set forth in this Agreement shall terminate as of the Effective Date, and shall have no further force or effect.

            (4) Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement, including, without limitations, the fees, expenses and disbursements of counsel, financial advisors and accountants, shall be paid by PIP General and/or Acquisition.

            (5) None of the General Partner, PIP General, Acquisition or any payment agent retained in connection herewith, nor any of their respective affiliates, will be liable to any Limited Partner for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.


                                                                               8


            IN WITNESS WHEREOF, the Partnership, PIP General and Acquisition have each caused this Agreement to be effective as of the date and the year first written above.

                              PROMETHEUS INCOME PARTNERS,
                              a California Limited Partnership

                              By:  PROMETHEUS DEVELOPMENT CO.,
                                   INC., a California Corporation, its General
                                   Partner

                                  By:  /s/ John J. Murphy
                                      --------------------
                                      Name:  John J. Murphy
                                      Title: Vice President


                              PIP ACQUISITION, LLC, a California Limited
                              Liability Company

                              By: PROMHILL, INC., a California Corporation, its Manager

                                  By:  /s/ John J. Murphy
                                      --------------------
                                      Name:  John J. Murphy
                                      Title: Vice President


                              PIP PARTNERS - GENERAL, LLC, a California
                              Limited Liability Company

                              By: PROMHILL, INC., a California Corporation, its Manager

                                  By:  /s/ John J. Murphy
                                      --------------------
                                      Name:  John J. Murphy
                                      Title: Vice President

                                   APPENDIX B

          SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                           PROMETHEUS INCOME PARTNERS

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


        SECOND AMENDED AND RESTATED
        LIMITED PARTNERSHIP AGREEMENT OF
        PROMETHEUS INCOME PARTNERS
        A CALIFORNIA LIMITED PARTNERSHIP

        THIS SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT is made by and among Prometheus Development Co., Inc., a California corporation, as the General Partner, and Prom XX, Inc., a California corporation, as the Initial Limited Partner, and the parties admitted as Limited Partners.

        RECITALS

        Alderwood Apartments, Ltd., a California Limited Partnership (the "Partnership"), was organized under the California Revised Limited Partnership Act and under a Limited Partnership
Agreement, dated as of April 15, 1985 (the "Original Agreement"), with Prometheus Partners-Alderwood Apartments, Ltd., a California Limited Partnership, as its general partner. Prometheus
Development Co., Inc. was added as a general partner of the Partnership on September 2, 1986. Upon the withdrawal of the Partnership's original general partner, Prometheus Development
Co., Inc. became the sole general partner of the Partnership on September 4, 1986. The Partnership's name was changed to
Prometheus Development/Income Partners, a California Limited Partnership, in September 1986. In December 1986, the
Partnership's name was changed to Prometheus Income Partners, a California Limited Partnership.

        The General Partner and the Initial Limited Partner entered into the First Amended and Restated Limited Partnership
Agreement, dated as of September 19, 1986 (the "Amended
Agreement"), under which the Original Agreement was amended to provide for the public sale of Units.

        The General Partner has contributed $1,000 to the capital of the Partnership. The Initial Limited Partner has contributed $10 to the capital of the Partnership and shall withdraw as a Limited Partner and have its interest redeemed at cost upon the admission of additional Limited Partners.

        The Partnership plans to develop, to hold, and ultimately to sell two multi-family apartment complexes located in Santa Clara, California. The principal investment objectives of the Partnership are to preserve and protect the Partnership's capital, to obtain capital appreciation from the effective management and sale of the Properties, and to provide "tax sheltered" distributions of cash from operations beginning in 1987.

        The Partners now desire to amend and restate the Amended
Agreement.

        NOW, THEREFORE, the Partnership's amended and restated partnership agreement is set forth in its entirety as follows:


        ARTICLE 1

        DEFINITIONS

        As used in this Agreement, the following terms have the definitions hereinafter indicated. These terms shall supersede and replace any other definitions contained in the California
Revised Limited Partnership Act.

        "Acquisition Expenses" shall mean expenses including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of the Properties.

        "Acquisition Fees" shall mean the total of all fees and commissions paid by any party in connection with the purchase of the Properties by the Partnership, including real estate commissions, selection fees, development fees, non-recurring management fee or any fee of a similar nature, however designated.

        "Act" shall mean the California Revised Limited Partnership Act, as amended from time to time.

        "Affiliate" shall mean (i) any Person or entity directly or indirectly controlling, controlled by or under common control with another Person or entity, (ii) any Person or entity owning or controlling 10% or more of the outstanding voting securities of such other entity, (iii) any officer, director or partner of such entity, and (iv) any company for which such Person or entity acts as an officer, director, trustee or partner.

        "Agreement" shall mean this Second Amended and Restated
Limited Partnership Agreement as it may be amended or restated from time to time.

        "Assignee" shall mean a person who has acquired a beneficial interest in one or more Units from a Limited Partner or an assignee thereof but who is not a Substituted Limited Partner.

        "Broker/Dealers" shall refer to the NASD registered broker-dealer firms which have entered into a Selling Agreement with the Principal Distributor for the sale of Units.

        "Capital Contributions" shall mean $1,000 per Unit for all Units sold including those sold net of underwriting commissions and the Distributor Fee pursuant to Section 3.5 of the Agreement.

        "Certificate(s) of Limited Partnership" shall mean the document, and any amendments thereto, required to be executed by the General Partner and/or Limited Partners and filed in the Office of the California Secretary of State, and in the appropriate governmental offices or county recorders of other states in which the Partnership may do business, in order to create the Partnership and to obtain and preserve the limitations on personal liability of the Limited Partners under applicable law.

        "Completion Date" shall mean the date on which the offering of Units terminates, which shall be the earlier of (a) the date all of the Units are sold, (b) February 12, 1988, unless the offering is extended by the General Partner for up to an additional 12 months, or (c) the date the General Partner, in its sole discretion, terminates the offering.

        "Completion Guaranty" shall mean the guaranty of the General Partner to the Partnership, pursuant to Section 6.11 of the Agreement, that the Properties will be completed free and clear of all financing and construction liens (except any liens secured by deeds of trust described in the Prospectus) at a total cost not to exceed approximately $28,807,000, exclusive of negative cash flow associated with lease-up expenses and the first year of operations.

        "Completion Guaranty Fee" shall mean a fee equal to $600,000 payable to the General Partner in consideration for the Completion Guaranty.

        "Control Person" shall mean those persons who perform a function similar to the chairman of the board or a member of the board of directors, executive management (such as the president, vice president, corporate secretary or treasurer), senior management (such as the vice president of an operating division who reports directly to executive management), or a person holding 5% or more equity interest in the General Partner or its Affiliates or having the power to direct or control the direction of the General Partner or its Affiliates, whether through ownership of voting securities, by contract or otherwise.

        "Cost of Partnership Property" shall mean the total consideration paid to acquire a Property, whether paid to the seller, the General Partner or any other person, including cash and all liens and mortgages on the Property but excluding points and prepaid interest and the "Cost Of All Partnership Properties" shall be the sum total of the "Cost of Partnership Property" for each Property.

        "Credit Enhancement" shall mean a credit instrument including but not limited to a bond from a AAA insurance company, a forward commitment from a lender or a letter of credit satisfactory to and for the benefit of the lender of the permanent financing insuring that the loans secured by the Properties will be paid within a specified period after the permanent financing is funded.

        "Distributable Cash from Operations" shall mean the funds provided from Partnership operations, excess Working Capital Reserves and interest on the Partnership's cash and investments, without deduction for non-cash expenses (such as depreciation and amortization and any accrued debt service not yet payable), but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and repairs, replacements, and after provision for Working Capital Reserves.

        "Distributions" (whether or not this term is capitalized) shall mean any cash distributed to the Partners arising from their interests in the Partnership but shall not include any compensation to the General Partner or its Affiliates or any Partnership expense reimbursements.

        "Distributor Fee" shall mean the fee equal to 1% of gross offering proceeds which is payable to the Principal Distributor.

        "Drexel" shall mean Drexel Burnham Lambert Incorporated, the investment banker which may provide permanent financing for the Properties.

        "Effective Gross Collections" shall mean all funds collected from the Properties, including rents, security deposits and furniture rentals, and revenues from carport, storage and laundry.

        "Escrow Agent" shall mean Security Pacific National Bank,
333 S. Beaudry, Los Angeles, California.

        "Financial Forecast" shall mean the forecast included in the Prospectus as Exhibit A.

        "Front-End Fees" shall mean any fee, commission or expense paid by any party for any services to the Partnership during the Partnership's organization and acquisition phase, including
Organization and Offering Expenses, investment advisory fees, Acquisition Fees, Acquisition Expenses, Initial Partnership
Management Fee, Completion Guaranty Fee, Initial Property
Management Fee and similar fees however designated.

        "General Partner" shall mean Prometheus Development Co.,
Inc., a California corporation, in its capacity as the general partner of the Partnership, or the successor general partner of the Partnership.

        "Gross Offering Proceeds" (whether or not this term is capitalized) shall mean the aggregate amount of cash contributed to the Partnership by purchasers of Units before deduction of underwriting commissions and the Distributor Fee or any other fees, received on or before the Completion Date. For purposes of calculating underwriting commissions and the Distribution Fee, Gross Offering Proceeds shall not include the proceeds from any Units sold net of underwriting commissions and the Distributor Fee.

        "IRA" shall mean an Individual Retirement Account.

        "Incentive Priority Return" shall mean the amount in addition to the 10% Priority Return necessary to provide an 11% simple return for the period from January 1, 1988 through December 31, 1988, on the Invested Capital of each Limited Partner who subscribes for Units on or before June 1, 1987, or any later date determined at the discretion of the General Partner. This return shall be paid out of Net Proceeds from Sale or Refinancing.

        "Initial Lease-Up Fee" shall mean that one-time fee equal to $106,000 payable to the General Partner pursuant to Section
7.5(d) of the Agreement for obtaining initial tenants for the Properties.

        "Initial Limited Partner" shall mean Prom XX, Inc., a
California corporation, in its capacity as the initial limited partner of the Partnership.

        "Initial Partnership Management Fee" shall mean that fee equal to $291,000 payable to the General Partner, pursuant to
Section 7.3 of the Agreement, for organizing the Partnership, arranging for and negotiating construction financing, arranging for and negotiating permanent financing, obtaining (in connection with the permanent financing) a Credit Enhancement satisfactory to the lender of the permanent financing, insuring that the Partnership will meet certain obligations, selecting and supervising professionals to perform services for the Partnership, establishing Partnership accounts, including an escrow account for use in connection with the offering of the Units, and establishing a reporting system for submitting tax information and periodic reports to the Limited Partners and regulatory authorities.

        "Initial Property Management Fee" shall mean the excess of the Property Management Fee earned during the Lease-Up Period over 5% of the Effective Gross Collections for such period.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Invested Capital" for a Limited Partner shall mean that Limited Partner's Capital Contributions less the sum of all distributions (but not distributions of Distributable Cash from Operations) made to the Limited Partner and any prior owners of the Units.

        "Investment in Properties" shall mean the amount of Gross Offering Proceeds paid or allocated to the purchase, development, construction or improvement of Properties, Working Capital Reserves not in excess of 5% of the Gross Offering Proceeds and any other cash payments such as interest and taxes but excluding Front-End Fees.

        "Lease-Up Period" shall mean the period commencing on the date certificates of occupancy are issued with respect to the Properties' units and terminating on the date the aggregate occupancy rate of the Properties is equal to 50% or more.

        "Lender" shall mean the commercial or institutional lender which will provide permanent financing or construction financing for the Properties.

        "Limited Partners" shall mean the Initial Limited Partner and any other persons who are admitted to the Partnership as additional or Substituted Limited Partners. Reference to a "Limited Partner" shall be to any one of the Limited Partners.

        "Loan Commitment Guaranty" shall mean the obligation of the General Partner through December 31, 1991, to loan sufficient funds or to arrange for a loan of funds to the Partnership to cover any Operating Deficit for any calendar quarter.

        "Majority Vote" shall mean the vote of Limited Partners who are entitled to vote, consent or act and are holders of record of a majority of the outstanding Units.

        "Net Proceeds from Sale or Refinancing" shall mean, unless otherwise specified (i) the net cash funds or proceeds (including lump sum prepayments by buyers) resulting from the financing, refinancing or sale of Partnership assets, after deduction of all expenses incurred in connection therewith, including any real estate commissions (and the Subordinated Property Disposition Interest) and brokerage fees paid to third parties, plus (ii) all net cash proceeds subsequently received on any installment payments on promissory notes and/or installment contracts held by the Partnership in connection with the sale of Partnership assets after payment of or provision for any underlying indebtedness related to assets sold plus cash reserves and working capital on hand, less (iii) such amounts for Working Capital Reserves and other reserves as the General Partner deems necessary for future Partnership operations.

        "Net Profits" and "Net Losses" shall mean the profits and losses of the Partnership determined in accordance with accounting methods followed for federal income tax purposes.

        "Operating Deficit" shall mean for any period the excess of
(i) all expenses from ongoing operations excluding the effect of non-operating, extraordinary or capital items of the Partnership paid in cash (which excludes non-cash expenses such as depreciation, amortization and any accrued debt service not yet payable) less (ii) the sum of funds provided from Partnership operations, Working Capital Reserves and interest on the Partnership's cash and short term investments.

        "Organization and Offering Expenses" shall mean those expenses incurred in connection with the registration of the Units and the subsequent offer and sale of the Units under applicable federal and state securities laws (or exemptions therefrom), including underwriting commissions and the Distribu-tor Fee, and any other expenses actually incurred and directly related to the qualification, offer and sale of Units including without limitation such expenses as: (i) registration and qualification fees, filing fees and taxes, (ii) the costs of printing, amending, supplementing and distributing the Registration Statement and Prospectus, (iii) the costs of obtaining regulatory clearance, (iv) the costs of printing and distributing sales materials used in connection with the offer and sale of Units, (v) the costs related to investor and Broker/Dealer sales meetings, (vi) accounting and legal fees incurred by the Partnership in connection with any of the foregoing, and (vii) escrow fees.

        "Partners" shall mean the General Partner and the Limited
Partners, collectively, and reference to a "Partner" shall be to any one of the Partners.

        "Partnership" shall mean Prometheus Income Partners, a
California Limited Partnership.

        "Person" (whether or not this term is capitalized) shall mean any natural person, partnership, corporation, association or other legal entity.

        "Principal Distributor" shall mean Prometheus Capital, Inc., a California corporation.

        "Principal Distributor Agreement" shall mean that certain agreement between the Principal Distributor and the Partnership concerning the sale of the Units.

        "Properties" shall mean both the Alderwood Apartments and the Timberleaf Apartments, as more specifically described in the Prospectus. "Property" shall mean one of the Properties.

        "Property Management Fee" shall mean the fee payable to the General Partner, pursuant to Section 7.5 of the Agreement, for the ordinary property management services related to the Properties.

        "Prospectus" shall mean the final prospectus as filed by the Partnership with the Securities and Exchange Commission pursuant to Rule 424(b) and as supplemented from time to time.

        "Proxy" shall mean a written authorization signed by a Partner or the Partner's attorney-in-fact giving another person the power to vote with respect to the interest of that Partner. "Signed" for the purposes of this definition means the placing of Partner's name on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the Partner or Partner's attorney-in-fact.

        "Qualified Plan" shall mean any trust established pursuant to the terms of a Keogh plan or corporate pension, profit sharing or stock bonus plan which meets the requirements of Section 401 et seq. of the Internal Revenue Code.

        "Reference Rate" shall mean the rate of interest announced from time to time by a specified bank as its "reference rate," "prime rate" or comparable rate. For purposes of the interest rate reimbursements described herein, interest will be compounded daily on a 360-day year.

        "Registration Statement" shall mean the Registration
Statement on Form S-11 (Reg. No. 33-9164), as amended, filed by the Partnership with the Securities and Exchange Commission for the registration of the Units.

        "Selling Agreement" shall mean that certain Selling
Agreement between the Principal Distributor and a Broker/Dealer relating to the offer and sale of Units.

        "Subordinated Property Disposition Interest" shall mean an amount to be paid to the General Partner upon sale or exchange of a Property in the amount up to 3% of the gross sales price of a Property, subordinated as indicated in Section 7.8(a) of the Agreement.

        "Subscriber" shall mean a person who has completed a subscription agreement and submitted it together with payment for the number of Units being purchased to the General Partner.

        "Subscription Agreement" shall mean the prescribed subscription agreement, a form of which is included as Exhibit D to the Prospectus, which must be executed as a condition precedent to becoming a Limited Partner.

        "Substituted Limited Partner" shall mean an assignee of a Limited Partner or a substituted Limited Partner who is admitted at the discretion of the General Partner, as a Limited Partner pursuant to Section 11.5 of the Agreement.

        "10% Priority Return" shall mean a 10% per annum cumulative simple preferred return on the Invested Capital of each Limited
Partner, computed from the last day of the calendar quarter in which the Limited Partner was admitted to the Partnership.

        "Unit" shall mean a unit of limited partnership interest in the Partnership.

        "Working Capital Reserves" shall mean the reserve cash necessary for the Partnership to meet its ongoing operating expenses as well as any other anticipated cash obligations whether of a capital nature or otherwise. All additions to and reductions from Working Capital Reserves shall be determined at the sole discretion of the General Partner.

        ARTICLE 2

        GENERAL PROVISIONS

        2.1     Formation of the Partnership

                The parties hereto confirm that the Partnership was formed under the Act with such variations and terms as provided in this Agreement.

        2.2     Name of the Partnership

                The name of the Partnership shall be "Prometheus
Income Partners, a California Limited Partnership," or such other name as shall be selected from time to time by the General
Partner upon written notice to the Limited Partners.

        2.3     Purposes

                Subject to the limitations set forth in this Agreement, the purposes of the Partnership are to develop and hold the Properties as an investment; to raise capital for the foregoing; to develop, manage, operate, lease, alter, improve and maintain the Properties; to acquire additional personal property and construct or renovate such additional real estate improvements on the Properties as are appropriate to the operation of the Properties; to act in all other respects as the owner of the Properties; to finance and refinance by mortgage or unsecured loan or any combination thereof; ultimately to sell, transfer, exchange or otherwise dispose of part or all of the Properties; and to conduct such other activities as may be necessary or incidental to or desirable in connection with the foregoing.

        2.4     Principal Place of Business and Office of the
Partnership

                The principal place of business and office of the Partnership shall be located at 20300 Stevens Creek Boulevard, Suite 100, Cupertino, California 95014, or such other place or places as the General Partner may from time to time designate by notice to the Limited Partners. In addition, the Partnership may maintain such other offices as the General Partner deems advisable.


        2.5     Term

                The Partnership shall commence upon the filing with the California Secretary of State of the Certificate of Limited Partnership and shall continue until December 31, 2016, unless sooner dissolved and terminated pursuant to the provisions of
Article 13 hereof.

        2.6     General Partner

                The name and place of business of the General Partner is as follows:

                Prometheus Development Co., Inc.
                20300 Stevens Creek Boulevard, Suite 100
                Cupertino, California 95014

        2.7     Certificate of Limited Partnership

                The General Partner has caused to be filed a Certificate of Limited Partnership with the California Secretary of State in accordance with the terms of the Act.

        2.8     Other Acts/Filings

                The Partners and Assignees shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the General Partner may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct business.

        2.9     Agent for Service of Process

                The agent for service of process for the Partnership in California shall be Stephen R. Koch or such other eligible individual California resident or corporation qualified to act as an agent for service of process as the General Partner shall designate.

        ARTICLE 3

        CAPITAL CONTRIBUTIONS AND RELATED MATTERS

        3.1     Capital Contributions by the General Partner

                The General Partner has contributed $1,000 to the capital of the Partnership in consideration of its interest in the Partnership. Except as provided in Section 5.7, the General
Partner shall not be required to make any additional contributions to the Partnership or to reimburse any other
Partner.

        3.2 Capital Contributions by the Initial Limited Partner and the Limited Partners

                (a) Initial Limited Partner. The Initial Limited Partner has contributed the sum of $10 to the capital of the Partnership. Upon the admission of additional Limited Partners pursuant to Section 3.2(b), the Initial Limited Partner's interest shall be redeemed at cost and the Initial Limited
Partner shall have no further interest in the Partnership.

                (b) Initial Offering. The Partnership intends to offer for subscription up to 19,000 Units for the price of $1,000 per Unit, subject to Section 3.5, and admit each person who subscribes for at least five Units (two Units if the person subscribing is an IRA or Qualified Plan) as an additional Limited Partner in the Partnership, subject to the provisions of Section
3.4 of this Agreement; provided, however, that the General
Partner, in its sole discretion, may waive the minimum Unit purchase requirement with respect to any investor, provided that any initial investor (other than an IRA or a Qualified Plan) shall purchase no less than 2.5 Units ($2,500). Each purchaser shall contribute $1,000 per Unit, subject to Section 3.5, to the capital of the Partnership, payable in full in cash upon subscription.

        3.3 No Action or Consent Necessary by Limited Partners for Admission of Other Limited Partners

                No action or consent by Limited Partners shall be required in connection with the admission of new or Substituted Limited Partners to the Partnership. Only the consent of the General, Partner is necessary for the admission or substitution of any Limited Partners to the Partnership.

        3.4     Subscriptions and Admission

                (a) The General Partner shall admit as Limited Partners Subscribers who have been accepted and who submitted subscriptions on or before the Completion Date, and amend any documents necessary for admission, not later than (i) 15 days after the release from escrow of the Subscriber's funds to the Partnership or (ii) the last day of each calendar month. Subscriptions will be accepted or rejected by the Partnership within 30 days of their receipt; if rejected, all funds shall be returned to the Subscriber within 10 business days of the decision to reject.

                (b) Initially, subscriber funds shall be deposited in an escrow account at Security Pacific National Bank, and Security
Pacific National Bank, shall be the Escrow Agent. While held in such account, subscription funds shall be invested in permissible, short-term, highly liquid investments in which there is appropriate safety of principal. Subscription funds shall not be released from the escrow account until subscriptions for at least 4,000 Units have been received, accepted and deposited in such account. After this minimum amount has been received, at the sole discretion of the General Partner, the subscription funds may be released to the Partnership from the escrow account.
In any event, no subscription funds will be released from the escrow account until such funds equal at least $4,000,000. The
General Partner, at its discretion, may terminate the offering of Units at any time prior to the release of subscription funds from the escrow account to the Partnership. If the $4,000,000 minimum is not received prior to the Completion Date or the offering is terminated prior to the release of subscription funds from the escrow account, subscription funds together with any interest earned thereon shall be returned promptly to the investors.
After 4,000 or more Units have been sold and the General Partner has requested the release of the Subscribers' funds from the escrow account, investors shall be admitted to the Partnership.
After release of the Subscribers' funds from the escrow account, subsequent subscriptions shall be deposited in a Partnership account and any interest earned thereon shall remain in the Partnership.

                (c) The General Partner may decline to accept any Subscriber for Units for any reason. If rejected, all subscription monies shall be returned to the Subscriber promptly.

        3.5     Purchase of Units by General Partner and Related
Parties

                The purchase of Units by the General Partner, its Affiliates, certain of its agents, Broker/Dealers, and their employees shall be net of any underwriting commissions and the Distributor Fee. Any such Units purchased by the General Partner, its Affiliates, certain of its agents, Broker/Dealers, or their employees shall be held as Limited Partner Units and be entitled to all rights as such. If the subscription funds are released to the Partnership in accordance with Section 3.4(b), the General Partner or its Affiliates shall be obligated to purchase any Units remaining unsold on the Completion Date. The General Partner and its Affiliates shall hold all Units they purchase for investment purposes and not for resale.

        3.6     Assessments or Additional Contributions

                Units are nonassessable, and no Limited Partner shall be required to make additional contributions to the capital of the Partnership in excess of the Limited Partner's subscription.

        3.7     No Withdrawal of Contributions

                No Limited Partner shall have the right to withdraw a contribution to the Partnership.

        3.8     Return of Capital

                There is no agreement for or time set for the return of any contribution of any Limited Partner. To the extent funds are available therefor, the General Partner may return contributions out of operating revenue or out of proceeds of sale or refinancing or any other assets of the Properties, after reserving sufficient funds for payment of debts, working capital, contingencies, replacements, and withdrawals of capital, if any, and to the extent of available funds, the General Partner shall return said capital at dissolution and termination, as set forth in this Agreement.

        3.9     No Interest on Capital Contributions

                No Partner shall be entitled to interest of any kind on account of a Capital Contribution.

        3.10    No Priority

                Except as otherwise provided in this Agreement, no limited Partner shall have priority over any other Limited
Partner as to return of contributions, allocations of income, gain, loss, deduction, credit, or as to distributions.

        3.11    Securities Laws

                To accomplish the purposes of this Article, the General Partner is hereby authorized to do all things necessary to admit Limited Partners, including, but not limited to, registering the Units for sale with the Securities and Exchange Commission, qualifying the Units for sale with state securities regulatory authorities or perfecting exemptions from qualification, and entering into such underwriting or agency arrangements for the offer and sale of Units upon such terms and conditions as the General Partner may deem advisable.

        3.12    Temporary Investment of Partnership Capital

                Proceeds from the sale of Units and other Partnership funds shall be held in one or more Partnership accounts for the exclusive use of the Partnership and may be temporarily invested in (a) obligations with a maturity of one year or less that are issued or insured by the United States government or its agencies, (b) repurchase agreements covering such governmental obligations, (c) certificates of deposit and banker's acceptances issued by banks having a net worth of at least $50,000,000, (d) investment grade commercial paper, (e) bank accounts, or (f) money market funds. Any interest thereon shall inure to the benefit of the Partnership, and the Limited Partners shall not receive interest on funds contributed by them.

        3.13    Investment in Properties

        The Partnership shall apply to Investment in Properties a minimum percentage of Gross Offering Proceeds which is equal to the greater of:

                (a) 80% of the Gross Offering Proceeds reduced by .1625% for each 1% of indebtedness encumbering the Properties; or

                (b)     67% of the Gross Offering Proceeds.

        The "percentage of indebtedness encumbering Partnership Properties" is the percentage resulting when the indebtedness on the Properties (whether the debt is on a Property when purchased or placed on Property at the time of purchase) is divided by the Cost of All Partnership Properties excluding Front-End Fees.

        ARTICLE 4

        TAX ALLOCATIONS

        4.1     Definitions

        For purposes of this Article 4, the following phrases shall have the meanings indicated below:

        "Minimum Gain" shall have the meaning ascribed in the Treasury Regulations under Section 704(b) of the Internal Revenue Code, i.e., generally, the excess, if any, of the outstanding balance of nonrecourse liabilities to which the Properties are subject over the Partnership's adjusted basis in the Properties for tax purposes. Should such definition of "minimum gain" be changed, the General Partner may, in its discretion and without the consent of the Limited Partners, modify the definition of "Minimum Gain" contained herein to effectuate the intent of the Partners as expressed in Section 4.2.

        "Operating Net Profits" and "Operating Net Losses" shall mean Net Profits and Net Losses other than Net Profits and Net
Losses realized on sales or other, dispositions of the Properties.

        4.2     General Rule

        It is the intention of the Partners that each Partner's distributive share of tax items shall be determined and allocated in accordance with the allocation provisions of this Agreement to the fullest extent permitted by Sections 704(b) and (c) of the Internal Revenue Code. Therefore, if the Partnership is advised by counsel or its accountants that the allocation provisions of this Agreement are unlikely to be respected for federal income tax purposes, the General Partner is granted the authority in
Section 15.2 to amend the allocation provisions of this Agreement to the extent deemed necessary by counsel or its accountants to effect the plan of allocations and distributions of Distributable Cash from Operations and Net Proceeds from Sale or Refinancing provided in this Agreement. The General Partner shall have the discretion to adopt and revise such rules, conventions and procedures as it believes appropriate with respect to the admission of Limited Partners to reflect Partners' interests in the Partnership at the close of the year.

        4.3     Allocation to Initial Limited Partner

        During the period that the Initial Limited Partner is the only Limited Partner in the Partnership, Net Profits and Net Losses shall be allocated 1% to the General Partner and 99% to the Initial Limited Partner. Thereafter, Net Profits and Net Losses shall generally be allocated as set forth in Sections 4.4 to 4.8.

        4.4     Net Profits and Net Losses from Operations

                (a) If Distributable Cash from Operations is distributed during the year in question, Operating Net Profits shall be allocated among the General Partner and the Limited Partners in proportion to the Distributable Cash from Operations distributed to them, provided that in no event will the Limited Partners receive an allocation in excess of 99% of the Operating Net Profits. If no cash is distributed during the year in question, Operating Net Profits shall be allocated 99% to the Limited Partners and 1% to the General Partner.

                (b) Operating Net Losses shall be allocated 1% to the General Partner and 99% to the Limited Partners.

        4.5     Net Profits and Net Losses on Sale or Other
Disposition of a Property

                (a) Net Profits realized on sale or other disposition of either or both of the Properties shall be allocated and capital account balances determined prior to any distribution of Net Proceeds from Sale or Refinancing. Such Net Profits shall be allocated first 99% to the Limited Partners and 1% to the General
Partner until the capital account balances of the Limited
Partners in the aggregate equal the amount of Net Proceeds from Sale or Refinancing which would be distributable to the Limited
Partners pursuant to Section 5.4(c)(1) before any distribution could be made pursuant to Section 5.4(c)(2); second if the Partnership does not treat the Subordinated Property Disposition
Interest as deductible or includible in the basis of the Property to which it relates, an amount of Net Profits equal to such Subordinated Property Disposition Interest shall be allocated to the General Partner; and thereafter 85% to the Limited Partners and 15% to the General Partner. With respect to Net Profits allocated to the Limited Partners, if a Limited Partner's capital account balance (on a per Unit basis) equals the amount of Net
Proceeds from Sale or Refinancing which must be distributed to such Limited Partner before a distribution can be made under
Section 5.4(c)(2) while other Limited Partners' capital account balances are less than such amount on a per Unit basis, the portion of Net Profits, if any, that would otherwise be allocated to the Limited Partner whose capital account balance equals such amount shall be instead allocated to Limited Partners whose capital accounts are less than such amounts.

                (b) Notwithstanding the provisions of Section 4.5(a), upon the sale or disposition of a Property, before allocating Net
Profits under Section 4.5(a), (i) Net Profits up to an amount equal to the sum of the negative capital account balances of the Partners having negative capital account balances shall be allocated to the Partners having negative capital account balances in the ratio that the negative capital account balance of each bears to the aggregate negative capital account balances, and (ii) Net Profits thereafter shall be allocated pursuant to
Section 4.5(a).

                (c) Net Losses realized on sale of either or both of the Properties shall be allocated first to Partners with positive capital accounts, in the proportion that the capital account
balance of each bears to        the aggregate capital account balances
of all Partners with positive capital accounts, and thereafter
99% to the Limited Partners and 1% to the General Partner.

        4.6     Allocation of Nonrecourse Deductions and Minimum Gain
Chargeback

        Allocations under this Agreement of nonrecourse deductions, as defined in Treasury Regulation Section 1.704-1(b)(4)(iv), are intended to be made in accordance with the Regulations under
Section 704(b) of the Internal Revenue Code. In the event the General Partner shall determine that it is advisable to modify the allocations contained in this Agreement to comply with such Regulations, the General Partner is authorized hereby to make such modifications. If there is a net decrease in Minimum Gain during a taxable year, all Partners with a deficit capital account balance at the end of such year (excluding from each Partner's deficit capital account balance any amount that such Partner is obligated to restore under this Agreement as well as any addition thereto pursuant to the next to last sentence of Treasury Regulation Section 1.704-1(b)(4)(iv)(f) computed with respect to the amount of Minimum Gain after such net decrease) will be allocated, before any other allocation is made of Partnership items for such taxable year, items of income and gain for such year (and, if necessary, subsequent years) in the amount and in the proportions needed to eliminate such deficits as quickly as possible. For purposes of the preceding sentence, Partners' capital accounts shall be reduced for the items described in Treasury Regulation Sections 1.704-
1(b)(2)(ii)(d)(4), (5), and (6). The Minimum Gain chargeback allocated in any taxable year shall consist first of gains recognized from the disposition of items of Partnership Property subject to one or more nonrecourse liabilities of the Partnership to the extent of the decrease in Minimum Gain attributable to the disposition of such items of Property, with the remainder of such Minimum Gain chargeback, if any, made up of a pro rata portion of the Partnership's other items of income and gain for that year.
If, however, such gains exceed the amount of the Minimum Gain chargeback, a proportional share of each such gain shall constitute a part of the Minimum Gain chargeback.

        4.7     Provisional Allocation

        In the event that an amount claimed by the Partnership, which constitutes a deductible expense in any tax year of the Partnership, is treated as a payment made to a Partner in his capacity as a member of the Partnership for income tax purposes, income and gain of the Partnership for such year shall first be allocated to the recipient of such payment and no deductions and losses of the Partnership shall be allocated thereto.

        4.8     Special Allocations

        Notwithstanding any other provision of this Agreement to the contrary:

                (a) Operating Net Losses allocable to the Limited Partners shall be first allocated to any Limited Partner whose capital account balance is greater in amount than the capital account balance of any other Limited Partner, until such time as the balance in each Limited Partner's capital account on a per Unit basis equals the balance in the capital account of every other Limited Partner, and thereafter among all Limited Partners on a per Unit basis.

                (b) In no event shall any losses be allocated to any Limited Partner whose capital account has been reduced to zero
(unless such Limited Partner agrees to make up any negative balance in his capital account) until the capital accounts of all Limited Partners have been reduced to zero. If any Limited
Partner's capital account has been reduced to zero at any time when any other Limited Partners' capital accounts have positive balances, any such losses shall be allocated among such Limited
Partners with positive capital account balances in the proportion which such positive balances bear to each other (for purposes of determining proportionality such positive capital account balances shall be determined as of the date of such allocation).
After the capital accounts of all Partners have been reduced to zero, losses shall again be allocated as otherwise provided in this Agreement, except that in no event shall losses be allocated to any Limited Partner if such allocation would not be recognized under Section 704 of the Internal Revenue Code and such losses shall be reallocated first to Limited Partners with respect to whom such allocation would be recognized and thereafter to the General Partner.

                (c) Any recapture under Section 1245 or Section 1250 of the Internal Revenue Code shall be allocated to those Partners who were allocated the deductions to which such recapture relates.

                (d) In the event any of the Partners receive an adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6) which results in a deficit in the capital account balance of such Partners, such Partners shall be allocated 100% of all items of income or gain to the extent of the lesser of (i) the amount of such adjustment, allocation or distribution, or (ii) the deficit in such Partner's capital account balance, pro rata in accordance with such amount.

                (e)     Nondeductible, nonamortizable syndication
expenses (other than underwriting commissions and the
        Distributor Fee) shall be allocated 100% to the Limited Partners and divided among such Limited Partners from time to time so that to the extent possible an equal amount of such
expenses is     allocated to each Unit.  Underwriting commissions
and the Distributor Fee shall be allocated directly to the Limited Partner with respect to whose Units such commissions and fees were actually charged.

        ARTICLE 5

        DISTRIBUTIONS OF CASH

        5.1     Prior to Admission of Additional Limited Partners

                During the period that the initial Limited Partner is the only limited partner in the Partnership, all distributions of cash shall be made at the sole discretion of the General Partner and shall be made 1% to the General Partner and 99% to the Initial Limited Partner.

        5.2     Subsequent to Admission of Additional Limited Partners

        After the period specified in Section 5.1, Partnership distributions shall be made in the manner set forth in Sections
5.3 and 5.4.

        5.3     Distributions of Cash from Operations

        Distributable Cash from Operations shall be distributed quarterly and initially shall be distributed 100% to the Limited Partners until the Limited Partners have received a sum each year equal to a 10% Priority Return, as determined from time to time; provided, however, that Distributable Cash from Operations realized by the Partnership during 1987 shall be apportioned among the Limited Partners in a manner which reflects the number of days in 1987 after the date on which the Escrow Agent or the General Partner received a Limited Partner's Capital Contribution. The Incentive Priority Return will be distributed from Net Proceeds from Sale or Refinancing. After the receipt by the Limited Partners of a 10% Priority Return, Distributable Cash from Operations shall be distributed 100% to the General Partner until the General Partner has received 5% of the aggregate cash distributed to the Limited Partners in that year pursuant to the first sentence of this Section 5.3. Thereafter, Distributable Cash from Operations shall be distributed 95% to the Limited Partners and 5% to the General Partner in that year.

        5.4     Distributions of Net Proceeds from Sale or Refinancing

        Net Proceeds from Sale or Refinancing shall be utilized or distributed in the following priority (to the extent funds are available):

                (a)     To the payment of current Partnership
obligations, liabilities and expenses.

                (b) To the setting up of reserves which the General Partner may, in its sole discretion, deem necessary for Partnership debts or liabilities, whether payable or not yet payable, including any contingent or unforeseen liabilities or obligations. Such reserves may be held for disbursement by the General Partner in the Partnership bank account or delivered to an independent escrow holder selected by the General Partner to be held for the purpose of disbursing such reserves in payment of any of the Partnership's contingent liabilities or liabilities not yet due. At such time as the General Partner shall determine, any balance remaining in such reserves shall be distributed in accordance with this Section 5.4.

                (c) The balance shall be distributed to Partners in the following order:

                        (1) 100% to the Limited Partners until each Limited Partner has received an amount equal to (i) the excess of
(A) a 10% Priority Return, less (B) the sum of all previous cash distributions during the term of the Partnership other than distributions of Invested Capital pursuant to this Section
5.4(c)(1), (ii) if applicable to a Limited Partner, an Incentive
Priority Return and (iii) the Limited Partners' remaining
Invested Capital.  Notwithstanding the foregoing, the General
Partner shall be entitled to its Subordinated Property
Disposition Interest upon the sale of either or both of the Properties, as subordinated in the manner set forth in Section
7.8 (a).

                        (2)     The balance:

                                (A)     85% to the Limited Partners; and

                                (B)     15% to the General Partner.

                        (3) Notwithstanding the foregoing provisions of this Section 5.4, distributions of Net Proceeds from Sale or Refinancing arising from the termination of the Partnership
(which term shall, for this purpose, mean the sale or other disposition of both of the Properties) shall (after all Net
Profits from such sale or other disposition have been allocated pursuant to Article 4) be distributed first in proportion to, and to the extent of, the positive capital account balances of the Partners, and thereafter as set forth above.

        5.5     Consent to Distributions

        Any distribution made to a Partner pursuant to this Agreement shall be deemed to be consented to by the Partners.

        5.6     Capital Accounts

        Individual capital accounts shall be maintained for each Partner. Each Partner's capital account shall consist of such Partner's original contribution of capital increased by such Partner's (a) additional contributions of capital, and (b) allocable share of Partnership income and gains (including income exempt from tax) and decreased by such Partner's share of (c) distributions, (d) allocable share of Partnership losses, and (e) expenditures of the Partnership not deductible in computing its taxable income and not properly added to the tax basis of any Partnership asset. The foregoing provisions and the other provisions of this Agreement relating to capital accounts are intended to comply with applicable Treasury Regulations promulgated under Section 704 of the Internal Revenue Code and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine it is advisable to modify the manner in which the capital accounts, or any credits or debits thereto, are computed in order to comply with such Regulations, the General Partner may make such modifications, provided such modification is not likely to have a material effect on the amounts distributed to any Partner pursuant to Article 5 hereof upon dissolution of the Partnership.

        5.7     General Partner's Obligation to Make Up Negative
Capital Account

        If, immediately prior to the dissolution and termination of the Partnership, the General Partner's capital account has a deficit balance and the Partnership assets available for distribution upon dissolution and termination are insufficient to provide distributions to Limited Partners equal to their Invested Capital, the General Partner shall be obligated to contribute to the Partnership that amount of capital (if any) equal to the lesser of (a) an amount sufficient to restore its capital account to zero, or (b) 1.01% of the aggregate Capital Contributions of the Limited Partners, less any capital previously contributed by the General Partner.

        5.8     Limited Partners' Share of Allocations and
Distributions

        Except as otherwise provided in this Agreement, allocations of income, gain, loss, deduction, credit, and distributions to the Limited Partners as a group shall be further allocated and distributed among the Limited Partners in proportion to the ratio of the number of Units owned by the Limited Partner to the total outstanding Units as of the relevant dates of determining such allocations and distributions. Units held by the General Partner or its Affiliates will be treated similarly.

        Allocations of tax items shall be determined using an interim closing of the books as of the date Limited Partners are deemed admitted pursuant to such convention or other method as the General Partner shall select for the Partnership.

        5.9     Allocation Between Assignor and Assignee

        The portion of the income, gain, loss, deductions and credits of the Partnership for any fiscal year of the Partnership during which a Unit is assigned by a Limited Partner (or by an Assignee or successor in interest to a Limited Partner) that is allocable in respect of such Unit shall be apportioned between the assignor and the assignee of the Unit on the basis of the number of days during such fiscal year that each is the owner thereof, without regard to (a) the results of Partnership operations before or after the effective date of the assignment, or (b) any distributions made to the Partners before or after the effective date of the assignment; provided, however, that (i) gain or loss on the sale or other disposition of either or both of the Properties shall be allocated to the owner of the Unit on the date of such sale or other disposition, (ii) distributions of Net Proceeds from Sale or Refinancing shall be made to the owner of record of the Unit on the date of the sale or refinancing,
(iii) the General Partner may in its sole discretion modify the foregoing allocation in any reasonable manner required or permitted by the Internal Revenue Code or applicable regulations or rulings thereunder. The effective date of an assignment of a Unit shall be as designated by the General Partner pursuant to
Section 11.3(b).

        5.10    Timing of Distributions

        Quarterly distributions, if any, will be made to holders of record as of the last day of the respective quarter.
Distributions will be made without regard to the number of days during the quarter that a person is a Limited Partner.

        5.11    Limitations on Distributions

        The Partnership may be restricted from making distributions under the terms of notes, mortgages or other types of debt obligations which it may issue or assume in conjunction with borrowed funds, and notwithstanding the provisions of this
Article 5, distributions may also be restricted or suspended, whenever the General Partner determines, in its absolute discretion, that such action is in the best interests of the Partnership. All distributions are subject to the payment of Partnership expenses and the maintenance of reasonable reserves.

        ARTICLE 6

        MANAGEMENT OF THE PARTNERSHIP

        6.1     Management Powers of the General Partner

        The Partnership shall be managed by the General Partner. Subject only to the limitations specifically contained in this Agreement, the General Partner shall have the full, exclusive and absolute right, power and authority to manage and control the Partnership and the property, assets and business thereof. The General Partner shall have all of the rights, powers and authority conferred upon it by law or under other provisions of this Agreement. Without limiting the generality of the foregoing, such powers include the right, in the General Partner's sole discretion, on terms and conditions determined by the General Partner, subject only to the provisions of Section
6.2. to:

                (a) Acquire, purchase, renovate, improve, and own the Properties and any other property or assets that the General
Partner determines are necessary or appropriate or in the best interests of the business of the Partnership, and to acquire and exercise options for the purchase of any such property;

                (b) Construct buildings and make other improvements on the real estate owned by the Partnership;

                (c) Borrow money (including but not limited to sums under the mortgage loans for the Properties and any Credit
Enhancement required in connection with the permanent financing), issue evidences of indebtedness in connection therewith, refinance, increase the amount of, modify, amend or change the terms of, or extend the time for the payment of, any indebtedness or obligation of the Partnership, secure such indebtedness by mortgage, deed of trust, pledge or other lien on Partnership assets, and prepay in whole or in part, refund, refinance, increase, modify, consolidate, or extend the maturity of, any indebtedness or obligation of the Partnership;

                (d) Cause the Partnership and itself as General Partner to offer and sell Units through the Principal Distributor which shall engage the Broker/Dealers to assist in the sale of Units;

                (e) Pay all expenses, underwriting commissions and the Distributor Fee incurred in connection with the sale of Units;

                (f) Sell, exchange, lease or otherwise dispose of the real estate and other property and assets owned by the Partnership, or any part thereof, or any interest therein;

                (g) Enter into any partnership agreement or joint venture with any person acceptable to the General Partner and which is engaged in any business or transaction in which the Partnership is authorized to engage in; provided, however, that the Partnership shall have a controlling interest in such other venture and duplicate property management or other fees shall not be paid with respect to such venture. The Partnership shall not be permitted to invest in a joint venture arrangement with another partnership formed by the General Partner or its Affiliates unless (i) such other partnership has investment objectives which are substantially identical with those of the Partnership, (ii) the compensation of the sponsor of the other partnership should be substantially identical with the Partnership's compensation of the General Partner and its Affiliates, (iii) the Partnership has a right of first refusal to buy the property owned by the venture if the other partnership desires to sell, and (iv) the investment of each partnership in the venture is on substantially the same terms and conditions;

                (h) Sue on, defend or compromise any and all claims or liabilities in favor of or against the Partnership and to submit any or all such claims or liabilities to arbitration
(including without limitation claims of the Partnership in respect of unpaid Capital Contributions, or amounts which may be required to be returned to the Partnership);

                (i) File applications, communicate and otherwise deal with any and all governmental agencies having jurisdiction over, or in any way affecting, the Partnership's assets or any part thereof or any other aspect of the Partnership business;

                (j) Make or revoke any election permitted the Partnership by any taxing authority;

                (k) Maintain such insurance coverage for public liability, fire and casualty, and any and all other insurance necessary or appropriate to the business of the Partnership
(including without limitation errors and omission insurance, subject to the limitations of Section 6.7(e), the policy for which shall be considered the sole property of the General
Partner), in such amount and of such type, as it shall determine from time to time;

                (l) Determine whether or not to apply any insurance proceeds for either Property to the restoration of such Property or to distribute the same;

                (m) Retain legal counsel, auditors and other professionals in connection with the Partnership business and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                (n) Retain other services of any kind or nature in connection with the Partnership business and to pay therefor such remuneration as the General Partner may deem reasonable and proper;

                (o) Employ persons in connection with the Partnership business on such terms and for such compensation as the General
Partner may deem reasonable and proper, subject however to the limitations set forth in Article 7 and provided that any agreements for services with the General Partner or its Affiliates shall be terminated immediately on the dissolution of the Partnership;

                (p) Negotiate and conclude agreements on behalf of the Partnership with respect to any of the rights, powers and authority conferred upon the General Partner;

                (q) Purchase, lease, rent, or otherwise acquire or obtain the use of machinery, equipment, tools, materials, and all other kinds and types of real or personal property that may in any way be deemed necessary, convenient, or advisable in connection with carrying on the business of the Partnership;

                (r) Guaranty the payment of money or the performance of any contract or obligation by any person, firm, or corporation on behalf of the Partnership;

                (s) Alter, improve, repair, raze, refurbish, replace and rebuild either or both Properties;

                (t) Repurchase Units on behalf of the Partnership in accordance with Section 11.7 if such purchase does not impair the capital or operation of the Partnership;

                (u) Act directly or through Affiliates, under non-exclusive listings, as a real estate broker for the purchase and sale of the Properties, and enter into listing agreements or other agreements with third party brokers with regard to the acquisition and disposition of Partnership assets;

                (v) File tax returns on behalf of the Partnership and elect such methods of cost recovery or make any other tax elections or determinations as the General Partner shall deem desirable;

                (w) Enter into the transactions described in or contemplated by the Prospectus;

                (x) Amend this Agreement pursuant to the terms of any Power of Attorney from Limited Partners or pursuant to the terms of this Agreement;

                (y) Require in any or all Partnership contracts that the General Partner and its Affiliates shall not have any personal liability thereon and that the person or entity contracting with the Partnership is to look solely to the Partnership assets for satisfaction, and to require the satisfaction of contracts on which the General Partner and its Affiliates have personal liability prior to contracts on which they have no such personal liability;

                (z) Execute, acknowledge, and deliver any and all instruments, on behalf of the Partnership or otherwise, which it shall deem necessary or appropriate to effectuate the rights, authority and power of the General Partner, and to take all such action in connection therewith as it shall in its discretion deem necessary or appropriate;

                (aa) Hold each of the Properties in its own name or in the name of an Affiliate thereof (and assume loans in connection therewith) and temporarily hold title thereto for the purpose of facilitating the development of the Properties, the borrowing of money or the obtaining of financing by the Partnership, or for any other purpose related to the business of the Partnership;
provided that each of the Properties is purchased by the Partnership for a purchase price no greater than the cost of such Property to the General Partner; and provided further that there is no difference in the interest rates of the loans secured by the Properties at the time acquired by the General Partner and the time acquired by the Partnership nor any other benefit arising out of the transaction to the General Partner.

                (bb) Make or arrange long-term and short-term loans, including loans from its Affiliates, to the Partnership, receive interest or other financing charges or fees, provided that the interest charges or fees are not in excess of amounts charged by third party financing institutions on comparable loans for the same purpose or, if the funds for a loan are obtained by the General Partner or one of its Affiliates from a lending institution, the rate and other fees which the General Partner or its Affiliates is required to pay the lending institution;

                (cc) Execute, deliver and perform under the mortgage loans, the Credit Enhancement, and related documents; and

                (dd) Perform any and all other acts the General Partner deems necessary or appropriate to the Partnership business.

        6.2     Restrictions on General Partner

        The General Partner, without the approval of a Majority Vote of Limited Partners or such other vote as may be specified, shall have no authority to:

                (a)     Do any act in contravention of this Agreement;

                (b)     Confess a judgment against the Partnership;

                (c) Possess Partnership property or assign rights to Partnership property, for other than a Partnership purpose;

                (d) Perform any act (other than an act required by this Agreement or any act performed in good faith reliance upon counsel's opinion) which would, at the time such act occurs, subject any Limited Partner to liability as a general partner in any jurisdiction; provided, however, that no such act shall be performed without first obtaining the approval of any Limited
Partner who may be subjected to general partner liability as a result of the act;

                (e) Use Distributable Cash from Operations or Net Proceeds from Sale or Refinancing to acquire real property;

                (f) Commingle, or cause the Partnership to commingle, Partnership funds with those of any other person or entity except the funds of other limited partnerships sponsored by the General
Partner or its Affiliates held in an account or accounts established and maintained for the purpose of making disbursements to (i) Partners and creditors of the Partnership and to the holders of Units and (ii) partners and creditors of such other limited partnership; provided, however, that any such accounts shall be structured and maintained in such a manner that Partnership funds are protected from claims of such other partnerships and their creditors;

                (g) Cause the Partnership to purchase, sell, assign or lease either or both of the Properties, including a purchase from or a sale or lease to the General Partner or its Affiliates, except for the assignment of the Properties by Affiliates of the General Partner to the Partnership and the leasing of the rental units of the Properties as set forth in the Prospectus;

                (h) Directly or indirectly pay or award any finder's fees, commissions, or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchaser regarding the purchase of Units; provided, however, that the General Partner shall not be prohibited from paying underwriting commissions, the Distributor
Fee, other normal commissions, sales incentives, or from reimbursing accountable expenses incurred in connection with the offering in accordance with Section 7.1, in an aggregate amount of up to 10% of the Gross Offering Proceeds (plus up to .5% of the Gross Offering Proceeds for due diligence expenses) payable to the Principal Distributor, which may reallow some or all of the underwriting commissions, Distributor Fee and due diligence expenses to the Broker/Dealers;

                (i) Cause the Partnership to enter into any agreement with the General Partner or its Affiliates unless that agreement is subject to termination without penalty by the Partnership upon notice of sixty (60) days or less;

                (j) Receive a rebate or participate in any reciprocal business arrangements which would enable it to do so;

                (k) Cause the Partnership to exchange Units for property;

                (l) Cause the Partnership to loan money to the General Partner or its Affiliates;

                (m) Cause the Partnership to invest in a limited partnership interest of another partnership;

                (n) Cause the Partnership to enter into any loans secured by either or both of the Properties if the outstanding principal and accrued and unpaid interest under the Partnership's secured loans, including the principal under the contemplated loan, would exceed 80% of the then current value of its Properties; or

                (o) Provide or cause its Affiliates to provide insurance brokerage services to the Partnership.

        6.3     Limited Partners Have No Management Powers

        The Limited Partners shall have no voice or participation in the management of the Partnership business, and no power to bind the Partnership or to act on behalf of the Partnership in any manner whatsoever, except by specifically authorized voting rights contained in this Agreement.

        6.4     General Partner's Duty to Devote Time

        The General Partner shall devote such time and attention to the business of the Partnership as it shall determine, in the exercise of its reasonable judgment, to be necessary for the conduct of the Partnership business; provided, however, that the General Partner shall not be required to devote full time and attention to the Partnership or to its business.

        6.5     General Partner May Engage in Other Activities

        The General Partner and its officers, directors, shareholders, agents, employees and Affiliates shall have the right to engage in any other business (including, but not limited to, acting as a partner in other partnerships formed for the purpose of investing in real estate) and to compete, directly or indirectly, with the business of the Partnership, and neither the Partnership nor any Partners shall have any rights or claims as a result of such activities. Furthermore, the General Partner shall not be obligated to share any business opportunities with the Partnership or with the Limited Partners. The Partners hereby waive any and all rights and claims which they may otherwise have against the General Partner and its officers, directors, shareholders, agents, employees and Affiliates as a result of any such activities.

        6.6     Dealing with the Partnership

        Except as limited by Section 6.2, the General Partner and any Affiliates shall have the right to contract or otherwise deal with the Partnership for the sale or lease of property, the rendition of services and other purposes, and to receive payments and fees from the Partnership in connection therewith as the General Partner shall determine, provided that such payments or fees for services, other than those specifically covered in
Article 7, shall be equal to the lesser of (i) the cost to the General Partner and its Affiliates for providing such services, or (ii) 90% of the competitive price which would be charged by independent parties providing similar services in the same or a comparable geographic location, and provided that such agreements are terminable upon no more than 60 days' notice.

        6.7     Liability and Indemnity

                (a) General. The Partnership, its receiver or its trustee, shall indemnify the General Partner and its Affiliates against and save them harmless from any loss, (including, but not limited to, attorneys' fees and court costs), suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates, if the General Partner or its Affiliates have determined, in good faith, that such course of conduct was in the best interest of the Partnership and that such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or its Affiliates.

                (b) Partnership Assets Must First Be Used. All judgments against the Partnership and the General Partner or Affiliates wherein the General Partner or such other persons are entitled to indemnification, must first be satisfied from Partnership assets before the General Partner or such other persons are responsible for these obligations.

                (c) No Presumption. The termination of any action, suit or proceeding by judgment or settlement shall not, of itself, create a presumption that the General Partner or its Affiliates are not entitled to indemnification or are not entitled to the protection afforded by this Section 6.7.

                (d) Securities Laws. Notwithstanding Section 6.7(a), the General Partner and its Affiliates and any person acting as a Broker/Dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (iii) a court of competent jurisdiction approved a settlement of the claims against a particular indemnitee. In any claim for indemnification of federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts state securities commission with respect to the issue of indemnification for securities law violations.

                (e) Insurance. The Partnership shall not incur the cost of that portion of any insurance other than public liability insurance, which insures any party against any liability for which indemnification is prohibited under this Section 6.7.

                (f) Advances from Partnership. The advance of Partnership funds to the General Partner or its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible only if (i) the legal action relates to the performance of duties or services by the General Partner or its Affiliates, (ii) the legal action is initiated by a third party who is not a Limited Partner, and (iii) the General Partner and its Affiliates undertake to repay the advanced funds to the Partnership in cases in which they would not be entitled to indemnification.

        6.8     Reserves

        The Partnership shall maintain reasonable reserves for normal repairs, replacements, working capital, and contingencies in an initial amount to be determined by the General Partner, which may be increased or decreased from time to time as determined by the General Partner.

        6.9     Fiduciary Duty of the General Partner

        The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its possession or control, and it shall not employ, or permit another to employ, such funds or assets in any manner except for the benefit of the Partnership.

        6.10    Loan Commitment Guaranty

        The General Partner shall lend or arrange to lend to the Partnership as provided in the Loan Commitment Guaranty Agreement the amount of any Operating Deficit for any calendar quarter for the period beginning January 1, 1987 through December 31, 1991. Such a loan shall be made within 15 days after the Operating Deficit for the quarter is determined, and shall bear interest at the rate then charged to the Partnership by its principal lender and shall be repaid when funds are available to the Partnership.

        6.11    Completion Guaranty

        The General Partner guaranties pursuant to the Completion Guaranty Agreement that the Properties will be completed free and clear of all financing and construction liens (except any liens secured by deeds of trust described in the Prospectus) at a total cost to the Partnership not to exceed approximately $28,807,000, including the purchase price of the Properties, but excluding negative cash flow associated with lease-up expenses and the first year of operations. This guaranty shall survive the admission of Limited Partners to the Partnership. The General Partner does not warrant compliance with the conditions or standards of the construction agreements with respect to the Properties.

        ARTICLE 7

        COMPENSATION AND REIMBURSEMENT OF
        EXPENSES TO THE GENERAL PARTNER
        AND ITS AFFILIATES

        The General Partner and its Affiliates shall be entitled to receive as a cost of the Partnership each and all of the following amounts as fees, compensation, and reimbursement in addition to their rights to reimbursement of ongoing expenses as set forth in Article 14.

        7.1     Reimbursement of Expenses

                (a) Organization and Offering Expenses. To the extent that Organization and Offering Expenses and services were paid or furnished by the General Partner or its Affiliates rather than from Partnership funds, the General Partner or its Affiliates shall receive a reimbursement for all such expenses and services. The Partnership shall not be required to pay or reimburse the General Partner or any Affiliate of the General Partner for Organization and Offering Expenses which exceed fifteen percent (15%) of the Gross Offering Proceeds as of the Completion Date.

                (b) Other Expenses. The Partnership shall reimburse the General Partner or its Affiliates for the actual cost to the General Partner or its Affiliates (or pay directly the actual cost) of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner.
The Partnership shall also pay or reimburse the General Partner or its Affiliates for expenses incurred in connection with the provision of administrative services necessary to the prudent operation of the Partnership, provided that such reimbursement shall be at the lower of (i) actual cost to the General Partner or its Affiliates, or (ii) 90% of the competitive price which would be charged by independent parties for comparable administrative services in the same geographical location.

                (c) Nonreimbursable Expenses. The General Partner will pay and will not be reimbursed by the Partnership for the following expenses: (i) salaries, fringe benefits, travel expenses and other administrative items of individuals who are Control Persons of the General Partner or its Affiliates, (ii) those overhead expenses of the General Partner or its Affiliates which include their rent, depreciation, utilities and capital equipment, (iii) Organization and Offering Expenses in excess of 15% of Gross Offering Proceeds, (iv) expenses related to the performance of those services for which the General Partner or its Affiliates are entitled to compensation by way of the Property Management Fee, Initial Partnership Management Fee,
Completion Guaranty Fee or Subordinated Property Disposition
Interest and (v) all other expenses which are unrelated to the business of the Partnership.

        7.2     Reimbursement for Sums Advanced to the Partnership

        To the extent that the General Partner or its Affiliates have advanced or will advance funds to the Partnership, the General Partner or its Affiliates shall be reimbursed for such funds.

        7.3     Initial Partnership Management Fee

        In consideration for organizing the Partnership, arranging for and negotiating construction financing, arranging for and negotiating permanent financing, obtaining (in connection with the permanent financing) a Credit Enhancement satisfactory to the lender of the permanent financing, selecting and supervising professionals to perform services for the Partnership, establishing Partnership accounts, including an escrow account for use in connection with the offering of Units, and establishing a reporting system for submitting tax information and periodic reports to the Limited Partners and regulatory authorities, the General Partner shall receive an Initial Partnership Management Fee of $291,000, which shall be payable proportionately from Capital Contributions and any remaining balance due on the Completion Date.

        7.4     Completion Guaranty Fee

        The General Partner shall receive a Completion Guaranty Fee, in consideration for the Completion Guaranty, in the amount of $600,000 payable proportionately from Capital Contributions and any remaining balance due on the Completion Date; provided, however, that in no event shall such fee exceed 90% of the competitive price which would be charged by a non-Affiliate for rendering similar services in the same or a comparable geographic location.

        7.5     Property Management Fee; Initial Lease-Up Fee

                (a) The General Partner shall act as the property manager and shall receive a Property Management Fee equal to five percent (5%) of the Effective Gross Collections in managing the Properties including acting as a liaison with tenants and monitoring and supervising the following services: (i) collection of rentals, (ii) payment of all mortgages, (iii) obtaining and maintaining appropriate insurance for the Properties, (iv) leasing activities, (v) property inspection and maintenance, (vi) accounting, services, (vii) legal services, (viii) tax calculations and payments, (ix) bookkeeping services and (x) similar ordinary management services necessary for the orderly management of the Properties. However, during the Lease-Up
Period of the Properties, the Property Management Fee shall equal the greater of (A) five percent (5%) of the Effective Gross Collections or (B) one-half (1/2) of five percent (5%) of the Effective Gross Collections assuming the Properties were leased at their market rates. Additional sums shall also be payable to the General Partner for performing certain extraordinary services, including without limitation data processing services, payroll services and collections with respect to the Properties.

                (b) In addition, the General Partner shall receive, to the extent that the manager performs services outside the normal and customary services provided by independent third party property managers, reimbursement for direct salary expenses of employees performing such services. The provision of such services does not constitute part of the duties or obligations of the General Partner in its capacity as General Partner of the Partnership.

                (c) The Property Management Fee shall be paid monthly to the General Partner, or any unaffiliated property management firm which the General Partner in its sole discretion may select.
To the extent that the Partnership has insufficient cash to pay the Property Management Fee in any amount, the fee shall be accrued and paid as soon as the Partnership has sufficient cash available.

                (d) The Property Manager shall also receive a one-time Initial Lease-Up Fee of $106,000 for extraordinary services provided during the lease-up of the Properties, including but not limited to establishing a marketing plan, maintaining on-site personnel, showing units and interviewing and evaluating prospective tenants. The Initial Lease-Up Fee shall be paid monthly from rental revenues, prorated over the period commencing with the completion of the Properties and continuing until the Properties are 95% occupied. In no event shall the Initial
Lease-Up Fee exceed 90% of the competitive price which would be charged by a non-Affiliate for rendering similar services in the same or a comparable geographic location.

        7.6     Share of Distributable Cash from Operations

        The General Partner shall receive its share of Distributable
Cash from Operations as set forth in Sections   5.1 and 5.3.

        7.7     Subordinated Property Disposition Interest

        For brokerage services in connection with the sale of a Property, the Partnership shall pay the General Partner a Subordinated Property Disposition Interest. The Subordinated Property Disposition Interest shall equal the lesser of: (i) a percentage of the gross sales price of a Property equal to onehalf of the percentage rate customarily charged for similar services by unaffiliated parties that render the same services as an ongoing public activity in the same geographic location for comparable property, or (ii) three percent (3%) of the gross sales price of a Property. The Subordinated Property Disposition Interest shall be payable upon the close of escrow of the sale of each Property; provided, however, that payment shall be subordinated as provided in Section 7.8(a). Notwithstanding the foregoing to the contrary, the aggregate commissions paid to all persons for the sale of the Properties, whether or not they are Affiliates of the General Partner, shall not exceed six percent (6%) of the selling price of each Property, but otherwise there is no limitation on or subordination of real estate commissions paid to non-Affiliates. Any Subordinated Property Disposition Interest not paid to the General Partner due to a lack of available cash shall be a liability of the Partnership and shall be paid when cash becomes available.

        7.8     Fees and Share Upon Sale or Refinancing

        The General Partner shall receive the following items of distribution and compensation:

                (a)     Upon the sale of a Property, the Subordinated
Property Disposition Interest will be subordinated to   the return
to the Limited Partners of the portion of their Invested Capital attributable to the Property sold plus a 10% Priority Return and, as appropriate, the Incentive Priority Return on the average daily balance of Invested Capital attributable to the Property sold. A Limited Partner's portion of Invested Capital attributable to the Property sold will be calculated by multiplying his Invested Capital by a fraction, the numerator of which shall equal the cost of the Property sold and the denominator of which shall equal the cost of both of the Properties; provided, however, that the Subordinated Property Disposition Interest shall not be paid to the General Partner until the Limited Partners have received at least a 6% cumulative simple return on their total Invested Capital.

                (b) Upon a sale or a refinancing of a Property, its share of Net Proceeds from Sale or Refinancing as set forth in
Section 5.4.

        7.9     Loans by the General Partner to the Partnership

        The General Partner or its Affiliates may, but are not obligated to (except as set forth in Section 6.10), loan or advance funds to the Partnership, and receive interest or other financing charges or fees, provided that the interest charges or fees are not in excess of amounts charged by third party financing institutions on comparable loans for the same purpose or, if the funds for a loan are obtained by the General Partner from a lending institution, the rate and other fees which the General Partner is required to pay to the lending institution.
In no event shall the General Partner or its Affiliates charge the Partnership a prepayment charge or penalty in connection with any loans or advances to the Partnership from the General Partner or its Affiliates.

        7.10    Fees Payable on Cessation as the General Partner

        If the General Partner ceases to be the General Partner pursuant to Section 12.1, any fee, commission, or reimbursement of expenses payable according to the provisions of this Agreement which is then accrued, but not yet paid, shall be paid by the Partnership to the General Partner or, if appropriate, an Affiliate thereof, in cash, within 30 days of the date the General Partner ceases to be the General Partner.

        ARTICLE 8

        BOOKS, RECORDS, ACCOUNTS AND REPORTS

        8.1     Books and Records

                (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

                        (1) A current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner;

                        (2)     A copy of the Certificate of Limited
Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed;

                        (3) Copies of the Partnership's federal, state, and local income tax or information returns and reports, if any, for the six most recent taxable years;

                        (4) Copies of this Agreement and all amendments thereto;

                        (5) Financial statements of the Partnership for the six most recent fiscal years;

                        (6) The Partnership's books and records for at least the current and past three fiscal years; and

                        (7)     Copies of each appraisal of the Properties.

                (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

        8.2     Limited Partners' Rights Regarding Books, Records and
Tax Information

                (a) Upon the request of a Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the items set forth in Sections 8.1(a)(1), (2), and (4).

                (b) Each Limited Partner or any person designated by a Limited Partner to act on his behalf has the right upon reasonable request:

                        (1) To inspect and copy during normal business hours, at the Limited Partner's expense, any of the Partnership's records required to be kept of the Partnership; and

                        (2) To obtain from the General Partner promptly after becoming available, at the Limited Partner's expense, a copy of the Partnership's federal, state and local income tax or information returns for each year.

                (b) The General Partner shall promptly furnish to a Limited Partner a copy of any amendment to this Agreement executed by the General Partner pursuant to a power of attorney from the Limited Partner.

                (c) The General Partner shall send to each Partner within 75 days after the end of each taxable year such information as is necessary to complete federal and state income tax or information returns.

        8.3     Accounting Basis and Fiscal Year

        The Partnership's books and records (a) shall be kept on a basis chosen by the General Partner in accordance with the accounting methods followed by the Partnership for federal income tax purposes, (b) shall reflect all Partnership transactions, (c) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Agreement, and
(d) shall be closed and balanced the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year, unless otherwise determined by the General
Partner.

        8.4     Reports

                (a) Annual Statements. The General Partner shall have prepared at least annually, at Partnership expense: (i) annual financial statements including a balance sheet, statement of income or loss, statement of partners' equity, statement of changes in financial position and a cash flow statement, all of which, except the cash flow statement, shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of an independent certified public accountant; (ii) Partnership information necessary in the preparation of the Limited Partners' federal and state income tax returns; (iii) a report of the activities of the Partnership during the period covered by the report; (iv) a statement as to the reimbursements received during the year by the General Partner and its Affiliates from the Partnership, including a verification of the allocation of the costs to the Partnership by independent certified public accountants; (v) a tabular comparison of the results from operations with the Financial Forecast; and (vi) a report identifying distributions from (A) Distributable Cash from Operations of that year, (B) Distributable Cash from Operations of prior years, and (C) Net Proceeds from Sale or Refinancing and other sources. Copies of the financial statements and reports shall be distributed to each Limited Partner within 120 days after the close of each taxable year of the Partnership;
provided, however, that all Partnership information necessary in the preparation of the Limited Partners' federal income tax returns shall be distributed to each Limited Partner not later than 75 days after the close of each fiscal year of the Partnership.

                (b) Quarterly Reports. The General Partner shall cause to be prepared quarterly, at Partnership expense, a report containing: (i) a statement of the compensation received by the General Partner and its Affiliates during the quarter from the Partnership, which statement shall set forth the services rendered by the General Partner and its Affiliates and the amount of fees received; (ii) a balance sheet which may be unaudited;
(iii) a statement of income for the quarter then ended, which may be unaudited; (iv) a cash flow statement for the quarter then ended, which may be unaudited; and (v) other relevant information. Copies of the statements shall be distributed to each Limited Partner within 60 days after the end of each quarterly period. The information required by Form 10-Q (if required to be filed with the Securities and Exchange Commission) will be supplied to each Limited Partner within 45 days after the end of each quarterly period.

                (c) Unaudited Financial Statements. Until the Partnership is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, the General Partner shall cause to be prepared, at Partnership expense, a semi-annual report covering the first six months of Partnership operations in each calendar year, and semi-annually thereafter, unaudited financial statements (consisting of a balance sheet, a statement of income or loss for the first six-month period and a statement of cash flow for the first six-month period) and a statement of other pertinent information regarding the Partnership and its activities during the six-month period covered by the report. Copies of the statements and other pertinent information shall be distributed to each Limited Partner within 60 days after the close of the six-month period covered by the report of the Partnership. If the Partnership has more than 35 Limited Partners, Limited Partners representing at least five percent
(5%) of the Units may make a written request to the General Partner for an income statement of the Partnership for the initial three-month, six-month, or nine-month period of the current fiscal year ended more than 30 days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners making the request within 30 days thereafter. Copies of the financial statements, if any, filed with the Securities and Exchange Commission shall be distributed to each Limited Partner within 60 days after the close of the quarterly period covered by the report of the Partnership.

                (d) General Partner's Certificate. The financial statements referred to in this Section 8.4 which are unaudited shall be accompanied by a certificate of the General Partner that such financial statements were prepared without audit from the books and records of the Partnership.

        8.5     Tax Returns

        The General Partner, at Partnership expense, shall cause to be prepared income tax returns for the Partnership and shall further cause such returns to be timely filed with the appropriate authorities.

        8.6     Filings with Regulatory Agencies

        The General Partner, at Partnership expense, shall cause to be prepared and timely filed with appropriate federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations. Any Limited Partner shall be provided with a copy of any such report upon request at such Limited Partner's expense.

        8.7     Tax Matters Partner

        The General Partner is hereby designated as the "tax matters partner" of the Partnership in accordance with Section 6231(a)(7) of the Internal Revenue Code and is authorized, at the Partnership's sole cost and expense, to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend
Partnership funds for professional services and costs connected therewith. Each Limited Partner agrees to cooperate with the General Partner and to do or refrain from doing any and all things reasonably required by the General Partner to conduct such proceeding. The General Partner shall have the right to settle any audits without the consent of the other Partners and to take any and all other actions on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law and regulations.

        ARTICLE 9

        CERTAIN MATTERS AND VOTING RIGHTS AFFECTING LIMITED PARTNERS

        9.1     Limitations

        No Limited Partner shall (a) have the authority or power in his capacity as a Limited Partner to act as agent for or on behalf of the Partnership or any other Partner, to do any act which would be binding on the Partnership or any other Partner, or to incur any expenditures on behalf of or with respect to the Partnership, (b) have any of his obligations to make contributions or to return distributions compromised except upon approval of the General Partner, or as otherwise required by
Section 15666 of the Act, (c) have any right to demand or receive property other than money upon distribution from the Partnership, or (d) be compelled to accept a distribution of any asset in kind from the Partnership in lieu of a proportionate distribution of money being made to other Partners.

        9.2     Liability of Limited Partners

        The liability of each Limited Partner (in the capacity as a Limited Partner) for the losses, debts and obligations of the Partnership shall be limited to the Limited Partner's Capital Contribution, and the Limited Partner's share of any undistributed assets of the Partnership; provided, however, that under applicable partnership law, a Limited Partner may, under certain circumstances, be required to return to the Partnership amounts previously distributed to such Limited Partner for the benefit of Partnership creditors, with interest. Any such obligation to return distributions and pay interest shall be the sole obligation of the Limited Partners and not of the General Partner.

        9.3     Voting Rights

                (a) Limited Partners shall have the right, by Majority Vote to take the following actions:

                        (1)     Amend this Agreement, subject to the
conditions contained in Article 15 hereof;

                        (2)     Dissolve and wind up the Partnership;

                        (3)     Remove the General Partner;

                        (4) Approve or disapprove the sale of either or both of the Properties, except in the orderly liquidation and winding up of the Partnership upon its dissolution;

                        (5)     Admit a general partner or elect to
continue the business of the Partnership after the removal of the General Partner where there is no remaining general partner; and

                        (6) Elect to continue the business of the Partnership as set forth in Section 13.2(b).

                (b) The unanimous approval of all the Limited Partners shall be required for the admission of a general partner or the election to continue the business of the Partnership after the general partner ceases to be a general partner (other than by removal) where there is no remaining general partner.

                (c) Notwithstanding any provision contained in the Act to the contrary, the Limited Partners shall have no voting rights other than as expressly set forth in this Agreement.

        ARTICLE 10

        MEETINGS

        10.1    Place of Meetings

        Meetings of the Partners may be held at any place within or outside of California, at a time and place convenient to the Limited Partners, as determined by the General Partner.

        10.2    Calling of Meetings

        A meeting of the Partners may be called by the General
Partner or by Limited Partners holding more than ten percent
(10%) of the outstanding Units for any matters on which the Limited Partners may vote.

        10.3    Notices

                (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than 15, nor more than 60 days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

                (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this Article, executed by the General Partner, shall be prima facie evidence of the giving of the notice or report.

        If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the Partner at the address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

                (c) Upon written request to the General Partner by any person entitled to call a meeting of Partners, the General
Partner shall provide, within 10 days from the date the request is received, the Partners entitled to vote with a notice of the meeting specifying that the meeting will be held at the time requested by the person calling the meeting, not less than 15 nor more than 60 days after the receipt of the request.

        10.4    Adjournment

        When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are, announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with this Article 10.

        10.5    Waiver of Notice and Consent to Meeting

        The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the Persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 10.6.

        10.6    Validity of Vote for Certain Matters

        Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, pursuant to Section 9.3 hereof, shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

        10.7    Quorum

                (a) A majority of the Units held by Limited Partners represented in person or by proxy shall constitute a quorum at a meeting of Partners.

                (b) The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken
(other than adjournment) is approved by the requisite vote necessary under Section 9.3.

                (c) In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority of the outstanding Units held by Limited Partners represented either in person or by proxy, but no other business may be transacted, except as provided in Section 10.7(b).

        10.8    Action Without a Meeting

        Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all entitled to vote thereon were present and voted. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be voted upon in the same manner as described in Section 10.3. In the event the General Partner, or Limited Partners representing more than ten percent (10%) of the Units, request a meeting for the purpose of discussing or voting on the matter, the notice of a meeting shall be given in accordance with Section 10.3 and no action shall be taken until the meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting shall be effective 15 days after the required minimum number of voters have signed the consent, however, the action will be effective immediately if the General Partner and Limited Partners holding at least ninety percent (90%) of the outstanding Units have signed the consent.

        10.9    Use of Proxies

        The use of proxies in connection with this Article 10 will be governed in the same manner as in the case of corporations formed under the California General Corporation Law.

        10.10  Record Date

        In order that the Partnership may determine the Partners of record entitled to notices of meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the General Partner, or Limited Partners holding more than ten percent (10%) of the outstanding Units, may fix, in advance, a record date, which is not more than 60 nor less than 15 days prior to the date of the meeting and not more than 60 days prior to any other action. If no record date is fixed:

                (a) The record date for determining Partners entitled to notice of or to vote at a meeting of Partners shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

                (b) The record date for determining Partners entitled to give consent to Partnership action in writing without a meeting shall be the day on which the first written consent is given.

                (c) The record date for determining Partners for any other purpose shall be at the close of business on the day on which the General Partner adopts it, or the 60th day prior to the date of the other action, whichever is later.

                (d) The determination of Partners of record entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the General Partner, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the General Partner, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than 45 days from the date set for the original meeting.

        ARTICLE 11

        ASSIGNMENT OF INTERESTS;
        SUBSTITUTED LIMITED PARTNERS; LIMITED LIQUIDITY PLAN

        11.1    Sale, Transfer, or Assignment of Interest of the
General Partner

        The General Partner may not sell or transfer all or any Part of its general partnership interest (not including any Units it holds) in the Partnership except in connection with the merger, consolidation, or reorganization of the General Partner into another entity or the transfer of ownership of the ownership interest in the General Partner or the assumption of the rights and duties of the General Partner or by another entity in connection with any such transaction or as set forth in Article
7. The General Partner may also hold Units, the sale or transfer of which is subject to Section 11.2. Notwithstanding the foregoing, the General Partner may assign any part of its interest in subordinated distributions under Section 5.4(c) to any person or entity.

        11.2    Assignment of Units

        A Limited Partner may not sell, transfer, assign, pledge, or otherwise dispose of any or a part of his Units (whether voluntarily or by operation of law) (hereinafter collectively referred to as an "assignment"), except as follows and as set forth in Section 11.7:

                (a) A Limited Partner may assign one or more of his Units if in compliance with this Section 11.2 and Sections 11.5 or 11.6. No consent or approval of any of the Limited Partners shall be required for such assignment.

                (b) Any assignment must be by a written instrument, in a form satisfactory to the General Partner and accepted by it, which instrument has been duly executed by the assignor of such Units. A Limited Partner shall notify the General Partner of an assignment or transfer by operation of law of a beneficial interest in any Units which occurs without a transfer of record ownership.

                (c) An Assignee shall be required to pay a reasonable sum to reimburse the Partnership and the General Partner in connection with such assignment, with such sum to be determined by the General Partner in its sole discretion. The sum shall be intended to cover any legal fees, accounting fees, overhead charges, and other fees or expenses incurred by the Partnership and its counsel as a result of any such assignment.

                (d) The General Partner may require an opinion of counsel, in form and substance satisfactory to it in its sole discretion, by counsel experienced in securities laws matters, covering (i) that the proposed assignment will be in compliance with applicable securities laws, rules and regulations, and (ii) such other matters as may be determined by the General Partner in its sole discretion. The fee for such counsel shall be paid by the assignor.

        Any purported assignment of Units which is not in compliance with this Agreement is hereby declared to be null and void and of no force or effect whatsoever.

        11.3    Assignee's Rights

                (a) An assignment of a Unit does not entitle the Assignee to become or to exercise any rights of a Partner. An assignment entitles the Assignee to receive, to the extent assigned, only the distributions and allocation of profits and losses to which the assignor would be entitled after the effective date of assignment as set forth below. A Limited
Partner remains a Partner upon assignment of all or part of the Limited Partner's Units, subject to the possibility of the Assignee becoming a Substituted Limited Partner pursuant to
Section 11.5.

                (b) The "effective date" of an assignment shall be that date specified in the written instrument whereby the General Partner consents to the assignment, which date shall not be later than the first day of the quarter following receipt by the General Partner of a written notice of assignment and the fulfillment of all conditions precedent to such assignment provided for in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Partnership and the General Partner shall be entitled to treat an assignor or transferor of Units as the absolute owner thereof in all respects, and shall incur no liability for allocations of income, gain, loss, deductions, credits, or distributions made to such assignor or transferor until the effective date of an assignment shall have passed.

        11.4    No Assignment Allowed Under Certain Circumstances

        Anything herein contained to the contrary notwithstanding, no Limited Partner shall have the right, without express written approval from the General Partner, to assign his Units, or any portion thereof, if such assignment would result (directly or indirectly) in the (a) termination of the Partnership for tax purposes; (b) violation of the Securities Act of 1933 or any rules or regulations thereunder, or any applicable state securities laws or any rules or regulations thereunder; (c) violation of any investment representation given by such Limited Partner in connection with his acquisition of Units; (d) treatment of the Partnership as an association taxable as a corporation; or (e) acquisition by an Assignee who is a resident alien, non-resident alien, sellers or related parties of the sellers of the Properties, or holder of a mortgage loan on the Properties.

        11.5    Substituted Limited Partners

                (a) An Assignee shall not become a Substituted Limited Partner unless the General Partner gives its express written consent to such substitution (which consent may not be unreasonably withheld) and receives such instruments and documents, and a reasonable transfer fee, as the General Partner shall require.

                (b) The assignor Limited Partner shall cease to be, and the Assignee shall become, a Limited Partner, as to the Units so assigned, as of the date on which the Assignee has satisfied the requirements set forth above and as of the date of effectiveness.

                (c) The General Partner is hereby authorized to do all things necessary to effect the admission of any such Substituted Limited Partner, including, but not limited to, the filing of an amended Certificate of Limited Partnership (if necessary), and each Limited Partner hereby agrees (and each Substituted Limited Partner, upon the execution of the instruments referred to in Section 11.5(a), shall be deemed to have agreed) that he shall, at the request of the General
Partner, execute and deliver any such amended Certificate of Limited Partnership.

                (d) Unless and until any Assignee, transferee, heir or legatee becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of an Assignee. An
Assignee who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. An Assignee who has become a Substituted Limited
Partner has, to the extent the assignor's Units are assigned, the rights and powers, and is subject to the restrictions and liabilities, of a Limited Partner under this Agreement. In no event, however, is an assignor released from the assignor's liabilities, if any, to the Partnership pursuant to Sections
15622(d), 15652 and 15666 of the Act.

                (e) The General Partner shall cause this Agreement and any separate Certificate of Limited Partnership (if required by law) to be amended to reflect the substitution of Limited
Partners at least once in each fiscal quarterly period of the Partnership.

                (f) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by all the provisions of this Agreement as if originally a party to this Agreement.

        11.6    Death, Incompetency or Bankruptcy of a Limited Partner

        The death, adjudication of incompetency or bankruptcy of a Limited Partner shall not dissolve the Partnership. If a Limited Partner who is an individual dies or a court of competent jurisdiction adjudges the Limited Partner to be incompetent to manage the Limited Partner's personal property, the Limited Partner's executor, administrator, guardian, conservator, or other legal representative may exercise all the Limited Partner's rights for the purposes of settling the Limited Partner's estate or administering the Limited Partner's property. The executor, administrator, guardian, conservator, or other legal representative, as applicable, of the deceased, incompetent or bankrupt Limited Partner shall nevertheless continue to be liable for all of his obligations as a Limited Partner.

        11.7    Limited Liquidity Plan

        Commencing on January 1, 1989, and each year thereafter, the Limited Partners shall have the option to have their Units repurchased by the Partnership or a person designated by the Partnership subject to the terms and conditions set forth in this
Section 11.7.

                (a) Purchase Price. The purchase price of any Units repurchased by the Partnership or person designated by the Partnership pursuant to this Section 11.7 shall equal 80% of the value of such Units as established by the General Partner. The
General Partner shall use a sales/liquidation analysis of the Partnership to establish the value of the Units. Such analysis shall determine the net proceeds from a sale of the Properties, based on independent appraisals, adjusted for Working Capital
Reserves, increased by the book value of other Partnership assets and decreased by Partnership debts, obligations and disposition costs. The General Partner shall then determine, in accordance with the provisions of Sections 5.3 and 5.4, the amount of such proceeds which would be distributed to any Limited Partner requesting repurchase. This amount shall be the established value of a Limited Partner's Units, of which a Limited Partner would receive 80% if his Units are repurchased.

                (b) Appraisal. Upon receipt of a repurchase request from a Limited Partner, the Partnership shall have the Properties appraised by an independent M.A.I. appraiser; provided, however, that if the Properties have been appraised at any time during the 12 months preceding the repurchase request, the General Partner, in its sole discretion, may elect to use either or both of the prior appraisals and forego the reappraisal of either or both of the Properties. The purchase of Units under this plan shall be suspended during any period when one or both of the Properties are being reappraised. The expense of the appraisals shall be borne by the Partnership.

                (c) Exercise. Repurchases shall be made on a quarterly basis. A Limited Partner shall provide the Partnership with written notice of the election to have his Units repurchased. The repurchase shall be made in the calendar quarter following the quarter in which the notice is received by the Partnership. The Partnership shall, if necessary, have one or both of the Properties appraised, calculate the value of the Units and provide the Limited Partner notice of the purchase price for his Units no later than 45 days prior to the date the repurchase is scheduled to occur. The Limited Partner shall have 30 days to confirm or revoke his repurchase election. If no notice is received within this period, the Limited Partner shall be deemed to have revoked the repurchase election. If in any quarter the requests for repurchase exceed the funds available for repurchase, priority shall be given to the requests in the order in which they were received by the Partnership. If a Limited Partner's request for repurchase is not satisfied in a given quarter, such Partner's priority based on the date his request was received shall carry over to subsequent quarters.
Any Limited Partners electing not to proceed will be given priority in the order in which their elections are received in any subsequent quarter.

                (d) Funding. Each quarter the General Partner shall review the requests for repurchase and based on the number of requests, allocate up to 10% of the Distributable Cash from Operations for the purpose of making repurchases. Any funds set aside for repurchases which are not used in the quarter so allocated shall be promptly distributed with the next distribution to the Partners in accordance with Section 5.3.

                (e) Limitations. The Partnership shall not repurchase in the aggregate more than 5% of the outstanding Units (exclusive of Units owned by the General Partner, its Affiliates or their employees) as of the Completion Date; provided, however, the General Partner, at its discretion, may increase the percentage of Units eligible for repurchase on a temporary or permanent basis. In addition, repurchases shall not be made if they would result in a "termination" of the Partnership within the meaning of Section 708(b) of the Internal Revenue Code.

        ARTICLE 12

        TERMINATION OF THE GENERAL PARTNER

        12.1    Cessation of the General Partner

                (a) The General Partner shall cease to be the General Partner of the Partnership only upon the happening of any of the following events (hereinafter referred to as a "Terminating
Event" and the General Partner affected as the "Terminated
General Partner"):

                        (1)     The General Partner withdraws from the
Partnership:

                        (2) The General Partner is removed as the General Partner of the Partnership pursuant to Section 9.3(a)(3);

                        (3) Ninety (90) days after the Limited Partners have received written notification (which notification shall be given by the General Partner as prompted, as practicable) that an order for relief against the General Partner has been entered under Chapter 7 of the federal bankruptcy law, or that the General Partner (i) has made a general assignment for the benefit of creditors, (ii) has filed a voluntary petition under the federal bankruptcy law, (iii) has filed a petition or answer seeking for the General Partner any bankruptcy, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, (iv) has filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General
Partner in any proceeding of this nature, or (v) has sought, consented to, or acquiesced in the appointment of a trustee, receiver, or liquidator of the General Partner or of any or all substantial part of the General Partner's properties;

                        (4) Ninety (90) days after the Limited Partners have received written notification (which notification shall be given by the General Partner as promptly as practicable) of one of the following events: (i) commencement of any proceeding against the General Partner seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law, or regulation, and the proceeding has not been dismissed, or (ii) if within 60 days after the appointment without the General Partner's consent or acquiescence of a trustee, receiver, or liquidator of the General Partner or of any or all substantial part of the General Partner's properties, the appointment is not vacated or stayed, or within 60 days after the expiration of any such stay, the appointment is not vacated; and

                        (5) The dissolution and termination of the General Partner.

                (b) Upon a Terminating Event where the business of the Partnership is continued, the interest of the Terminated
General Partner in the Partnership shall be converted or purchased as set forth in Section 12.2 below.

                (c) Upon a Terminating Event, the agency relationship between the Partnership and the Terminated General Partner shall be terminated, and the Terminated General Partner shall have no liability for any debts or liabilities of the Partnership incurred after the Terminating Event.

        12.2    Conversion or Purchase of Interest of Former General
Partner

                (a) If the business of the Partnership continues after a Terminating Event, the Terminated General Partner's interest shall, at the election of the Partnership, either (i) convert to that of a special limited partner interest or (ii) be purchased by the Partnership. Whether the General Partner's interest is converted or repurchased, the Partnership shall pay all amounts then accrued and owing to the General Partner and its Affiliates. The Partnership shall provide notice of its election under this Section 12.2 to the Terminated General Partner within 30 days from the date of the election to continue its business.
If notice is not so provided, the Terminated General Partner's interest shall be converted. Upon conversion of its interest to that of a special Limited Partner, the Terminated General Partner shall retain the same rights to profits, losses, and distributions as before the Terminating Event and shall be entitled to the voting rights accorded other Limited Partners.
If the Terminated General Partner's interest is repurchased, it shall receive from the Partnership the then present value of its interest in the Partnership, determined by agreement of the Terminated General Partner and the Partnership. If such parties cannot agree, the purchase price shall be determined in accordance with the then current rules of the American
Arbitration Association, with the expense of arbitration borne equally by the parties. If the termination of the Terminated General Partner was voluntary, the method of payment for its interest shall be under a non-interest bearing unsecured, promissory note with principal payable from distributions which the Terminated General Partner otherwise would have received under this Agreement if it had remained as General Partner. If the termination is involuntary, the method of payment shall be under a promissory note bearing interest at the Reference Rate of the bank specified by the Terminated General Partner, with equal payments of principal and interest over a term of five years.

                (b) If a Terminating Event Occurs and the business of the Partnership is not continued, then the Partnership shall be terminated and its assets distributed in accordance with Article
13.

        12.3    Withdrawal by the General Partner

                (a) The General Partner may withdraw from the Partnership only upon providing the Limited Partners with 60 days' notice of its intent to withdraw, obtaining Majority Vote of the Limited Partners consenting to such withdrawal and upon the appointment of a successor general Partner by Majority Vote of the Limited Partners.

                (b) A withdrawal by the General Partner under the conditions stated above shall not act as a breach of this Agreement. In the event of a withdrawal by the General Partner meeting the requirements of this Section 12.3, the withdrawing General Partner shall be entitled to have his interest purchased or converted to that of a special Limited Partner in accordance with Section 12.2.

        12.4 Termination of Executory Contracts With the General Partner or Affiliates

        Upon a Terminating Event as set forth in Section 12.1, all executory contracts between the Partnership and the Terminated General Partner or any Affiliate thereof may be terminated by the Partnership effective upon 60 days prior written notice of such termination to the party so terminated. The Terminated General Partner or any Affiliate thereof may also terminate and cancel any such executory contract effective upon 60 days prior written notice to the Partnership.

        12.5    Reports After Removal

        Within 90 days after the Limited Partners have voted to remove the General Partner, the General Partner shall have Prepared, at Partnership expense, unaudited financial statements (balance sheet, statement of income or loss, statement of Partners' equity, and statement of changes in financial position) Prepared in accordance with generally accepted accounting principles and shall cause such statements to be mailed to the Limited Partners as soon as possible after receipt thereof.


        ARTICLE 13

        DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

        13.1    Dissolution

        The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

                (a) Upon the General Partner ceasing to be the general partner of the Partnership as set forth in Section 12.1
(a) hereof (other than by removal) unless (i) there is at least one other General Partner and all other remaining General Partner(s) elect to continue the business of the Partnership or
(ii) all Limited Partners agree to continue the business of the Partnership and to admit one or more General Partners pursuant to the voting right set forth in Section 9.3(b);

                (b) On a date designated by vote of the limited Partners pursuant to the exercise of the voting right set forth in Section 9.3(a)(2);

                (c) The sale or other disposition of all of the Partnership's assets and the receipt in cash of the proceeds thereof;

                (d)     Upon entry of a decree judicial dissolution; or

                (e)     On December 31, 2016.

        13.2    Continuation of the Business of the Partnership

        The business of the Partnership may be continued as follows:

                (a) If the General Partner ceases to be a general partner of the Partnership, any then remaining General Partner, without the necessity for the consent of the Limited Partners, shall have the right to continue the business of the Partnership.

                (b) In all other events where a dissolution his occurred, upon a Majority Vote of the Limited Partners consenting to the continuation of the business of the Partnership, except that if the General Partner ceases to be the general partner of the Partnership (other than by removal) and there is no remaining General Partner, the admission of a new General Partner or the election to continue the business of the Partnership shall require the unanimous consent of all Limited Partners.

        13.3    Liquidation

                (a)     In the event of dissolution as provided in
Section 13.1, if there has been no election to continue the Partnership as provided for in this Agreement and following any sale of the Partnership's real or personal property, the liquid assets of the Partnership shall be distributed as follows:

                        (1)     All of the Partnership's debts and
liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, but excluding secured creditors whose obligations will be assumed or otherwise transferred on the liquidation of Partnership assets and any reserve deemed necessary by the General Partner for the payment of such debts shall be set aside; and

                        (2)     The balance of such assets of the
Partnership shall be distributed to the Partners in amounts equal to the Partners' positive balances in their capital accounts and otherwise in accordance with Article 5.

                (b) Upon dissolution, each Limited Partner shall look solely to the assets of the Partnership for the return of his Invested Capital, and shall be entitled only to a cash distribution of Partnership property and assets in return thereof. If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the Invested Capital of each Limited
Partner, such Limited Partner shall have no recourse against any other Limited Partner or against the General Partner, except to the extent provided in Section 5.7. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the General Partner, who is hereby authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution or bankruptcy of the General Partner or removal of the General
Partner by the Limited Partners and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by the remaining General Partner, if any, or by such person as may be selected by a Majority Vote of the Limited Partners, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

                (c) In the event the Partnership is "liquidated" within the meaning of Treasury Regulation Section 1.704-1(b)(2)(ii)(g), (i) distributions shall be made pursuant to
Section 13.3 to the Partners who have positive capital accounts in compliance with Treasury Regulation Section 1.7041(b)(2)(ii)(b)(2), and (ii) if the General Partner's capital account has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the year during which such liquidation occurs), the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance in compliance with Section 5.7. Distributions pursuant to the preceding sentence may be distributed to a trust established for the benefit of the Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to this Agreement.

        13.4    Cancellation of Certificate of Limited Partnership

        Upon the completion of the distribution of Partnership assets as provided in this Article 13 and the termination of the Partnership, the General Partner or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

        ARTICLE 14

        PARTNERSHIP EXPENSES

        14.1    Reimbursement to General Partner

        The Partnership shall reimburse the General Partner for those items specifically set forth in Article 7.

        14.2    Payment of Expenses of the Partnership

        All of the ongoing Partnership expenses shall be billed directly to and paid by the Partnership. The Partnership's expenses will include the following:

                (a) Organization and Offering Expenses (subject to the limitation in Section 7.1).

                (b) Expenses connected with the Properties, which may include, but are not limited to: (i) expenses in connection with the acquisition, development, financing, refinancing and disposition of the Properties; (ii) expenses in connection with the replacement, alteration, repair, remodeling, refurbishment, and leasing of the Properties; (iii) direct salary expenses for employees, other than Control Persons, of the General Partner or its Affiliates performing services outside the normal scope of activities required by the General Partner; (iv) all operational costs of the Properties, including taxes, utilities, insurance, cost of maintenance and repair, mortgage payments, and all costs of borrowed money, taxes, and assessments on Partnership property and other taxes applicable to the Partnership; (v) all costs associated with the sale of the Properties, including the costs of servicing any seller financing; (vi) legal, accounting, audit, appraisal, engineering and other fees; and (vi) fees and expenses paid to independent contractors, mortgage bankers, brokers and servicers, leasing agents, consultants, on-site managers, real estate brokers, insurance brokers, and other agents.

                (c) Expenses of Partnership administration, including all accounting, documentation, professional, asset management, and reporting expenses of the Partnership, which may include, but are not limited to: (i) preparation and documentation of Partnership bookkeeping, accounting, and audits; (ii) preparation and documentation of budgets, economic surveys, cash flow projections, and working capital requirements; (iii) preparation and documentation of Partnership state and federal tax returns;
(iv) printing, engraving, and other expenses and taxes incurred in connection with the issuance, distribution, transfer, registration, and recording of documents evidencing ownership of Units or in connection with the business of the Partnership; (v) expenses of insurance as required in connection with the business of the Partnership; (vi) expenses in connection with distributions made by the Partnership to, and communications, bookkeeping and clerical work necessary in maintaining relations with limited Partners, including the cost of printing and mailing to such persons reports of the Partnership and of preparation of proxy statements and solicitations of proxies in connection therewith; (vii) expenses in connection with preparing and mailing reports required to be furnished to Limited Partners for investor, tax reporting, or other purposes, or expenses associated with furnishing reports to Limited Partners which the General Partner deems to be in the best interests of the Partnership; (viii) expenses of revising, amending, converting, modifying, or terminating the Partnership; (ix) costs incurred in connection with any litigation in which the Partnership is involved as well as any examination, investigation, or other proceedings conducted by any regulatory agency of the Partnership, including legal and accounting fees incurred in connection therewith; (x) costs of any computer equipment or services used for or by the Partnership; (xi) costs of any accounting, statistical, or bookkeeping equipment necessary for the maintenance of the books and records of the Partnership;
(xii) costs of preparation and dissemination of informational material and documentation relating to potential sale, refinancing, or other disposition of Partnership property; (xiii) supervision and expenses of professionals employed by the Partnership in connection with any of the foregoing, including attorneys, accountants, and appraisers; and (xiv) other
Partnership administration expenses.

                (d) Other costs or expenses necessary or advisable for the operation of the business of the Partnership.


        ARTICLE 15

        AMENDMENTS OF PARTNERSHIP DOCUMENTS

        15.1    Amendments in General

        Except as otherwise provided in this Agreement, this Agreement may be amended only with the consent of the General
Partner and by a Majority Vote of the Limited Partners.

        15.2    Amendments Without Consent of Limited Partners

        In addition to any amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners, which (a) add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners; (b) correct any error, resolve any ambiguity, or supplement any provision which may be inconsistent with another provision hereof, or make any other provision with respect to matters or questions arising under this Agreement that is not inconsistent with the provisions of this Agreement; (c) delete or add any provision of this Agreement required to be so deleted or added by the Securities Exchange Commission or any state securities commission or similar governmental authority for the benefit or protection of the Limited Partners; (d) amend this Agreement and any Certificate of Limited Partnership (if required) to admit Limited Partners pursuant to Article 3 and
Section 11.5; (e) reflect reductions in the Capital Contributions of the Limited Partners resulting from a return of capital; (f) amend this Agreement upon advice of counsel or accountants that the provisions contained herein are unlikely to be given effect for federal income tax purposes, to the minimum extent necessary; any such new allocation shall not give rise to any claim or cause of action by any Limited Partner or Assignee; (g) elect for the Partnership to be governed by any successor California statute governing limited partnerships; (h) would make an amendment desirable to effectuate the intent of the Partners, as long as any Partner who is adversely affected in any material respect by such an amendment consents to the amendment if there occurs any change in the law governing limited partnerships; (i) makes any change necessary or advisable in the discretion of the General Partner to cause the Partnership to be treated as a partnership for federal income tax purposes, and (j) makes any other change which does not adversely affect the rights of the Limited
Partners or Assignees in any material respect; provided, however, that the General Partner shall not have the right under this subsection 15.2(j) to amend Articles 4, 5, 6 or 9, or Article 7, if the amendment would increase the General Partner or its Affiliates compensation or reimbursements.

        15.3    Amendments Needing Consent of Affected Partners

        Notwithstanding any other provision of this Agreement, without the consent of the Partner or Partners to be adversely affected by any amendment to this Agreement, this Agreement may not be amended to (a) convert a Limited Partner's interest into a General Partner's interest, (b) modify the limited liability of a Limited Partner, (c) increase, add or alter any obligation of the General Partner, (d) adversely affect the status of the Partnership as a partnership for federal income tax purposes, or
(e) otherwise modify the compensation, distributions, or rights of reimbursement to which the General Partner is entitled or affect the duties of the General Partner or the indemnification to which the General Partner and its Affiliates are entitled under Section 6.7.

        15.4    Amendments to Certificates of Limited Partnership

                (a) The General Partner shall cause to be filed with the California Secretary of State, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

                        (1)     A change in the name of the Partnership;

                        (2)     A change in either of the following:

                                (i)     The street address of the
Partnership's principal executive office.

                                (ii)    If the principal executive office is
not in California, the street address of an office in California;

                        (3) A change in the address of or withdrawal of the General Partner, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process;

                        (4) The admission of a General Partner and that Partner's address; and

                        (5) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership.

                (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

                (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

        15.5    Amendments After Change of Law

        This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the General Partner without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected in any material respect (or consent is given by such Partner).

        ARTICLE 16

        MISCELLANEOUS PROVISIONS

        16.1    Notices

                (a)     Any written notice, offer, demand or
communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by certified mail addressed (i) if to the General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth on his Subscription Agreement or any other address provided to the General Partner by such Limited Partner.

                (b) Any such notice that is sent by certified mail shall be deemed to be given two (2) days after the date on which the same is mailed.

                (c) The General Partner may change its address for purposes of this Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Agreement by giving written notice of such change to the General Partner, in the manner hereinbefore provided for the giving of notices.

        16.2    Article and Section Headings

        The Article and Section headings in this Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Agreement or any of the provisions hereof.

        16.3    Construction

        Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other. If any language is stricken or deleted from this Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partner or the Limited Partners.

        16.4    Severability

        If any covenant, condition, term or provision of this Agreement is illegal, or if the application thereof to any Person or in any circumstance shall to any extent be judicially
determined to be invalid or unenforceable, the remainder of this Agreement, or the application of such covenant, condition, term or provision to Persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each covenant, condition, term and provision of this
Agreement       shall be valid and enforceable to the fullest extent
permitted by law.

        16.5    Governing Law

        This    Agreement shall be construed and enforced in
accordance with, and governed by, the internal laws of the State of California.

        16.6    Counterparts

        This    Agreement may be executed in one or more counterparts
each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Agreement binding on all of the Partners.

        16.7    Entire Agreement

        This Agreement constitutes the entire agreement of the parties. All prior agreements among the parties, whether written or oral, are merged herein and shall be of no force or effect. This Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Agreement, the Subscription Agreement, or the Prospectus, if any.

        16.8    Cross-References

        All cross-references in this Agreement, unless specifically directed to another Agreement or document, refer to provisions in this Agreement.

        16.9    Power of Attorney to the General Partner

                (a) Each Limited Partner hereby irrevocably makes, constitutes, and appoints the General Partner and any person designated by it, with full substitution, its agent and attorney-in-fact in his name, place and stead, to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the General Partner necessary for the business of the Partnership: (i) any Certificate of Limited Partnership, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be doing business, and all instruments which effect a change or modification of the Partnership in accordance with this Agreement; (ii) this Agreement and any amendments thereto in accordance with this Agreement; (iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any agreement to secure payment of additional contributions due from that Limited Partner; (v) any document which may be required to effect the continuation of the Partnership, the admission of an additional or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Agreement), or to reflect any reductions in amount of contributions of Partners; (vi) any document, instrument, application, certificate, or order required to be made, executed, acknowledged, or sworn to in connection with the withdrawal or receipt from escrow of any cash of a Limited
Partner in connection with his purchase of Units, consistent with the Prospectus; in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; and (vii) any additions, deletions and corrections to the Subscription Agreement which does not adversely affect the position of the Limited Partners.

                (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the assignment, delivery, or transfer by the undersigned of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of the undersigned, except that where the assignee has been approved by said attorney, as General Partner of the Partnership, for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate said substitution.

                (c) Each Limited Partner hereby gives and grants to his said attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

                (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

                (e) This Power of Attorney may be exercised by an officer of the General Partner by a facsimile signature of such officer, or by listing all of the Limited Partners executing any instrument with a single signature of one of the officers of the General Partner acting as attorney-in-fact for all of them.

        16.10  Further Assurances

        The Limited Partners shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

        16.11  Successors and Assigns

        Subject in all respects to the limitations on transferability contained herein, this Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

        16.12  Waiver of Action for Partition

        Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

        16.13  Creditors

        None of the provisions of this Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

        16.14  Remedies

        The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

        16.15  Authority

        Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this Agreement will constitute the legally binding obligation of the entity which he represents.

        16.16  Tax Elections

        The General Partner shall cause the Partnership to make all elections required or permitted to be made for income tax purposes in such manner as the General Partner in its sole discretion deems appropriate or necessary. However, it is not anticipated that the General Partner will elect, in accordance with Section 754 of the Internal Revenue Code, to adjust the basis of the Partnership property as described in Sections 734 and 743 of the Internal Revenue Code.

        16.17  Signatures

        The signature of the General Partner shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

        16.18  Withholding Taxes

        In the event that the Partnership is obligated to withhold taxes with respect to any Partner:

                (a) Any tax required to be withheld shall be charged to that Partner's capital account as if the amount of such tax had been distributed to such Partner;

                (b) The General Partner shall have the right to make a loan to such Partner in an amount equal to the amount of tax required to be withheld to the extent that cash is needed to make the withholding payments attributable to that Partner; and

                (c) The General Partner may retain appropriate portions of a Partner's distributions until any withholding obligations relating to that Partner are satisfied and may apply such distributions to any loan made pursuant hereto.


        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of ________________, 1987.

GENERAL PARTNER:
Prometheus Development Co., Inc., a California corporation


By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President


INITIAL LIMITED PARTNER:
Prom XX, Inc., a California corporation


By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President


ADDITIONAL LIMITED PARTNERS

Pursuant to Signatures on Subscription Agreement


Upon admission of the additional
Limited Partners set forth in
Schedule A, the Initial Limited
Partner hereby withdraws as a Partner
of the Partnership upon redemption
for the cost of its interest.


Prom XX, Inc.,
a California corporation


By /S/ SANFORD N. DILLER
     Sanford N. Diller
     President

                                  APPENDIX C-1

              DECEMBER 5, 2000 APPRAISAL OF CB RICHARD ELLIS, INC.


                                      C-1-1

                     (This page intentionally left blank)

   CB RICHARD ELLIS






                               COMPLETE APPRAISAL

                                 SUMMARY REPORT

                                       OF

                       ALDERWOOD AND TIMBERLEAF APARTMENTS
                      900 Pepper Tree & 2147 Newhall Street
                   Santa Clara, Santa Clara County, California
                              CBREI File No. 00-931


                                  DATE OF VALUE

                                DECEMBER 5, 2000


                                  PREPARED FOR

                                    John Ghio
                PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED
                                   PARTNERSHIP
                               350 Bridge Parkway
                         Redwood City, California 94065


                                   PREPARED BY

                             CB RICHARD ELLIS, INC.
                          VALUATION & ADVISORY SERVICES
                          350 Sansome Street, Suite 840
                         San Francisco, California 94104

                     (This page intentioinally left blank)

December 14, 2000



John Ghio
PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
350 Bridge Parkway
Redwood City, California  94065


RE:      Appraisal of ALDERWOOD AND TIMBERLEAF APARTMENTS
         900 Pepper Tree & 2147 Newhall Street
         Santa Clara, Santa Clara County, California
         CBREI File No. 00-931


Dear Mr. Ghio:


At your request and authorization, CB Richard Ellis, Inc. has prepared a Complete Appraisal presented in a summary appraisal report of the market value in the referenced real property.


The subject is comprised of two garden apartment buildings. Alderwood Apartment is a 234 unit apartment complex built in 1986 situated on a 9.42 acre site in Santa Clara, Santa Clara County, California. Currently the property is 99% occupied. Timberleaf Apartments is a 124 units apartment complex built in 1986 situated on a 4.94 acre site in Santa Clara, Santa Clara County, California. Currently it is 99% occupied. The subject is more fully described, legally and physically within the enclosed report.


Data, information, and calculations leading to the value conclusion are incorporated in the report following this letter. The report, in its entirety, including all assumptions and limiting conditions, is an integral part of and inseparable from this letter.


Based on the analysis contained in the following report, the market value of the subject is concluded as follows:

------------------------------------------------------------------------------------------------------------------------------------
                            MARKET VALUE CONCLUSION
------------------------------------------------------------------------------------------------------------------------------------
  Location          Appraisal Premise             Interest Appraised       Date of Value            Value Conclusion
------------------------------------------------------------------------------------------------------------------------------------
Alderwood                As Is                       Fee Simple          December 5, 2000              $45,500,000
Timber leaf              As Is                       Fee Simple          December 5, 2000              $23,400,000
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The following appraisal sets forth the most pertinent data gathered, the techniques employed, and the reasoning leading to the opinion of value. The analyses, opinions and conclusions were developed based on, and this report has been prepared in conformance with, our interpretation of the guidelines and recommendations set forth in the Uniform Standards of Professional Appraisal Practice (USPAP), the requirements of the Code of Professional Ethics and Standards of Professional Appraisal Practice

John Ghio
Page 2



of the Appraisal Institute, The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (FIRREA), Title XI Regulations.


The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.


It has been a pleasure to assist you in this assignment. If you have any questions concerning the analysis, or if CB Richard Ellis, Inc. can be of further service, please contact us.


Respectfully submitted,

CB RICHARD ELLIS, INC.
VALUATION & ADVISORY SERVICES




/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

Phone:  415-986-7259                      Phone:  415-986-7395
Fax:    415-986-6862                      Fax:    415-986-6862
Email:  smullahey@cbrichardellis.com      Email:  echampagne@cbrichardellis.com

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               CERTIFICATION OF THE APPRAISAL
--------------------------------------------------------------------------------


                         Certification of the Appraisal

We certify to the best of our knowledge and belief:

1.   The statements of fact contained in this report are true and correct.

2.   The reported  analyses,  opinions,  and conclusions are limited only by the
     reported   assumptions  and  limiting  conditions  and  are  our  personal, impartial and unbiased professional analyses, opinions, and conclusions.

3. We have no present or prospective interest in or bias with respect to the property that is the subject of this report and have no personal interest in or bias with respect to the parties involved with this assignment.

4. Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

5. Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal, such as the approval of a loan.

6. This appraisal assignment was not based upon a requested minimum valuation, a specific valuation , or the approval of a loan.

7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the requirements of the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute. In addition, this report conforms to the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act (FIRREA).

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. Elizabeth Champagne, MAI has completed the requirements of the continuing education program of the Appraisal Institute.

10. Susan R. Mullahey has and Elizabeth Champagne, MAI has not made a personal inspection of the property that is the subject of this report.

11.  No one provided professional assistance to the persons signing this report.

12. Susan R. Mullahey and Elizabeth Champagne, MAI have extensive experience in the appraisal/review of similar property types.

13. Susan R. Mullahey and Elizabeth Champagne, MAI are currently certified in the state where the subject is located.

14. Valuation and Advisory Services operates as an independent economic entity within CB Richard Ellis, Inc. Although other employees of CB Richard Ellis, Inc. divisions may be contacted as a part of our routine market research investigations, absolute client confidentiality and privacy are maintained at all times with regard to this assignment without conflict of interest.


/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

--------------------------------------------------------------------------------
                                       i

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                          SUBJECT PHOTOGRAPHS
--------------------------------------------------------------------------------




                               Subject Photographs


                         [photo of property - Alderwood]



--------------------------------------------------------------------------------
                    "TYPICAL VIEW OF THE SUBJECT - ALDERWOOD"
--------------------------------------------------------------------------------

                        [photo of property - Timberleaf]




--------------------------------------------------------------------------------
                   "TYPICAL VIEW OF THE SUBJECT - TIMBERLEAF"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------




                            Summary of Salient Facts


Property Name                     Alderwood Apartments

Location                          900 Pepper Tree Lane, Santa Clara
                                  California

Acessor's Parcel Number           290-26-009

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         9.42 AC         410,422 SF

Excess Land Area                  0.00 AC         0 SF

Improvements

  Number of Buidlings             19

  Number of Stories               2

  Gross Buidling Area             195,000 SF

  Net Rentable Area               187,514 SF

  Number of Units                 234

  Average Unit Size               801 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       99.1%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $5,613,835               $23,991

  Operating Expenses                         $1,558,485                $6,660

  Expense Ratio                                  27.76%

  Net Operating Income                       $4,055,350               $17,331





--------------------------------------------------------------------------------
                                       iii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------




                            Summary of Salient Facts


Property Name                     Timberleaf Apartments

Location                          2147 Newhall Street, Santa Clara, California


Acessor's Parcel Number           269-58-057

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         4.94 AC         215,186 SF

Improvements

  Number of Buidlings             9

  Number of Stories               2 & 3

  Gross Buidling Area             107,000 SF

  Net Rentable Area               100,052 SF

  Number of Units                 124

  Average Unit Size               807 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       100.0%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $2,975,096               $23,993

  Operating Expenses                           $879,228                $7,091

  Expense Ratio                                  29.55%

  Net Operating Income                       $2,095,868               $16,902







--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                            TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


CERTIFICATION OF THE APPRAISAL..............................................i

SUBJECT PHOTOGRAPHS........................................................ii

TYPICAL VIEW OF THE SUBJECT - TIMBERLEAF...................................ii

SUMMARY OF SALIENT FACTS..................................................iii

TABLE OF CONTENTS...........................................................v

INTRODUCTION................................................................1

AREA ANALYSIS...............................................................6

NEIGHBORHOOD ANALYSIS......................................................10

MARKET ANALYSIS............................................................12

SITE ANALYSIS..............................................................19

IMPROVEMENT ANALYSIS.......................................................21

TAX AND ASSESSMENT DATA....................................................22

HIGHEST AND BEST USE.......................................................23

APPRAISAL METHODOLOGY......................................................25

SALES COMPARISON APPROACH..................................................26

INCOME CAPITALIZATION APPROACH.............................................30

RECONCILIATION OF VALUE....................................................36

ASSUMPTIONS AND LIMITING CONDITIONS........................................37

ADDENDA
A   Glossary of Terms
B   Additional Photographs
C   Improved Comparable Sales
D   Rent Comparables
E   Demographics
F   Legal Description
G   Rent Roll
H   Engagement Letter
I   Qualifications


--------------------------------------------------------------------------------
                                       v

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------



                                  INTRODUCTION


PROPERTY IDENTIFICATION


The subject's street address is 900 Pepper Tree & 2147 Newhall Street, in Santa Clara, Santa Clara County, California.


OWNERSHIP AND PROPERTY HISTORY


Title to the property is currently vested in the name of Prometheus Income Partners, who acquired title to the property in 1987 for an undisclosed amount. There have been no ownership transfers of the property in the last three years. As of the date of value, the subject is not being marketed for sale.


DATE OF INSPECTION


The subject was inspected on December 8, 2000.


DATE OF VALUE


The date of value is December 8, 2000.


DATE OF REPORT


The date of report is the date indicated on the letter of transmittal.


PURPOSE OF THE APPRAISAL


The purpose of this appraisal is to estimate the market value of the subject property. Market value is defined as follows:


The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

buyer and seller are typically motivated;
both parties are well informed or well advised, and acting in what they consider their own best interests;
a reasonable time is allowed for exposure in the open market;
payment is made in  terms  of cash in U.S.  dollars  or in  terms  of  financial arrangements comparable thereto; and
the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. 1

-------------------------
1 The definition of market value is taken from Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1997 Edition. This definition is also compatible with the OTS, RTC, FDIC,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------




PREMISE OF THE APPRAISAL


The premise of this appraisal valuation is "as is" on the date of value.


TERMS AND DEFINITIONS


The Glossary of Terms in the Addenda provides definitions for terms that are, and may be used in this appraisal.


INTENDED USE AND USER OF REPORT


This appraisal is to aid in internal decisions by the client, Prometheus Income Partners, a California Limited Partnership.


PROPERTY RIGHTS APPRAISED


The interest appraised represents the fee simple estate.


APPRAISAL DEVELOPMENT AND REPORTING PROCESS


The following steps were completed by CB Richard Ellis, Inc. for this assignment:

1.  identified the subject property;
2.  understood the intended use of the report;
3.  applied appropriate appraisal methodology;
4. analyzed the comparable data to arrive at a probable range of value via each approach to value used in this report;
5. reconciled the results of each approach into a reasonable and defensible final estimate of value for the subject, as defined herein; and
6. estimated a reasonable exposure time and marketing time associated with the value estimate.

To develop the opinion of value, CB Richard Ellis, Inc. performed a Complete Appraisal as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This means that no departures from Standard 1 were invoked. In this Complete Appraisal, CB Richard Ellis, Inc. used all appropriate approaches to value. Furthermore, the value conclusion reflects all known information about the subject, market conditions, and available data.


This appraisal of the subject has been presented in the form of a Summary Report, which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the USPAP. That is, this report incorporates, a summary of explanation of the data, reasoning and analysis which were used to develop the opinion of value. This report also includes summary descriptions of the subject and the market for the property type.

-------------------------
NCUA, and the Board of Governors of the Federal Reserve System definition of market value. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------



SPECIAL APPRAISAL INSTRUCTIONS


There have been no special appraisal instructions for this assignment.


EXPOSURE TIME


Exposure time is not intended to be a prediction of a date of sale or a one-line statement. Instead, it is an integral part of the appraisal analysis and is based on one or more of the following:

    o   statistical information about days on the market
    o   information gathered through sales verification
    o   interviews of market participants.

The reasonable exposure period is a function of price, time, and use. It is not an isolated estimate of time alone. Exposure time is different for various types of real estate and under various market conditions.


Exposure time is the estimated length of time the property would have been offered prior to a hypothetical market value sale on the effective date of appraisal. It is a retrospective estimate based on an analysis of recent past events, assuming a competitive and open market. It assumes not only adequate, sufficient, and reasonable time but also adequate, sufficient, and reasonable marketing effort. Exposure time is therefore interrelated with appraisal conclusion of value.


In consideration of these factors, we have analyzed the following:

    o exposure periods of comparable sales revealed during the course of this appraisal;
    o   the CB Richard Ellis, Inc. National Investor Survey; and
    o   knowledgeable real estate professionals.

The following table presents the information derived from these sources:

    ----------------------------------------------------------------------
                 EXPOSURE TIME INFOMATION - APARTMENT PROPERTIES
    ----------------------------------------------------------------------
                                                  Exposure Time (Months)
    Data source                                       Range      Average
    ----------------------------------------------------------------------
    Comparable Sales Data                           3.0 -  9.0     6.0
    National Investor Survey, Fourth Quarter 1999
       Class A Properties                           3.0 - 12.0     6.0
       Class B Properties                           3.0 - 12.0     6.8
       Class C Properties                           3.0 - 18.0    11.6
    Local Market Professionals                      6.0 - 12.0     9.0
    ----------------------------------------------------------------------
    Source:  CB Richards Ellis, Inc.
    ----------------------------------------------------------------------

Based on the foregoing analysis, an exposure time of 12 months is reasonable, defensible, and appropriate. CB Richard Ellis, Inc. assumes the subject would have been competitively priced and aggressively promoted regionally.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


MARKETING TIME


Marketing time is the period a prospective investor would forecast to sell the subject property immediately after the date of value, at the value estimated. The marketing time is an estimate of the number of months it will require to sell the subject from the date of value, into the future. The anticipated marketing time is essentially a measure of the perceived level of risk associated with the marketability, or liquidity, of the subject property. The marketing time estimate is based on the data used in estimating the reasonable exposure time, in addition to an analysis of the anticipated changes in market conditions following the date of appraisal.


The future price for the subject (at the end of the marketing time) may or may not equal the appraisal estimate. The future price depends on unpredictable changes in the physical real estate, demographic and economic trends, real estate markets in general, supply/demand characteristics for the property type, and many other factors.


Based on the premise that present market conditions are the best indicators of future performance, a prudent investor will forecast that, under the conditions described above, the subject will require a marketing time of 12 months.




--------------------------------------------------------------------------------

                                   [Area Map]


                                 "Regional Map"


                               "Subject Alderwood"


                              "Subject Timberleaf"

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                  AREA ANALYSIS


CITY OF SANTA CLARA


Overview


The City of Santa Clara is located in the northern portion of Santa Clara County, approximately 50 miles south of San Francisco and 40 miles south of Oakland. The City is bordered by Campbell to the south, Sunnyvale to the east, Los Altos to the west, and San Jose to the east. Santa Clara encompasses 18.3 square miles. There is very little land available for development in Santa Clara, the lack of which keeps new construction to a minimum.


Social Forces


Between 1980 and 1990, the population of Santa Clara increased 5.3%, from 88,924 to 93,672. In 1995 the population was estimated at 98,300. The city's population is anticipated to rise to 103,700 by this year, and 109,300 by 2015, an increase of 11.2% over 1995.


Santa Clara's total number of households is expected to rise 1.8% between 1995 and 2000, from 37,090 to 37,770. By 2020, it is anticipated to rise to 41,350, an increase of 11.5% over the year 1995.


The following chart illustrates population growth projections by sector for the City of Santa Clara.

  ------------------------------------------------------------------------------
                            SANTA CLARA DEMOGRAPHICS
                                   1990 - 2020
  ------------------------------------------------------------------------------
                                     1990     1995     2000     2010     2020
  ------------------------------------------------------------------------------
  Population                        93,672   98,300   103,700  105,700  109,300
  Mean Household Income (1995 $'s) $60,521  $61,700   $67,000  $78,000  $86,700
  Households                        36,665   37,090    37,770   39,310   41,350
  Average Household Size              2.49     2.59      2.69     2.64     2.59
  ------------------------------------------------------------------------------
  Source:  ABAG, Projections 2000
  ------------------------------------------------------------------------------


ECONOMIC FORCES


The following table shows the major employers in the City of Santa Clara.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

      ----------------------------------------------------------------------
                         MAJOR EMPLOYERS IN SANTA CLARA
      ----------------------------------------------------------------------
                   Employer                   Business          Employees
      ----------------------------------------------------------------------
       Hewlett Packard                Computers & Components       2,000 +
       IBM                            Computers & Components       2,000 +
       Intel Corporation              Semiconductors               2,000 +
       Digital Equipment              Semiconductors         1,000 - 2,000
       Integrated Device Technology   Computer Components    1,000 - 2,000
      ----------------------------------------------------------------------
       Source: Santa Clara Chamber of Commerce
      ----------------------------------------------------------------------


Between 1980 and 1990, total employment in Santa Clara increased 3.0%, from 99,901 to 102,940 jobs. By 1995 this had dropped to 100,490. Total employment is projected to grow 50.5% by 2010, to approximately 151,280 jobs. By 2020 total employment is anticipated to reach 161,850 jobs, an increase of 7.0% over the year 2010. Santa Clara's employment presently constitutes approximately 12.1% of the county's total employment.


The following chart illustrates employment growth projections by sector for the City of Santa Clara between 1990 and 2020.


   --------------------------------------------------------------------------
                     EMPLOYMENT GROWTH PROJECTIONS 1990-2020
                               City of Santa Clara
   --------------------------------------------------------------------------
                                                                   1995-2020
                              1990      1995      2010      2020    % Change
   --------------------------------------------------------------------------
    Agriculture/Mining          270       260       300       290     (3.3%)
    Manufacturing/Wholesale  54,040    49,140    67,320    68,600     39.6%
    Retail                   12,010    11,510    16,390    17,220     49.6%
    Service                  26,230    29,210    50,810    58,680    100.9%
    Other                    10,390    10,370    16,460    17,060     64.5%
   --------------------------------------------------------------------------
    TOTAL                   102,940   100,490   151,280   161,850     61.1%
   --------------------------------------------------------------------------
    Sources:  ABAG, Projections 2000
   --------------------------------------------------------------------------


Spending, Income and Inflation


Mean household income, measured in constant 1995 dollars, rose approximately 15.7% between 1980 and 1990, from $52,305 to $60,521. In 1995 it was estimated at $61,300. Mean household income is anticipated to rise 34.3% by the year 2010 to $82,300 and 44.4% by 2020 to $88,500.


The following table presents historical and projected mean household incomes in 1990 dollars for the City of Santa Clara and Santa Clara County.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                  SANTA CLARA COUNTY HOUSEHOLD INCOME
 ------------------------------------------------------------------------------
                                                                         95-20
         Area           1980      1990       1995     2010       2020    % Chg
 ------------------------------------------------------------------------------
  Santa Clara County   $57,803   $70,262   $74,300   $97,200   $105,300  41.7%
  City of Santa Clara  $52,305   $60,521   $61,300   $82,300    $88,500  44.4%

 ------------------------------------------------------------------------------
  Sources:  Projections 2000, ABAG
 ------------------------------------------------------------------------------


Real Estate


As previously indicated, Santa Clara is almost completely built-out with only a limited amount of available land for new construction. The city encompasses 37,873 dwelling units, approximately 45% of which are single family detached homes. Santa Clara is adjacent to the upscale communities of Cupertino and Los Altos, which are primarily single family residential developments. The upscale residential communities in and around Santa Clara have helped the overall economic health of the area which also promotes the growth of local commercial services.







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------




                               [Neighborhood Map]


                               "Neighborhood Map"


                               "Subject Alderwood"


                              "Subject Timberleaf"




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------


                              NEIGHBORHOOD ANALYSIS


LOCATION


The neighborhood is located in the City of Santa Clara. The City of Santa Clara is located in center of Santa Clara County.


BOUNDARIES


The neighborhood boundaries are detailed as follows:

      North:    El Camino Real
      South:    Interstate 280
      East:     Interstate 880
      West:     Lawrence Expressway

LAND USE


Land uses within the subject neighborhood consist of a harmonious mixture of commercial and residential development. The immediate area surrounding the subject is a newer area of development, consisting primarily of residential uses with much of the development being built during the 1970s and 1980s. The majority of the single-family residential development within a one mile radius of the subject may be described as tract homes in the $350,000-$500,000 price range.


GROWTH PATTERNS


Growth patterns have occurred primarily along primary commercial thoroughfares such as El Cmaino Real, Homestead Road, Meridian Road, San Tomas Expressway and Lawrence Expressway.


ACCESS


Primary access to the subject neighborhood is provided by Interstate 280 and 880 as well as San Tomas and Lawrence Expressway.


DEMOGRAPHICS


Population growth and new household formations have been on an upward trend within the subject neighborhood.


Selected neighborhood demographics in a one-, three-, and five-mile radius from the subject are shown in the following table:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

   -----------------------------------------------------------------------
                        SELECTED NEIGHBORHOOD DEMGRAPHICS
   -----------------------------------------------------------------------
                                          1 mile      3 miles      5 miles
   -----------------------------------------------------------------------
   Population
     2003 Estimate                        25,933      208,230      549,770
     1998 Estimate                        24,696      198,110      521,228
     1990 Census                          21,189      164,666      424,158
     1998 - 2003 % Change                   5.0%         5.1%         5.5%
   Households
     2003 Estimate                        10,558       84,122      206,746
     1998 Estimate                         9,991       79,587      194,998
     1990 Census                           9,216       72,996      177,110
     1998 - 2003 % Change                   5.7%         5.7%         6.0%
   2003 Median Household Income          $42,256      $36,901      $36,952
   1998 Median Household Income          $69,529      $66,455      $74,610
   1998 Average Household Income         $53,878      $55,126      $61,726
   1990 Average Home Value              $263,185     $263,232     $277,331
   1990 % College Graduates                68.8%        48.8%        44.1%
   -----------------------------------------------------------------------
   Source:  Claritas, Inc.
   -----------------------------------------------------------------------


We are only showing one set of demographics, however, the sites are located relatively close and have basically similar demographics.


CONCLUSION


As shown above, the population within the subject neighborhood has shown growth over the past five years. The neighborhood currently has a strong income demographic profile. The outlook for the neighborhood is for good performance with improvement over the next several years. As a result, the demand for existing developments is expected to be strong.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                                 MARKET ANALYSIS


Bay Area Multifamily Market


The Bay Area includes nine counties including Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma. The statistical data presented subsequently is based on figures compiled and published by Realdata, Inc. on a semi-annual basis.


Historical Vacancy: Vacancy rates for multifamily properties in the Bay Area have remained relatively stable since 1986, rarely rising above 5 percent. The overall vacancy rate for the Bay Area as of December 1998 was 3.41 percent. The following table summarizes the multifamily market vacancy rates in the Bay Area.



------------------------------------------------------------------------------------------------------------------------------
                             BAY AREA MULTIFAMILY
                                     VACANCY
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               June
  County      1990      1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda       3.1%      3.7%      2.6%      5.2%    4.8%      3.4%       3.2%      3.4%      3.7%     2.7%     2.2%      3.5%
Contra Costa  3.7%      4.0%      2.7%      6.0%    5.7%      5.1%       4.8%      4.4%      3.5%     2.6%     2.2%      4.1%
Marin         2.4%      5.6%      3.1%      2.6%    3.2%      3.6%       2.6%      3.4%      3.2%     2.7%     2.6%      3.2%
Napa          1.6%      2.5%      1.2%      3.1%    2.9%      4.2%       2.5%      3.2%      2.2%     0.9%     1.3%      2.3%
San Francisco 6.2%      3.2%      3.3%      4.9%    4.1%      3.1%       3.7%      3.3%      2.8%     2.2%     1.5%      3.5%
San Mateo     2.8%      3.5%      1.6%      3.8%    3.4%      3.3%       2.9%      4.4%      4.7%     2.1%     2.2%      3.2%
Santa Clara   2.6%      2.7%      3.4%      4.9%    4.0%      2.2%       2.6%      2.8%      3.8%     3.3%     2.2%      3.1%
Solano        2.7%      2.8%      2.2%      4.8%    5.1%      5.0%       4.6%      4.3%      4.0%     2.1%     2.9%      3.7%
Sonoma        2.2%      3.2%      4.1%      5.4%    6.0%      5.0%       3.6%      3.2%      2.8%     2.0%     4.7%      3.8%
------------------------------------------------------------------------------------------------------------------------------
Average       3.2%      3.3%      2.9%      5.0%    4.5%      3.4%       3.3%      3.5%      3.4%     2.8%     2.3%      3.4%
------------------------------------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
------------------------------------------------------------------------------------------------------------------------------


The average vacancy rate in 1999 in Santa Clara County was 2.3%; the rate decreased further to 2.2% as of June 2000. This rate is lower than the Bay Area market average of 2.3%, and also lower than the ten-year average vacancy rate within the county of 3.1%.


Rents: Rents in the Bay Area were generally stable from 1992 through 1994 and increased rapidly from 1995 through 1999. Overall, the peak full year for rental increases was 1996 when the average overall rent increase in the Bay Area was
13.9 percent. The following table summarizes historical rental increases by county.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                  BAY AREA HISTORIC MULTIFAMILY RENT INCREASES
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               June
  County       1990     1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda        4.2%     1.7%     1.6%      1.8%    1.0%      2.0%      12.0%      9.5%      7.1%      5.3%     21.7%     4.6%
Contra Costa   5.4%     2.6%     1.4%      1.1%   -0.1%      3.3%       7.5%      6.2%      9.8%      9.5%     12.6%     5.4%
Marin          6.3%     3.7%     1.7%     -3.3%    4.3%      3.6%       7.7%     11.4%     10.0%      5.8%     7.4%      5.3%
Napa           9.4%     3.9%    -5.4%      0.3%    1.0%      1.2%       3.7%      5.8%      7.9%      7.2%     7.7%      3.9%
San Francisco  8.4%     3.4%    -2.0%      1.1%    1.7%      2.6%      20.5%     15.6%     14.0%      7.2%     24.4%     8.8%
San Mateo      5.1%     3.3%     0.9%      3.2%    1.9%      4.4%      18.8%      7.1%     10.8%      7.9%     28.5%     8.4%
Santa Clara    4.3%     3.3%    -0.7%      2.7%    0.1%     10.2%      17.5%     10.7%      3.0%      7.0%     24.1%     7.5%
Solano         7.0%     4.1%     1.6%     -0.6%    0.6%      0.0%       2.5%      4.2%      7.2%      8.8%     6.1%      3.8%
Sonoma         7.4%     3.5%     1.2%     -0.6%   -1.2%      2.4%       5.9%      7.7%     10.0%      5.6%     12.4%     4.9%
------------------------------------------------------------------------------------------------------------------------------
Average        5.6%     3.4%     0.3%      1.0%    0.9%      5.9%      13.9%      9.9%      8.8%      7.0%     20.9%     7.1%
-------------------------------------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
------------------------------------------------------------------------------------------------------------------------------

Rental increases in Santa Clara County have historically been above the overall market average. They were positive in all years except 1992, averaging 7.5% per year. As evidenced in the table, many Bay Area markets experienced rapid rent increases in 1996 through 1999, with San Francisco leading the group for the first three of those four years. Overall, rents in the Bay Area increased by 20.9% during the first half of 2000, led by large increases in San Francisco, as well as Alamea, San Mateo and Santa Clara Counties.


Apartment rental rates in Santa Clara County are higher on average than rents Bay Area-wide. The following table summarizes rental rates per square foot within San Francisco and the Bay Area.


--------------------------------------------------------------------------------
                          RENTAL RATES PER SQUARE FOOT
                                   APARTMENTS
                                    JUNE 2000
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B   3B/1B 3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
Santa Clara County    $2.66   $2.26   $1.96   $2.00   $1.27  $1.97  $1.69  $2.11
S. F. Bay Area        $2.48   $2.00   $1.66   $1.76   $1.39  $1.72  $1.18  $1.85
--------------------------------------------------------------------------------
Source:  RealData, Inc.
--------------------------------------------------------------------------------


The average rental rate per square foot as of June 2000 in Santa Clara County was $2.11 compared to $1.85 for the overall Bay Area. The expanding employment base in the area has kept demand at a high level and the market has been able to maintain substantial rental increases. Average rents have increased by 20.9% in the Bay Area, and 24.1% in Santa Clara since year-end 1999.


Santa Clara Multifamily Market


The subject is in the City of Santa Clara. The historical average vacancy rate in the City of Santa Clara is slightly lower than that of the County and the Bay Area average. The following table depicts historical vacancy rates for the multifamily market in the City of Santa Clara compared to the overall County.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


          ------------------------------------------------------------
                         SANTA CLARA MULTIFAMILY VACANCY
          ------------------------------------------------------------
                              12/98        6/99       12/99      Avg.
          ------------------------------------------------------------
           Santa Clara        3.90%       3.08%       3.45%     3.27%
           County             4.64%       3.84%       3.63%     3.74%
          ------------------------------------------------------------
           Source:  Realdata, Inc.
          ------------------------------------------------------------


Rents


Rents in Santa Clara and the County have moved significantly in the period surveyed. Apartment rental rates in Santa Clara are lower on average than rents countywide. The following table summarizes rental rates per square foot within Santa Clara and the County.


--------------------------------------------------------------------------------
                BAY AREA RENTAL RATES PER SQUARE FOOT
                              APARTMENTS
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B  3B/1B  3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
County                $2.02   $1.68   $1.48   $1.51  $1.05   $1.45  $1.52  $1.58
Santa Clara           $1.67   $1.69   $1.38   $1.55    ---   $1.43    ---  $1.57
--------------------------------------------------------------------------------
Source:  Realdata, Inc.
--------------------------------------------------------------------------------


Historic Housing Supply


The construction of new housing units in Santa Clara County reached a decade low in 1992, with the development of an estimated 2,836 units. Multifamily construction had been the dominant unit of construction through the 1980s, however, the development of single family housing has become more prevalent in the 1990s. The following table summarizes the historical permit activity in Santa Clara since 1988.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                 -----------------------------------------------
                                BUILDING PERMITS
                               SANTA CLARA COUNTY
                 -----------------------------------------------
                  Year          Single      Multi        Total
                 -----------------------------------------------
                  1988           3,676      2,789        6,465
                  1989           2,548      2,311        4,859
                  1990           1,675      3,646        5,321
                  1991           1,663      2,102        3,765
                  1992           1,693      1,143        2,836
                  1993           1,822      1,617        3,439
                  1994           2,127      1,827        3,954
                  1995           2,199      1,285        3,484
                  1996           4,043      3,459        7,502
                  1997           4,367      4,443        8,810
                  1998           3,911      3,615        7,526
                  1999           3,353      3,690        7,043
                  9 yr Avg.      2,756      2,661        5,417
                  5 yr Avg.      3,575      3,298        6,873
                 -----------------------------------------------
                 Source:  Northern California Real Estate Report
                 -----------------------------------------------


As can be seen in the preceding table, the nine-year average permit issuance is 5,417 units per year. This increases to 6,873 per year based on a five-year average.


According to this historical permit activity, multifamily permits have accounted for 44% of residential permits issued on a five-year average and 48% of total permits based on an nine-year average. Single family housing has accounted for 56% based on a five-year average and 52% based on a nine-year average. The following chart summarizes the data of single family and multifamily housing permit issuances.


               ---------------------------------------------------
                          SANTA CLARA COUNTY HISTORICAL
                                 PERMIT ACTIVITY
               ---------------------------------------------------
                                             9 Yr Avg    5 Yr Avg
               ---------------------------------------------------
                Single Family Dwellings:          52%         56%
                Multifamily Dwellings:            48%         44%
               ---------------------------------------------------
                     Total                       100%        100%
               ---------------------------------------------------
                 Source:  Northern California Real Estate Report
               ---------------------------------------------------


These statistics will be utilized to determine future demand for housing in Santa Clara County.


Demand Analysis


Demand for housing in the local area is related to employment growth and convenient access to nearby freeways, and shopping areas, as well as the desirable quality of the surrounding neighborhood.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


According  to  forecasts  prepared by the  Association  of Bay Area  Governments
(ABAG), the population of Santa Clara County will grow by a total of 14.9% between 2000 and 2020. This represents approximately 13,070 new residents per year. Employment growth for the same period is projected to be 22.5%. The growth of employment over population in the county will keep demand for housing high. In addition, strict zoning ordinances, condominium conversions, and the lack of available developable land should continue to ensure high residential occupancies and limited construction within developed neighborhoods. ABAG has projected that between 2000 and 2020, the Santa Clara County housing market will require 126,030 new dwelling units.


According to the historical permit activity, multifamily permits have accounted for 44% of residential permits issued since 1995 and single family housing permits accounted for 56% of the total. Projections by the Association of Bay Area Government indicate that between 2000 and 2020 an average of 4,893 new housing units will be required annually.


               -------------------------------------------------
                    SANTA CLARA COUNTY HOUSEHOLD PROJECTIONS
               -------------------------------------------------
                                                   Avg. Annual
                                2000         2020     Change
               -------------------------------------------------
                Households    567,080       664,930      4,893
               -------------------------------------------------
                Source:  ABAG, Projections 2000
               -------------------------------------------------


Based on historical permit activity, 44% of the additions to supply were multifamily and 56% were single family. If these statistics remain constant, an average of 2,153 multifamily units will be required annually (44% x 4,893) and 2,740 single-family units will be required annually (56% x 4,893). Between 1988 and 1999, an average of 2,756 single-family units and 2,661 multifamily housing units were added to supply on an annual basis totaling 5,417 units, slightly more than the projected requirements. Based on permit information, it appears that construction activity has responded to the strong economic conditions.


CONCLUSION


The area apartment market and the local submarket are exhibiting increasing rents and increasing occupancy rates, and absorption rates have been positive over the past year. Considering the recent trends in absorption and the prospects for new construction, the local market area should maintain a stabilized occupancy position, with increasing rental rates over the next two to three years, and the long term projection is for moderate growth.



--------------------------------------------------------------------------------

                                   [Site Map]


                                   "Site Map"


                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"




--------------------------------------------------------------------------------

                                  [Site map 2]


                                  "Site Map 2"


                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


                                  SITE ANALYSIS


The following is for Alderwood:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  9.42 Acres             410,422 Sq. Ft.
  Primary Road Frontage          Pepper Tree Lane       729 Feet
  Secondary Road Frontage        Lucia Drive            390 Feet
  Excess Land Area               None
  Shape                          Rectangular
  Topography                     Level
  Zoning District                R-3 1&D Low Density Multi-Family
  Flood Map Panel No.            060350 0005D
  Flood Zone                     B
  Adjacent Land Uses             Residential

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


The following is for Timberleaf:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  4.94 Acres             215,186 Sq. Ft.
  Primary Road Frontage          Timberleaf             400 Feet
  Secondary Road Frontage        None
  Excess Land Area               None
  Shape                          Irregular
  Topography                     Level
  Zoning District                R3-25D- Medium Density Multifamily
  Flood Map Panel No.            060350 0005D
  Flood Zone                     Bus system
  Adjacent Land Uses             Residential uses

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


CONCLUSION


The site is well located and afforded average access and visibility from roadway frontage. The size of the site is typical for the area and use, and there are no known detrimental uses in the immediate vicinity. Overall, there are no known factors which are considered to prevent the site from development to its highest and best use, as if vacant, or adverse to the existing use of the site.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------



                      (This page intentionally left blank)

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


                              IMPROVEMENT ANALYSIS


The following chart depicts the subject's unit mix and building area.


Alderwood:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              19
Number of Stories                2
Gross Building Area              195,000 SF
Net Rentable Area                187,514 SF
Number of Units                  234
Average Unit Size                801 SF
--------------------------------------------------------------------------------
                                                 Percent of  Unit Size
Unit Mix       Comments             No. of Units   Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath         120        51.3%        700       84,000
2BR/1.75BA     Two bed/one 3/4 bath     114        48.7%      1,000      114,000
--------------------------------------------------------------------------------
Total/Average:                          234       100.0%        846      198,000
--------------------------------------------------------------------------------
Source:  CB Richards Ellis, Inc.
--------------------------------------------------------------------------------


Timberleaf:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              9
Number of Stories                2&3
Gross Building Area              107,000 SF
Net Rentable Area                100,052 SF
Number of Units                  124
Average Unit Size                807 SF
--------------------------------------------------------------------------------
                                      No. of     Percent of  Unit Size
Unit Mix       Comments                Units       Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath          60        48.4%        700       42,000
2BR/1.75BA     Two bed/one 3/4 bath      64        51.6%      1,000       64,000
--------------------------------------------------------------------------------
Total/Average:                          124       100.0%        855      106,000
--------------------------------------------------------------------------------
Source:  CB Richards, Inc.
--------------------------------------------------------------------------------


Building plans and specifications were not provided for the preparation of this appraisal. The following is a description of the subject improvements and basic construction features derived from CB Richard Ellis, Inc.'s physical inspection.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


There is some deferred maintenance for a replacement of both project's roof and siding that are deducted from the values herein. The costs were provided by the borrower and we have relied upon these figures. We reserve the right to amend our value conclusions if the cost to cure is different than utilized herein.


CONCLUSION


The improvements are considered to be in average overall condition and are considered to be typical for the age and location in regard to improvement design and layout, as well as interior and exterior amenities. Overall, there are no known factors which could be considered to adversely impact the marketability of any of the subject units or the overall property.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      TAX AND ASSESSMENT DATA
--------------------------------------------------------------------------------


                             TAX AND ASSESSMENT DATA


In  California,  all real property is assessed at 100% of full cash value (which is interpreted to mean market value of the fee simple estate interest) as determined by the County Assessor. Generally a reassessment occurs only when a property is sold (or transferred) or when new construction occurs (as differentiated from replacing existing construction). Assessments for properties that were acquired before the tax year 1975/76 were stabilized as of the tax year 1975/76. Property taxes are limited by State law to 1% of the assessed value plus voter-approved obligations. If no sale (or transfer) occurs or no new building takes place, assessments may not increase by more than 2% annually. Taxes are payable in two equal installments, which become delinquent after December 10 and April 10, respectively.


The following table summarizes the current assessed value and property taxes for the subject.


Alderwood:
------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
290-26-009  $7,612,283   $14,656,417   $76,639   $22,345,339   1.0605%   $236,966.54       $71.30       $237,037.84
------------------------------------------------------------------------------------------------------------------------------------

1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------


Timberleaf:
------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
269-58-057  $3,725,157    $7,707,556   $41,979   $11,474,692   1.0605%   $121,683.33      $349.38       $122,032.71
------------------------------------------------------------------------------------------------------------------------------------

1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------


The subject property's special assessments consist of vector control, traffic mitigation, flood control and open space district funds.


Tax and Assessment Conclusion: CB Richard Ellis Valuation and Advisory Services assumes that all taxes are current. If the subject sold for the value estimated in this report, a reassessment at that value would most likely occur, with tax increases limited to 2% annually thereafter until the property is sold again. The consequences of this reassessment have been considered in the appropriate valuation sections.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------


                              HIGHEST AND BEST USE


In appraisal practice, the concept of highest and best use represents the premise upon which value is based. The four criteria the highest and best use must meet are:

                           o     legal permissibility;
                           o     physical possibility;
                           o     financial feasibility; and
                           o     maximum profitability.

Highest and best use analysis involves assessing the subject both as if vacant and as improved.


AS VACANT


Legal Permissibility


The legally permissible uses were discussed in detail in the site analysis and zoning sections of this report.


Physical Possibility


The physical characteristics of the subject site were discussed in detail in the site analysis. Overall, a wide range of legally permissible uses would be physically possible.


Financial Feasibility


The financial feasibility of a specific property is market driven, and is influenced by surrounding land uses. Based on the subject's specific location and physical characteristics, multi-family residential development of the site in a manner which is complimentary to the surrounding land uses would represent the most likely financially feasible option.


Current market conditions and development activity indicate development of the site with a multi-family residential use would be economically feasible at this time.


Maximum Profitability


The use which results in the maximum profitability of the site is beyond the scope of this assignment. The recipient of the property's productivity (e.g., the lender, equity investor, the public, etc.) greatly determines what the use should be. Regardless, the use for the subject should conform to the neighborhood trends and be consistent with existing land uses.


CONCLUSION:  HIGHEST AND BEST USE AS VACANT


Based on the foregoing analysis, the highest and best use of the site as though vacant would be for multi-family residential development.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------

AS IMPROVED


Legal Permissibility


The subject site was approved for apartment development and the improvements are a legally conforming use.


Physical Possibility


The subject improvements were discussed in detail in the Improvement Analysis. The layout and positioning of the improvements are functional for apartment use based on comparison to neighborhood properties.


Financial Feasibility


The financial feasibility for an apartment property is based on the amount of rent which can be generated, less operating expenses required to generate that income; if a residual amount exists then the land is being to a productive use. As will be indicated in the Income Capitalization Approach, the subject is capable of producing a positive net cash flow and continued utilization of the improvements for apartment is considered financially feasible.


Maximum Profitability


The maximally profitable use of the subject as improved should conform to neighborhood trends and be consistent with existing land uses. Although several uses may generate sufficient revenue to satisfy the required rate of return on investment and provide a return on the land, the single use that produces the highest price or value is typically the highest and best use. However, the recipient of the property's productivity greatly determines what actual use maximizes profitability. It appears there are no alternative uses of the existing improvements which would produce a higher net income and/or value over time than the current use.


CONCLUSION: HIGHEST AND BEST USE AS IMPROVED


Based on the foregoing, the highest and best use of the property as improved is consistent with the existing use, as an apartment development.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        APPRAISAL METHODOLOGY
--------------------------------------------------------------------------------



                              APPRAISAL METHODOLOGY


In appraisal practice, an approach to value is included or omitted based on its applicability to the property type being valued and the quality and quantity of information available.


COST APPROACH


The Cost Approach is based upon the proposition the informed purchaser would pay no more for the subject than the cost to produce a substitute property with equivalent utility. This approach is particularly applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively unique or specialized improvements are located on the site and for which there exist few sales or leases of comparable properties.


SALES COMPARISON APPROACH


The Sales Comparison Approach utilizes sales of comparable properties, adjusted for differences, to indicate a value for the subject. Valuation is typically accomplished using physical units of comparison such as price per square foot, price per unit, price per floor, etc., or economic units of comparison such as gross rent multiplier. Adjustments are applied to the physical units of comparison derived from the comparable sale. The unit of comparison chosen for the subject is then used to yield a total value. Economic units of comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.


INCOME CAPITALIZATION APPROACH


The Income Capitalization Approach reflects the subject's income-producing capabilities. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. Specifically estimated is the amount an investor would be willing to pay to receive an income stream plus reversion value from a property over a period of time. The two common valuation techniques associated with the Income Capitalization Approach are direct capitalization and the discounted cash flow (DCF) analysis.


METHODOLOGY APPLICABLE TO THE SUBJECT


In valuing the subject, only the Sales Comparison and Income Capitalization Approaches are applicable and have been used.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

                            SALES COMPARISON APPROACH


The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each transaction is included in the Addenda.

------------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF COMPARABLE APARTMENT SALES
------------------------------------------------------------------------------------------------------------------------------------
                           Transaction       Year     No.   Avg. Unit    Adj. Sale    Price Per            NOI Per
No.      Name              Type   Date      Built    Units    Size         Price         Unit       Occ.     Unit      OAR

1  Arioso Apartments,      Sale   Jan-00    1999     201     1,015     $46,400,000     $230,846    68%     $16,759    7.26%
   Cupertino, CA

2  Villa De Anza,          Sale   Nov-00    1969     120     1,147     $31,000,000     $258,333     0%     $15,500    6.00%
   Cupertino, CA

3  Waterford Place Apt.,  Escrow  Dec-00    1999     238       923     $50,000,000     $210,084    98%     $17,857    8.50%
   San Jose, CA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      [Map]

                                   "Sales Map"

                               "Subject Alderwood"

                              "Subject Timberleaf"

                                    "Sale 1"

                                    "Sale 2"

                                    "Sale 3"



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

ANALYSIS OF IMPROVED SALES


Sale One sold during construction with values increasing since that time. The average unit size is superior to the subject. The effective age is superior to the subject. Sale Two just sold. The cap rate is based on income in place that was below market, but will roll over the next year. The cap rate based on contract rates was closer to 8.5%. The average unit size is superior to the subject, while the effective age was inferior. Sale Three is in escrow, scheduled to close in December 2000. The effective age of the project and average unit size is superior to the subject.


SUMMARY OF ADJUSTMENTS


Based on the foregoing discussions, the following table presents the adjustments warranted to each sale, as compared to the subject. The following adjustment grid implies a level of accuracy which may not exist in the current market. However, the grid has been included in order to illustrate the magnitude of the warranted adjustments. Use of an adjustment grid in making quantitative adjustments is only appropriate and reliable when the extent of adjustment for each particular factor is well supported and the dollar or percentage adjustment is derived through either paired sales analysis or other data relevant to the market. In instances where paired sales and market data is not readily available, the appraiser must use his best judgment to make a reasonable estimate for the appropriate warranted adjustment.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                    ALDERWOOD
Comparable Number                1          2            3         Subject
Transaction Type               Sale       Sale        Escrow         ---
Transaction Date              Jan-00     Nov-00       Dec-00         ---
Year Built                     1999       1969         1999         1986
No. Units                       201        120          238          234
Avg. Unit Size                 1,015      1,147         923          801
Adjusted Sale Price         $46,400,000 $31,000,000 $50,000,000      ---
Price Per Unit               $230,846   $258,333     $210,084        ---
Occupancy                       68%       100%          98%          95%
NOI Per Unit                  $16,759    $15,500      $17,857      $17,331
OAR                            7.26%      6.00%        8.50%         ---
--------------------------------------------------------------
Adj. Price Per Unit          $230,846   $258,333     $210,084
--------------------------------------------------------------
Conditions of Sale              0%         0%           0%
Market Conditions (Time)        10%        0%           5%
--------------------------------------------------------------
Subtotal                     $253,931   $258,333     $220,588
--------------------------------------------------------------
Age/Quality/Condition           -5%         5%          -5%
Location                         0%         0%           0%
Average Unit Size              -13%       -22%          -7%
Floor Plate                      0%         0%           0%
Amenities                        0%         0%           0%
--------------------------------------------------------------
Total Other Adjustments        -18%       -17%         -12%
--------------------------------------------------------------
Indicated Value Per Unit     $208,223   $214,416     $194,118
--------------------------------------------------------------

--------------------------------------------------------------------------------
Source:    CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                   TIMBERLEAF

Comparable Number                   1               2            3     Subject
Transaction Type                 Sale            Sale       Escrow     ---
Transaction Date               Jan-00          Nov-00       Dec-00     ---
Year Built                       1999            1969         1999     1986
No. Units                         201             120          238     124
Avg. Unit Size                  1,015           1,147          923     807
Adjusted Sale Price       $46,400,000     $31,000,000  $50,000,000     ---
Price Per Unit               $230,846        $258,333     $210,084     ---
Occupancy                         68%            100%          98%     95%
NOI Per Unit                  $16,759         $15,500      $17,857     $16,902
OAR                             7.26%           6.00%        8.50%     ---
------------------------------------------------------------------
Adj. Price Per Unit          $230,846        $258,333     $210,084
------------------------------------------------------------------
Conditions of Sale                 0%              0%           0%
Market Conditions (Time)          10%              0%           5%
------------------------------------------------------------------
Subtotal                     $253,931        $258,333     $220,588
------------------------------------------------------------------
Age/Quality/Condition             -5%              5%          -5%
Location                          0%              0%           0%
Average Unit Size                -13%            -22%          -7%
Floor Plate                        0%              0%           0%
Amenities                          0%              0%           0%
------------------------------------------------------------------
Total Other Adjustments          -18%            -17%         -12%
------------------------------------------------------------------
Indicated Value Per Unit     $208,223        $214,416     $194,118
------------------------------------------------------------------

--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

SALES COMPARISON APPROACH CONCLUSION


Based on the preceding discussions of each comparable and the foregoing adjustment analysis, a price per unit indication near the middle of the range indicated by the comparables is the most appropriate for the subject.


The following table presents the estimated value for the subject as indicated by the Sales Comparison Approach.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                    ALDERWOOD
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             234             X           $200,000    =    $46,800,000
             234             X           $210,000    =    $49,140,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $47,000,000
          Deferred Maintenance                         ($2,241,853)
          Lease-Up Discount                                     $0
          Excess Land Value                                     $0
          Value Indication                             $44,758,147
          Rounded                                      $44,760,000
          Value Per Unit                                  $191,282
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------



         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                   TIMBERLEAF
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             124             X           $200,000    =    $24,800,000
             124             X           $210,000    =    $26,040,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $25,000,000
          Deferred Maintenance                         ($1,249,931)
          Lease-Up Discount                                     $0
          Value Indication                             $23,750,069
          Rounded                                      $23,750,000
          Value Per Unit                                  $191,532
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


                         INCOME CAPITALIZATION APPROACH


The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each comparable is included in the Addenda.


--------------------------------------------------------------------------------
                     SUMMARY OF COMPARABLE APARTMENT RENTALS
--------------------------------------------------------------------------------
Comp.                                             Year     No.   Rent Per
No.              Name              Location      Built   Units     Unit     Occ.
--------------------------------------------------------------------------------
1   Los Padres Village  2250 Monroe Street,      1986     245      $2,005    96%
                        Santa Clara, CA

2   Summerwood          444 Saratoga Ave.,       1970     468      $2,000    99%
                        Santa Clara, CA

3   Laguna Clara        3131 Homestead Road,     1971     264      $1,993    98%
                        Santa Clara, CA

4   Marina Cove         3480 Granada Ave.,       1975     292      $2,161    98%
                        Santa Clara, CA
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


Details on the rental comparables are included in the addenda.


SUBJECT QUOTED RENTS


The following table depicts the subject's unit mix and quoted rental rates.


--------------------------------------------------------------------------------
                            QUOTED RENTS - ALDERWOOD
--------------------------------------------------------------------------------
                   No. of         Unit          Unit       Quoted      Rent
    Type            Units       Size (SF)       Occ.       Rents      Per SF
--------------------------------------------------------------------------------
  1BR/1BA            120          700 SF        99%        $1,960     $2.80
 2BR/1.75BA          114        1,000 SF        99%        $2,450     $2.45
--------------------------------------------------------------------------------
Total/Average:       234          846 SF        99%        $2,199     $2.60
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            QUOTED RENTS - TIMBERLEAF
--------------------------------------------------------------------------------
                   No. of         Unit          Unit        Quoted     Rent
    Type            Units       Size (SF)       Occ.         Rents    Per SF
--------------------------------------------------------------------------------
  1BR/1BA             60          700 SF        100%        $1,960     $2.80
 2BR/1.75BA           64        1,000 SF         98%        $2,400     $2.40
--------------------------------------------------------------------------------
Total/Average:       124          855 SF        100%        $2,187     $2.56
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[Rental Map]
"Rental Map"
"Rental 1 2250 Monroe"
"Rental 2 444 Saratoga"
"Rental 3 3131 Homestead"
"Rental 4 3480 Granada"
"Subject Alderwood"
"Subject Timberleaf"

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


ESTIMATE OF MARKET RENT


In order to estimate the market rates for the various floor plans, the subject unit types have been compared with similar units in the comparable projects. The following is a discussion of each unit type.


One-Bedroom Units

        ---------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                ONE BEDROOM UNITS
        ---------------------------------------------------------
                                                  Rental   Rates
        Comparable                     Size        $/Mo.   $/SF
        ---------------------------------------------------------
        Summerwood                   825 SF       $1,870   $2.27
        Laguna Clara                 823 SF       $1,875   $2.28
        Laguna Clara                 754 SF       $1,840   $2.44
        Los Padres Village           716 SF       $1,791   $2.50
        Marina Cove                  792 SF       $1,995   $2.52
        Laguna Clara                 712 SF       $1,840   $2.58
        Marina Cove                  720 SF       $1,925   $2.67
        Marina Cove                  725 SF       $1,945   $2.68
        Subject - Alderwood          700 SF       $1,960   $2.80
        Subject - Timberleaf         700 SF       $1,960   $2.80
        ---------------------------------------------------------
        Soume: CB Richard Ellis, Inc.
        ---------------------------------------------------------



The subject's quoted rental rates are higher than the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied one bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of one bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated at the quoted rates. It is above the comparables, but recent leasing activity indicates these rents are achievable.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


Two-Bedroom Units

         ------------------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                TWO BEDROOM UNITS
         ------------------------------------------------------------------
                                                          Rental     Rates
         Comparable                              Size      $/Mo.      $/SF
         ------------------------------------------------------------------
         Summerwood                          1,120 SF     $2,130     $1.90
         Laguna Clara                        1,158 SF     $2,305     $1.99
         Laguna Clara                        1,072 SF     $2,155     $2.01
         Summerwood                            970 SF     $2,000     $2.06
         Marina Cove                         1,051 SF     $2,350     $2.24
         Marina Cove                         1,144 SF     $2,600     $2.27
         Marina Cove                         1,056 SF     $2,450     $2.32
         Marina Cove                           900 SF     $2,145     $2.38
         Los Padres Village                    858 SF     $2,051     $2.39
         Subject - Timberleaf                1,000 SF     $2,400     $2.40
         Subject - Aiderwood                 1,000 SF     $2,450     $2.45
         Los Padres Village                    913 SF     $2,326     $2.55
         Los Padres Village                    946 SF     $2,466     $2.61
         ------------------------------------------------------------------
         Source: CB Richard Ellis, Inc.
         ------------------------------------------------------------------


The subject's quoted rental rates are within the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied two bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of two bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated the quoted rates.


MARKET RENT CONCLUSIONS


Based on the foregoing analysis and discussion, the following is the estimate of potential rental income for the subject:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
                                                           MARKET RENT CONCLUSIONS - ALDERWOOD
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
              120      1BR/1BA         700 SF    84,000 SF     $1,960    $2.80   $235,200   $23,520    $33.60    $2,822,400
              114     2BR/1.75BA     1,000 SF   114,000 SF     $2,450    $2.45   $279,300   $29,400    $29.40    $3,351,600
          ------------------------------------------------------------------------------------------------------------------
              234                      846 SF   198,000 SF     $2,199    $2.60   $514,500   $26,385    $31.18    $6,174,000
          ------------------------------------------------------------------------------------------------------------------
          Soume:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
                                                          MARKET RENT CONCLUSIONS - TIMBERLEAF
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
               60      1BR/1BA         700 SF    42,000 SF     $1,960    $2.80   $117,600   $23,520    $33.60    $1,411,200
               64     2BR/1.75BA     1,000 SF    64,000 SF     $2,400    $2.40   $153,600   $28,800    $28.80    $1,843,200
          ------------------------------------------------------------------------------------------------------------------
              124                      855 SF   106,000 SF     $2,187    $2.56   $271,200   $26,245    $30.70    $3,254,400
          ------------------------------------------------------------------------------------------------------------------
          Source:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------

RENT ADJUSTMENTS


Rent adjustments are sometimes necessary to account for differences in rental rates applicable to different units within similar floor plans due to items such as location within the property, view, and level of amenities. These rental adjustments may be in the form of rent premiums or rent discounts. In the case of the subject, rent adjustments are not applicable.


POTENTIAL RENTAL INCOME CONCLUSION


Within this analysis, potential rental income is estimated based on market rental rates over the next twelve months in addition to any applicable rent adjustments. This method of calculating potential rental income is most prevalent in the local market and is consistent with the method used to derive overall capitalization rates from the comparable sales data. This shown later in the direct cap.


RENT ROLL ANALYSIS


The rent roll analysis serves as a cross check to the estimate of market rent for the subject. The collections shown on the rent roll include rent premiums and/or discounts. A copy of the rent roll are included in the addenda.


LOSS TO LEASE


Within the local market, buyers and sellers typically recognize a reduction in potential rental income due to the difference between market and contract rental rates. In this market, lease rates are typically flat and are anticipated to roll to market every 6 to 12 months on average. As a result, actual collections typically lag behind market rates by approximately 6 to 12 months. Based on an annual rent growth rate estimated at 5 to 10%, the loss to lease associated with the subject property is estimated at 5%. This method of calculating rental income is most prevalent in the local market and


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


is consistent with the method used to derive overall capitalization rates from the comparable sales data.

VACANCY AND COLLECTION LOSS


The subject's estimated stabilized occupancy rate was previously analyzed and discussed in the Market Analysis (including an analysis of collection loss). The subject's historical and projected vacancy is detailed as follows:

              -------------------------------------------------------
                           VACANCY AND COLLECTION LOSS
              -------------------------------------------------------
              Year                                             % PGI
              -------------------------------------------------------
              1999                                                5%
              2000 (9 Mos. Annualized*)                           5%
              2001 Budget                                         0%
              CB Richard Ellis, Inc. Estimate                     5%
              -------------------------------------------------------
              Source:  Operating Statements
              -------------------------------------------------------


RENT CONCESSIONS


Rent concessions are currently not prevalent in the local market nor are they present at the subject property.


EFFECTIVE GROSS INCOME


The subject's historical and pro forma effective gross income is detailed as follows:

Alderwood:
              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                Total    % Change
              -------------------------------------------------------
               1999                              $3,854,480      ---
               2000 (9 Mos. Annualized*)         $4,300,404      12%
               2001 Budget                       $5,101,646      19%
               CB Richard Ellis, Inc. Estimate   $5,613,835      10%
              -------------------------------------------------------
               Source: Operating Statements
              -------------------------------------------------------

Timberleaf


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                   Total % Change
               1998                              $1,926,554      ---
               1999                              $1,980,845       3%
               2000 (9 Mos. Annualized*)         $2,233,631      13%
               2001 Budget                       $2,659,116      19%
               CB Richard Ellis, Inc. Estimate   $2,975,096      12%
              -------------------------------------------------------
               Soume: Operating Statements
              -------------------------------------------------------

OPERATING EXPENSE ANALYSIS


In estimating the operating expenses for the subject, the actual operating history has been analyzed, along with expense data from IREM and comparable apartment properties (not presented herein). The following table presents the available operating expense history for the subject.

--------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Alderwood
--------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     ------------------   -------------------  ---------------------- --------------------
        Income
          Rental Income              $3,698,110 $15,804   $3,747,035  $16,013    $4,253,607   $18,178 $5,070,250   $21,668
          Retained Deposits              13,818      59       19,036       81        18,188        78     17,032        73
          Other Income                   98,063     419       88,409      378        28,609       122     14,364        61
                                     ------------------   -------------------  ---------------------- --------------------
          Effective Gross Income     $3,809,991 $16,282   $3,854,480  $16,472    $4,300,404    18,378 $5,101,646   $21,802
        Expenses
          Real Estate Tax              $231,040    $987     $233,764     $999      $234,765    $1,003   $240,253    $1,027
          Property Insurance             56,048     240       51,271      219        60,629       259     68,771       294
          Utilities                     130,038     556      127,689      546       125,357       536    123,411       527
          Non-Revenue Units                 -       -            -        -             -         -          -         -
          Repairs and Maintenance        81,950     350       84,429      361        77,168       330     89,336       382
          Landscaping                    46,306     198       45,530      195        43,160       184     48,486       207
          Administrative                 79,379     339       80,811      345        80,449       344     83,973       359
          Payroll                       206,280     882      222,096      949       265,461     1,134    284,647     1,216
          Management Fee                201,662     862      198,534      848       221,275       946    269,512     1,152
          Reserves for Replacement          -       -            -        -             -         -          -         -
                                     ------------------   -------------------  ---------------------- --------------------
          Operating Expenses         $1,032,703  $4,413   $1,044,124   $4,462    $1,108,265    $4,736  1,208,389    $5,164
                                     ------------------   -------------------  ---------------------- --------------------
        Net Operating Income         $2,777,288  11,869   $2,810,356  $12,010    $3,192,139   $13,642 $3,893,257   $16,638

        * January - September
--------------------------------------------------------------------------------------------------------------------------
        Source:  Operating statements
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Timberleaf
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                     -------------------  -------------------- ----------------------- --------------------
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     -------------------  -------------------- ----------------------- --------------------
         Income
            Rental Income            $1,877,321  $15,140   $1,926,889  $15,539    $2,198,799   $17,732 $2,636,890   $21,265
            Retained Deposits Income      5,186       42        9,559       77        16,421       132     11,828        95
            Other Income                 44,047      355       44,397      358        18,411       148     10,398        84
                                     -------------------  -------------------- ----------------------  --------------------
            Effective Gross Income   $1,926,554  $15,537   $1,980,845  $15,975    $2,233,631   $18,013 $2,659,116   $21,444
          Expenses
            Real Estate Taxes          $118,949     $959     $120,359     $971      $120,636      $973   $123,456      $996
            Property Insurance           30,108      243       29,851      241        32,680       264     36,991       298
            Utilities                    71,722      578       73,471      593        73,061       589     74,804       603
            Mon-Revenue Units               -        -            -        -             -         -          -         -
            Repairs and Maintenance      60,510      488       49,806      402        55,308       446     54,239       437
            Landscaping                  29,044      234       27,669      223        25,925       209     27,630       223
            Administrative               68,493      552       63,974      516        58,405       471     63,562       513
            Payroll                     145,949    1,177      156,291    1,260       158,119     1,275    174,900     1,410
            Management Fee              100,924      814      101,715      820       144,275     1,164    145,275     1,172
            Reserves for Replacement        -        -            -        -             -         -          -         -
                                     -------------------  -------------------- ----------------------- --------------------
            Operating Expenses         $625,699    5,046     $623,136   $5,025      $668,409    $5,390   $700,857    $5,652
                                     -------------------  -------------------- ----------------------- --------------------
          Net Operating Income       $1,300,855  $10,491   $1,357,709  $10,949    $1,565,221   $12,623 $1,958,259   $15,792

          * January - September
------------------------------------------------------------------------------------------------------------------------------------
          Source:  Operating statements
------------------------------------------------------------------------------------------------------------------------------------

Reserves for Replacement


Reserves  for  replacement   have  been  estimated  based  on  discussions  with
knowledgeable market participants who indicate a range from $150 to $500 per unit for comparable properties. We estimated $400 for the subject.


DIRECT CAPITALIZATION


Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into a value indication. The following subsections represent different techniques for deriving an overall capitalization rate for direct capitalization.


Comparable Sales


The OAR's confirmed for the comparable sales analyzed in the Sales Comparison Approach are as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         COMPARABLE CAPITALIZATION RATES
--------------------------------------------------------------------------------
                      Sale         Sale Price                    Pro Forma
      Sale            Date           $/Unit       Occupancy         OAR
       1             Jan-00         $230,846          68%          7.26%
       2             Nov-00         $258,333         100%          6.00%
       3             Dec-00         $210,084          98%          8.50%
--------------------------------------------------------------------------------
Indicated OAR:                                                    8.50%
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Based on the subject's current occupancy level and its competitive position in the local market versus the comparables, an OAR in the upper portion of the range indicated by the comparables is considered appropriate.


Published Investor Surveys


The results of the most recent National Investor Survey, published by CB Richard Ellis, Inc., are summarized in the following table.


--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATES - APARTMENT
--------------------------------------------------------------------------------
        Investor Survey          OAR Range            Average
        Class A                8.0% - 9.8%               8.5%
        Class B                8.3% - 10.0%              9.2%
        Class C                8.5% - 12.0%              9.9%
--------------------------------------------------------------------------------
        Indicated OAR:                                 8.50%
--------------------------------------------------------------------------------
 Source: CB Richard Ellis, Inc. National Investor Survey, Fourth Quarter 1999



The subject is considered to be a Class A/B property. Because of the subject's location, an OAR near the middle to lower end of the range indicated in the preceding table is considered appropriate.


Market Participants


Market participants noted cap rates rising in the market for proforma rents due to the increase in rental rates from January of over 35% year to date. Most noted rates around 8.0 to 9.0%.


CAPITALIZATION RATE CONCLUSION


The following table summarizes the OAR conclusions.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATE - CONCLUSION
--------------------------------------------------------------------------------
          Source                                Indicated OAR
          Comparable Sales                              8.50%
          National Investor Survey                       8.50%
          Market Participants                       8 to 9.0%
          CB Richard Ellis, Inc. Estimate               8.50%
--------------------------------------------------------------------------------
          Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


DIRECT CAPITALIZATION SUMMARY


A summary of the direct capitalization of the subject at stabilized occupancy is illustrated in the following table.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DIRECT CAPITALIZATION SUMMARY - Alderwood
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 -----------------------------
    Potential Rental Income                         $26,385         $6,174,000
    Loss to Lease                    5.00%           (1,319)          (308,700)
    Vacancy and Collection Loss      5.00%           (1,253)          (293,265)
                                                 -----------------------------
  Net Rental Income                                 $23,812         $5,572,035

    Retained Deposits                                    60             14,000
    Other Income                                        128             30,000
    Vacancy and Collection Loss      5.00%              (9)            (2,200)
                                                 -----------------------------
  Effective Gross Income                            $23,991         $5,613,835

  Expenses
    Real Estate Taxes                               $2,063           $482,661
    Property Insurance                                  294             68,796
    Utilities                                           540            126,360
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             382             89,388
    Landscaping                                         207             48,438
    Administrative                                      359             84,006
    Payroll                                           1,216            284,544
    Management Fee                   5.00%            1,200            280,692
    Reserves for Replacement                            400             93,600
                                                 -----------------------------
  Operating Expenses                                 $6,660         $1,558,485
                                                 -----------------------------
  Operating Expense Ratio                                               27.76%
  Net Operating Income                           $17,330.56         $4,055,350
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $47,710,004
  Deferred Maintenance                                              (2,241,853)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $45,468,151
  Rounded                                                          $45,500,000
  Value Per Unit                                                      $194,308

                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $46,913,900
                                                      8.50%        $45,468,200
                                                      8.75%        $44,105,000

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



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                                       44

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DIRECT CAPITALIZATION SUMMARY - Timberleaf
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 ----------     --------------
    Potential Rental Income                         $26,245         $3,254,400
    Loss to Lease                    5.00%           (1,312)          (162,720)
    Vacancy and Collection Loss      5.00%           (1,247)          (154,584)
                                                 ----------     --------------
  Net Rental Income                                 $23,686         $2,937,096

    Retained Deposits                                    81             10,000
    Other Income                                        242             30,000
    Vacancy and Collection Loss      5.00%              (16)            (2,000)
                                                 ----------     --------------
  Effective Gross Income                            $23,993         $2,975,096

  Expenses
    Real Estcite Taxes                               $2,007           $248,858
    Property Insurance                                  298             36,952
    Utilities                                           603             74,772
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             437             54,188
    Landscaping                                         223             27,652
    Administrative                                      513             63,612
    Payroll                                           1,410            174,840
    Management Fee                   5.00%            1,200            148,755
    Reserves for Replacement                            400             49,600
                                                 ----------     --------------
  Operating Expenses                                 $7,091           $879,288
                                                 ----------     --------------
  Operating Expense Ratio                                               29.55%
  Net Operating Income                           $16,902.16         $2,095,868
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $24,657,265
  Deferred Maintenance                                              (1,249,931)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $23,407,334
  Rounded                                                          $23,400,000
  Value Per Unit                                                      $188,769
                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $24,154,500
                                                      8.50%        $23,407,300
                                                      8.75%        $22,702,800

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


CONCLUSION OF INCOME CAPITALIZATION APPROACH


The conclusions via the valuation methods employed for this approach are as follows:


--------------------------------------------------------------------------------
                      INCOME CAPITALIZATION APPROACH VALUES
--------------------------------------------------------------------------------
                          Direct Capitalization Method
     Alderwood                                              $45,500,000
     Timberleaf                                             $23,400,000
--------------------------------------------------------------------------------
     Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      RECONCILIATION OF VALUE
--------------------------------------------------------------------------------


                            RECONCILIATION OF VALUE


The value indications from the approaches to value are summarized as follows:


         -----------------------------------------------------------------
                          SUMMARY OF VALUE CONCLUSIONS
         -----------------------------------------------------------------
                                                As Is             As Is
                                              Alderwood        Timberleaf
         -----------------------------------------------------------------
           Cost Approach                            N/A                N/A
         -----------------------------------------------------------------
           Sales Comparison Approach        $23,750,000        $44,760,000
           Income Capitalization Approach   $23,400,000        $45,500,000
           Reconciled Value                 $23,400,000        $45,500,000
         -----------------------------------------------------------------
           Source: CB Richard Ellis, Inc.
         -----------------------------------------------------------------

The Cost Approach typically gives a reliable value indication when there is evidence for the replacement cost estimate and when there is minimal depreciation contributing to a loss in value which must be estimated. Considering the amount of depreciation present in the property, the reliability of the Cost Approach is somewhat diminished. Therefore, the Cost Approach is considered less applicable to the subject and is not used herein.


In the Sales Comparison Approach, the subject property is compared to similar properties that have been sold recently or for which listing prices or offers are known. The sales used in this analysis are considered fairly comparable to the subject, and the required adjustments were based on reasonable and well supported rationale. In addition, market participants are currently analyzing purchase prices on investment properties as they relate to available substitutes in the market. Therefore, the Sales Comparison Approach is considered to provide a reliable value indication and has been given emphasis in the final value reconciliation.


The Income Capitalization Approach is applicable to the subject property since it is an income producing property leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Capitalization Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value estimate.


Based on the foregoing, the market value of the subject has been concluded as follows:


--------------------------------------------------------------------------------
                             MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------
Location  Appraisal Premise  Interest Appraised  Date of Value  Value Conclusion
--------------------------------------------------------------------------------
Alderwood      As Is            Fee Simple      December 5, 2000     $45,500,000
Timberleaf     As Is            Fee Simple      December 5, 2000     $23,400,000
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



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                                       47

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------


                       ASSUMPTIONS AND LIMITING CONDITIONS

Unless otherwise specifically noted in the body of the report, it is assumed that title to the property or properties appraised is clear and marketable and that there are no recorded or unrecorded matters or exceptions to total that would adversely affect marketability or value. CB Richard Ellis, Inc. is not aware of any title defects nor has it been advised of any unless such is specifically noted in the report. CB Richard Ellis, Inc., however, has not examined title and makes no representations relative to the condition thereof. Documents dealing with liens, encumbrances, easements, deed restrictions, clouds and other conditions that may affect the quality of title have not been reviewed. Insurance against financial loss resulting in claims that may arise out of defects in the subject property's title should be sought from a qualified title company that issues or insures title to real property.

Unless otherwise  specifically  noted in the body of this report, it is assumed:
  that the existing improvements on the property or properties being appraised are structurally sound, seismically safe and code conforming; that all building systems (mechanical/electrical, HVAC, elevator, plumbing, etc.) are in good working order with no major deferred maintenance or repair required; that the roof and exterior are in good condition and free from intrusion by the elements; that the property or properties have been engineered in such a manner that the improvements, as currently constituted, conform to all applicable local, state, and federal building codes and ordinances. CB Richard Ellis, Inc. professionals are not engineers and are not competent to judge matters of an engineering nature. CB Richard Ellis, Inc. has not retained independent structural, mechanical, electrical, or civil engineers in connection with this appraisal and, therefore, makes no representations relative to the condition of improvements. Unless otherwise specifically noted in the body of the report: no problems were brought to the attention of CB Richard Ellis, Inc. by ownership or management; CB Richard Ellis, Inc. inspected less than 100% of the entire interior and exterior portions of the improvements; and CB Richard Ellis, Inc. was not furnished any engineering studies by the owners or by the party requesting this appraisal. If questions in these areas are critical to the decision process of the reader, the advice of competent engineering consultants should be obtained and relied upon. It is specifically assumed that any knowledgeable and prudent purchaser would, as a precondition to closing a sale, obtain a satisfactory engineering report relative to the structural integrity of the property and the integrity of building systems. Structural problems and/or building system problems may not be visually detectable. If engineering consultants retained should report negative factors of a material nature, or if such are later discovered, relative to the condition of improvements, such information could have a substantial negative impact on the conclusions reported in this appraisal. Accordingly, if negative findings are reported by engineering consultants, CB Richard Ellis, Inc. reserves the right to amend the appraisal conclusions reported herein.

Unless otherwise stated in this report, the existence of hazardous material, which may or may not be present on the property was not observed by the appraisers. CB Richard Ellis, Inc. has no knowledge of the existence of such materials on or in the property. CB Richard Ellis, Inc., however, is not qualified to detect such substances. The presence of substances such as asbestos, urea formaldehyde foam insulation, contaminated groundwater or other potentially hazardous materials may affect the value of the property. The value estimate is predicated on the assumption that there is no such material on or in the property that would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field, if desired.

  We have inspected, as thoroughly as possible by observation, the land; however, it was impossible to personally inspect conditions beneath the soil. Therefore, no representation is made as to these matters unless specifically considered in the appraisal.

All  furnishings,  equipment  and business  operations,  except as  specifically
  stated  and  typically  considered  as  part  of  real  property,   have  been
  disregarded with only real property being considered in the report unless otherwise stated. Any existing or proposed improvements, on or off-site, as well as any alterations or repairs considered, are assumed to be completed in a workmanlike manner according to standard practices based upon the information submitted to CB Richard Ellis, Inc. This report may be subject to amendment upon re-inspection of the subject property subsequent to repairs, modifications, alterations and completed new construction. Any estimate of Market Value is as of the date indicated; based upon the information, conditions and projected levels of operation.

  It is assumed that all factual data furnished by the client, property owner, owner's representative, or persons designated by the client or owner to supply said data are accurate and correct unless otherwise specifically noted in the appraisal report. Unless otherwise specifically noted in the appraisal report, CB Richard Ellis, Inc. has no reason to believe that any of the data furnished contain any material error. Information and data referred to in this paragraph include, without being limited to, numerical street addresses, lot and block numbers, Assessor's Parcel Numbers, land dimensions, square footage area of the land, dimensions of the improvements, gross building areas, net rentable areas, usable areas, unit count, room count, rent schedules, income data, historical operating expenses, budgets, and related data. Any material error in any of the above data could have a substantial impact on the conclusions reported. Thus, CB Richard Ellis, Inc. reserves the right to amend conclusions reported if made aware of any such error. Accordingly,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

  the client-addressee should carefully review all assumptions, data, relevant calculations, and conclusions within 30 days after the date of delivery of this report and should immediately notify CB Richard Ellis, Inc. of any questions or errors.

The date of value to which any of the conclusions and opinions expressed in this report apply, is set forth in the Letter of Transmittal. Further, that the dollar amount of any value opinion herein rendered is based upon the purchasing power of the American Dollar on that date. This appraisal is based on market conditions existing as of the date of this appraisal. Under the terms of the engagement, we will have no obligation to revise this report to reflect events or conditions which occur subsequent to the date of the appraisal. However, CB Richard Ellis, Inc. will be available to discuss the necessity for revision resulting from changes in economic or market factors affecting the subject.

CB Richard Ellis, Inc. assumes no private deed restrictions, limiting the use of the subject property in any way.

Unless otherwise noted in the body of the report, it is assumed that there are no mineral deposit or subsurface rights of value involved in this appraisal, whether they be gas, liquid, or solid. Nor are the rights associated with extraction or exploration of such elements considered unless otherwise stated in this appraisal report. Unless otherwise stated it is also assumed that there are no air or development rights of value that may be transferred.

CB Richard Ellis, Inc. is not aware of any contemplated public initiatives, governmental development controls, or rent controls that would significantly affect the value of the subject.

The estimate of Market Value, which may be defined within the body of this report, is subject to change with market fluctuations over time. Market value is highly related to exposure, time promotion effort, terms, motivation, and conclusions surrounding the offering. The value estimate(s) consider the productivity and relative attractiveness of the property, both physically and economically, on the open market.

Any cash flows included in the analysis are forecasts of estimated future operating characteristics are predicated on the information and assumptions contained within the report. Any projections of income, expenses and economic conditions utilized in this report are not predictions of the future. Rather, they are estimates of current market expectations of future income and expenses. The achievement of the financial projections will be affected by fluctuating economic conditions and is dependent upon other future occurrences that cannot be assured. Actual results may vary from the projections considered herein. CB Richard Ellis, Inc. does not warrant these forecasts will occur. Projections may be affected by circumstances beyond the current realm of knowledge or control of CB Richard Ellis, Inc.

Unless specifically set forth in the body of the report, nothing contained herein shall be construed to represent any direct or indirect recommendation of CB Richard Ellis, Inc. to buy, sell, or hold the properties at the value stated. Such decisions involve substantial investment strategy questions and must be specifically addressed in consultation form.

Also, unless otherwise noted in the body of this report, it is assumed that no changes in the present zoning ordinances or regulations governing use, density, or shape are being considered. The property is appraised assuming that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, nor national government or private entity or organization have been or can be obtained or renewed for any use on which the value estimates contained in this report is based, unless otherwise stated.

This  study  may not be  duplicated  in whole or in part  without  the  specific written consent of CB Richard Ellis, Inc. nor may this report or copies hereof be transmitted to third parties without said consent, which consent CB Richard Ellis, Inc. reserves the right to deny. Exempt from this restriction is duplication for the internal use of the client-addressee and/or transmission to attorneys, accountants, or advisors of the client-addressee. Also exempt from this restriction is transmission of the report to any court, governmental authority, or regulatory agency having jurisdiction over the party/parties for whom this appraisal was prepared, provided that this report and/or its contents shall not be published, in whole or in part, in any public document without the express written consent of CB Richard Ellis, Inc. which consent CB Richard Ellis, Inc. reserves the right to deny. Finally, this report shall not be advertised to the public or otherwise used to induce a third party to purchase the property or to make a "sale" or "offer for sale" of any "security", as such terms are defined and used in the Securities Act of 1933, as amended. Any third party, not covered by the exemptions herein, who may possess this report, is advised that they should rely on their own independently secured advice for any decision in connection with this property. CB Richard Ellis, Inc. shall have no accountability or responsibility to any such third party.

Any value estimate provided in the report applies to the entire property, and any pro ration or division of the title into fractional interests will invalidate the value estimate, unless such pro ration or division of interests has been set forth in the report.

The distribution of the total valuation in this report between land and improvements applies only under the existing program of utilization. Component values for land and/or buildings are not intended to be used in conjunction with any other property or appraisal and are invalid if so used.

The maps, plats, sketches, graphs, photographs and exhibits included in this report are for illustration purposes only and are to be utilized only to assist in visualizing matters discussed within this report. Except as specifically stated, data

--------------------------------------------------------------------------------
                                       49
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--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

  relative to size or area of the subject and comparable properties has been obtained from sources deemed accurate and reliable. None of the exhibits are to be removed, reproduced, or used apart from this report.

No opinion is intended  to be  expressed  on  matters  which may  require  legal expertise or specialized investigation or knowledge beyond that customarily employed by real estate appraisers. Values and opinions expressed presume that environmental and other governmental restrictions/conditions by applicable agencies have been met, including but not limited to seismic hazards, flight patterns, decibel levels/noise envelopes, fire hazards, hillside ordinances, density, allowable uses, building codes, permits, licenses, etc. No survey, engineering study or architectural analysis has been made known to CB Richard Ellis, Inc. unless otherwise stated within the body of this report. If the Consultant has not been supplied with a termite inspection, survey or occupancy permit, no responsibility or representation is assumed or made for any costs associated with obtaining same or for any deficiencies discovered before or after they are obtained. No representation or warranty is made concerning obtaining these items. CB Richard Ellis, Inc. assumes no responsibility for any costs or consequences arising due to the need, or the lack of need, for flood hazard insurance. An agent for the Federal Flood Insurance Program should be contacted to determine the actual need for Flood Hazard Insurance.

Acceptance and/or use of this report constitutes full acceptance of the Contingent and Limiting Conditions and special assumptions set forth in this report. It is the responsibility of the Client, or client's designees, to read in full, comprehend and thus become aware of the aforementioned contingencies and limiting conditions. Neither the Appraiser nor CB Richard Ellis, Inc. assumes responsibility for any situation arising out of the Client's failure to become familiar with and understand the same. The Client is advised to retain experts in areas that fall outside the scope of the real estate appraisal/consulting profession if so desired.

CB Richard Ellis, Inc. assumes that the subject property analyzed herein will be under prudent and competent management and ownership; neither inefficient or super-efficient.

It is assumed that there is full compliance with all applicable federal, state, and local environmental regulations and laws unless noncompliance is stated, defined and considered in the appraisal report.

No survey of the boundaries of the property was undertaken. All areas and dimensions furnished are presumed to be correct. It is further assumed that no encroachments to the realty exist.

The Americans with  Disabilities  Act (ADA) became  effective  January 26, 1992.
  Notwithstanding any discussion of possible readily achievable barrier removal construction items in this report, CB Richard Ellis, Inc. has not made a specific compliance survey and analysis of this property to determine whether it is in conformance with the various detailed requirements of the ADA. It is possible that a compliance survey of the property together with a detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the ADA. If so, this fact could have a negative effect on the value estimated herein. Since CB Richard Ellis, Inc. has no specific information relating to this issue, nor is CB Richard Ellis, Inc. qualified to make such an assessment, the effect of any possible non-compliance with the requirements of the ADA was not considered in estimating the value of the subject property.

Client shall not indemnify  Appraiser or hold Appraiser harmless unless and only to the extent that the Client misrepresents, distorts, or provides incomplete or inaccurate appraisal results to others, which acts of the Client proximately result in damage to Appraiser. The Client shall indemnify and hold Appraiser harmless from any claims, expenses, judgments or other items or costs arising as a result of the Client's failure or the failure of any of the Client's agents to provide a complete copy of the appraisal report to any third party. In the event of any litigation between the parties, the prevailing party to such litigation shall be entitled to recover from the other reasonable attorney fees and costs.

The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.

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                                       50
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ALDERWOOD AND TIMBERLEAF APARTMENTS                                      ADDENDA
--------------------------------------------------------------------------------



                                     ADDENDA



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------


                                   ADDENDUM A


                                GLOSSARY OF TERMS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

assessed value   Assessed value applies in ad valorem taxation and refers to the value of a property according to the tax rolls. Assessed value may not conform to market value, but it is usually calculated in relation to a market value base. (+)

cash equivalency   The  procedure  in  which  the  sale  prices  of   comparable
  properties sold with atypical financing are adjusted to reflect typical market terms.

contract, coupon, face, or nominal rent   The nominal  rent payment specified in
  the lease contract. It does not reflect any offsets for free rent, unusual tenant improvement conditions, or other factors that may modify the effective rent payment.

coupon rent
  See  Contract, Coupon, Face, or Nominal Rent

effective rent   1) The rental rate net of financial concessions such as periods of no rent during a lease term; may be calculated on a discounted basis, reflecting the time value of money, or on a simple, straight-line basis. ++ 2) The economic rent paid by the lessee when normalized to account for financial concessions, such as escalation clauses, and other factors. Contract, or normal, rents must be converted to effective rents to form a consistent basis of comparison between comparables.

face rent
  See  Contract, Coupon, Face, or Nominal Rent

fee simple estate   Absolute  ownership  unencumbered  by any other  interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat. (++)

floor area ratio (FAR)   The relationship between the above-ground floor area of
  a building, as described by the building code, and the area of the plot on which it stands; in planning and zoning, often expressed as a decimal, e.g., a ratio of 2.0 indicates that the permissible floor area of a building is twice the total land area; also called building-to-land ratio. (++)

full service lease   A lease  in  which  rent  covers  all  operating  expenses.
  Typically, full service leases are combined with an expense stop, the expense level covered by the contract lease payment. Increases in expenses above the expense stop level are passed through to the tenant and are known as expense pass-throughs.

going concern value   Going  concern  value is  the  value of a proven  property operation. It includes the incremental value associated with the business concern, which is distinct from the value of the real estate only. Going concern value includes an intangible enhancement of the value of an operating business enterprise which is produced by the assemblage of the land, building, labor, equipment, and marketing operation. This process creates an economically viable business that is expected to continue. Going concern value refers to the total value of a property, including both real property and intangible personal property attributed to the business value. (+)

gross building area (GBA)   The sum of all  areas at each  floor as measured to
  the exterior walls.

insurable value   Insurable   Value   is  based   on  the   replacement   and/or
  reproduction cost of physical items that are subject to loss from hazards. Insurable value is that portion of the value of an asset or asset group that is acknowledged or recognized under the provisions of an applicable loss insurance policy. This value is often controlled by state law and varies from state to state. +

investment value   Investment   value  is  the  value  of  an  investment  to  a
  particular investor based on his or her investment requirements. In contrast to market value, investment value is value to an individual, not value in the marketplace. Investment value reflects the subjective relationship between a particular investor and a given investment. When measured in dollars, investment value is the price an investor would pay for an investment in light of its perceived capacity to satisfy his or her desires, needs, or investment goals. To estimate investment value, specific investment criteria must be known. Criteria to evaluate a real estate investment are not necessarily set down by the individual investor; they may be established by an expert on real estate and its value, that is, an appraiser. (+)

leased fee
  See leased fee estate

leased fee estate    An ownership  interest held by a landlord with the right of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease. (++)

leasehold
  See leasehold estate

leasehold estate   The  interest  held by  the  lessee  (the  tenant or  renter)
  through a lease conveying the rights of use and occupancy for a stated term under certain conditions. (++)

load factor   The amount added to usable area to calculate the rentable area. It is also referred to as a "rentable  add-on factor"  which,  according to BOMA,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

  "is computed by dividing the difference between the usable square footage and rentable square footage by the amount of the usable area. Convert the figure into a percentage by multiplying by 100.

market value "as if complete" on the appraisal date   Market    value    as   if
  complete on the appraisal date is an estimate of the market value of a property with all construction, conversion, or rehabilitation hypothetically completed, or under other specified hypothetical conditions as of the date of the appraisal. With regard to properties wherein anticipated market conditions indicate that stabilized occupancy is not likely as of the date of completion, this estimate of value should reflect the market value of the property as if complete and prepared for occupancy by tenants.

market value "as is" on the appraisal date   Market   value   "as   is"  on  the
  appraisal date is an estimate of the market value of a property in the condition observed upon inspection and as it physically and legally exists without hypothetical conditions, assumptions, or qualifications as of the date of appraisal.

market value   Market  value is one of the  central  concepts  of the  appraisal practice. Market value is differentiated from other types of value in that it is created by the collective patterns of the market. Market value means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: 1) A reasonable time is allowed for exposure in the open market; 2) Both parties are well informed or well advised, and acting in what they consider their own best interests; 3) Buyer and seller are typically motivated; 4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and 5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. (Section)

marketing period   The time it takes an interest in real property to sell on the market subsequent to the date of an appraisal. (++)

net lease   Lease  in  which  all or some of the  operating  expenses  are  paid directly by the tenant. The landlord never takes possession of the expense payment. In a Triple Net Lease all operating expenses are the responsibility of the tenant, including property taxes, insurance, interior maintenance, and other miscellaneous expenses. However, management fees and exterior maintenance are often the responsibility of the lessor in a triple net lease. A modified net lease is one in which some expenses are paid separately by the tenant and some are included in the rent.

net rentable area (NRA)   1) The area on which rent is computed. 2) The Rentable
  Area of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the building. Include space such as mechanical room, janitorial room, restrooms, and lobby of the floor. (*)

nominal rent
  See  Contract, Coupon, Face, or Nominal Rent

prospective future value "upon completion of construction"   Prospective  future
  value "upon completion of construction" is the prospective value of a property on the future date that construction is completed, based upon market conditions forecast to exist, as of that completion date. The value estimate at this stage is stated in current dollars unless otherwise indicated.

prospective  future  value  "upon  reaching stabilized  occupancy"   Prospective
  future value "upon reaching stabilized occupancy" is the prospective value of a property at a future point in time when all improvements have been physically constructed and the property has been leased to its optimum level of long-term occupancy. The value estimate at this stage is stated in current dollars unless otherwise indicated.

reasonable exposure time   The  estimated  length of time the property  interest
  being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective estimate based upon an analysis of past events assuming a competitive and open market. (++)

rent
  See
  full service lease
  net lease
  contract, coupon, face, or nominal rent
  effective rent

shell space   Space  which  has  not  had  any  interior  finishing   installed,
  including even basic improvements such as ceilings and interior walls, as well as partitions, floor coverings, wall coverings, etc..


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Usable Area   1) The area  actually used by  individual  tenants.  2) The Usable
  Area of an office building is computed by measuring to the finished surface of the office side of corridor and other permanent walls, to the center of partitions that separate the office from adjoining usable areas, and to the inside finished surface of the dominant portion of the permanent outer building walls. Excludes areas such as mechanical rooms, janitorial room, restrooms, lobby, and any major vertical penetrations of a multi-tenant floor. (*)

use value   Use  value is a concept  based on the  productivity  of an  economic good. Use value is the value a specific property has for a specific use. Use value focuses on the value the real estate contributes to the enterprise of which it is a part, without regard to the property's highest and best use or the monetary amount that might be realized upon its sale. (+)

value appraised   During  the  real  estate  development   process,  a  property
  typically progresses from a state of unimproved land to construction of improvements to stabilized occupancy. In general, the market value associated with the property increases during these stages of development. After reaching stabilized occupancy, ongoing forces affect the property during its life, including a physical wear and tear, changing market conditions, etc. These factors continually influence the property's market value at any given point in time. See also market value "as is" on the appraisal date market value "as if complete" on the appraisal date prospective future value "upon completion of construction" prospective future value "upon reaching stabilized occupancy"



---------------------------------------------------------------

+  The Appraisal of Real Estate, Eleventh Edition, Appraisal Institute, 1996.

++  The Dictionary of Real Estate Appraisal, Third Edition, 1993.

s. The Office of the Comptroller of the Currency, 12 CFR Part 34, Subpart C, [omega]34.42(f), August 24, 1990. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition, and the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1992 edition. This definition is also compatible with the OTS, RTC, FDIC, NCUA, and the Board of Governors of the Federal Reserve System definition of market value.

* 1990 BOMA Experience Exchange Report, Income/Expense Analysis for Office Buildings (Building Owners and Managers Association, 1990)

++ Statement on Appraisal Standard No. 6, Appraisal Standards Board of The Appraisal Foundation, September 19, 1992.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------


                                   ADDENDUM B


                             ADDITIONAL PHOTOGRAPHS

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------



                              [photo of courtyard]
                               "view of Alderwood"

                               [photo of kitchen]
                           "View of Alderwood kitchen"

                             [photo of living area]
                         "View of Alderwood Living Area"

                               [photo of bathroom]
                          "View of Alderwood bathroom"

                                 [photo of pool]
                              "View of Timberleaf"

                          [photo of Timberleaf Kitchen]
                          "View of Timberleaf Kitchen"

              [photo of Timberleaf living room] "View of Timberleaf
                living room - second floor with vaulted ceilings"

                           [photo of Timberleaf bathroom]
                          "View of Timberleaf bathroom"

                       (This page intentionally omitted)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS        ADDENDUM C IMPROVED COMPARABLE SALES
--------------------------------------------------------------------------------


                                   ADDENDUM C

                            IMPROVED COMPARABLE SALES


--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                           Summary Of Comparable Apartment Sales
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Sales     Sales
                                                                                                                 Price     Price
 Sale                         Sale                    Year     No.    Avg Unit    Occupancy                       Per       Per
  No.     Name/Location       Date     Sale Price     Built   Units   Size(SF)     at Sale     OER       OAR       SF       Unit
 ===================================================================================================================================
 1     Arioso Apartments      01/00     $46,400,000    1999    201    1,015        68%        30.80%    7.26%    $227.38  $230,846
       19608 Pruneridge
       Avenue
       Cupertino, CA

 2     Villa De Anza         1 BR, 1    $31,000,000    1969    120    1,147       100%          N/A     6.00%    $225.23  $258,333
       20200 Lucille Ave.     BA00
       Cupertino, CA

 3     Waterford Place Apt.   12/00     $50,000,000    1999    238      923        98%          N/A     8.50%    $227.61  $210,084
       1700 N. First Street
       San Jose, CA
 ----------------------------------------------------------------------------------------------------------------------------------

 Compiled by:  CB Richard Ellis
-----------------------------------------------------------------------------------------------------------------------------------

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Location Data
      Property Name:             Arioso Apartments
      Location:                  19608 Pruneridge Avenue
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   316-05-171
      Atlas Reference:           832-F6

Physical Data
      Type:                      Garden
      Land Area:                 6.43000 Acres
      Gross Livable Area:        204,064 SF
      Number of Units:           201
      Average Unit Size:         1,015 SF
      Year Built:                1999
      # of Stories:              3
      Condition:                 Excellent
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:         pool, spa

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       01/00
      Marketing Time:            N/A
      Grantor:                   SNK Realty
      Grantee:                   Stonesfair Financial Corp.
      Document No.:              N/A  Rec. Date:01/26/2000
      Sale Price:                $46,400,000
      Financing:                 Market Terms
      Cash Equivalent Price:     $46,400,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $46,400,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
          1 BR, 1 BA          18             8              534
          1 BR, 1 BA          9              4              546
          1 BR, 1 BA          36            17              792
          1 BR, 1 BA          18             8              829
          2 BR, 2 BA          56            27              1197
          2 BR, 2 BA          4              1              1213
          2 BR, 2 BA          60            29              1237
      ----------------------------------------------------------------
            Totals           201            100           204,064
      ----------------------------------------------------------------


--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Financial Data
     Assumptions & Forecast:              Appraiser
     Occupancy at Sale:                   68%
     Existing or Pro Forma Income:        Pro Forma

                                          TOTAL         $ Unit
                                          -----         ------
     Potential Gross Income:              $5,126,616   $25,506
     Vacancy and Credit Loss:             $256,331     $1,275
     Effective Gross Income:              $4,870,285   $24,230
     Expenses:                            $1,500,000   $7,462
     Net Operating Income:                $3,370,285   $16,768

Analysis
     Buyers Underwriting Criteria:        Direct Cap
     Overall Capitalization Rate (OAR):   7.26 %
     Projected IRR:                       N/A %
     Effective Gross Multiplier (EGIM):   9.53
     Operating Expense Ratio (OER):       30.80 %
     Price Per Square Foot:               $227.38
     Price Per Unit:                      $230,846

Comments
     Income is estimated based on late rental rates reported in December 1999. The property went into contract prior to that date and these rents are considered to be higher than the rents achievable at the time the price was determined. Expenses are estimated at $7,500 per unit. There are 503 covered parking spaces situated in the underground garage. Rents range from $1,850 to $2,900 per month, or $2.31 to $3.66 per square foot. Subsequent tot he sale, the property achieved stabilized occupancy with a 1.0% vacancy level.


-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------


Location Data
      Property Name:             Villa De Anza
      Location:                  20200 Lucille Ave.
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California  95014
      Assessor's Parcel No(s):   316-02-094
      Atlas Reference:           60-A3

Physical Data
      Type:                      Garden
      Land Area:                 6.89000 Acres
      Gross Livable Area:        137,640 SF
      Number of Units:           120
      Average Unit Size:         1,147 SF
      Year Built:                1969
      # of Stories:              Two
      Condition:
      Exterior Walls:            Stucco
      Complex Amenities:         Pool, Laundry, Clubhouse, BBQ

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       11/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $31,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $31,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $31,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
           2 BR, 2 BA        120            100              1147
      ----------------------------------------------------------------

            Totals           120            100           137,640
      ----------------------------------------------------------------



-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------


Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  100%
      Existing or Pro Forma Income:       Existing

                                          TOTAL          $ Unit
                                          -----          ------
      Potential Gross Income:             N/A            N/A
      Vacancy and Credit Loss:            N/A            N/A
      Effective Gross Income:             N/A            N/A
      Expenses:                           N/A            N/A
      Net Operating Income:               $1,860,000     $15,500

Analysis
      Buyers Underwriting Criteria:       Direct Cap
      Overall Capitalization Rate (OAR):  6.00%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A %
      Price Per Square Foot:              $225.23
      Price Per Unit:                     $258,333

Comments



-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------

Location Data
      Property Name:             Waterford Place Apt.
      Location:                  1700 N. First Street
      City:                      San Jose
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   N/A
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Land Area:                 5.17000 Acres
      Gross Livable Area:        219,674 SF
      Number of Units:           238
      Average Unit Size:         923 SF
      Year Built:                1999
      # of Stories:              2 stories
      Condition:                 Good
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:

Sale Data
      Transaction Type:          Escrow
      Date of Transaction:       12/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $50,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $50,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $50,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)

            Totals                          100             N/A
      ----------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------


Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  98%
      Existing or Pro Forma Income:       Existing

                                          TOTAL       $ Unit
                                          -----       ------
      Potential Gross Income:             N/A         N/A
      Vacancy and Credit Loss:            N/A         N/A
      Effective Gross Income:             N/A         N/A
      Expenses:                           N/A         N/A
      Net Operating Income:               $4,250,000  $17,857

Analysis
      Buyers Underwriting Criteria:
      Overall Capitalization Rate (OAR):  8.5%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A%
      Price Per Square Foot:              $227.61.23
      Price Per Unit:                     $210,084

Comments



--------------------------------------------------------------------------------
                                CB Richard Ellis

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM D   RENT COMPARABLE
--------------------------------------------------------------------------------


                                   ADDENDUM D

                                RENT COMPARABLES


--------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------

                             Summary Of Comparable Apartment Rentals

 --------------------------------------------------------------------------------------------------------
                                  No. of      Year Built       Floor       Size      Rent /       Rent /
   No.   Name / Location         Units       Occupancy        Plan        (Sqft)    Month $      S.F. $
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------

    1    Los Padres Village       245          1986         1 BR, 1 BA     716        1791       2.50
         2250 Monroe Street                     96%         2 BR, 1 BA     858        2051       2.39
         Santa Clara, CA                                    2 BR, 2 BA     913        2326       2.55
                                                            2 BR, 2 BA     946        2466       2.61
 --------------------------------------------------------------------------------------------------------
    2    Summerwood               468          1970         1 BR, 1 BA     825        1870       2.27
         444 Saratoga Ave.                      99%         2 BR, 1 BA     970        2000       2.06
         Santa Clara, CA                                    2 BR, 2 BA    1120        2130       1.90
 --------------------------------------------------------------------------------------------------------
    3    Laguna Clara             264          1971         1 BR, 1 BA     712        1840       2.58
         3131 Homestead Road                    98%         1 BR, 1 BA     754        1840       2.44
         Santa Clara, CA                                    1 BR, 1 BA     823        1875       2.28
                                                            2 BR, 1 BA    1072        2155       2.01
                                                            2 BR, 2 BA    1158        2305       1.99
 --------------------------------------------------------------------------------------------------------
    4    Marina Cove              292          1975         1 BR, 1 BA     720        1925       2.67
         3480 Granada Ave                       98%         1 BR, 1 BA     725        1945       2.68
         Santa Clara, CA                                    1 BR, 1 BA     792        1995       2.52
                                                            2 BR, 1 BA     900        2145       2.38
                                                            2 BR, 2 BA    1051        2350       2.24
                                                            2 BR, 2 BA    1056        2450       2.32
                                                            2 BR, 2 BA    1144        2600       2.27
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------
 Compiled by:  CB Richard Ellis
 --------------------------------------------------------------------------------------------------------

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Location Data
      Property Name:             Los Padres Village
      Location:                  2250 Monroe Street
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California  95050
      Assessor's Parcel No(s):   224-33-012
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           245
      Year Built:                1986
      # of Stories:              2 & 3
      Average Unit Size:         796 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  96%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Archstone Communities
      Phone No:                   (408)241-4600
      Survey Date:                12/00


      -------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
          1 BR, 1 BA         145          716             1791          2.50
          2 BR, 1 BA          16          858             2051          2.39
          2 BR, 2 BA          60          913             2326          2.55
          2 BR, 2 BA          24          946             2466          2.61
      --------------------------------------------------------------------------
       Totals / Averages     245        195,032           $2005         $2.52
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Comments





--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------

Location Data
      Property Name:             Summerwood
      Location:                  444 Saratoga Ave.
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California 95050
      Assessor's Parcel No(s):   294-04-019
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           468
      Year Built:                1970
      # of Stories:              2
      Average Unit Size:         972 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  99%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Hoffman Associates
      Phone No:                   (408)241-1445
      Survey Date:                12/00


      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA         186          825             1870          2.27
          2 BR, 1 BA          96          970             2000          2.06
          2 BR, 2 BA         186         1120             2130          1.90
      --------------------------------------------------------------------------
       Totals / Averages     468        454,890           $2000         $2.06
      --------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------
Comments



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS



                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Location Data
      Property Name:              Laguna Clara
      Location:                   3131 Homestead Road
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California   95051
      Assessor's Parcel No(s):    224-24-044
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            264
      Year Built:                 1971
      # of Stories:               2
      Average Unit Size:          899 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         California RE Management
      Phone No:                   (408)244-4450
      Survey Date:                12/00


      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

                                          Size            Rent          Rent
           Unit Type         No.          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA          24          712             1840          2.58
          1 BR, 1 BA          68          754             1840          2.44
          1 BR, 1 BA          85          823             1875          2.28
          2 BR, 1 BA          20         1072             2155          2.01
          2 BR, 2 BA          67         1158             2305          1.99
      --------------------------------------------------------------------------
       Totals / Averages     264        237,341           $1993         $2.22
      --------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Comments


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------

Location Data
      Property Name:              Marina Cove
      Location:                   3480 Granada Ave.
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California  95051
      Assessor's Parcel No(s):    290-58-021-0
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            292
      Year Built:                 1975
      # of Stories:               2
      Average Unit Size:          886 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Essex Property Corporation
      Phone No:                   (408)984-2331
      Survey Date:                12/00

      -------------------------------------------------------------------
                         QUOTED MONTHLY RENT SCHEDULE
      -------------------------------------------------------------------

           Unit Type         No.          Size         Rent       Rent
                                          (SF)           $      ($ PSF)
      -------------------------------------------------------------------
          1 BR, 1 BA          88          720          1925       2.67
          1 BR, 1 BA          45          725          1945       2.68
          1 BR, 1 BA          12          792          1995       2.52
          2 BR, 1 BA          24          900          2145       2.38
          2 BR, 2 BA          63         1051          2350       2.24
          2 BR, 2 BA          36         1056          2450       2.32
          2 BR, 2 BA          24         1144          2600       2.27
      -------------------------------------------------------------------

       Totals / Averages     292        258,774        $2161     $2.44
      -------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------
Comments



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                              [Photo of Property 1]



--------------------------------------------------------------------------------
                                     RENT 1
--------------------------------------------------------------------------------



                              [Photo of Property 2]



--------------------------------------------------------------------------------
                                     RENT 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                        [Photo of Entrance to Property 3]



--------------------------------------------------------------------------------
                                     RENT 3
--------------------------------------------------------------------------------



                              [Photo of Property 4]



--------------------------------------------------------------------------------
                                     RENT 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                   ADDENDUM E   DEMOGRAPHICS
--------------------------------------------------------------------------------



                                   ADDENDUM E

                                  DEMOGRAPHICS



--------------------------------------------------------------------------------

                       (This page intentionally omitted)

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
900 PEPPER TREE LN                                        Latitude:  37.341595
SANTA CLARA, CA 95051-5269                              Longitude: -121.982025

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                30,583     217,132     526,692
  1999 Estimate                                  29,584     207,697     499,338
  1990 Census                                    28,490     193,909     453,855
  1980 Census                                    27,788     183,428     423,527
  Growth 1980 to 1990                             2.53%       5.71%       7.16%

1999 ESTIMATED POPULATION by RACE                29,584     207,697     499,338
  White                                          73.01%      69.50%      38.89%
  Black                                           2.31%       2.86%       2.98%
  Asian & Pacific Islander                       20.06%      21.84%      20.70%
  Other Races                                     4.62%       5.81%       7.42%
  Hispanic Origin (All Races)                    16.44%      16.72%      19.27%

HOUSEHOLDS
  2004 Projection                                12,664      88,488     210,981
  1999 Estimate                                  12,199      84,270     199,091
  1990 Census                                    11,733      78,643     181,167
  1980 Census                                    11,288      73,397     167,655
  Growth 1980 to 1990                             3.94%       7.15%       8.06%

1990 OCCUPIED HOUSING UNITS                      11,733      78,643     181,167
  Owner Occupied                                 50.18%      47.13%      49.29%
  Renter Occupied                                49.82%      52.87%      50.71%
  Persons per Household                            2.43        2.43        2.46

1999 ESTIMATED HOUSEHOLDS by INCOME              12,199      84,270     199,091
  $150,000 or more                                8.86%      10.07%      13.20%
  $100,000 to $149,999                           16.60%      16.41%      16.07%
  $75,000 to $99,999                             18.14%      16.79%      15.87%
  $50,000 to $74,999                             24.97%      22.03%      20.83%
  $35,000 to $49,999                             13.72%      13.08%      12.58%
  $25,000 to $34,999                              5.91%       7.44%       7.51%
  $15,000 to $24,999                              5.39%       6.73%       6.86%
  $5,000 to $14,999                               5.06%       5.91%       5.64%
  Under $5,000                                    1.36%       1.54%       1.44%
  Average Income per Household               $77,687.78  $78,472.13  $84,302.49
  Median Income per Household                $68,592.06  $67,370.61  $69,166.43
  Per Capita Income per Household            $32,033.46  $31,871.07  $33,652.72

POPULATION by SEX                                29,584     207,697     499,338
  Male                                           50.38%      50.38%      50.52%
  Female                                         49.62%      49.62%      49.48%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


1990 MARITAL STATUS                              23.966     162,192     377,141
  Single Male                                    18.70%      19.44%      18.85%
  Single Female                                  13.05%      13.63%      12.97%
  Married                                        49.63%      48.23%      49.15%
  Previously Married Male                         6.51%       6.48%       6.71%
  Previously Married Female                      12.12%      12.21%      12.32%

1999 ESTIMATED POPULATION by Age                 29,584     207,697     499,338
  Under 5 Years                                   5.73%       6.02%       6.07%
  5 to 9 Years                                    6.16%       6.36%       6.43%
  10 to 14 Years                                  5.56%       5.91%       6.00%
  15 to 17 Years                                  2.81%       2.83%       2.99%
  18 to 20 Years                                  2.23%       3.16%       2.83%
  21 to 24 Years                                  3.97%       4.23%       4.16%
  25 to 29 Years                                  8.53%       8.58%       8.53%
  30 to 34 Years                                 10.17%       9.96%       9.68%
  35 to 39 Years                                 10.49%      10.14%       9.74%
  40 to 49 Years                                 17.18%      16.74%      16.80%
  50 to 59 Years                                 11.07%      10.75%      11.13%
  60 to 64 Years                                  4.20%       3.74%       3.85%
  65 to 69 Years                                  3.81%       3.37%       3.43%
  70 to 74 Years                                  3.20%       3.01%       3.04%
  75+ Years                                       4.88%       5.18%       5.32%
  Median Age                                      37.30       36.45       36.70
  Average Age                                     37.76       37.07       37.26

1999 HISPANIC POPULATION by RACE                  4.863      34,725      96,244
  White                                          70.39%      63.84%      59.80%
  Black                                           0.63%       0.79%       0.90%
  Asian & Pacific Islander                        3.67%       3.53%       3.40%
  Other                                          25.31%      31.84%      35.90%

1990 HISPANIC POPULATION by TYPE                 28,490     193,909     453,855
  Not Hispanic                                   88.00%      87.60%      85.73%
  Mexican                                         7.87%       8.40%      10.32%
  Puerto Rican                                    0.45%       0.38%       0.41%
  Cuban                                           0.16%       0.19%       0.14%
  Other Hispanic                                  3.52%       3.42%       3.40%

1999 ESTIMATED FEMALE POPULATION by AGE          14,679     103,065     247,087
  Under 5 Years                                   5.68%       5.97%       6.02%
  5 to 9 Years                                    6.08%       6.27%       6.37%
  10 to 14 Years                                  5.44%       5.76%       5.88%
  15 to 17 Years                                  2.72%       2.77%       2.91%
  18 to 20 Years                                  2.19%       3.13%       2.74%
  21 to 24 Years                                  3.77%       4.20%       4.08%
  25 to 29 Years                                  7.54%       7.49%       7.50%
  30 to 34 Years                                  9.06%       8.91%       8.66%
  35 to 39 Years                                 10.16%       9.87%       9.40%
  40 to 49 Years                                 17.24%      16.75%      16.84%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  50 to 59 Years                                 11.59%      11.01%      11.33%
  60 to 64 Years                                  4.48%       3.91%       4.06%
  65 to 69 Years                                  4.11%       3.68%       3.76%
  70 to 74 Years                                  3.65%       3.49%       3.51%
  75+ Years                                       6.27%       6.77%       6.95%
  Median Age                                      38.70       37.78       38.10
  Average Age                                     39.12       38.44       38.65

1990 POPULATION by URBAN vs RURAL                28,628     193,738     453,873
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                28,490     193,909     453,855
  Family Households                              77.52%      75.95%      76.99%
  Non-Family Households                          22.48%      22.60%      21.31%
  Group Quarters                                  0.00%       1.45%       1.70%

1990 POPULATION 25+ by EDUCATION LEVEL           20,539     134,729     316,819
  Elementary (0-8)                                4.79%       4.51%       5.25%
  Some High School (9-11)                         8.08%       8.40%       8.73%
  High School Graduate (12)                      20.22%      19.47%      19.10%
  Some College (13-15)                           22.82%      23.59%      23.19%
  Associates Degree Only                          8.80%       8.64%       8.64%
  Bachelors Degree Only                          23.66%      23.11%      22.85%
  Graduate Degree                                11.63%      12.28%      12.24%

1990 POPULATION ENROLLED IN SCHOOL                7,124      51,997     117,516
  Public Pre-Primary                              4.54%       3.45%       3.47%
  Private Pre-Primary                             3.15%       2.99%       3.42%
  Public Elementary/High School                  39.65%      39.39%      43.06%
  Private Elementary/High School                  7.41%       5.27%       5.37%
  College                                        45.25%      48.90%      44.68%

1990 POPULATION 16+ by EMPLOYMENT STATUS         23,824     160,451     372,864
  Employed in Armed Forces                        0.25%       0.49%       0.45%
  Employed Civilians                             71.79%      71.40%      70.55%
  Unemployed Civilians                            2.82%       3.01%       3.06%
  Not in Labor Force                             25.14%      25.10%      25.95%

1990 POPULATION 16+ by OCCUPATION                17,104     114,556     263,041
  Executive & Managerial                         18.44%      17.41%      18.03%
  Professional Specialty                         20.11%      21.35%      20.29%
  Technical Support                               6.61%       6.89%       6.55%
  Sales                                          10.76%      10.82%      11.12%
  Administrative Support                         17.93%      16.98%      16.25%
  Service: Private Household                      0.14%       0.29%       0.27%
  Service: Protective                             1.55%       1.27%       1.24%
  Service: Other                                  6.41%       6.73%       7.14%
  Farming, Forestry, & Fishing                    0.50%       0.78%       0.85%
  Precision Production & Craft                    9.64%       9.34%       9.58%
  Machine Operator                                4.47%       4.15%       4.32%
  Transportation & Material Moving                1.49%       1.85%       2.07%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  Laborers                                        1.96%       2.13%       2.29%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        11,944      80,240     185,810
  Working with Child 0-5 Years                    5.95%       5.44%       5.23%
  Not Working with Child 0-5 Years                0.49%       0.37%       0.35%
  Not in Labor Force with Child 0-5 Years         3.51%       3.37%       3.16%
  Working with Child 6-17 Years                   8.67%       9.07%       9.19%
  Not Working with Child 6-17 Years               0.17%       0.22%       0.32%
  Not in Labor Force with Child 6-17 Years        2.36%       2.68%       2.81%
  Working with Child 0-5 & 6-17 Years             2.22%       2.51%       2.61%
  Not Working with Child 0-5 & 6-17 Years         0.04%       0.11%       0.11%
  Not in Labor Force with Child 0-5 & 6-17 Years  1.36%       1.71%       1.99%
  Working with No Children                       47.37%      46.73%      45.85%
  Not Working with No children                    2.09%       2.02%       1.98%
  Not in Labor Force with No Children            25.77%      25.76%      26.40%

1990 FAMILIES by NUMBER OF WORKERS                7,336      48,325     113,228
  No Workers                                      9.65%       8.69%       8.78%
  One Worker                                     25.95%      26.50%      26.11%
  Two Workers                                    49.46%      49.92%      50.31%
  Three + Workers                                14.94%      14.89%      14.81%

1990 POPULATION by TRANSPORTATION TO WORK        16,820     113,090     259,977
  Drive Alone                                    83.60%      81.45%      81.09%
  Car Pool                                        8.98%       9.57%       9.90%
  Public Transportation                           2.43%       2.48%       2.68%
  Drive Motorcycle                                0.51%       0.56%       0.56%
  Walked Only                                     1.42%       2.27%       2.08%
  Other Means                                     1.49%       1.50%       1.33%
  Worked at Home                                  1.57%       2.18%       2.35%

1990 POPULATION by TRAVEL TIME TO WORK           16,820     113,090     259,977
  Under 10 Minutes/Work at Home                  10.71%      12.76%      13.12%
  10 to 29 Minutes                               68.10%      65.94%      63.31%
  30 to 59 Minutes                               18.65%      18.64%      20.66%
  60 to 89 Minutes                                1.83%       1.91%       2.10%
  90+ Minutes                                     0.71%       0.75%       0.80%
  Average Travel Time in Minutes                     20          20          20

1990 HOUSEHOLDS by TYPE                          11,733      78,643     181,167
  Single Male                                    13.00%      13.16%      12.87%
  Single Female                                  13.80%      14.04%      14.00%
  Married Couple                                 47.54%      46.36%      47.40%
  Other Family - Male Head                        3.91%       4.29%       4.41%
  Other Family - Female Head                      9.79%      10.09%       9.95%
  Non-Family - Male Head                          7.23%       7.48%       7.01%
  Non-Family - Female Head                        4.74%       4.58%       4.37%

1990 HOUSEHOLDS WITH CHILDREN                     3,158      22,058      52,154
  Married Couple Family                          73.81%      71.73%      72.11%
  Other Family - Male Head                        5.81%       6.30%       6.68%
  Other Family - Female Head                     18.73%      20.26%      19.58%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  Non-Family                                      1.66%       1.71%       1.63%

1990 HOUSEHOLD by AGE by POVERTY STATUS          11,736      78,728     181,714
  Above Poverty, Under Age 65                    81.99%      80.57%      80.34%
  Above Poverty, Age 65+                         13.34%      13.96%      14.45%
  Below Poverty, Under Age 65                     3.31%       4.18%       4.05%
  Below Poverty, Age 65+                          1.36%       1.30%       1.15%

1990 HOUSEHOLDS by NUMBER OF VEHICLES            11,766      78,614     181,110
  No Vehicles                                     4.90%       5.39%       5.53%
  1 Vehicle                                      32.86%      33.64%      32.76%
  2 Vehicles                                     40.97%      40.66%      40.51%
  3+ Vehicles                                    21.28%      20.31%      21.20%
  Estimated Total Vehicles                       21,517     141,464     328,934

1990 HOUSING UNITS by OCCUPANCY STATUS           12,080      82,214     189,284
  Occupied                                       97.12%      95.66%      95.71%
  Vacant                                          2.88%       4.34%       4.29%

1990 VACANT UNITS                                   347       3,570       8,117
  For Rent                                       58.96%      60.07%      62.05%
  For Sale Only                                  15.11%      12.90%      12.86%
  Seasonal                                        4.74%       4.73%       4.74%
  Other                                          21.19%      22.29%      20.35%

1990 OWNER OCCUPIED PROPERTY VALUES               4,828      32,026      75,514
  Under $25,000                                   0.18%       0.25%       0.24%
  $25,000 to $49,999                              0.57%       0.84%       0.78%
  $50,000 to $74,999                              0.22%       0.33%       0.43%
  $75,000 to $99,999                              0.47%       0.44%       0.49%
  $100,000 to $149,999                            2.44%       2.34%       2.38%
  $150,000 to $199,999                            6.90%       6.59%       6.36%
  $200,000 to $299,999                           47.42%      41.79%      37.13%
  $300,000 to $399,999                           31.83%      33.46%      28.90%
  $400,000 to $499,999                            8.05%      10.93%      13.09%
  Over $500,000                                   1.92%       3.02%      10.20%
  Median Property Value                     $282,729.26 $293,817.24 $307,561.52

1990 Rental Units                                 5,755      40,918      90,331
  Median Rent                                   $777.10     $738.35     $722.06

1990 HOUSING UNITS by # OF PERSONS IN UNIT       11,733      78,643     181,167
  1 Person Units                                 26.79%      27.20%      26.87%
  2 Person Units                                 35.57%      34.89%      34.90%
  3 Person Units                                 18.02%      17.87%      17.44%
  4 Person Units                                 11.90%      12.44%      12.59%
  5 Person Units                                  5.02%       4.86%       4.94%
  6 Person Units                                  1.51%       1.62%       1.84%
  7+ Person Units                                 1.18%       1.11%       1.42%

1990 YEAR ROUND UNITS IN STRUCTURE               12,080      82,214     189,284
  Single Units Detached                          43.31%      43.85%      46.01%
  Single Units Attached                           9.26%       8.93%       8.30%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  Double Units                                    2.08%       2.07%       2.16%
  3 to 9 Units                                   14.34%      14.80%      14.30%
  10 to 19 Units                                  8.33%       7.57%       7.67%
  20 to 49 Units                                  7.62%       9.50%       8.72%
  50+ Units                                      12.38%      11.16%       9.13%
  Mobile Home or Trailer                          1.38%       1.19%       2.82%
  All Other                                       1.29%       0.93%       0.89%
  Single/Multiple Unit Ratio                       1.17        1.17        1.29

1990 HOUSING UNITS by YEAR BUILT                 11,766      78,614     181,110
  Built 1989 to March 1990                        0.03%       0.56%       0.58%
  Built 1985 to 1988                              4.21%       5.59%       6.07%
  Built 1980 to 1984                              4.75%       5.36%       5.18%
  Built 1970 to 1979                             24.88%      23.19%      22.65%
  Built 1960 to 1969                             30.76%      30.50%      30.30%
  Built 1950 to 1959                             31.73%      27.36%      24.84%
  Built 1940 to 1949                              3.46%       4.74%       5.72%
  Built 1939 or Earlier                           0.17%       2.70%       4.67%





================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
2147 NEWHALL ST.                                          Latitude:  37.337914
SANTA CLARA, CA 95051-5886                              Longitude: -121.939362


                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                25,933     208,230     549,770
  1999 Estimate                                  24,696     198,110     521,228
  1990 Census                                    22,758     181,736     473,578
  1980 Census                                    21,189     164,666     424,158
  Growth 1980 to 1990                             7.41%      10.37%      11.65%

1999 ESTIMATED POPULATION by RACE                24,696     198,110     521,228
  White                                          79.95%      69.11%      64.57%
  Black                                           2.29%       3.98%       3.20%
  Asian & Pacific Islander                        9.16%      15.34%      19.41%
  Other Races                                     8.61%      11.56%      12.83%
  Hispanic Origin ( All Races)                   23.28%      30.40%      29.27%

HOUSEHOLDS
  2004 Projection                                10,558      84,122     206,746
  1999 Estimate                                   9,991      79,587     194,998
  1990 Census                                     9,216      72,996     177,110
  1980 Census                                     9,032      69,513     164,636
  Growth 1980 to 1990                             2.04%       5.01%       7.58%

1990 OCCUPIED HOUSING UNITS                       9,216      72,996     177,110
  Owner Occupied                                 43.71%      40.84%      48.37%
  Renter Occupied                                56.29%      59.16%      51.63%
  Persons per Household                            2.22        2.40        2.60

1999 ESTIMATED HOUSEHOLDS by INCOME               9,991      79,587     194,998
  $150,000 or more                                7.34%       6.26%       9.51%
  $100,000 to $149,999                           11.22%      11.80%      14.21%
  $75,000 to $99,999                             14.09%      14.10%      14.95%
  $50,000 to $74,999                             20.54%      22.43%      21.33%
  $35,000 to $49,999                             13.13%      15.07%      13.51%
  $25,000 to $34,999                             10.18%      10.03%       8.67%
  $15,000 to $24,999                             11.64%       9.38%       8.29%
  $5,000 to $14,999                               9.86%       8.86%       7.64%
  Under $5,000                                    2.00%       2.06%       1.88%
  Average Income per Household               $69,529.10  $66,454.57  $74,610.07
  Median Income per Household                $53,878.47  $55,126.30  $61,725.57
  Per Capita Income per Household            $28,425.34  $27,146.13  $28,010.13

POPULATION by SEX                                24,696     198,110     521,228
  Male                                           48.69%      50.97%      50.98%
  Female                                         51.31%      49.03%      49.02%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


1990 MARITAL STATUS                              19,901     151,420     387,102
  Single Male                                    22.04%      21.06%      20.44%
  Single Female                                  18.09%      14.49%      13.86%
  Married                                        39.03%      43.40%      46.82%
  Previously Married Male                         6.44%       7.59%       6.72%
  Previously Married Female                      14.40%      13.46%      12.16%

1999 ESTIMATED POPULATION by Age                 24,696     198,110     521,228
  Under 5 Years                                   5.07%       6.51%       6.86%
  5 to 9 Years                                    5.45%       6.77%       7.06%
  10 to 14 Years                                  5.01%       6.16%       6.50%
  15 to 17 Years                                  2.31%       2.91%       3.17%
  18 to 20 Years                                  8.25%       3.27%       3.30%
  21 to 24 Years                                  5.21%       4.30%       4.59%
  25 to 29 Years                                  6.73%       8.82%       8.58%
  30 to 34 Years                                  9.62%      10.60%       9.91%
  35 to 39 Years                                  9.53%      10.46%       9.92%
  40 to 49 Years                                 15.45%      16.29%      16.10%
  50 to 59 Years                                  8.78%       9.32%       9.86%
  60 to 64 Years                                  2.82%       3.16%       3.36%
  65 to 69 Years                                  2.77%       2.92%       3.02%
  70 to 74 Years                                  3.25%       2.79%       2.74%
  75+ Years                                       9.75%       5.74%       5.01%
  Median Age                                      36.23       35.32       35.01
  Average Age                                     38.51       36.20       35.69

1999 HISPANIC POPULATION by RACE                  5,749      60,233     152,575
  White                                          63.21%      60.60%      54.39%
  Black                                           0.51%       0.91%       0.84%
  Asian & Pacific Islander                        1.73%       2.46%       2.82%
  Other                                          34.55%      36.03%      41.94%

1990 HISPANIC POPULATION by TYPE                 22,758     181,736     473,578
  Not Hispanic                                   83.21%      77.72%      77.38%
  Mexican                                        12.35%      17.62%      18.26%
  Puerto Rican                                    0.34%       0.51%       0.50%
  Cuban                                           0.33%       0.19%       0.15%
  Other Hispanic                                  3.76%       3.96%       3.72%

1999 ESTIMATED FEMALE POPULATION by AGE          12,672      97,125     255,507
  Under 5 Years                                   4.86%       6.52%       6.88%
  5 to 9 Years                                    5.23%       6.76%       7.06%
  10 to 14 Years                                  4.61%       6.05%       6.43%
  15 to 17 Years                                  2.20%       2.84%       3.14%
  18 to 20 Years                                  8.05%       3.17%       3.22%
  21 to 24 Years                                  4.88%       4.23%       4.42%
  25 to 29 Years                                  6.13%       7.65%       7.51%
  30 to 34 Years                                  8.92%       9.54%       8.95%
  35 to 39 Years                                  8.98%       9.96%       9.50%
  40 to 49 Years                                 14.42%      16.13%      16.09%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  50 to 59 Years                                  8.44%       9.37%      10.02%
  60 to 64 Years                                  2.84%       3.39%       3.58%
  65 to 69 Years                                  3.13%       3.25%       3.34%
  70 to 74 Years                                  3.89%       3.32%       3.22%
  75+ Years                                      13.40%       7.82%       6.64%
  Median Age                                      37.85       36.63       36.26
  Average Age                                     40.89       37.76       37.02

1990 POPULATION by URBAN vs RURAL                22,727     181,989     473,942
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                22,758     181,736     473,578
  Family Households                              61.58%      72.57%      77.22%
  Non-Family Households                          28.21%      24.02%      20.10%
  Group Quarters                                 10.21%       3.41%       2.68%

1990 POPULATION 25+ by EDUCATION LEVEL           14,998     124,530     316,555
  Elementary (0-8)                                6.77%       8.64%       9.57%
  Some High School (9-11)                        10.39%      11.43%      10.89%
  High School Graduate (12)                      22.95%      20.96%      19.77%
  Some College (13-15)                           21.14%      22.78%      22.30%
  Associates Degree Only                          7.49%       7.96%       8.16%
  Bachelors Degree Only                          18.88%      18.96%      19.58%
  Graduate Degree                                12.38%       9.28%       9.73%

1990 POPULATION ENROLLED IN SCHOOL                7,295      47,482     126,839
  Public Pre-Primary                              2.00%       3.70%       3.51%
  Private Pre-Primary                             2.36%       2.32%       2.63%
  Public Elementary/High School                  22.03%      40.20%      44.60%
  Private Elementary/High School                  4.80%       4.97%       5.16%
  College                                        68.81%      48.81%      44.09%

1990 POPULATION 16+ by EMPLOYMENT STATUS         19,748     149,822     382,712
  Employed in Armed Forces                        0.15%       0.19%       0.25%
  Employed Civilians                             61.89%      67.98%      68.59%
  Unemployed Civilians                            2.99%       3.57%       3.64%
  Not in Labor Force                             34.98%      28.26%      27.52%

1990 POPULATION 16+ by OCCUPATION                12,221     101,850     262,488
  Executive & Managerial                         15.29%      15.41%      15.36%
  Professional Specialty                         20.47%      17.12%      17.34%
  Technical Support                               5.00%       5.39%       5.86%
  Sales                                          11.29%      10.63%      10.55%
  Administrative Support                         20.53%      17.52%      16.64%
  Service: Private Household                      0.33%       0.32%       0.33%
  Service: Protective                             1.37%       1.54%       1.50%
  Service: Other                                  6.82%       9.24%       9.04%
  Farming, Forestry, & Fishing                    0.61%       1.15%       1.33%
  Precision Production & Craft                    8.73%      10.92%      11.04%
  Machine Operator                                4.03%       5.28%       5.57%
  Transportation & Material Moving                2.82%       2.65%       2.44%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  Laborers                                        2.70%       2.83%       2.99%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        10,328      74,339     188,372
  Working with Child 0-5 Years                    4.78%       5.37%       5.36%
  Not Working with Child 0-5 Years                0.42%       0.47%       0.39%
  Not in Labor Force with Child 0-5 Years         2.45%       3.44%       3.65%
  Working with Child 6-17 Years                   4.98%       7.79%       8.86%
  Not Working with Child 6-17 Years               0.12%       0.43%       0.42%
  Not in Labor Force with Child 6-17 Years        1.82%       2.43%       2.81%
  Working with Child 0-5 & 6-17 Years             1.62%       2.27%       2.92%
  Not Working with Child 0-5 & 6-17 Years         0.15%       0.13%       0.19%
  Not in Labor Force with Child 0-5 & 6-17        1.52%       1.93%       2.39%
  Years
  Working with No Children                       43.01%      44.89%      43.49%
  Not Working with No children                    1.94%       2.14%       2.16%
  Not in Labor Force with No Children            37.19%      28.70%      27.37%

1990 FAMILIES by NUMBER OF WORKERS                4,990      42,392     112,694
  No Workers                                     14.44%      10.37%       9.70%
  One Worker                                     26.50%      28.00%      26.03%
  Two Workers                                    49.07%      48.06%      48.77%
  Three + Workers                                10.00%      13.57%      15.49%

1990 POPULATION by TRANSPORTATION TO WORK        11,902     100,180     258,392
  Drive Alone                                    73.89%      78.08%      78.03%
  Car Pool                                        9.35%      10.83%      11.58%
  Public Transportation                           3.04%       4.06%       3.60%
  Drive Motorcycle                                0.48%       0.53%       0.52%
  Walked Only                                     8.02%       2.80%       2.51%
  Other Means                                     1.98%       1.44%       1.55%
  Worked at Home                                  3.23%       2.27%       2.22%

1990 POPULATION by TRAVEL TIME TO WORK           11,902     100,180     258,392
  Under 10 Minutes/Work at Home                  19.15%      12.71%      12.41%
  10 to 29 Minutes                               60.97%      63.17%      60.86%
  30 to 59 Minutes                               17.22%      20.78%      23.20%
  60 to 89 Minutes                                1.88%       2.40%       2.60%
  90+ Minutes                                     0.79%       0.94%       0.93%
  Average Travel Time in Minutes                     18          20          21

1990 HOUSEHOLDS by TYPE                           9,216      72,996     177,110
  Single Male                                    13.31%      14.27%      12.28%
  Single Female                                  20.99%      16.06%      13.59%
  Married Couple                                 39.21%      40.91%      46.26%
  Other Family - Male Head                        3.61%       4.99%       5.15%
  Other Family - Female Head                      9.16%      11.33%      11.17%
  Non-Family - Male Head                          8.05%       7.50%       7.13%
  Non-Family - Female Head                        5.67%       4.94%       4.43%

1990 HOUSEHOLDS WITH CHILDREN                     1,977      19,995      55,096
  Married Couple Family                          69.12%      65.76%      69.62%
  Other Family - Male Head                        7.13%       8.18%       7.39%
  Other Family - Female Head                     21.55%      24.11%      21.26%
  Non-Family                                      2.20%       1.94%       1.72%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


1990 HOUSEHOLD by AGE by POVERTY STATUS           9,128      73,104     177,761
  Above Poverty, Under Age 65                    67.25%      76.69%      77.99%
  Above Poverty, Age 65+                         24.45%      15.74%      14.54%
  Below Poverty, Under Age 65                     5.94%       5.65%       5.96%
  Below Poverty, Age 65+                          2.36%       1.92%       1.50%

1990 HOUSEHOLDS by NUMBER OF VEHICLES             9,270      73,111     177,043
  No Vehicles                                    11.46%       8.70%       7.25%
  1 Vehicle                                      35.36%      35.93%      33.19%
  2 Vehicles                                     35.08%      37.79%      38.85%
  3+ Vehicles                                    18.10%      17.58%      20.71%
  Estimated Total Vehicles                       15,151     122,663     313,664

1990 HOUSING UNITS by OCCUPANCY STATUS            9,566      76,601     184,810
  Occupied                                       96.35%      95.29%      95.83%
  Vacant                                          3.65%       4.71%       4.17%

1990 VACANT UNITS                                   349       3,605       7,770
  For Rent                                       52.70%      60.34%      57.95%
  For Sale Only                                  19.34%      11.67%      15.10%
  Seasonal                                        3.01%       3.31%       3.67%
  Other                                          24.96%      24.67%      23.38%

1990 OWNER OCCUPIED PROPERTY VALUES               3,667      25,440      72,589
  Under $25,000                                   0.40%       0.36%       0.37%
  $25,000 to $49,999                              0.56%       0.60%       0.75%
  $50,000 to $74,999                              0.45%       0.48%       0.44%
  $75,000 to $99,999                              1.02%       1.01%       0.99%
  $100,000 to $149,999                            4.41%       4.55%       4.28%
  $150,000 to $199,999                           10.19%      11.32%      10.26%
  $200,000 to $299,999                           52.21%      50.10%      42.55%
  $300,000 to $399,999                           17.50%      23.04%      28.19%
  $400,000 to $499,999                            6.49%       5.99%       8.75%
  Over $500,000                                   6.76%       2.54%       3.42%
  Median Property Value                     $263,185.38 $263,231.60 $277,331.00

1990 Rental Units                                 5,066      42,493      89,731
  Median Rent                                   $640.89     $663.29     $687.36

1990 HOUSING UNITS by # OF PERSONS IN UNIT        9,216      72,996     177,110
  1 Person Units                                 34.30%      30.33%      25.87%
  2 Person Units                                 34.61%      33.71%      33.06%
  3 Person Units                                 15.64%      16.56%      17.45%
  4 Person Units                                  9.70%      10.99%      12.78%
  5 Person Units                                  3.58%       4.79%       5.70%
  6 Person Units                                  1.23%       1.89%       2.52%
  7+ Person Units                                 0.94%       1.72%       2.62%

1990 YEAR ROUND UNITS IN STRUCTURE                9,566      76,601     184,810
  Single Units Detached                          50.81%      39.69%      46.43%
  Single Units Attached                           4.89%       8.60%       9.05%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================


  Double Units                                    3.55%       3.30%       3.01%
  3 to 9 Units                                   13.96%      17.46%      14.45%
  10 to 19 Units                                  8.59%       9.62%       7.93%
  20 to 49 Units                                  9.50%       9.92%       7.84%
  50+ Units                                       7.48%       9.55%       7.73%
  Mobile Home or Trailer                          0.07%       0.67%       2.45%
  All Other                                       1.15%       1.18%       1.11%
  Single/Multiple Unit Ratio                       1.29        0.97        1.35

1990 HOUSING UNITS by YEAR BUILT                  9,270      73,111     177,043
  Built 1989 to March 1990                        0.18%       0.31%       1.07%
  Built 1985 to 1988                              4.71%       5.76%       6.50%
  Built 1980 to 1984                              3.72%       5.11%       5.58%
  Built 1970 to 1979                              8.46%      19.14%      20.06%
  Built 1960 to 1969                             18.82%      24.25%      26.54%
  Built 1950 to 1959                             26.25%      25.18%      23.53%
  Built 1940 to 1949                             17.03%       9.26%       7.71%
  Built 1939 or Earlier                          20.83%      10.98%       9.01%




================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                   ADDENDUM F

                               LEGAL DESCRIPTION

                             Intentionally omitted

                                   ADDENDUM G

                                   RENT ROLL

                             Intentionally omitted

                                   ADDENDUM H

                               ENGAGEMENT LETTER

APPRAISAL SERVICES                               CB [LOGO OMITTED] Richard Ellis

                                                   CB Richard Ellis
                                                   350 Sansome Street
                                                   Suite 840
                                                   San Francisco, CA  94104-1313
VIA FAX TRANSMITTAL (650) 596-5377                 T 415 986 7395
Hard copy to follow via U.S. Mail                  F 415 986 6802
                                                   lizchampag@aol.com

                                                   Elizabeth Champagne, MAI
                                                   Senior Managing Director


November 6, 2000
                                                   |   RECEIVED       |
                                                   |                  |
                                                   |  NOV 9 2002      |
                                                   |                  |
Mr. John Ghio                                      |  BY:_________    |
Prometheus Income Partners,                        |__________________|
a California limited partnership
350 Bridge Parkway
Redwood City, CA  94065

RE:     Appraisal Contract
        1. Alderwood Apartments                  2. Tiberleaf Apartments
           Santa Clara, CA                          Santa Clara, CA
           234 Units                                124 Units



Dear Mr. Ghio:

At your request, we are pleased to submit the following proposal to appraise the above referenced property. The purpose of this assignment is to estimate the market value of the leased fee interest. It is our understanding that the appraisal report will be used for lending purposes.

As described by the Uniform Standards of Professional Appraisal Practice (USPAP), the process undertaken in this assignment is to do a complete appraisal presented in a summary format. The appraisal report will contain a complete description of the subject property's location, market conditions, site, improvements, along with supporting factual data, and analysis necessary to convey our opinion of value. In addition, photographs, maps, and other pertinent exhibits will be included.

Our opinion of value will be based on the Cost, Sales Comparison, and Income Capitalization approaches to value, as applicable, correlating our findings into a final value conclusion. The value estimate to be concluded in the report is the market value "as is".

The report will be prepared in conformity with and will be subject to the requirements of the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute. The report will also conform to the Uniform Standards of Professional Appraisal Practice ("USPAP") and Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA").

Mr. John Ghio
November 7, 2000
Page 2


Verbal will be given on December 1, 2000 and one (1) original report signed by a state certified MAI appraiser will be delivered to you by December 8, 2000 subsequent to receipt of your written acceptance of this proposal. Additional original reports will be provided at an added cost of $250 for originals and $100 for photocopies.

Our actual delivery time is contingent on timely receipt of the following applicable items. If our receipt of these items is delayed, delivery of the reports will potentially be delayed. Please contact me if items are unavailable.

        o       A recent title policy or report
        o       Legal descriptions
        o       Copy of the most recent tax bill
        o       Site and floor plans
        o       Building area calculations and surveys
        o       Pro forma and cost estimates
        o A list of major repairs which have recently been made, or are scheduled to be made in the next 18 months
        o Name and phone number(s) of on-site superintendent(s), or local management firm or trustee for physical inspection
        o Copies of any toxic engineering reports dealing with underground tanks, PCB's, asbestos or chemical spills, if available
        o       Soils/hazards/structural reports, etc.
        o       Copy of Ground Lease, if Leasehold
        o       A current rent roll
        o Notice of any pending changes to the rent roll or pertinent information regarding the current status of the tenants
        o       Copy of leases or abstracts
        o Copies of all leases or a detailed rent roll including all pertinent deal points
        o       A three year income and expense history
        o       Current year expense to date
        o       Rent reimbursements on a tenant by tenant basis
        o       A copy of the current budget
        o       A copy of the next fiscal year's budget, if available
        o Escrow instructions/purchase documents if the property transferred within the past three years
        o Copies of any bona fide offers to purchase the property, listing agreements, or option agreements covering the last three years
        o       Other recent appraisals or market studies, etc.
        o Any other information which you feel is necessary for a proper valuation of the property

Mr. John Ghio
November 7, 2000
Page 3


Our fee for this assignment will be $6,000. Incidental expenses for original reports, maps, photographs, etc. are included in our fee. If this assignment is canceled prior to our completion, our upset fee will be equal to the amount of time expended. If material changes in the assignment are necessary before completion, you will be billed for the additional time at our hourly rate.

If we are requested to give court testimony, an additional fee will be charged on an hourly basis at $250 per hour for designated MAI-appraisers and $150 for non-designated appraisers. The hourly billings pertain to court preparation, waiting and travel time, document review and preparation (excludes appraisal report) and all meetings related to court testimony.

The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given will be on a condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us an Indemnification Agreement and/or Non-Reliance letter.

You acknowledge that we are being retained as an independent contractor to perform the services described herein and nothing in this agreement shall be deemed to create any other relationship between us. This assignment will be deemed concluded and the services considered completed upon delivery to you of the appraisal report discussed herein.

If these terms are acceptable, please authorize us to proceed by having an officer of the corporation, managing general partner, principal owner, or a contractually responsible party sign the enclosed copy of this proposal with "Terms and Conditions", as attached, and return it to us for our permanent file. The executed proposal and attached "Terms and Conditions" constitute our agreement, unless amended in writing. The full fee will be due and payable upon delivery of the completed report or if required, within 60 days of delivery of a substantially completed draft report, which ever is sooner. Payment of the fee is not contingent on any loan closing or predetermined outcome or event.

We appreciate the opportunity of submitting this proposal and look forward to working with you on this assignment. If there are any further questions, changes in the assignment, or further clarifications required, please feel free to contact me at your convenience. I can be reached at (415) 986-7259.

Mr. John Ghio
November 7, 2000
Page 4


Please note that this proposal is subject to withdrawal or modification if not accepted within 3 days.

Respectfully submitted,


CB RICHARD ELLIS, INC.
Valuation & Advisory Services


/s/ Susan Mullahey                              /s/ Elizabeth Champagne
Susan Mullahey                                  Elizabeth Champagne, MAI
Senior Retail Estate Analyst                    Senior Managing Director
California State Certification No. AGO10520     California State Certification No. AGO25144



                               AGREED & ACCEPTED


                PROMETHEUS INCOME PARTNERS, a California limited partnership

                By: PROMETHEUS DEVELOPMENT CO., INC. a
                    California corporation, its general partner

                By: /s/ John J. Murphy
                    ---------------------------------
                    John J. Murphy, Vice President

                     TERMS AND CONDITIONS OF AGREEMENT FOR
                      APPRAISAL AND CONSULTATION SERVICES

1. The parties to this Agreement are CB Richard Ellis, Inc., Appraisal Services, a division of CB Richard Ellis, Inc., hereinafter referred to as "Appraiser" and Prometheus hereinafter referred to as the "Client".

2. "Agreement" refers to the assignment by client to Appraiser to perform real property appraisal and/or consultation services in accordance with the attached proposal and these "Terms and Conditions".

3. In the event of any dispute between CLient and Appraiser relating to this Agreement or Appraiser's or Client's performance hereunder, Appraiser and Client agree that such dispute shall be resolved by means of binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Depositions may be taken and other discovery obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings in the state where the office of Appraiser executing this Agreement is located. The arbitrator(s) shall be limited to awarding compensatory damages and shall have no authority to award punitive, exemplary or similar type damages. The prevailing party in the arbitration proceeding shall be entitled to recover from the losing party its expenses, including the costs of arbitration proceeding, and reasonable attorneys' fees.

4. Appraiser and the Client for whom Appraiser will perform appraisal or consultation services, hereby agree that these Terms and Conditions shall be deemed a part of such Agreement as though set forth in full therein.

5. Appraiser shall exercise independent judgment and complete the assignment called for by the Agreement in accordance with sound appraisal or consultation practice and the Code of Professional Ethics and Standards of Professional Conduct of the Appraisal Institute, as applicable.

6. Client shall provide Appraiser with such materials with respect to the Assignment as are requested by Appraiser and Consultant and in the possession or under the control of Client. Client shall provide Appraiser or Consultant with sufficient access to the real property to be analyzed and hereby grants permission for entry, unless discussed in advance to the contrary.

7.   Unless  specifically  noted in the  appraisal,  we will not be taking  into consideration the possibility of the existence of asbestos, PCB transformers, or other toxic, hazardous, or contaminated substances and/or underground storage tanks (hazardous material), or the cost of encapsulation or removal thereof. Further, Appraiser understands that there is no major or significant deferred maintenance in the property which would require the expertise of a professional cost estimator or contractor. If such repairs are needed, the estimates are to be prepared by others, and are not a part of this fee proposal.

8. All statements of the fact in the report(s) which are used as the basis of Appraiser's analyses, opinions, and conclusions will be true and correct to the best of Appraiser's

Mr. John Ghio
November 7, 2000
Page 6


     knowledge and belief. Appraiser may rely upon the accuracy of information and material furnished to Appraiser by Client.

9. Appraiser shall have no responsibility for legal matters, questions of survey or title, soil or subsoil conditions, engineering, or other similar technical matters. The report will not constitute a survey of the property analyzed.

10. Unless expressly specified in the Agreement, the fee quoted does not include the attendance or giving of testimony by Appraiser or any employee of CB Richard Ellis, Inc., at any court, regulatory, or other proceeding, or any conferences or other work in preparation for such a proceeding.

11.  The aggregate  liability of Appraiser for any negligent  acts,  errors,  or
     omissions  in  connection   with  the  Assignment   shall  not  exceed  the
     compensation payable to Appraiser in accordance with the Agreement.

12. The data gathered in the course of the Assignment (except data furnished by Client) and the report(s) prepared pursuant to the Agreement are and will remain the property of Appraiser. With respect to data provided by Client, Appraiser shall not violate the confidential nature of the appraiser-client relationship by improperly disclosing any confidential information furnished to Appraiser. Notwithstanding the foregoing, Appraiser is authorized by client to disclose all or any portion of the report(s) and the related data to appropriate representatives of the Appraisal Institute if such disclosure is required to enable Appraiser to comply with the Bylaws and Regulations of such Institute as now or hereafter in effect.

13. In the event Client fails to make payments when due and payable, then from the date due and payable until paid the amount due and payable shall bear interest at the maximum rate permitted in the state in which the office of Appraiser executing the Agreement is located.

14. CB Richard Ellis, Inc., Appraisal Services and Client agree that the Agreement (including these Terms and Conditions) shall be governed by the laws of the state of the CB Richard Ellis, Inc., Appraisal Services office shown on the Agreement.

15. Client shall indemnify Appraiser and/or hold Appraiser harmless to the extent that the Client misrepresents, distorts, or provides incomplete or inaccurate appraisal results to others. The Client shall indemnify and hold Appraiser harmless from any claims, expenses, judgments or other items or costs arising as a result of the Client's failure or the failure of any of the Client's agents to provide a complete copy of the appraisal report to any third party. In the event of any litigation between the parties, the prevailing party to such litigation shall be entitled to recover from the other reasonable attorney fees and costs.

16. Appraiser understands that the Client may provide complete final copies of the appraisal report(s) (but not partial or summarized copies) to third parties who shall rely on such reports in connection with the Client's securitization efforts. Appraiser is not required to

Mr. John Ghio
November 7, 2000
Page 7


     explain or testify as to appraisal results other than to respond to the Client for routine and customary questions that may arise.

                                   ADDENDUM I

                                 QUALIFICATIONS

                             Intentionally Omitted

                                  APPENDIX C-2

             SEPTEMBER 17, 2001 APPRAISAL OF CB RICHARD ELLIS, INC.


                                      C-2-1

                     (This page intentionally left blank)

CB[GRAPHIC OMITTED]Richard Ellis

                               COMPLETE APPRAISAL

                                 SUMMARY REPORT

                                       OF

                       ALDERWOOD AND TIMBERLEAF APARTMENTS
                      900 Pepper Tree & 2147 Newhall Street
                   Santa Clara, Santa Clara County, California
                              CBREI File No. 01-822

                                  DATE OF VALUE

                               September 17, 2001

                                  PREPARED FOR

                                    John Ghio
          PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
                               350 Bridge Parkway
                         Redwood City, California 94065

                                   PREPARED BY

                             CB RICHARD ELLIS, INC.
                          VALUATION & ADVISORY SERVICES
                          350 Sansome Street, Suite 840
                         San Francisco, California 94104

                     (This page intentionally left blank)

September 17, 2001



John Ghio
PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
350 Bridge Parkway
Redwood City, California  94065


RE:     Appraisal of ALDERWOOD AND TIMBERLEAF APARTMENTS
        900 Pepper Tree & 2147 Newhall Street
        Santa Clara, Santa Clara County, California
        CBREI File No. 01-822


Dear Mr. Ghio:


At your request and authorization, CB Richard Ellis, Inc. has prepared a Complete Appraisal presented in a summary appraisal report of the market value in the referenced real property.

The subject is comprised of two garden apartment buildings. Alderwood Apartment is a 234 unit apartment complex built in 1986 situated on a 9.42 acre site in Santa Clara, Santa Clara County, California. Currently the property is 92% occupied. Timberleaf Apartments is a 124 units apartment complex built in 1986 situated on a 4.94 acre site in Santa Clara, Santa Clara County, California. Currently it is 92% occupied. The subject is more fully described, legally and physically within the enclosed report.

Data, information, and calculations leading to the value conclusion are incorporated in the report following this letter. The report, in its entirety, including all assumptions and limiting conditions, is an integral part of and inseparable from this letter.

The date of value in this assignment is subsequent to September 11, 2001, the date of the attack on the World Trade Center in New York City and on the Pentagon in Washington, D.C. The scope of this appraisal assignment does not include the measurement of any effect of these events on the real estate market or on the value of the subject property. Therefore, the value opinion and other conclusions expressed in this report are subject to the extraordinary assumption that these events have had no effect on the marketability or market value of the subject property. The client and intended users of this appraisal are cautioned that if this extraordinary assumption is incorrect, the value opinion and other conclusions expressed in this report could be significantly different.

Based on the analysis contained in the following report, the market value of the subject is concluded as follows:

John Ghio
Page 2

------------------------------------------------------------------------------------------------------
                                   MARKET VALUE CONCLUSION
------------------------------------------------------------------------------------------------------
Location       Appraisal Premise     Interest Appraised        Date of Value       Value Conclusion
------------------------------------------------------------------------------------------------------
Alderwood           As Is                Fee Simple         September 17, 2001       $36,000,000
Timberleaf          As Is                Fee Simple         September 17, 2001       $17,200,000
------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------

The following appraisal sets forth the most pertinent data gathered, the techniques employed, and the reasoning leading to the opinion of value. The analyses, opinions and conclusions were developed based on, and this report has been prepared in conformance with, our interpretation of the guidelines and recommendations set forth in the Uniform Standards of Professional Appraisal Practice (USPAP), the requirements of the Code of Professional Ethics and Standards of Professional Appraisal Practice of the Appraisal Institute, The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (FIRREA), Title XI Regulations.

The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.

It has been a pleasure to assist you in this assignment. If you have any questions concerning the analysis, or if CB Richard Ellis, Inc. can be of further service, please contact us.


Respectfully submitted,

CB RICHARD ELLIS, INC.
VALUATION & ADVISORY SERVICES




/s/ Susan R. Mullahey                            /s/ Elizabeth Champagne
----------------------------------------------   -------------------------------
Susan R. Mullahey                                Elizabeth Champagne, MAI
Senior Real Estate Analyst                       Senior Managing Director
California Cert.  AG010520                       California Cert. AG025144

Phone:   415-986-7259                            Phone:   415-986-7395
Fax:     415-986-6862                            Fax:     415-986-6862
Email:   smullahey@cbre.com                      Email:   echampagne@cbre.com

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               CERTIFICATION OF THE APPRAISAL
--------------------------------------------------------------------------------


                         Certification of the Appraisal

We certify to the best of our knowledge and belief:

1.   The statements of fact contained in this report are true and correct.

2.   The reported  analyses,  opinions,  and conclusions are limited only by the
     reported   assumptions  and  limiting  conditions  and  are  our  personal, impartial and unbiased professional analyses, opinions, and conclusions.

3. We have no present or prospective interest in or bias with respect to the property that is the subject of this report and have no personal interest in or bias with respect to the parties involved with this assignment.

4. Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

5. Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal, such as the approval of a loan.

6. This appraisal assignment was not based upon a requested minimum valuation, a specific valuation , or the approval of a loan.

7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the requirements of the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute. In addition, this report conforms to the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act (FIRREA).

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. Elizabeth Champagne, MAI has completed the requirements of the continuing education program of the Appraisal Institute.

10. Susan R. Mullahey has and Elizabeth Champagne, MAI has not made a personal inspection of the property that is the subject of this report.

11.  No one provided professional assistance to the persons signing this report.

12. Susan R. Mullahey and Elizabeth Champagne, MAI have extensive experience in the appraisal/review of similar property types.

13. Susan R. Mullahey and Elizabeth Champagne, MAI are currently certified in the state where the subject is located.

14. Valuation and Advisory Services operates as an independent economic entity within CB Richard Ellis, Inc. Although other employees of CB Richard Ellis, Inc. divisions may be contacted as a part of our routine market research investigations, absolute client confidentiality and privacy are maintained at all times with regard to this assignment without conflict of interest.


/s/ Susan R. Mullahey                            /s/ Elizabeth Champagne
----------------------------------------------   -------------------------------
Susan R. Mullahey                                Elizabeth Champagne, MAI
Senior Real Estate Analyst                       Senior Managing Director
California Cert.  AG010520                       California Cert. AG025144

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                          SUBJECT PHOTOGRAPHS
--------------------------------------------------------------------------------


                               Subject Photographs
                         [photo of property - Alderwood]


--------------------------------------------------------------------------------
                           TYPICAL VIEW OF THE SUBJECT

--------------------------------------------------------------------------------
                        [photo of property - Timberleaf]

--------------------------------------------------------------------------------

                           TYPICAL VIEW OF THE SUBJECT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------

                                     SUMMARY OF SALIENT FACTS

Property Name                                      Alderwood Apartments

Location                                           900 Pepper Tree Lane, Santa Clara, California

Assessor's Parcel Number                           290-26-009

Highest and Best Use

   As Though Vacant                                Apartment
   As Improved                                     Apartment

Property Rights Appraised                          Fee Simple

Land Area                                          9.42 AC              410,422 SF

Excess Land Area                                   0.00 AC              0 SF

Improvements

   Number of Buildings                             19
   Number of Stories                               2
   Gross Building Area                             195,000 SF
   Net Rentable Area                               187,514 SF
   Number of Units                                 234
   Average Unit Size                               801 SF
   Year Built                                      1986
   Condition                                       Good

Estimated Exposure Time                            12 Months

Financial Indicators

   Current Overall Occupancy                       91.9%
   Stabilized Overall Occupancy                    95.0%
   Estimated Lease-up Period                       0 Months
   Overall Capitalization Rate                     7.50%
   Discount Rate                                   12.00%
   Terminal Capitalization Rate                    11.00%

Stabilized Operating Data                               Total                Per Unit
                                                   --------------          ------------
   Effective Gross Income                              $4,207,018               $17,979
   Operating Expenses                                  $1,362,908                $5,824
   Expense Ratio                                           32.40%

   Net Operating Income                                $2,844,110               $12,154



--------------------------------------------------------------------------------
                                       iii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------


                                     SUMMARY OF SALIENT FACTS

Property Name                                      Timberleaf Apartments

Location                                           2147 Newhall Street, Santa Clara, California

Assessor's Parcel Number                           269-58-057

Highest and Best Use

   As Though Vacant                                Apartment
   As Improved                                     Apartment

Property Rights Appraised                          Fee Simple

Land Area                                          4.94 AC              215,186 SF

Improvements

   Number of Buildings                             9
   Number of Stories                               2&3
   Gross Building Area                             170,000 SF
   Net Rentable Area                               100,052 SF
   Number of Units                                 124
   Average Unit Size                               807 SF
   Year Built                                      1986
   Condition                                       Good

Estimated Exposure Time                            12 Months

Financial Indicators

   Current Overall Occupancy                       91.9%
   Stabilized Overall Occupancy                    95.0%
   Estimated Lease-up Period                       0 Months
   Overall Capitalization Rate                     7.50%
   Discount Rate                                   12.00%
   Terminal Capitalization Rate                    11.00%

Stabilized Operating Data                               Total                Per Unit
                                                   --------------          ------------
   Effective Gross Income                              $2,123,641               $17,126
   Operating Expenses                                    $752,119                $6,065
   Expense Ratio                                           35.42%
   Net Operating Income                                $1,371,522               $11,061


--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                            TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

CERTIFICATION OF THE APPRAISAL...............................................i

SUBJECT PHOTOGRAPHS.........................................................ii

SUMMARY OF SALIENT FACTS....................................................ii

TABLE OF CONTENTS............................................................v

INTRODUCTION.................................................................1

AREA ANALYSIS................................................................6

NEIGHBORHOOD ANALYSIS.......................................................10

MARKET ANALYSIS.............................................................12

SITE ANALYSIS...............................................................24

IMPROVEMENT ANALYSIS........................................................26

TAX AND ASSESSMENT DATA.....................................................28

HIGHEST AND BEST USE........................................................29

APPRAISAL METHODOLOGY.......................................................31

SALES COMPARISON APPROACH...................................................32

INCOME CAPITALIZATION APPROACH..............................................39

RECONCILIATION OF VALUE.....................................................50

ASSUMPTIONS AND LIMITING CONDITIONS.........................................51

ADDENDA
A Glossary of Terms
B Additional Photographs
C Improved Comparable Sales
D Rent Comparables
E Demographics
F Legal Description
G Rent Roll
H Engagement Letter
I Qualifications



--------------------------------------------------------------------------------
                                        v

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


                                  INTRODUCTION

PROPERTY IDENTIFICATION


The subject's street address is 900 Pepper Tree & 2147 Newhall Street, in Santa Clara, Santa Clara County, California.

OWNERSHIP AND PROPERTY HISTORY


Title to the property is currently vested in the name of Prometheus Income Partners, who acquired title to the property in 1987 for an undisclosed amount. There have been no ownership transfers of the property in the last three years. As of the date of value, the subject is not being marketed for sale.

DATE OF INSPECTION


The subject was inspected on September 17, 2001.

DATE OF VALUE


The date of value is September 17, 2001.

DATE OF REPORT


The date of report is the date indicated on the letter of transmittal.

PURPOSE OF THE APPRAISAL


The purpose of this appraisal is to estimate the market value of the subject property. Market value is defined as follows:

The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

    buyer and seller are typically motivated;
    both parties are well informed or well advised, and acting in what they consider their own best interests;
    a reasonable time is allowed for exposure in the open market;
    payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

--------------------------------------------------------------------------------
                                        1

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


    the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. (1)

PREMISE OF THE APPRAISAL


The premise of this appraisal valuation is "as is" on the date of value.

TERMS AND DEFINITIONS


The Glossary of Terms in the Addenda provides definitions for terms that are, and may be used in this appraisal.


INTENDED USE AND USER OF REPORT


This appraisal is to aid in internal decisions by the client, Prometheus Income Partners, a California Limited Partnership.


PROPERTY RIGHTS APPRAISED


The interest appraised represents the fee simple estate.


APPRAISAL DEVELOPMENT AND REPORTING PROCESS


The following steps were completed by CB Richard Ellis, Inc. for this assignment:

1.   identified the subject property;
2.   understood the intended use of the report;
3.   applied appropriate appraisal methodology;
4. analyzed the comparable data to arrive at a probable range of value via each approach to value used in this report;
5. reconciled the results of each approach into a reasonable and defensible final estimate of value for the subject, as defined herein; and
6. estimated a reasonable exposure time and marketing time associated with the value estimate.

To develop the opinion of value, CB Richard Ellis, Inc. performed a Complete Appraisal as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This means that no departures from Standard 1 were invoked. In this Complete Appraisal, CB Richard Ellis, Inc. used all appropriate approaches to value. Furthermore, the value conclusion reflects all known information about the subject, market conditions, and available data.

This appraisal of the subject has been presented in the form of a Summary Report, which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the USPAP. That is,

----------
1 The definition of market value is taken from Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1997 Edition. This definition is also compatible with the OTS, RTC, FDIC, NCUA, and the Board of Governors of the Federal Reserve System definition of market value. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition.

--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


this report incorporates, a summary of explanation of the data, reasoning and analysis which were used to develop the opinion of value. This report also includes summary descriptions of the subject and the market for the property type.

SPECIAL APPRAISAL INSTRUCTIONS


There have been no special appraisal instructions for this assignment.


EXPOSURE TIME


Exposure time is not intended to be a prediction of a date of sale or a one-line statement. Instead, it is an integral part of the appraisal analysis and is based on one or more of the following:

    o   statistical information about days on the market
    o   information gathered through sales verification
    o   interviews of market participants.

The reasonable exposure period is a function of price, time, and use. It is not an isolated estimate of time alone. Exposure time is different for various types of real estate and under various market conditions.


Exposure time is the estimated length of time the property would have been offered prior to a hypothetical market value sale on the effective date of appraisal. It is a retrospective estimate based on an analysis of recent past events, assuming a competitive and open market. It assumes not only adequate, sufficient, and reasonable time but also adequate, sufficient, and reasonable marketing effort. Exposure time is therefore interrelated with appraisal conclusion of value.


In consideration of these factors, we have analyzed the following:

    o exposure periods of comparable sales revealed during the course of this appraisal;
    o   the CB Richard Ellis, Inc. National Investor Survey; and
    o   knowledgeable real estate professionals.

The following table presents the information derived from these sources:

--------------------------------------------------------------------------------
                EXPOSURE TIME INFORMATION - APARTMENT PROPERTIES
--------------------------------------------------------------------------------
                                                  Exposure Time (Months)
Data Source                                           Range       Average
--------------------------------------------------------------------------------
Comparable Sales Data                             3.0  -   9.0      6.0

National Investor Survey, Second Quarter 2001
    Class A Properties                            3.0  -  12.0      6.5
    Class B Properties                            4.0  -  12.0      6.6
    Class C Properties                            5.0  -  12.0      7.7

Local Market Professionals                        6.0  -  12.0      9.0
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Based on the foregoing analysis, an exposure time of 12 months is reasonable, defensible, and appropriate. CB Richard Ellis, Inc. assumes the subject would have been competitively priced and aggressively promoted regionally.

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


MARKETING TIME

Marketing time is the period a prospective investor would forecast to sell the subject property immediately after the date of value, at the value estimated. The marketing time is an estimate of the number of months it will require to sell the subject from the date of value, into the future. The anticipated marketing time is essentially a measure of the perceived level of risk associated with the marketability, or liquidity, of the subject property. The marketing time estimate is based on the data used in estimating the reasonable exposure time, in addition to an analysis of the anticipated changes in market conditions following the date of appraisal.

The future price for the subject (at the end of the marketing time) may or may not equal the appraisal estimate. The future price depends on unpredictable changes in the physical real estate, demographic and economic trends, real estate markets in general, supply/demand characteristics for the property type, and many other factors.

Based on the premise that present market conditions are the best indicators of future performance, a prudent investor will forecast that, under the conditions described above, the subject will require a marketing time of 12 months.

--------------------------------------------------------------------------------

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                   [AREA MAP ]

--------------------------------------------------------------------------------

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                  AREA ANALYSIS

CITY OF SANTA CLARA

Overview

The City of Santa Clara is located in the northern portion of Santa Clara County, approximately 50 miles south of San Francisco and 40 miles south of Oakland. The City is bordered by Campbell to the south, Sunnyvale to the east, Los Altos to the west, and San Jose to the east. Santa Clara encompasses 18.3 square miles. There is very little land available for development in Santa Clara, the lack of which keeps new construction to a minimum.

Social Forces

Between 1980 and 1990, the population of Santa Clara increased 5.3%, from 88,924 to 93,672. In 1995 the population was estimated at 98,300. The city's population is anticipated to rise to 103,700 by this year, and 109,300 by 2015, an increase of 11.2% over 1995.

Santa Clara's total number of households is expected to rise 1.8% between 1995 and 2000, from 37,090 to 37,770. By 2020, it is anticipated to rise to 41,350, an increase of 11.5% over the year 1995.

The following chart illustrates population growth projections by sector for the City of Santa Clara.

-------------------------------------------------------------------------------------------
                                  SANTA CLARA DEMOGRAPHICS

                                         1990 - 2020
-------------------------------------------------------------------------------------------
                                       1990       1995       2000       2010       2020
-------------------------------------------------------------------------------------------
Population                            93,672     98,300    103,700    105,700    109,300
Mean Household Income (1995 $'s)     $60,521    $61,700    $67,000    $78,000    $86,700
Households                            36,665     37,090     37,770     39,310     41,350
Average Household Size                  2.49       2.59       2.69       2.64       2.59
-------------------------------------------------------------------------------------------
Source:  ABAG, Projections 2000
-------------------------------------------------------------------------------------------


Economic Forces

The following table shows the major employers in the City of Santa Clara.

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                                        6

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         MAJOR EMPLOYERS IN SANTA CLARA
--------------------------------------------------------------------------------
               Employer                         Business             Employees
--------------------------------------------------------------------------------
Hewlett Packard                         Computers & Components         2,000 +
IBM                                     Computers & Components         2,000 +
Intel Corporation                       Semiconductors                 2,000 +
Digital Equipment                       Semiconductors           1,000 - 2,000
Integrated Device Technology            Computer Components      1,000 - 2,000

--------------------------------------------------------------------------------
Source: Santa Clara Chamber of Commerce
--------------------------------------------------------------------------------


Between 1980 and 1990, total employment in Santa Clara increased 3.0%, from 99,901 to 102,940 jobs. By 1995 this had dropped to 100,490. Total employment is projected to grow 50.5% by 2010, to approximately 151,280 jobs. By 2020 total employment is anticipated to reach 161,850 jobs, an increase of 7.0% over the year 2010. Santa Clara's employment presently constitutes approximately 12.1% of the county's total employment.

The following chart illustrates employment growth projections by sector for the City of Santa Clara between 1990 and 2020.

    ------------------------------------------------------------------------
                     EMPLOYMENT GROWTH PROJECTIONS 1990-2020

                               CITY OF SANTA CLARA
    ------------------------------------------------------------------------
                                                                 1995-2020
                              1990     1995     2010     2020    % Change
    ------------------------------------------------------------------------
    Agriculture/Mining           270      260      300      290   (3.3%)
    Manufacturing/Wholesale   54,040   49,140   67,320   68,600    39.6%
    Retail                    12,010   11,510   16,390   17,220    49.6%
    Service                   26,230   29,210   50,810   58,680   100.9%
    Other                     10,390   10,370   16,460   17,060    64.5%
    ------------------------------------------------------------------------
    TOTAL                    102,940  100,490  151,280  161,850    61.1%
    ------------------------------------------------------------------------
    Sources:  ABAG, Projections 2000
    ------------------------------------------------------------------------


Spending, Income and Inflation

Mean household income, measured in constant 1995 dollars, rose approximately 15.7% between 1980 and 1990, from $52,305 to $60,521. In 1995 it was estimated at $61,300. Mean household income is anticipated to rise 34.3% by the year 2010 to $82,300 and 44.4% by 2020 to $88,500.

The following table presents historical and projected mean household incomes in 1990 dollars for the City of Santa Clara and Santa Clara County.

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                                       7

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ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                       SANTA CLARA COUNTY HOUSEHOLD INCOME
---------------------------------------------------------------------------------------
                                                                               95-20
        Area             1980       1990       1995        2010       2020     % Chg
---------------------------------------------------------------------------------------
Santa Clara County      $57,803   $70,262     $74,300     $97,200    $105,300   41.7%
City of Santa Clara     $52,305   $60,521     $61,300     $82,300     $88,500   44.4%
---------------------------------------------------------------------------------------
Sources:  Projections 2000, ABAG
---------------------------------------------------------------------------------------

Real Estate

As previously indicated, Santa Clara is almost completely built-out with only a limited amount of available land for new construction. The city encompasses 37,873 dwelling units, approximately 45% of which are single family detached homes. Santa Clara is adjacent to the upscale communities of Cupertino and Los Altos, which are primarily single family residential developments. The upscale residential communities in and around Santa Clara have helped the overall economic health of the area which also promotes the growth of local commercial services.

--------------------------------------------------------------------------------

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ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

                               [NEIGHBORHOOD MAP]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------


                              NEIGHBORHOOD ANALYSIS


LOCATION


The neighborhood is located in the City of Santa Clara. The City of Santa Clara is located in center of Santa Clara County.


BOUNDARIES


The neighborhood boundaries are detailed as follows:

       North:       El Camino Real
       South:       Interstate 280
       East:        Interstate 880
       West:        Lawrence Expressway


LAND USE


Land uses within the subject neighborhood consist of a harmonious mixture of commercial and residential development. The immediate area surrounding the subject is a newer area of development, consisting primarily of residential uses with much of the development being built during the 1970s and 1980s. The majority of the single-family residential development within a one mile radius of the subject may be described as tract homes in the $350,000-$500,000 price range.


GROWTH PATTERNS

Growth patterns have occurred primarily along primary commercial thoroughfares such as El Cmaino Real, Homestead Road, Meridian Road, San Tomas Expressway and Lawrence Expressway.


ACCESS


Primary access to the subject neighborhood is provided by Interstate 280 and 880 as well as San Tomas and Lawrence Expressway.


DEMOGRAPHICS


Population growth and new household formations have been on an upward trend within the subject neighborhood.


Selected neighborhood demographics in a one-, three-, and five-mile radius from the subject are shown in the following table:


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             SELECTED NEIGHBORHOOD DEMOGRAPHICS
--------------------------------------------------------------------------------
                                        1 mile       3 miles        5 miles
--------------------------------------------------------------------------------
Population
        2006 Estimate                   24,285       205,965        550,496
        2001 Estimate                   23,817       199,545        530,565
        1990 Census                     21,166       164,761        424,723
        2001 - 2006 % Change              2.0%          3.2%           3.8%
Households
        2006 Estimate                    9,857        83,487        207,086
        2001 Estimate                    9,635        80,557        198,975
        1990 Census                      9,208        73,020        177,278
        2001 - 2006 % Change              2.3%          3.6%           4.1%
2006 Median Household Income           $42,256       $36,901        $36,952
2001 Median Household Income           $79,070       $75,895        $84,917
2006 Average Household Income          $62,286       $64,156        $71,131
1990 Average Home Value               $265,335      $266,022       $279,740
1990 % College Graduates                 22.0%         40.2%          44.7%
--------------------------------------------------------------------------------
Source: Claritas, Inc.
--------------------------------------------------------------------------------

We are only showing one set of demographics, however, the sites are located relatively close and have basically similar demographics.


CONCLUSION


As shown above, the population within the subject neighborhood has shown growth over the past five years. The neighborhood currently has a strong income demographic profile. The outlook for the neighborhood is for good performance with improvement over the next several years. As a result, the demand for existing developments is expected to be strong.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


                                 MARKET ANALYSIS

In order to support basic assumptions regarding future demand for all types of real estate, the following research was undertaken. In addition to the information contained in this document, current market conditions for the subject property and an analysis of sales activity, price trends, etc. is contained in both the approaches to value utilized herein. Information is included from various Bay Area articles regarding local economic conditions. This market analysis document is separated into two primary categories:

               Bay Area and Silicon Valley Apartment Market Overview

               Santa Clara County & Palo Alto Apartment Market


HOUSING MARKET OVERVIEW


Over the last several years California has experienced a strong economy and as a result housing construction has improved. Housing construction forecasts prepared by the Construction Industry Research Board are presented as an indicator of the California housing market. This data indicates housing construction dropped in 1992 and bottomed out in 1993. Activity increased substantially since 1996.


Historical figures from the Construction Industry Research Board's Forecast are presented below:


--------------------------------------------------------------------------------------------------------------------------
                                                      CALIFORNIA HOUSING CONSTRUCTION
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       Annual % Change
                                                                                                      -------------------

           1992     1993     1994     1995     1996     1997       1998       1999       2000     97-98    98-99    99-00
--------------------------------------------------------------------------------------------------------------------------
Single   76,187   69,900   77,100   68,700   74,900    84,800     94,000    116,000    129,000      11.3     22.9     11.2
Multi    21,220   14,800   19,900   16,600   19,400    26,900     31,600     37,000     45,000      17.5     17.1     21.6
--------------------------------------------------------------------------------------------------------------------------
Total    97,407   84,700   97,000   85,300   94,300   111,700    126,000    153,000    174,000      12.8     21.4     13.7
--------------------------------------------------------------------------------------------------------------------------
Source:  Construction Industry Research Board
--------------------------------------------------------------------------------------------------------------------------

The decreases in construction and sluggish recovery through 1993 reflect the slide in the state's economy and the pessimistic market psychology despite relatively low mortgage interest rates. Although a significant increase in activity was recorded in 1994 signaling increased consumer confidence, 1995 results proved to be disappointing. Activity in 1996, however, indicates a 10.6% increase in activity over 1995 totals and 1997 figures demonstrate a gain of 18.45% over 1996. The construction expansion continued through 1998, with an increase in residential construction of 12.80%. The housing construction level grew in 1999 with an estimated increase of 21.42% over 1998. The number for 2000 was a more conservative growth rate of 13.73%.


BAY AREA MULTIFAMILY MARKET


The Bay Area includes nine counties including Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


The statistical data presented subsequently is based on figures compiled and published by Realdata, Inc. on a semi-annual basis.


VACANCY


Vacancy rates for multifamily properties in the Bay Area have remained relatively stable since 1986, rarely rising above 5 percent.


Historical Vacancy: The overall vacancy rate for the Bay Area as of 1999 was 3.7 percent. The following table summarizes the multifamily market vacancy rates in the Bay Area.

----------------------------------------------------------------------------------------------
                              BAY AREA MULTIFAMILY
                                     VACANCY
----------------------------------------------------------------------------------------------
                                                                                      Avg.
   County     1990  1991   1992  1993   1994  1995   1996  1997  1998   1999  2000  1990-2000
----------------------------------------------------------------------------------------------
Alameda        3.1%  3.7%   2.6%  5.2%   4.8%  3.4%   3.2%  3.4%  3.7%    3.7  2.7%      3.6%
Contra Costa   3.7%  4.0%   2.7%  6.0%   5.7%  5.1%   4.8%  4.4%  3.5%    3.9  2.9%      4.2%
Marin          2.4%  5.6%   3.1%  2.6%   3.2%  3.6%   2.6%  3.4%  3.2%    4.2  2.7%      3.3%
Napa           1.6%  2.5%   1.2%  3.1%   2.9%  4.2%   2.5%  3.2%  2.2%    2.6  2.3%      2.6%
San Francisco  6.2%  3.2%   3.3%  4.9%   4.1%  3.1%   3.7%  3.3%  2.8%    2.9  1.8%      3.6%
San Mateo      2.8%  3.5%   1.6%  3.8%   3.4%  3.3%   2.9%  4.4%  4.7%    4.3  3.4%      3.5%
Santa Clara    2.6%  2.7%   3.4%  4.9%   4.0%  2.2%   2.6%  2.8%  3.8%    3.6  2.4%      3.2%
Solano         2.7%  2.8%   2.2%  4.8%   5.1%  5.0%   4.6%  4.3%  4.0%    4.1  2.2%      3.8%
Sonoma         2.2%  3.2%   4.1%  5.4%   6.0%  5.0%   3.6%  3.2%  2.8%    3.3  2.5%      3.8%
----------------------------------------------------------------------------------------------
Average        3.2%  3.3%   2.9%  5.0%   4.5%  3.4%   3.3%  3.5%  3.4%    3.7  2.6%      3.5%
----------------------------------------------------------------------------------------------
Source:  RealData, Inc.
----------------------------------------------------------------------------------------------

The most current information states that the total vacancy rate in Santa Clara County was 2.4%, as of December 2000. This rate is slightly lower than the Bay Area market average of 2.6%, and is lower than the nine-year average vacancy rate within the County of 3.2%.


RENTS


Rents in the Bay Area were generally stable from 1992 through 1994 and increased rapidly from 1995 to present.


Rental Increases: Overall, the peak full year for rental increases was 1996 when the average overall rent increase in the Bay Area was 13.9 percent. The following table summarizes historical rental increases by county.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                    BAY AREA HISTORIC MULTIFAMILY RENT INCREASES
----------------------------------------------------------------------------------------------------
                                                                                            Avg.
   County       1990  1991  1992  1993   1994   1995    1996   1997   1998  1999    2000  1990-2000
----------------------------------------------------------------------------------------------------
Alameda         4.2%  1.7%  1.6%  1.8%   1.0%   2.0%   12.0%   9.5%   7.1%    5.3%  34.8%      7.4%
Contra Costa    5.4%  2.6%  1.4%  1.1%  -0.1%   3.3%    7.5%   6.2%   9.8%    9.5%  25.2%      6.5%
Marin           6.3%  3.7%  1.7% -3.3%   4.3%   3.6%    7.7%  11.4%  10.0%    5.8%  17.2%      6.2%
Napa            9.4%  3.9% -5.4%  0.3%   1.0%   1.2%    3.7%   5.8%   7.9%    7.2%  14.4%      4.5%
San Francisco   8.4%  3.4% -2.0%  1.1%   1.7%   2.6%   20.5%  15.6%  14.0%    7.2%  35.8%      9.8%
San Mateo       5.1%  3.3%  0.9%  3.2%   1.9%   4.4%   18.8%   7.1%  10.8%    7.9%  37.4%      9.2%
Santa Clara     4.3%  3.3% -0.7%  2.7%   0.1%  10.2%   17.5%  10.7%   3.0%    7.0%  38.8%      8.8%
Solano          7.0%  4.1%  1.6% -0.6%   0.6%   0.0%    2.5%   4.2%   7.2%    8.8%  16.2%      4.7%
Sonoma          7.4%  3.5%  1.2% -0.6%  -1.2%   2.4%    5.9%   7.7%  10.0%    5.6%  17.7%      5.4%
----------------------------------------------------------------------------------------------------
Average         5.6%  3.4%  0.3%  1.0%   0.9%   5.9%   13.9%   9.9%   8.8%    7.0%  34.0%      8.2%
----------------------------------------------------------------------------------------------------
Source:  RealData, Inc.
----------------------------------------------------------------------------------------------------

Prior to 1997, rental increases in Santa Clara County were typically below the overall market average. However, rental increases have been positive in all years averaging 5.8% per year. As evidenced in the table, many Bay Area markets experienced rapid rent increases in 1996 through 2000, with San Francisco leading the group for the first three of those four years. The subject and some of the rental comparables shown in the Income Capitalization Approach have experienced rental rate increases in the past year. According to the subject manager, from December 1999 to January 2001 rents at the subject property have increased 25% to 50%, depending on unit type.


Apartment rental rates in Santa Clara County are higher on average than rents Bay Area wide. The following table summarizes rental rates per square foot within San Francisco and the Bay Area.


---------------------------------------------------------------------------------------
                        RENTAL RATES PER SQUARE FOOT PER MONTH
                                UNFURNISHED APARTMENTS
                                  DECEMBER 2000
---------------------------------------------------------------------------------------
     County      Studio  1B/1B     2B/1B    2B/1+B   3B/1B  3B/1+B   4B/1+B     Avg.
---------------------------------------------------------------------------------------
Santa Clara Co.   $3.04    $2.52      $2.19   $2.24   $1.50   $2.16     $2.00    $2.36
Bay Area          $2.75    $2.75      $2.20   $1.86   $1.93   $1.63     $1.93    $2.05
---------------------------------------------------------------------------------------
Source:  RealData, Inc.
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                           RENTAL RATES PER UNIT PER MONTH
                                UNFURNISHED APARTMENTS
                                  DECEMBER 2000
---------------------------------------------------------------------------------------
     County      Studio  1B/1B     2B/1B    2B/1+B   3B/1B  3B/1+B   4B/1+B     Avg.
---------------------------------------------------------------------------------------
Santa Clara Co.   1,382    1,763      1,954   2,242   1,535   2,648     2,900   $1,959
Bay Area          1,319    1,524      1,624   1,925   1,626   2,337     1,711   $1,685
---------------------------------------------------------------------------------------
Source:  RealData, Inc.
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


Historically, the expanding employment base in the area has kept demand at a high level and the market has been seen large rental increases over the last two years. Discussions with market participants indicated that the current market is softer than has been seen over the past two years but is still considered very healthy with most vacancy rates still under 5%. However, rents have flattened out and in the more expensive market slight downward trend is noted. The future of apartment rents is uncertain and is dependent upon the strength of the Bay Area economy. Most think rents will remain relatively flat for the near term due to the down turn in the economy.


HISTORIC HOUSING SUPPLY


The construction of new housing units in Santa Clara County reached a decade low in 1992, with the development of an estimated 2,836 units. Multifamily construction had been the dominant unit of construction through the 1980s; however, the development of single family housing has become more prevalent in the 1990s. The following table summarizes the historical permit activity in Santa Clara since 1988.

             -----------------------------------------------------
                                BUILDING PERMITS
                               SANTA CLARA COUNTY
             -----------------------------------------------------
               Year         Single         Multi        Total
             -----------------------------------------------------
             1988          3,676         2,789         6,465
             1989          2,548         2,311         4,859
             1990          1,675         3,646         5,321
             1991          1,663         2,102         3,765
             1992          1,693         1,143         2,836
             1993          1,822         1,617         3,439
             1994          2,127         1,827         3,954
             1995          2,199         1,285         3,484
             1996          4,043         3,459         7,502
             1997          4,367         4,443         8,810
             1998          3,911         3,615         7,526
             1999          3,353         3,690         7,043
             -----------------------------------------------------
             9 yr. Avg      2,756          2,661        5,417
             5 yr. Avg      3,575          3,298        6,873
             -----------------------------------------------------
             Source:   Northern   California  Real  Estate Report
             -----------------------------------------------------


As can be seen in the preceding table, the nine-year average permit issuance is 5,417 units per year. This increases to 6,873 per year based on a five-year average.


According to this historical permit activity, multifamily permits have accounted for 44% of residential permits issued on a five-year average and 48% of total permits based on an nine-year average. Single family housing has accounted for 56% based on a five-year average and 52% based on a nine-year average. The following chart summarizes the data of single family and multifamily housing permit issuance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


                --------------------------------------------------
                          SANTA CLARA COUNTY HISTORICAL
                                 PERMIT ACTIVITY
                --------------------------------------------------
                                           9 Yr. Avg   5 Yr. Avg
                --------------------------------------------------
                Single Family Dwellings:        52%         56%
                Multifamily Dwellings:          48%         44%
                --------------------------------------------------
                  Total                        100%        100%
                --------------------------------------------------
                Source:   Northern California Real Estate Report
                --------------------------------------------------


These statistics will be utilized to determine future demand for housing in Santa Clara County.


During recent years, the increase in housing supply has been limited though increasing in Santa Clara County. The historically strong market conditions spurred an increase in supply but the supply was generally not able to keep a pace adequate to meet demand. The economic strength of the late 1990's resulted in several new projects being planned and/or built (mostly in the southernmost communities of San Jose, Morgan Hill, and Gilroy). Collectively these communities increased the county's housing supply by a greater magnitude than that experienced at any time during the past several years.


DEMAND ANALYSIS


Demand for housing in the local area is related to employment growth and convenient access to nearby freeways, and shopping areas, as well as the desirable quality of the surrounding neighborhood.


According  to  forecasts  prepared by the  Association  of Bay Area  Governments
(ABAG), the population of Santa Clara County will grow by a total of 14.9% between 2000 and 2020. This represents approximately 13,070 new residents per year. Employment growth for the same period is forecast to be 22.5%. The growth of employment over population in the county should keep demand for housing high. In addition, strict zoning ordinances, condominium conversions, and the lack of available developable land should continue to ensure high residential occupancies and limited construction within developed neighborhoods. ABAG has projected that between 2000 and 2020, the Santa Clara County housing market will require 97,860 new dwelling units.


According to the historical permit activity, multifamily permits have accounted for 44% of residential permits issued since 1995 and single family housing permits accounted for 56% of the total. Projections by the Association of Bay Area Government indicate that between 2000 and 2020 an average of 4,893 new housing units will be required annually.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


       -----------------------------------------------------------
                      SANTA CLARA COUNTY HOUSEHOLD
                             PROJECTIONS
       -----------------------------------------------------------
                                                     Avg. Annual
                               2000        2020        Change
       -----------------------------------------------------------
       Households            567,080     664,930         4,893
       -----------------------------------------------------------
       Source:  ABAG, Projections 2000
       -----------------------------------------------------------


Based on historical permit activity, 44% of the additions to supply were multifamily and 56% were single family. If these statistics remain constant, an average of 2,153 multifamily units will be required annually (44% x 4,893) and 2,740 single-family units will be required annually (56% x 4,893). Between 1988 and 1999, an average of 2,756 single-family units and 2,661 multifamily housing units were added to supply on an annual basis totaling 5,417 units, slightly more than the projected requirements. Based on permit information, it appears that construction activity has responded to the strong economic conditions.


IMPACT OF THE ECONOMIC SLOW DOWN IN THE BAY AREA


Economic Downturn


The quarterly survey of the national economy by the Anderson School at the University of California, Los Angeles (UCLA), said the economic slump, while brief, would mark the end of the gold-rush mentality spawned by the `New Economy'. Overall, the widely-respected economic forecast said the U.S. economy faces a 90 percent chance of going into recession this year and will only stage a weak recovery by year's end. "If history is a guide, the worst part of the adjustment will be over in 2001, and a recovery to be complete in 2002." In December 2000, at a time when most other forecasters were predicting continued growth, the UCLA survey pegged the likelihood of a recession in 2001 at 60 percent. A recession is defined as two consecutive quarters of contracting gross domestic product (GDP).


Leamer said there are major warning signs the nearly 10-year U.S. economic expansion is over. Manufacturers are scaling back hours at plants, a potential prelude to layoffs, and the unemployment rate is creeping up. Combined that with a flood of grim corporate profit reports issued by many U.S. firms making the chance of recession nearly certain, the report said. The survey sees GDP contracting to 0.2 percent in Q2 2001 and 0.7 percent the following quarter before growing again at 0.1 percent in Q4. For 2001, GDP was pegged at 0.7 percent, a far cry from the whopping 5 percent in 2000. "Don't expect the adjustment to be complete by 2002 and don't expect growth rates like 1998 and 1999," the report said. "It'll be 3's not 5's." The U.S. Federal Reserve Bank's recent aggressive moves to cut interest rates have also helped to lower the recession risk a bit, but they won't be enough to offset likely substantial declines in business investment and consumer spending for major items like cars and computers, Leamer said.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


Leamer said fears over the future should also rein in consumer spending, which had been fueled by a high-flying stock market over the past few years. Instead of saving money, many Americans used their windfalls to snap up expensive cars and homes in the belief the good times would never end. Now that equity prices have returned to earth, consumers and business realize they have to be much more prudent with their pocketbooks. "The lifestyle of the year 2002 is going to be one in which we prepare for the future in the old-fashioned way: Mainly we save," Leamer said in an interview. "Businesses will continue to invest in tech and the 'New Economy' but they will do it in a considered and more thoughtful way."


The UCLA report pegged consumption growth dropping sharply from 5.3 percent in 2000 to 1.7 percent in 2001. After that, however, it is expected to rise slightly to 2.2 percent, the forecast said. The UCLA report also predicted the U.S. unemployment rate would climb to 4.8 percent in 2001, up from 4 percent in 2000. The report also predicted a continued jobless rate increase in 2002 to 6.1 percent, which if reached would mark the highest since 1994.


Overall inflation was also expected to remain tame, easing to 2.7 percent in 2001 and 1.8 percent in 2002. Inflation was 3.4 percent in 2000. The core inflation rate, measured as the consumer price index minus food and fuel, was expected to fall to 2.3 percent in 2001 from 2.4 percent in 2000, the report said. CPI will dip to 1.7 percent in 2002, according to the forecast.


Local Impact


Furthermore, the survey by economists at the Anderson School at the University of California, Los Angeles (UCLA), said an increasing number of layoffs in Silicon Valley and a slow-down in investment in technology and software are ominous signs for the state which has the world's sixth-largest economy. "The outlook is gloomy only compared to where we have been," Tom Lieser, the report's author, said in an interview. "We may still avoid recession in California but energy is the wild card."


The near-term significant problem in the Bay Area is the dramatic decline in high-tech stock wealth that once fueled frantic consumer spending and helped keep state coffers flush, Lieser said. The forecast saw personal income growth dipping steeply from 11.5 percent in 2000 to 4.9 percent in 2001. This will rise again to 5.1 percent in 2002, the report said. "What we are getting is a little more significant than just a slowdown," Lieser said. "It is going to put us back in a weaker growth pattern for California."


The energy crisis remains a wild card in the calculations, Lieser said, although he warned that it could hurt the state in the long run. So far, California has spent billions of dollars to keep the lights on in the crisis stemming from a flawed deregulation law in 1996 that allowed wholesale power prices to float freely but kept strict price caps on the amount utilities could charge their customers. As a result, the state's two biggest utilities are on the brink of bankruptcy and continued power shortages threaten


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


millions of California homes and businesses with more rolling blackouts this summer. However, a huge bond issue will help repay the state for its power purchases and a separate UCLA report on the energy crisis said these expenditures will likely only have a small impact on the state's economy. The rolling blackouts, while a nuisance, may in fact have a small effect on the state's productivity, Christopher Thornberg wrote in the energy report. "An hour without power can be viewed as an extended coffee break for most businesses and lost production during the downtime can be made up through speeding the pace of operations after the power returns," Thornberg said. Still, Lieser added the energy crisis remains a factor which could help push California and the Bay Area in particular into recession, especially since most indicators already point to a slowing economy.


A more important consequence of the energy crisis is that businesses may in the long-term decide not to relocate to the Bay Area and many others already here may pack up and leave if the energy crisis is not resolved. "The effects of brownouts and blackouts, if prolonged, could discourage business expansion significantly," Lieser wrote in the report.


Residential construction will also perk up a bit in 2001, but not nearly enough to bring relief to the state's tight housing market, Lieser said. The report pegged the number of residential building permits at 154,000 units in 2001, up from 149,000 units in 2000. But the figure was expected to dip again to 151,000 units in 2002, the report said.


Growth in payrolls was expected to fall from 3.8 percent in 2000 to 2.4 percent in 2001. This will ease even further to 1.6 percent in 2002, the forecast said.


EMPLOYMENT


According to the Sate of California Employment Development Department, the unemployment rate in the San Clara County was an estimated 4.2 percent during June 2001. Unemployment within the City of Palo Alto in June was 2.1%. Overall unemployment in June 2000 was 2.2% and in 1999 averaged 3.0%. Based upon these figures it appears the local economy is still strong.


Santa Clara County reported 1,019,900 wage and salary jobs in June 2001 versus 1,045,200 wage and salary jobs in March 2001, a decrease of 25,300 jobs from the March figure or 5,060 per month. The labor force in June 2000 was 1,009, 900 and in 1999 the annual average was 965,500.


Despite ongoing corporate re-structuring and some near-term economic uncertainty, the information available indicates that employment is expected to remain strong which should have a positive impact on both the local and regional apartment markets over the long term.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


OCCUPANCY


Properties of similar quality and appeal are located in the subject area. The most comparable of these are summarized in the following table as well as within the Income Approach.


Competitive apartment properties in the subject's vicinity have been surveyed in order to identify the occupancy trends within the immediate submarket. Discussions with property management at the following comparables indicated that historically the market has been extremely tight with few vacancies and several increases in asking rents since the beginning of 2000. The Bay Area in total has seen a decrease in rents. The comparable data is summarized in the following table:

--------------------------------------------------------------------------------
                     SUMMARY OF COMPARABLE APARTMENT RENTALS
--------------------------------------------------------------------------------
Comp.
 No.               Name                         Location                     OCC
--------------------------------------------------------------------------------
1           Los Padres Village                  2250 Monroe Street,          95%
                                                Santa Clara, CA

2           Summerwood                          444 Saratoga Ave.,           93%
                                                Santa Clara, CA

3           Laguna Clara                        3131 Homestead Road,         98%
                                                Santa Clara, CA

4           Marina Cove                         3480 Granada Ave.,           99%
                                                Santa Clara, CA
--------------------------------------------------------------------------------
Subject     Alderwood Apartments                900 Pepper Tree Lane, 92%
                                                   Santa Clara, California
--------------------------------------------------------------------------------
Compiled by:  CB Richards Ellis, Inc.
--------------------------------------------------------------------------------

The comparable properties surveyed reported occupancy rates of 95% or better, and all are currently in average to good condition. Based on the foregoing analysis, CB Richard Ellis, Inc.'s conclusion of stabilized occupancy for the subject is illustrated in the following table.

--------------------------------------------------------------------------------
                              OCCUPANCY CONCLUSIONS
--------------------------------------------------------------------------------
Santa Clara Area                            97.6%
Submarket                                   97.6%
Rent Comparables                            96.3%
Subject's Current Occupancy                 91.9%
--------------------------------------------------------------------------------
Subject's Stabilized Occupancy              95.0%
--------------------------------------------------------------------------------
Source: CB Richards Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


Our estimate of the stabilized occupancy rate represents economic occupancy which includes collection loss.


Throughout 2000 the entire Bay Area region witnessed a major tightening in the multi-family market with a significant drop in vacancies and unprecedented increases in rental rates. Over the last several years supply has not been able to keep up with the huge demand for housing that has resulted from the economic boom experienced in the region, and more specifically, the Silicon Valley area, which includes Palo Alto. However, more recently in the second quarter of 2001 there has been some softening in the apartment market and property managers report a slight increase in vacancies and a general flattening of rents. This has historically been typical of the later winter months.


Overall, demand for housing in California is expected to increase in the coming years. According to The Association of Bay Area Governments, the largest demand for new housing units between now and the year 2005 is expected to occur in the area. This demand for new units is expected to keep vacancies low and housing prices and multifamily market rents high.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------



                                   [SITE MAP]



--------------------------------------------------------------------------------

                                  [Site map 2]



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


                                  SITE ANALYSIS

The following is for Alderwood:

--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
 Net Site Area               9.42 Acres                   410,422 Sq. Ft.
 Primary Road Frontage       Pepper Tree Lane             729 Feet
 Secondary Road Frontage     Lucia Drive                  390 Feet
 Excess Land Area            None
 Shape                       Rectangular
 Tophography                 Level
 Zoning District             R-3 1&D Low Density Multi-family
 Flood Map Panel No.         060350 0005D
 Flood Zone                  B
 Adjacent Land Uses          Residential

Comparative Analysis                Rating
--------------------                ------
 Access                      Average
 Visibility                  Average
 Functional Utility          Average
 Traffic Volume              Average
 Adequacy of Utilities       Average
 Landscaping                 Average
 Drainage                    Assumed adequate


Utilities                           Provider                     Adequacy
---------                           --------                     --------
 Water                       City of Santa Clara                   Yes
 Sewer                       City of Santa Clara                   Yes
 Natural Gas                 PG&E                                  Yes
 Electricity                 PG&E                                  Yes
 Telephone                   Pacific Bell                          Yes
 Mass Transit                Bus system                            Yes

Other                              Yes            No             Unknown
-----                              ---            --             -------
 Detrimental Easements                                              X
 Encroachments                                                      X
 Deed Restrictions                                                  X
 Reciprocal Parking Rights                                          X
 Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richards Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


The following is for Timberleaf:

--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
--------------------
 Net Site Area               4.94 Acres                   215,186 Sq. Ft.
 Primary Road Frontage       Timberleaf                   400 Feet
 Secondary Road Frontage     None
 Excess Land Area            None
 Shape                       Irregular
 Topography                  Level
 Zoning District             R3-25D- Medium Density Multifamily
 Flood Zone                  Bus system
 Adjacent Land Uses          Residential uses

Comparative Analysis                Rating
--------------------                ------

 Access                      Average
 Visibility                  Average
 Functional Utility          Average
 Traffic Volume              Average
 Adequacy of Utilities       Average
 Landscaping                 Average
 Drainage                    Assumed adequate

Utilities                          Provider                     Adequacy
---------                          --------                     --------
 Water                       City of Santa Clara                  Yes
 Sewer                       City of Santa Clara                  Yes
 Natural Gas                 PG&E                                 Yes
 Electricity                 PG&E                                 Yes
 Telephone                   Pacific Bell                         Yes
 Mass Transit                Bus system                           Yes

Other                               Yes           No            Unknown
-----                               ---           --            -------
 Detrimental Easements                                             X
 Encroachments                                                     X
 Deed Restrictions                                                 X
 Reciprocal Parking Rights                                         X
 Common Ingress/Egress                                             X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richards Ellis, Inc.
--------------------------------------------------------------------------------

CONCLUSION


The site is well located and afforded average access and visibility from roadway frontage. The size of the site is typical for the area and use, and there are no known detrimental uses in the immediate vicinity. Overall, there are no known factors which are considered to prevent the site from development to its highest and best use, as if vacant, or adverse to the existing use of the site.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


                              IMPROVEMENT ANALYSIS


The following chart depicts the subject's unit mix and building area.


Alderwood:

--------------------------------------------------------------------------------
                               IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------

Number of Buildings                 19
Number of Stories                   2
Gross Building Area                 195,000 SF
Net Rental Area                     187,514 SF
Number of Units                     234
Average Unit Size                   801 SF

--------------------------------------------------------------------------------
                                                 Percent of  Unit Size
Unit Mix       Comments             No. of Units   Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath         120          51.3%        700     84,000
2BR/1.75BA     Two bed/one3/4bath       114          48.7%      1,000    114,000
--------------------------------------------------------------------------------
Total/Average:                          234         100.0%        846    198,000
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


Timberleaf:

--------------------------------------------------------------------------------
                               IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings                 9
Number of Stories                   2&3
Gross Building Area                 107,000 SF
Net Rentable Area                   100,052 SF
Number of Units                     124
Average Unit Size                   807 SF
--------------------------------------------------------------------------------
                                                   Percent of  Unit Size
Unit Mix       Comments             No. of Units     Total       (SF)   NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath          60             48.4%      700    42,000
2BR/1.75BA     Two bed/one 3/4 bath      64             51.6%    1,000    64,000
--------------------------------------------------------------------------------
Total/Average:                          124            100.0%      855   106,000
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Building plans and specifications were not provided for the preparation of this appraisal. The following is a description of the subject improvements and basic construction features derived from CB Richard Ellis, Inc.'s physical inspection.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


There is some deferred maintenance for a replacement of both project's roof and siding that are deducted from the values herein. The costs were provided by the borrower and we have relied upon these figures. We reserve the right to amend our value conclusions if the cost to cure is different than utilized herein.


CONCLUSION


The improvements are considered to be in average overall condition and are considered to be typical for the age and location in regard to improvement design and layout, as well as interior and exterior amenities. Overall, there are no known factors which could be considered to adversely impact the marketability of any of the subject units or the overall property.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      TAX AND ASSESSMENT DATA
--------------------------------------------------------------------------------


                             TAX AND ASSESSMENT DATA


In  California,  all real property is assessed at 100% of full cash value (which is interpreted to mean market value of the fee simple estate interest) as determined by the County Assessor. Generally a reassessment occurs only when a property is sold (or transferred) or when new construction occurs (as differentiated from replacing existing construction). Assessments for properties that were acquired before the tax year 1975/76 were stabilized as of the tax year 1975/76. Property taxes are limited by State law to 1% of the assessed value plus voter-approved obligations. If no sale (or transfer) occurs or no new building takes place, assessments may not increase by more than 2% annually. Taxes are payable in two equal installments, which become delinquent after December 10 and April 10, respectively. The following table summarizes the current assessed value and property taxes for the subject.

Alderwood:

-----------------------------------------------------------------------------------------------------------------------
                      CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
-----------------------------------------------------------------------------------------------------------------------
                                         Assessed Value                                   Total Taxes
-----------------------------------------------------------------------------------------------------------------------
                                            Personal                           Total         Special
Parcel #        Land        Improvements    Property      Total    Tax Rate    Tax 1      Assessments 2  Total Tax
-----------------------------------------------------------------------------------------------------------------------
290-26-009   $7,612,283      $14,656,417    $76,639    $22,345,339  1.0605%  $236,966.54         $71.30  $237,037.84
-----------------------------------------------------------------------------------------------------------------------
1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source: Subject property tax bill and public records.
-----------------------------------------------------------------------------------------------------------------------
Compiled by: CB Richard Ellis Valuation and Advisory Services.
-----------------------------------------------------------------------------------------------------------------------

Timberleaf:

-----------------------------------------------------------------------------------------------------------------------
                      CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
-----------------------------------------------------------------------------------------------------------------------
                                         Assessed Value                                   Total Taxes
-----------------------------------------------------------------------------------------------------------------------
                                            Personal                           Total         Special
Parcel #        Land        Improvements    Property      Total    Tax Rate    Tax 1      Assessments 2  Total Tax
-----------------------------------------------------------------------------------------------------------------------
269-58-057   $3,725,157       $7,707,556    $41,979    $11,474.692  1.0605%  $121,683.33        $349.38  $122,032.71
-----------------------------------------------------------------------------------------------------------------------
1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source: Subject property tax bill and public records.
-----------------------------------------------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
-----------------------------------------------------------------------------------------------------------------------

The subject property's special assessments consist of vector control, traffic mitigation, flood control and open space district funds.

Tax and Assessment Conclusion: CB Richard Ellis Valuation and Advisory Services assumes that all taxes are current. If the subject sold for the value estimated in this report, a reassessment at that value would most likely occur, with tax increases limited to 2% annually thereafter until the property is sold again. The consequences of this reassessment have been considered in the appropriate valuation sections.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------


                              HIGHEST AND BEST USE


In appraisal practice, the concept of highest and best use represents the premise upon which value is based. The four criteria the highest and best use must meet are:


                         o    legal permissibility;
                         o    physical possibility;
                         o    financial feasibility; and
                         o    maximum profitability.


Highest and best use analysis involves assessing the subject both as if vacant and as improved.


AS VACANT


Legal Permissibility


The legally permissible uses were discussed in detail in the site analysis and zoning sections of this report.


Physical Possibility

The physical characteristics of the subject site were discussed in detail in the site analysis. Overall, a wide range of legally permissible uses would be physically possible.


Financial Feasibility


The financial feasibility of a specific property is market driven, and is influenced by surrounding land uses. Based on the subject's specific location and physical characteristics, multi-family residential development of the site in a manner which is complimentary to the surrounding land uses would represent the most likely financially feasible option.


Current market conditions and development activity indicate development of the site with a multi-family residential use would be economically feasible at this time.


Maximum Profitability


The use which results in the maximum profitability of the site is beyond the scope of this assignment. The recipient of the property's productivity (e.g., the lender, equity investor, the public, etc.) greatly determines what the use should be. Regardless, the use for the subject should conform to the neighborhood trends and be consistent with existing land uses.


CONCLUSION:  HIGHEST AND BEST USE AS VACANT

Based on the foregoing analysis, the highest and best use of the site as though vacant would be for multi-family residential development.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------


AS IMPROVED


Legal Permissibility


The subject site was approved for apartment development and the improvements are a legally conforming use.


Physical Possibility


The subject improvements were discussed in detail in the Improvement Analysis. The layout and positioning of the improvements are functional for apartment use based on comparison to neighborhood properties.


Financial Feasibility


The financial feasibility for an apartment property is based on the amount of rent which can be generated, less operating expenses required to generate that income; if a residual amount exists then the land is being to a productive use. As will be indicated in the Income Capitalization Approach, the subject is capable of producing a positive net cash flow and continued utilization of the improvements for apartment is considered financially feasible.


Maximum Profitability


The maximally profitable use of the subject as improved should conform to neighborhood trends and be consistent with existing land uses. Although several uses may generate sufficient revenue to satisfy the required rate of return on investment and provide a return on the land, the single use that produces the highest price or value is typically the highest and best use. However, the recipient of the property's productivity greatly determines what actual use maximizes profitability. It appears there are no alternative uses of the existing improvements which would produce a higher net income and/or value over time than the current use.


CONCLUSION: HIGHEST AND BEST USE AS IMPROVED


Based on the foregoing, the highest and best use of the property as improved is consistent with the existing use, as an apartment development.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        APPRAISAL METHODOLOGY
--------------------------------------------------------------------------------


                              APPRAISAL METHODOLOGY


In appraisal practice, an approach to value is included or omitted based on its applicability to the property type being valued and the quality and quantity of information available.


COST APPROACH


The Cost Approach is based upon the proposition the informed purchaser would pay no more for the subject than the cost to produce a substitute property with equivalent utility. This approach is particularly applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively unique or specialized improvements are located on the site and for which there exist few sales or leases of comparable properties.


SALES COMPARISON APPROACH


The Sales Comparison Approach utilizes sales of comparable properties, adjusted for differences, to indicate a value for the subject. Valuation is typically accomplished using physical units of comparison such as price per square foot, price per unit, price per floor, etc., or economic units of comparison such as gross rent multiplier. Adjustments are applied to the physical units of comparison derived from the comparable sale. The unit of comparison chosen for the subject is then used to yield a total value. Economic units of comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.


INCOME CAPITALIZATION APPROACH


The Income Capitalization Approach reflects the subject's income-producing capabilities. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. Specifically estimated is the amount an investor would be willing to pay to receive an income stream plus reversion value from a property over a period of time. The two common valuation techniques associated with the Income Capitalization Approach are direct capitalization and the discounted cash flow (DCF) analysis.


METHODOLOGY APPLICABLE TO THE SUBJECT


In valuing the subject, only the Sales Comparison and Income Capitalization Approaches are applicable and have been used.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


                            SALES COMPARISON APPROACH


The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each transaction is included in the Addenda.

------------------------------------------------------------------------------------------------------------------
                                          SUMMARY OF COMPARABLE APARTMENT SALES
------------------------------------------------------------------------------------------------------------------
                             Transaction    Year    No.  Avg. Unit  Adj. Sale  Price Per   NOI Per
No.  Name                    Type   Date    Built  Units   Size       Price      Unit      Occ.    Unit OAR
------------------------------------------------------------------------------------------------------------------
  1  Arioso Apartments,        Sale   Jan-00  1999   201     1,015   $46,400,000  $230,846   68%  $16,759   7.26%
     Cupertino, CA

  2  Villa De Anza             Sale   Nov-00  1969   120     1,147   $31,000,000  $258,333  100%  $15,500   6.00%
     Cupertino, CA

  3  Waterford Place Apt.,     Sale   Jun-00  1999   238      923    $50,000,000  $210,084   98%  $17,857   8.50%
     San Jose, CA

  4  Stoneridge,               Sale   Aug-01  1977   340      979    $54,000,000  $158,824   94%  $10,482   6.60%
     Walnut Creek, CA

  5  Summit At Skyline,        Sale   May-01  1973    98      986    $17,750,000  $181,122   95%  $13,131   7.25%
     Pacifica, CA

------------------------------------------------------------------------------------------------------------------

Subject Alderwood Apartments,  --     --    1986   234      801         --         --      95%  $12,154    --
     Santa Clarita, California

------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


                                   [SALES MAP]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


                           ANALYSIS OF IMPROVED SALES

Improved Sale One


This comparable represents the acquisition of a three-story garden apartment complex, developed in 1999. The complex is located in the Cupertino in a mixed-use area near Interstate 280. This project was developed at a density of about 31 units per acre and offers seven plan styles including four different one-bedroom/one-bathroom floor plans and three two-bedroom/two-bathroom floor plans. Arioso Apartments sold for $46,500,000 for this 201-unit development. At the time of sale, this comparable was in lease-up and was reported to have an actual occupancy of about 68%. However, it was our understanding that the sale was subject to stabilized occupancy. The property, upon stabilization, would have a pro forma net operating income per unit of about $16,772 per year, which results in an overall rate of about 7.25%.


Arioso Apartments is constructed of wood frame and stucco and was in excellent condition at the time of sale. A downward adjustment is warranted for the apartment market conditions since this comparable's date of sale, as compared to the subject's date of value. The comparable would be considered slightly inferior as it had some absorption at the time of sale; however, due to the strong market conditions at the time of the sale, the remaining absorption period was nominal. Further, the closing sale date was subject to stabilized occupancy. Due to its newly built condition, the comparable is considered superior in condition and a downward adjustment is applied. The location is slightly inferior. The average unit size is superior, being larger on average. Overall, the subject is considered superior to this comparable.


Improved Sale Two


The Villa De Anza Apartments represents the sale of a two-story garden apartment complex in November of 2000. This property is located in Cupertino. This project offers large two-bedroom/two-bathroom floor plans. At the time of sale, this comparable was reported to have an actual occupancy of 100% which was generating a net operating income per unit of about $15,500 per year. This is actual income in place and not pro forma. The sale price was $31,000,000, or $258,333 per unit, which resulted in a 6.0% capitalization rate. This complex is constructed of wood frame and stucco and was in average condition at the time of sale.


A downward adjustment for date of sale was made since the rental rates and sales activity have declined since the time of the purchase. An upward adjustment for age is made to the comparable. A downward adjustment was made for the larger average unit size of this comparable.


Improved Sale Three

This comparable is The Waterford place Apartments in San Jose. It is a garden apartment complex completed in 1999 with a total of 238 units in one-, and two-bedroom plans, averaging 923 square


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


feet per unit (NRA). Project amenities include pool, spa, fitness center, and clubhouse. Units are equipped individually with washer/dryers. The property was 100% occupied at the time of sale, with an NOI of approximately $17,857 per unit. It was purchased in June 2000 per a confidential source for $50,000,000, or $210,084 per unit.


A downward adjustment for date of sale was made since the rental rates and sales activity have declined since the time of the purchase. A downward adjustment is made for the comparable's superior age and superior average unit size. An upward adjustment was made for it inferior location in San Jose where rental rates are typically lower than in Cupertino on average.


Improved Sale Four


This is the pending sale of a 340-unit apartment complex in Walnut Creek. Stoneridge was built in 1972 and has an average unit size of 979 square feet. The property was listed for $56,800,000 and is just closed escrow for $54,000,000 or $158,824 per unit. A broker familiar with the sale reported a 6.6% capitalization rate on existing income.


As this is a recent sale it reflects current market conditions and no time adjustment is needed. This complex is located in Walnut Creek and is considered an inferior location. The complex is older construction than the subject and is inferior in quality and appeal. An upward adjustment for this factor is warranted.


This property previously sold in November 2000 for $144,118 per unit. However, according to a market participant, the property was not placed on the open market at this time and the previous owners had not brought the units up to market rent levels.


Improved Sale Five


This comparable represents the acquisition of a two-story garden apartment complex, developed in 1973 and last renovated in 1999/2000. This project was developed at a density of about 28 units per acre and offers three plan styles including a one-bedroom/one-bathroom units, a two-bedroom/one-bathroom floor plan, and a two-bedroom/two-bathroom floor plan. At the time of sale, this comparable was reported to have an actual occupancy of about 95% which was generating a net operating income per unit of about $13,131 per year. The indicated capitalization rate is 7.25%.


This property is constructed of wood frame and stucco and was in average to good condition at the time of sale with minimal deferred maintenance. The building is located in the western San Mateo County in Pacific the Hickey Boulevard interchange with I-280.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


An upward adjustment is made for the comparable's inferior age and location in Pacifica and an upward for its inferior average unit size.


SUMMARY OF ADJUSTMENTS


Based on the foregoing discussions, the following table presents the adjustments warranted to each sale, as compared to the subject. The following adjustment grid implies a level of accuracy which may not exist in the current market. However, the grid has been included in order to illustrate the magnitude of the warranted adjustments. Use of an adjustment grid in making quantitative adjustments is only appropriate and reliable when the extent of adjustment for each particular factor is well supported and the dollar or percentage adjustment is derived through either paired sales analysis or other data relevant to the market. In instances where paired sales and market data is not readily available, the appraiser must use his best judgment to make a reasonable estimate for the appropriate warranted adjustment.

-------------------------------------------------------------------------------------------
                              APARTMENT SALES ADJUSTMENT GRID
-------------------------------------------------------------------------------------------
                                         ALDERWOOD

Comparable Number           1            2          3          4            5       Subject
Transaction Type          Sale         Sale       Sale       Sale         Sale        --
Transaction Date         Jan-00       Nov-00     Jun-00     Aug-01       May-01       --
Year Built                1999         1969       1999       1977         1973      1986
No. Units                  201          120        238        340          98        234
Avg. Unit Size           1,015        1,147        923        979         986        801
Adjusted Sale Price   $46,400,000 $31,000,000 $50,000,000 $54,000,000 $17,750,000     --
Price Per Unit         $230,846     $258,333    $210,084   $158,824    $181,122       --
Occupancy                 68%          100%        98%        94%         95%         95%
NOI Per Unit            $16,759     $15,500     $17,857    $10,482      $13,131    $12,154
OAR                      7.26%        6.00%       8.50%      6.60%       7.25%        --
----------------------------------------------------------------------------------
Adj. Price Per Unit    $230,846     $258,333    $210,084   $158,824    $181,122
----------------------------------------------------------------------------------
Conditions of Sale         0%           0%          0%         0%          0%
Market Conditions (Time)  -15%         -25%        -15%        0%          -5%
----------------------------------------------------------------------------------
Subtotal               $196,219     $193,750    $178,571   $158,824    $172,066
----------------------------------------------------------------------------------
Age/Quality Condition     -10%          5%         -10%        5%           5%
Location                   0%           0%          0%         5%          10%
Average Unit Size         -10%        -20%         -10%       -10%        -10%
Floor Plate                0%           0%          0%         0%           0%
Amenities                  0%           0%          0%         0%           0%
Economics                  2%           0%          0%         0%           0%
----------------------------------------------------------------------------------
Total Other Adjustments  -18%         -15%         -20%        0%           5%
----------------------------------------------------------------------------------
Indicated Value Per Unit $160,900   $164,687    $142,857   $158,824      $180,669
----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
-------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                        APARTMENT SALES ADJUSTMENT GRID
-------------------------------------------------------------------------------------------------------
                                   TIMBERLEAF

Comparable Number            1            2             3             4             5         Subject
Transaction Type           Sale         Sale          Sale          Sale          Sale          ---
Transaction Date          Jan-00       Nov-00        Jun-00        Aug-01        May-01         ---
Year Built                 1999         1969          1999          1977          1973         1986
No. Units                   201          120           238           340           98           124
Avg. Unit Size             1,015        1,147          923           979           986          807
Adjusted Sales Price    $46,400,000  $31,000,000   $50,000,000   $54,000,000   $17,750,000      ---
Price Per Unit           $230,846     $258,333       $210,084      $158,824     $181,122        ---
Occupancy                   68%         100%           98%           94%           95%          95%
NOI Per Unit              $16,759      $15,500       $17,857       $10,482       $13,131      $11,061
OAR                        7.26%        6.00%         8.50%         6.60%         7.25%         ---
-----------------------------------------------------------------------------------------
Adj. Price Per Unit      $230,846     $258,333       $210,084      $158,824     $181,122
-----------------------------------------------------------------------------------------
Conditions of Sale          0%           0%            0%            0%            0%
Market Conditions (Time)   -15%         -25%          -15%           0%           -5%
-----------------------------------------------------------------------------------------
Subtotal                 $196,219     $193,750      $178,571      $158,824      $172,066
-----------------------------------------------------------------------------------------
Age/Quality/Condition      -10%          5%           -10%           5%            5%
Location                    0%           0%            0%            5%            10%
Average Unit Size          -10%         -20%          -10%          -10%          -10%
Floor Plate                 0%           0%            0%            0%            0%
Amenities                   0%           0%            0%            0%            0%
Economics                   2%           0%            0%            0%            0%
-----------------------------------------------------------------------------------------
Total Other Adjustments    -18%         -15%          -20%           0%            5%
-----------------------------------------------------------------------------------------
Indicated Value Per Unit $160,900     $164,687      $142,857       $158,824      $180,669
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------------------------------------------

SALES COMPARISON APPROACH CONCLUSION

Based on the preceding discussions of each comparable and the foregoing adjustment analysis, a price per unit indication near the middle of the range indicated by the comparables is the most appropriate for the subject.

The following table presents the estimated value for the subject as indicated by the Sales Comparison Approach.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           SALES COMPARISON APPROACH
-------------------------------------------------------------------------------
                                   ALDERWOOD
Total Units     X       Value Per Unit          =               Value
-------------------------------------------------------------------------------
    234         X          $160,000             =            $37,440,000
    234         X          $170,000             =            $39,780,000

-------------------------------------------------------------------------------

VALUE CONCLUSION

Indicated Stabilized Value                                         $38,000,000
Deferred Maintenance                                               ($1,959,270)
Lease-Up Discount                                                           $0
Excess Land Value                                                           $0
                                                                 --------------
Value Indication                                                    $36,040,730
Rounded                                                             $36,040,000
Value Per Unit                                                         $154,017

--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           SALES COMPARISON APPROACH
-------------------------------------------------------------------------------
                                   TIMBERLEAF
Total Units     X       Value Per Unit          =               Value
-------------------------------------------------------------------------------
    124         X          $160,000             =            $19,840,000
    124         X          $170,000             =            $21,080,000

-------------------------------------------------------------------------------

VALUE CONCLUSION

Indicated Stabilized Value                                         $20,000,000
Deferred Maintenance                                               ($1,120,388)
Lease-Up Discount                                                           $0
                                                                 --------------
Value Indication                                                    $18,879,612
Rounded                                                             $18,880,000
Value Per Unit                                                         $152,258

--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


                                   [RENTAL MAP]

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


                         INCOME CAPITALIZATION APPROACH

The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each comparable is included in the Addenda.

-------------------------------------------------------------------------------------
                     SUMMARY OF COMPARABLE APARTMENT RENTALS
-------------------------------------------------------------------------------------
Comp.                                            Year     No.       Rent per
No.        Name             Location             Built    Units     Unit        Occ.
-------------------------------------------------------------------------------------
1      Los Padres Village   2250 Monroe Street   1986     245       $1.635      95%
                            Santa Clara, CA

2      Summerwood           444 Saratoga Ave.,   1970     468       $1.574      93%
                            Santa Clara, CA

3      Laguna Clara         3131 Homestead Road  1971     264       $1.824      98%
                            Santa Clara, CA

4      Marina Cove          3480 Granada Ave.,   1975     292       $1.501      99%
                            Santa Clara, CA
-------------------------------------------------------------------------------------

Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------------------------

Details on the rental comparables are included in the addenda.


SUBJECT QUOTED RENTS


The following table depicts the subject's unit mix and quoted rental rates.

----------------------------------------------------------------------
                        QUOTED RENTS - ALDERWOOD
----------------------------------------------------------------------
                No. of    Unit        Unit    Quoted    Rent
 Type           Units     Size (SF)   Occ.    Rents     Per SF
----------------------------------------------------------------------
1BR/1BA         120       700SF       99%     $1,500    $2.14
2BR/1.75BA      114       1,000SF     99%     $1,745    $1.75
----------------------------------------------------------------------
Total/Average   234       846SF       92%     $1,619    $1.91
----------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
----------------------------------------------------------------------

----------------------------------------------------------------------
                       QUOTED RENTS - TIMBERLEAF
----------------------------------------------------------------------
                    No. of     Unit         Unit      Quoted    Rent
 Type               Units      Size (SF)    Occ.      Rents     Per SF
----------------------------------------------------------------------
1BR/1BA             60         700SF        100%      $1,500    $2.14
2BR/1.75BA          64         1,000SF      98%       $1,745    $1.75
----------------------------------------------------------------------
Total/Average       124        855SF        92%       $1,626    $1.90
----------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
----------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


ESTIMATE OF MARKET RENT


In order to estimate the market rates for the various floor plans, the subject unit types have been compared with similar units in the comparable projects. The following is a discussion of each unit type.


One-Bedroom Units

--------------------------------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                ONE BEDROOM UNITS
--------------------------------------------------------------------------------
                                                      Rental Rates
Comparable                          Size           $/Mo.         $/SF
--------------------------------------------------------------------------------
Summerwood                          825 SF        $1,410        $1.71
Marina Cove                         792 SF        $1,400        $1.77
Marina Cove                         725 SF        $1,375        $1.90
Marina Cove                         720 SF        $1,370        $1.90
Laguna Clara                        823 SF        $1,700        $2.07
Subject - Alderwood                 700 SF        $1,500        $2.14
Subject - Timberleaf                700 SF        $1,500        $2.14
Los Padres Village                  716 SF        $1,535        $2.14
Laguna Clara                        754 SF        $1,665        $2.21
Laguna Clara                        712 SF        $1,640        $2.30
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.

The subject's quoted rental rates are higher than the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied one bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of one bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated at the quoted rates. It is above the comparables, but recent leasing activity indicates these rents are achievable.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


Two-Bedroom Units

--------------------------------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                TWO BEDROOM UNITS
--------------------------------------------------------------------------------
                                                      Rental Rates
Comparable                          Size           $/Mo.         $/SF
--------------------------------------------------------------------------------

Marina Cove                       1,144 SF        $1,695        $1.48
Marina Cove                       1,051 SF        $1,625        $1.55
Summerwood                        1,120 SF        $1,740        $1.55
Marina Cove                       1,056 SF        $1,650        $1.56
Summerwood                          970 SF        $1,570        $1.62
Marina Cove                         900 SF        $1,522        $1.69
Subject-Alderwood                 1,000 SF        $1,745        $1.75
Subject-Timberleaf                1,000 SF        $1,745        $1.75
Laguna Clara                      1,158 SF        $2,135        $1.84
Los Padres Village                  946 SF        $1,821        $1.92
Laguna Clara                      1,072 SF        $2,075        $1.94
Los Padres Village                  913 SF        $1,775        $1.94
Los Padres Village                  858 SF        $1,711        $1.99
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

The subject's quoted rental rates are within the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied two bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of two bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated the quoted rates.

MARKET RENT CONCLUSIONS


Based on the foregoing analysis and discussion, the following is the estimate of potential rental income for the subject:

----------------------------------------------------------------------------------------------------------
                                    MARKET RENT CONCLUSIONS - ALDERWOOD
----------------------------------------------------------------------------------------------------------
No.                   Unit                       Monthly Rent           Annual Rent           Annual
Units   Unit Type     Size    Total SF      $/Unit  $/SF    PRI       $/Unit      $/SF        Total
----------------------------------------------------------------------------------------------------------
120     1BR/1BA      700 SF   84,000 SF     $1,495 $2.14  $179,400   $17,940     $25.63     $2,152,800
114    2BR/1.75BA  1,000 SF  114,000 SF     $1,800 $1.80  $205,200   $21,600     $21.60     $2,462,400
----------------------------------------------------------------------------------------------------------
234                  846 SF  198,000 SF     $1,644 $1.94  $384,600   $19,723     $23.31     $4,615,200
----------------------------------------------------------------------------------------------------------
Source:   CB Richard Ellis, Inc.
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                    MARKET RENT CONCLUSIONS - TIMBERLEAF
----------------------------------------------------------------------------------------------------------
No.                   Unit                       Monthly Rent           Annual Rent           Annual
Units   Unit Type     Size    Total SF      $/Unit  $/SF    PRI       $/Unit      $/SF        Total
----------------------------------------------------------------------------------------------------------
60     1BR/1BA       700 SF   42,000 SF     $1,375 $1.96   $82,500   $16,500    $23.57      $990,000
64    2BR/1.75BA   1,000 SF   64,000 SF     $1,720 $1.72  $110,080   $20,640    $20.64      $1,320,960
124                  855 SF  106,000 SF     $1,553 $1.82  $192,580   $18,637    $21.80      $2,310,960
----------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
----------------------------------------------------------------------------------------------------------

RENT ADJUSTMENTS


Rent adjustments are sometimes necessary to account for differences in rental rates applicable to different units within similar floor plans due to items such as location within the property, view, and level of amenities. These rental adjustments may be in the form of rent premiums or rent discounts. In the case of the subject, rent adjustments are not applicable.


POTENTIAL RENTAL INCOME CONCLUSION


Within this analysis, potential rental income is estimated based on market rental rates over the next twelve months in addition to any applicable rent adjustments. This method of calculating potential rental income is most prevalent in the local market and is consistent with the method used to derive overall capitalization rates from the comparable sales data. This shown later in the direct cap.


RENT ROLL ANALYSIS


The rent roll analysis serves as a cross check to the estimate of market rent for the subject. The collections shown on the rent roll include rent premiums and/or discounts. A copy of the rent roll are included in the addenda.


LOSS TO LEASE


Within the local market, buyers and sellers typically recognize a reduction in potential rental income due to the difference between market and contract rental rates. In this market, lease rates are typically now flat and are anticipated to roll to market every 6 to 12 months on average. Therefore, loss to lease factor was not applied.


VACANCY AND COLLECTION LOSS


The subject's estimated stabilized occupancy rate was previously analyzed and discussed in the Market Analysis (including an analysis of collection loss). The subject's historical and projected vacancy is detailed as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           VACANCY AND COLLECTION LOSS
--------------------------------------------------------------------------------
Year                                             % PGI
--------------------------------------------------------------------------------
1999                                               5%
2000                                               5%
2001 (7 Mos. Annualized*)                          5%
2001 Budget                                        0%

CB Richard Ellis, Inc. Estimate                    5%
--------------------------------------------------------------------------------
Source:  Operating Statements
--------------------------------------------------------------------------------

RENT CONCESSIONS


Rent concessions have started to re-occur at the subject and in the market. Therefore, we estimated a 5% concession amount for the subject.


EFFECTIVE GROSS INCOME


The subject's historical and pro forma effective gross income is detailed as follows:

Alderwood:

--------------------------------------------------------------------------------
                             EFFECTIVE GROSS INCOME
--------------------------------------------------------------------------------
Year                                          Total                  % Change
--------------------------------------------------------------------------------
1999                                        $3,854,480                  --
2000                                        $4,463,774                  16%
2001 (7 Mos. Annualized*)                   $5,097,939                  14%
2001 Budget                                 $5,101,646                   0%

CB Richard Ellis, Inc. Estimate             $4,207,018                 -18%
--------------------------------------------------------------------------------
Source:  Operating Statements
--------------------------------------------------------------------------------

Timberleaf:

--------------------------------------------------------------------------------
                             EFFECTIVE GROSS INCOME
--------------------------------------------------------------------------------
Year                                          Total                  % Change

1999                                        $1,980,845                  --
2000                                        $2,307,036                  16%
2001 (7 Mos. Annualized)                    $2,605,378                  13%
2001 Budget                                 $2,659,116                   2%

CB Richard Ellis, Inc. Estimate             $2,123,641                 -20%
--------------------------------------------------------------------------------
Source:  Operating Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


OPERATING EXPENSE ANALYSIS


In estimating the operating expenses for the subject, the actual operating history has been analyzed, along with expense data from IREM and comparable apartment properties (not presented herein). The following table presents the available operating expense history for the subject.

--------------------------------------------------------------------------------------------------------------------------------
                                                  OPERATING HISTORY - Alderwood
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 2001 (7 Mos.             2001
Year-Occupancy                1999           95%       2000           95%        Annualized*)  95%        Budget        100%
                            -----------------------  -----------------------  -----------------------  -------------------------
                                Total       $/Unit       Total       $/Unit      Total        $/Unit      Total        $/Unit
                            -----------------------  -----------------------  -----------------------  -------------------------
Income
  Rental Income              $3,747,035    $16,013    $4,418,560    $18,883    $5,060,777    $21,627    $5,070,250    $21,668
  Retained Deposits              19,036         81        20,498         88        21,307         91        17,032         73
  Other Income                   88,409        378        24,716        106        15,855         68        14,364         61
                            -----------------------  -----------------------  -----------------------  -------------------------
  Effective Gross Income     $3,854,480    $16,472    $4,463,774    $19,076    $5,097,939    $21,786    $5,101,646    $21,802
Expenses
  Real Estate Taxes            $233,764       $999      $235,124     $1,005      $237,837     $1,016      $240,253     $1,027
  Property Insurance             51,271        219        61,400       262         68,433        292        68,771        294
  Utilities                     127,689        546       132,276        565       155,748        666       123,411        527
  Non-Revenue Units                 -          -             -          -             -          -             -          -
  Repairs and Maintenance        84,429        361        78,597        336        64,915        277        89,336        382
  Landscaping                    45,530        195        43,455        186        40,454        173        48,486        207
  Administrative                 80,811        345        83,450        357        99,278        424        83,973        359
  Payroll                       222,096        949       279,255      1,193       311,793      1,332       284,647      1,216
  Management Fee                198,534        848       226,613        968       265,851      1,136       269,512      1,152
  Reserves for Replacement          -          -             -          -             -          -             -          -
                            -----------------------  -----------------------  -----------------------  -------------------------
  Operating Expenses         $1,044,124     $4,462    $1,140,170     $4,873    $1,244,307     $5,318    $1,208,389     $5,164
                            =======================  =======================  =======================  =========================
Net Operating Income         $2,810,356    $12,010    $3,323,604    $14,203    $3,853,632    $16,469    $3,893,257    $16,638

*January - September
--------------------------------------------------------------------------------------------------------------------------------
Source:  Operating statements
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                  OPERATING HISTORY - Timberleaf
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 2001 (7 Mos.             2001
Year-Occupancy                1999           95%       2000           95%        Annualized*)  95%        Budget        100%
                            -----------------------  -----------------------  -----------------------  -------------------------
                                Total       $/Unit       Total       $/Unit      Total        $/Unit      Total        $/Unit
                            -----------------------  -----------------------  -----------------------  -------------------------
Income
  Rental Income              $1,926,889    $15,539    $2,276,469    $18,359    $2,579,486    $20,802    $2,636,890    $21,265
  Retained Deposits Income        9,559         77        14,655        118        12,566        101        11,828         95
  Other Income                   44,397        358        15,912        128        13,327        107        10,398         84
                            -----------------------  -----------------------  -----------------------  -------------------------
  Effective Gross Income     $1,980,845    $15,975    $2,307,036    $18,605    $2,605,378    $21,011    $2,659,116    $21,444
Expenses
  Real Estate Taxes            $120,359       $971      $120,936       $975      $122,414       $987      $123,456       $996
  Property Insurance             29,851        241        32,667        263        36,506        294        36,991        298
  Utilities                      73,471        593        77,030        621        98,919        798        74,804        603
  Non-Revenue Units                 -          -             -          -             -          -             -          -
  Repairs and Maintenance        49,806        402        50,027        403        53,482        431        54,239        437
  Landscaping                    27,669        223        26,219        211        26,667        215        27,630        223
  Administrative                 63,974        516        60,937        491        76,510        617        63,562        513
  Payroll                       156,291      1,260       166,382      1,342       196,068      1,581       174,900      1,410
  Management Fee                101,715        820       145,388      1,172       132,518      1,069       145,275      1,172
  Reserves for Replacement          -          -             -          -             -          -             -          -
                            -----------------------  -----------------------  -----------------------  -------------------------
  Operating Expenses           $623,136     $5,025      $679,586     $5,481      $743,085     $5,993      $700,857     $5,652
                            =======================  =======================  =======================  =========================
Net Operating Income         $1,357,709    $10,949    $1,627,450    $13,125    $1,862,294    $15,018    $1,958,259    $15,792

*January - September
--------------------------------------------------------------------------------------------------------------------------------
Source:  Operating statements
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


Reserves for Replacement


Reserves  for  replacement   have  been  estimated  based  on  discussions  with
knowledgeable market participants who indicate a range from $150 to $500 per unit for comparable properties. We estimated $400 for the subject.


DIRECT CAPITALIZATION

Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into a value indication. The following subsections represent different techniques for deriving an overall capitalization rate for direct capitalization.


Comparable Sales


The OAR's confirmed for the comparable sales analyzed in the Sales Comparison Approach are as follows:

--------------------------------------------------------------------------------
                        COMPARABLE CAPITALIZATION RATES
--------------------------------------------------------------------------------
                     Sale         Sale Price                         Pro Forma
        Sale         Date          $/Unit            Occupancy          OAR
--------------------------------------------------------------------------------
        1          Jan-00        $230,846               68%             7.26%
        2          Nov-00        $258,333               100%            6.00%
        3          Jun-00        $210,084               98%             8.50%
        4          Aug-01        $158,824               94%             6.60%
        5          May-01        $181,122               95%             7.25%
--------------------------------------------------------------------------------
Indicated OAR:                                                          7.50%
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Based on the subject's current occupancy level and its competitive position in the local market versus the comparables, an OAR in the upper portion of the range indicated by the comparables is considered appropriate.


Published Investor Surveys


The results of the most recent National Investor Survey, published by CB Richard Ellis, Inc., are summarized in the following table.







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATES - APARTMENT
--------------------------------------------------------------------------------
Investor Survey                                 OAR Range               Average
--------------------------------------------------------------------------------
Class A                                         7.50% - 9.50%            8.34%
Class B                                         8.00% - 10.00%           8.82%
Class C                                         8.50% - 11.00%           9.95%
--------------------------------------------------------------------------------
Indicated OAR:                                                           8.00%
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc. National Investor Survey, Second Quarter 2001
--------------------------------------------------------------------------------

The subject is considered to be a Class A/B property. Because of the subject's location, an OAR near the middle to lower end of the range indicated in the preceding table is considered appropriate.


Market Participants


Most noted rates around 7.0 to 8.0%.


CAPITALIZATION RATE CONCLUSION


The following table summarizes the OAR conclusions.

----------------------------------------------------------------------
               OVERALL CAPITALIZATION RATES - CONCLUSION
----------------------------------------------------------------------
Source                                                  Indicated OAR
----------------------------------------------------------------------
Comparable Sales                                                7.50%
National Investor Survey                                        8.00%
Market Participants                                         7 to 8.0%
CB Richard Ellis, Inc. Estimate                                 7.50%
----------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
----------------------------------------------------------------------

DIRECT CAPITALIZATION SUMMARY


A summary of the direct capitalization of the subject at stabilized occupancy is illustrated in the following table.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DIRECT CAPITALIZATION SUMMARY - Alderwood
--------------------------------------------------------------------------------

Income                                         $/Unit/Yr                  Total
                                               --------------------------------
   Potential Rent Income                              $19,723        $4,615,200
   Concessions                     5.00%                 (986)         (230,760)
   Vacancy and Collection Loss     5.00%                 (937)         (219,222)
                                               --------------------------------
Net Rental Income                                     $17,800        $4,165,218

   Retained Deposits                                        60            14,000
   Other Income                                           128            30,000
   Vacancy and Collection Loss     5.00%                   (9)           (2,200)
                                               --------------------------------
Effective Gross Income                                $17,979        $4,207,018

Expenses
   Real Estate Taxes                                   $1,632          $380,825
   Property Insurance                                     294            68,796
   Utilities                                             540           126,360
   Non-Revenue Units                                        0                 -
   Repairs and Maintenance                                382            89,388
   Landscaping                                            207            48,438
   Administrative                                         359            84,006
   Payroll                                              1,216           284,544
   Management Fee                  5.00%                  899           210,351
   Reserves for Replacement                               300            70,200
                                               --------------------------------
Operating Expenses                                     $5,829        $1,362,908
                                               --------------------------------
Operating Expense Ratio                                                   32.40%
Net Operating Income                               $12,149,78        $2,844,110
OAR                                                                  /     7.50%
                                                                  --------------
Indicated Stabilized Value                                           $37,921,471
Deferred Maintenance                                                 (1,956,270)
Lease-Up Discount                                                             -
                                                                  --------------
Value Indication                                                    $35,962,201
Rounded                                                             $36,000,000
Value Per Unit                                                         $153,685

Matrix Analysis                                   -----------------------------
                                                   Cap Rate         Value
                                                  -----------------------------
                                                     7.25%          $37,269,800
                                                     7.50%          $35,962,200
                                                     7.75%          $34,738,900

-------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DIRECT CAPITALIZATION SUMMARY - Timberleaf
--------------------------------------------------------------------------------

Income                                         $/Unit/Yr                  Total
                                               --------------------------------
   Potential Rent Income                              $18,637        $2,310,960
   Concessions                     5.00%                 (932)         (115,548)
   Vacancy and Collection Loss     5.00%                 (885)         (109,771)
                                               --------------------------------
Net Rental Income                                     $16,820        $2,085,641

   Retained Deposits                                        81            10,000
   Other Income                                           242            30,000
   Vacancy and Collection Loss     5.00%                  (16)           (2,200)
                                               --------------------------------
Effective Gross Income                                $17,126        $2,123,641

Expenses
   Real Estate Taxes                                   $1,475          $182,921
   Property Insurance                                     298            36,952
   Utilities                                             603            74,772
   Non-Revenue Units                                        0                 -
   Repairs and Maintenance                                437            54,188
   Landscaping                                            223            27,652
   Administrative                                         513            63,612
   Payroll                                              1,410           174,840
   Management Fee                  5.00%                  856           106,182
   Reserves for Replacement                               250            31,000
                                               --------------------------------
Operating Expenses                                     $6,065          $752,119
                                               --------------------------------
Operating Expense Ratio                                                   35.42%
Net Operating Income                               $11,060.66        $1,371,522
OAR                                                                  /     7.50%
                                                                  --------------
Indicated Stabilized Value                                           $18,286,964
Deferred Maintenance                                                 (1,120,388)
Lease-Up Discount                                                             -
                                                                  --------------
Value Indication                                                    $17,166,576
Rounded                                                             $17,200,000
Value Per Unit                                                         $138,440

Matrix Analysis                                   -----------------------------
                                                   Cap Rate         Value
                                                  -----------------------------
                                                     7.25%          $17,797,200
                                                     7.50%          $17,166,600
                                                     7.75%          $16,576,700

-------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


CONCLUSION OF INCOME CAPITALIZATION APPROACH

The conclusions via the valuation methods employed for this approach are as follows:

-------------------------------------------------------------------
                INCOME CAPITALIZATION APPROACH VALUES
-------------------------------------------------------------------

                   Direct Capitalization Method
Alderwood                                               $36,000,000
Timberleaf                                              $17,200,000
-------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      RECONCILIATION OF VALUE
--------------------------------------------------------------------------------


                             RECONCILIATION OF VALUE


The value indications from the approaches to value are summarized as follows:

-------------------------------------------------------------------
                          SUMMARY OF VALUE CONCLUSIONS
-------------------------------------------------------------------
                                          As Is            As Is
                                       Timberleaf        Alderwood
-------------------------------------------------------------------
Cost Approach                                N/A               N/A
Sales Comparison Approach              $18,880,000      $36,040,000
Income Capitalization Approach         $17,200,000      $36,000,000
-------------------------------------------------------------------
Reconciled Value                       $17,200,000      $36,000,000
-------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
-------------------------------------------------------------------

The Cost Approach typically gives a reliable value indication when there is evidence for the replacement cost estimate and when there is minimal depreciation contributing to a loss in value which must be estimated. Considering the amount of depreciation present in the property, the reliability of the Cost Approach is somewhat diminished. Therefore, the Cost Approach is considered less applicable to the subject and is not used herein.


In the Sales Comparison Approach, the subject property is compared to similar properties that have been sold recently or for which listing prices or offers are known. The sales used in this analysis are considered fairly comparable to the subject, and the required adjustments were based on reasonable and well supported rationale. In addition, market participants are currently analyzing purchase prices on investment properties as they relate to available substitutes in the market. Therefore, the Sales Comparison Approach is considered to provide a reliable value indication and has been given emphasis in the final value reconciliation.


The Income Capitalization Approach is applicable to the subject property since it is an income producing property leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Capitalization Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value estimate.


Based on the foregoing, the market value of the subject has been concluded as follows:

--------------------------------------------------------------------------------
                            MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------
              Appraisal    Interest
   Location    Premise     Appraised        Date of Value      Value Conclusion

Alderwood        As Is     Fee Simple     September 17, 2001      $36,000,000
Timberleaf       As Is     Fee Simple     September 17, 2001      $17,200,000
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------


                       ASSUMPTIONS AND LIMITING CONDITIONS


   Unless otherwise  specifically noted in the body of the report, it is assumed that title to the property or properties appraised is clear and marketable and that there are no recorded or unrecorded matters or exceptions to total that would adversely affect marketability or value. CB Richard Ellis, Inc. is not aware of any title defects nor has it been advised of any unless such is specifically noted in the report. CB Richard Ellis, Inc., however, has not examined title and makes no representations relative to the condition thereof. Documents dealing with liens, encumbrances, easements, deed restrictions, clouds and other conditions that may affect the quality of title have not been reviewed. Insurance against financial loss resulting in claims that may arise out of defects in the subject property's title should be sought from a qualified title company that issues or insures title to real property.

   Unless otherwise specifically noted in the body of this report, it is assumed: that the existing improvements on the property or properties being appraised are structurally sound, seismically safe and code conforming; that all building systems (mechanical/electrical, HVAC, elevator, plumbing, etc.) are in good working order with no major deferred maintenance or repair required; that the roof and exterior are in good condition and free from intrusion by the elements; that the property or properties have been engineered in such a manner that the improvements, as currently constituted, conform to all applicable local, state, and federal building codes and ordinances. CB Richard Ellis, Inc. professionals are not engineers and are not competent to judge matters of an engineering nature. CB Richard Ellis, Inc. has not retained independent structural, mechanical, electrical, or civil engineers in connection with this appraisal and, therefore, makes no representations relative to the condition of improvements. Unless otherwise specifically noted in the body of the report: no problems were brought to the attention of CB Richard Ellis, Inc. by ownership or management; CB Richard Ellis, Inc. inspected less than 100% of the entire interior and exterior portions of the improvements; and CB Richard Ellis, Inc. was not furnished any engineering studies by the owners or by the party requesting this appraisal. If questions in these areas are critical to the decision process of the reader, the advice of competent engineering consultants should be obtained and relied upon. It is specifically assumed that any knowledgeable and prudent purchaser would, as a precondition to closing a sale, obtain a satisfactory engineering report relative to the structural integrity of the property and the integrity of building systems. Structural problems and/or building system problems may not be visually detectable. If engineering consultants retained should report negative factors of a material nature, or if such are later discovered, relative to the condition of improvements, such information could have a substantial negative impact on the conclusions reported in this appraisal. Accordingly, if negative findings are reported by engineering consultants, CB Richard Ellis, Inc. reserves the right to amend the appraisal conclusions reported herein.

   Unless otherwise stated in this report, the existence of hazardous material, which may or may not be present on the property was not observed by the appraisers. CB Richard Ellis, Inc. has no knowledge of the existence of such materials on or in the property. CB Richard Ellis, Inc., however, is not qualified to detect such substances. The presence of substances such as asbestos, urea formaldehyde foam insulation, contaminated groundwater or other potentially hazardous materials may affect the value of the property. The value estimate is predicated on the assumption that there is no such material on or in the property that would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field, if desired.

   We have  inspected,  as  thoroughly  as  possible by  observation,  the land;
    however, it was impossible to personally inspect conditions beneath the soil. Therefore, no representation is made as to these matters unless specifically considered in the appraisal.

   All furnishings, equipment and business operations, except as specifically stated and typically considered as part of real property, have been disregarded with only real property being considered in the report unless otherwise stated. Any existing or proposed improvements, on or off-site, as well as any alterations or repairs considered, are assumed to be completed in a workmanlike manner according to standard practices based upon the information submitted to CB Richard Ellis, Inc. This report may be subject to amendment upon re-inspection of the subject property subsequent to repairs, modifications, alterations and completed new construction. Any estimate of Market Value is as of the date indicated; based upon the information, conditions and projected levels of operation.

   It is assumed that all factual data furnished by the client, property owner, owner's representative, or persons designated by the client or owner to supply said data are accurate and correct unless otherwise specifically noted in the appraisal report. Unless otherwise specifically noted in the appraisal report, CB Richard Ellis, Inc. has no reason to believe that any of the data furnished contain any material error. Information and data referred to in this paragraph include, without being limited to, numerical street addresses, lot and block numbers, Assessor's Parcel Numbers, land dimensions, square footage area of the land, dimensions of the improvements, gross building areas, net rentable areas, usable areas, unit count, room count, rent schedules, income data, historical operating expenses, budgets, and related data. Any material error in any of the above data could have a substantial impact on the conclusions reported. Thus, CB Richard Ellis, Inc. reserves the right to amend conclusions reported if made aware of any such error. Accordingly,


--------------------------------------------------------------------------------

                                       50





--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------


    the client-addressee should carefully review all assumptions, data, relevant calculations, and conclusions within 30 days after the date of delivery of this report and should immediately notify CB Richard Ellis, Inc. of any questions or errors.

   The date of value to which any of the conclusions and opinions expressed in this report apply, is set forth in the Letter of Transmittal. Further, that the dollar amount of any value opinion herein rendered is based upon the purchasing power of the American Dollar on that date. This appraisal is based on market conditions existing as of the date of this appraisal. Under the terms of the engagement, we will have no obligation to revise this report to reflect events or conditions which occur subsequent to the date of the appraisal. However, CB Richard Ellis, Inc. will be available to discuss the necessity for revision resulting from changes in economic or market factors affecting the subject.

   CB Richard Ellis, Inc. assumes no private deed restrictions, limiting the use of the subject property in any way.

   Unless otherwise noted in the body of the report, it is assumed that there are no mineral deposit or subsurface rights of value involved in this appraisal, whether they be gas, liquid, or solid. Nor are the rights associated with extraction or exploration of such elements considered unless otherwise stated in this appraisal report. Unless otherwise stated it is also assumed that there are no air or development rights of value that may be transferred.

   CB Richard Ellis, Inc. is not aware of any contemplated public initiatives, governmental development controls, or rent controls that would significantly affect the value of the subject.

   The estimate of Market  Value,  which may be defined  within the body of this report,  is subject to change with  market  fluctuations  over time.  Market value is highly related to exposure, time promotion effort, terms, motivation, and conclusions surrounding the offering. The value estimate(s) consider the productivity and relative attractiveness of the property, both physically and economically, on the open market.

   Any cash flows included in the analysis are forecasts of estimated future operating characteristics are predicated on the information and assumptions contained within the report. Any projections of income, expenses and economic conditions utilized in this report are not predictions of the future. Rather, they are estimates of current market expectations of future income and expenses. The achievement of the financial projections will be affected by fluctuating economic conditions and is dependent upon other future occurrences that cannot be assured. Actual results may vary from the projections considered herein. CB Richard Ellis, Inc. does not warrant these forecasts will occur. Projections may be affected by circumstances beyond the current realm of knowledge or control of CB Richard Ellis, Inc.

   Unless specifically set forth in the body of the report, nothing contained herein shall be construed to represent any direct or indirect recommendation of CB Richard Ellis, Inc. to buy, sell, or hold the properties at the value stated. Such decisions involve substantial investment strategy questions and must be specifically addressed in consultation form.

   Also, unless otherwise noted in the body of this report, it is assumed that no changes in the present zoning ordinances or regulations governing use, density, or shape are being considered. The property is appraised assuming that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, nor national government or private entity or organization have been or can be obtained or renewed for any use on which the value estimates contained in this report is based, unless otherwise stated.

   This study may not be  duplicated  in whole or in part  without the  specific written consent of CB Richard Ellis, Inc. nor may this report or copies hereof be transmitted to third parties without said consent, which consent CB Richard Ellis, Inc. reserves the right to deny. Exempt from this restriction is duplication for the internal use of the client-addressee and/or transmission to attorneys, accountants, or advisors of the client-addressee. Also exempt from this restriction is transmission of the report to any court, governmental authority, or regulatory agency having jurisdiction over the party/parties for whom this appraisal was prepared, provided that this report and/or its contents shall not be published, in whole or in part, in any public document without the express written consent of CB Richard Ellis, Inc. which consent CB Richard Ellis, Inc. reserves the right to deny. Finally, this report shall not be advertised to the public or otherwise used to induce a third party to purchase the property or to make a "sale" or "offer for sale" of any "security", as such terms are defined and used in the Securities Act of 1933, as amended. Any third party, not covered by the exemptions herein, who may possess this report, is advised that they should rely on their own independently secured advice for any decision in connection with this property. CB Richard Ellis, Inc. shall have no accountability or responsibility to any such third party.

   Any value estimate provided in the report applies to the entire property, and any pro ration or division of the title into fractional interests will invalidate the value estimate, unless such pro ration or division of interests has been set forth in the report.

   The distribution of the total valuation in this report between land and improvements applies only under the existing program of utilization. Component values for land and/or buildings are not intended to be used in conjunction with any other property or appraisal and are invalid if so used.

   The maps, plats, sketches, graphs, photographs and exhibits included in this report are for illustration purposes only and are to be utilized only to assist in visualizing matters discussed within this report. Except as specifically stated, data


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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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    relative to size or area of the subject and  comparable  properties has been obtained from sources deemed accurate and reliable. None of the exhibits are to be removed, reproduced, or used apart from this report.

   No opinion is intended to be  expressed  on matters  which may require  legal expertise or specialized investigation or knowledge beyond that customarily employed by real estate appraisers. Values and opinions expressed presume that environmental and other governmental restrictions/conditions by applicable agencies have been met, including but not limited to seismic hazards, flight patterns, decibel levels/noise envelopes, fire hazards, hillside ordinances, density, allowable uses, building codes, permits, licenses, etc. No survey, engineering study or architectural analysis has been made known to CB Richard Ellis, Inc. unless otherwise stated within the body of this report. If the Consultant has not been supplied with a termite inspection, survey or occupancy permit, no responsibility or representation is assumed or made for any costs associated with obtaining same or for any deficiencies discovered before or after they are obtained. No representation or warranty is made concerning obtaining these items. CB Richard Ellis, Inc. assumes no responsibility for any costs or consequences arising due to the need, or the lack of need, for flood hazard insurance. An agent for the Federal Flood Insurance Program should be contacted to determine the actual need for Flood Hazard Insurance.

   Acceptance and/or use of this report constitutes full acceptance of the Contingent and Limiting Conditions and special assumptions set forth in this report. It is the responsibility of the Client, or client's designees, to read in full, comprehend and thus become aware of the aforementioned contingencies and limiting conditions. Neither the Appraiser nor CB Richard Ellis, Inc. assumes responsibility for any situation arising out of the Client's failure to become familiar with and understand the same. The Client is advised to retain experts in areas that fall outside the scope of the real estate appraisal/consulting profession if so desired.

   CB Richard Ellis, Inc. assumes that the subject property analyzed herein will be under prudent and competent management and ownership; neither inefficient or super-efficient.

   It is assumed that there is full compliance with all applicable federal, state, and local environmental regulations and laws unless noncompliance is stated, defined and considered in the appraisal report.

   No survey of the boundaries of the property was undertaken. All areas and dimensions furnished are presumed to be correct. It is further assumed that no encroachments to the realty exist.

   The Americans with  Disabilities Act (ADA) became effective January 26, 1992.
    Notwithstanding any discussion of possible readily achievable barrier removal construction items in this report, CB Richard Ellis, Inc. has not made a specific compliance survey and analysis of this property to determine whether it is in conformance with the various detailed requirements of the ADA. It is possible that a compliance survey of the property together with a detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the ADA. If so, this fact could have a negative effect on the value estimated herein. Since CB Richard Ellis, Inc. has no specific information relating to this issue, nor is CB Richard Ellis, Inc. qualified to make such an assessment, the effect of any possible non-compliance with the requirements of the ADA was not considered in estimating the value of the subject property.

   Client shall not indemnify Appraiser or hold Appraiser harmless unless and only to the extent that the Client misrepresents, distorts, or provides incomplete or inaccurate appraisal results to others, which acts of the Client proximately result in damage to Appraiser. The Client shall indemnify and hold Appraiser harmless from any claims, expenses, judgments or other items or costs arising as a result of the Client's failure or the failure of any of the Client's agents to provide a complete copy of the appraisal report to any third party. In the event of any litigation between the parties, the prevailing party to such litigation shall be entitled to recover from the other reasonable attorney fees and costs.

   The report is for the sole use of the  client;  however,  client may  provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.

   The date of value in this assignment is subsequent to September 11, 2001, the date of the attack on the World Trade Center in New York City and on the Pentagon in Washington, D.C. The scope of this appraisal assignment does not include the measurement of any effect of these events on the real estate market or on the value of the subject property. Therefore, the value opinion and other conclusions expressed in this report are subject to the extraordinary assumption that these events have had no effect on the marketability or market value of the subject property. The client and intended


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ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
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    users of this appraisal are cautioned that if this extraordinary  assumption is incorrect, the value opinion and other conclusions expressed in this report could be significantly different.


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ALDERWOOD AND TIMBERLEAF APARTMENTS                                      ADDENDA
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                                     ADDENDA


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ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM A   Glossary of Terms
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                                   ADDENDUM A

                                GLOSSARY OF TERMS


assessed value Assessed     value  applies in ad valorem  taxation and refers to
  the value of a property according to the tax rolls. Assessed value may not conform to market value, but it is usually calculated in relation to a market value base. (+)

cash equivalency     The  procedure  in which  the  sale  prices  of  comparable properties sold with atypical financing are adjusted to reflect typical market terms.

contract,  coupon,  face, or nominal rent     The nominal rent payment specified
  in the lease contract. It does not reflect any offsets for free rent, unusual tenant improvement conditions, or other factors that may modify the effective rent payment.

coupon rent
  See  Contract, Coupon, Face, or Nominal Rent

 effective rent     1) The  rental  rate net of  financial  concessions  such as periods of no rent during a lease term; may be calculated on a discounted basis, reflecting the time value of money, or on a simple, straight-line basis. (++) 2) The economic rent paid by the lessee when normalized to account for financial concessions, such as escalation clauses, and other factors. Contract, or normal, rents must be converted to effective rents to form a consistent basis of comparison between comparables.

face rent
  See  Contract, Coupon, Face, or Nominal Rent

fee simple  estate     Absolute ownership  unencumbered by any other interest or
  estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat. |+| |+|

floor area ratio (FAR)     The relationship  between the above-ground floor area
  of a building, as described by the building code, and the area of the plot on which it stands; in planning and zoning, often expressed as a decimal, e.g., a ratio of 2.0 indicates that the permissible floor area of a building is twice the total land area; also called building-to-land ratio. |+| |+|

full  service  lease     A lease in which rent  covers all  operating  expenses.
  Typically, full service leases are combined with an expense stop, the expense level covered by the contract lease payment. Increases in expenses above the expense stop level are passed through to the tenant and are known as expense pass-throughs.

going  concern  value     Going concern value is the value of a proven  property
  operation. It includes the incremental value associated with the business concern, which is distinct from the value of the real estate only. Going concern value includes an intangible enhancement of the value of an operating business enterprise which is produced by the assemblage of the land, building, labor, equipment, and marketing operation. This process creates an economically viable business that is expected to continue. Going concern value refers to the total value of a property, including both real property and intangible personal property attributed to the business value. (+)

gross building  area (GBA)     The sum of all areas at each floor as measured to
  the exterior walls.

insurable value     Insurable   Value  is  based  on  the   replacement   and/or
  reproduction cost of physical items that are subject to loss from hazards. Insurable value is that portion of the value of an asset or asset group that is acknowledged or recognized under the provisions of an applicable loss insurance policy. This value is often controlled by state law and varies from state to state.(+)

investment value     Investment  value  is  the  value  of  an  investment  to a particular investor based on his or her investment requirements. In contrast to market value, investment value is value to an individual, not value in the marketplace. Investment value reflects the subjective relationship between a particular investor and a given investment. When measured in dollars, investment value is the price an investor would pay for an investment in light of its perceived capacity to satisfy his or her desires, needs, or investment goals. To estimate investment value, specific investment criteria must be known. Criteria to evaluate a real estate investment are not necessarily set down by the individual investor; they may be established by an expert on real estate and its value, that is, an appraiser. (+)

leased fee
  See leased fee estate

leased fee estate     An ownership interest held by a landlord with the right of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease.|+| |+|

leasehold
  See leasehold estate

leasehold estate     The  interest  held by the  lessee  (the  tenant or renter)
  through a lease conveying the rights of use and occupancy for a stated term under certain conditions.|+| |+|

load factor     The amount added to usable area to calculate the rentable  area.
  It is also referred to as a "rentable add-on factor" which, according to BOMA,


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ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM A   Glossary of Terms
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  "is computed by dividing the difference  between the usable square footage and rentable square footage by the amount of the usable area. Convert the figure into a percentage by multiplying by 100.

market value "as if complete" on the appraisal  date     Market   value   as  if
  complete on the appraisal date is an estimate of the market value of a property with all construction, conversion, or rehabilitation hypothetically completed, or under other specified hypothetical conditions as of the date of the appraisal. With regard to properties wherein anticipated market conditions indicate that stabilized occupancy is not likely as of the date of completion, this estimate of value should reflect the market value of the property as if complete and prepared for occupancy by tenants.

market value "as is" on the appraisal date     Market   value  "as  is"  on  the
  appraisal date is an estimate of the market value of a property in the condition observed upon inspection and as it physically and legally exists without hypothetical conditions, assumptions, or qualifications as of the date of appraisal.

market  value  Market     value is one of the central  concepts of the appraisal
  practice. Market value is differentiated from other types of value in that it is created by the collective patterns of the market. Market value means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: 1) A reasonable time is allowed for exposure in the open market; 2) Both parties are well informed or well advised, and acting in what they consider their own best interests; 3) Buyer and seller are typically motivated; 4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and 5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. [Section:]

marketing period     The time it takes an interest  in real  property to sell on the market subsequent to the date of an appraisal. ++

net lease     Lease  in which  all or some of the  operating  expenses  are paid directly by the tenant. The landlord never takes possession of the expense payment. In a Triple Net Lease all operating expenses are the responsibility of the tenant, including property taxes, insurance, interior maintenance, and other miscellaneous expenses. However, management fees and exterior maintenance are often the responsibility of the lessor in a triple net lease. A modified net lease is one in which some expenses are paid separately by the tenant and some are included in the rent.

net rentable  area (NRA)     1) The  area  on  which  rent is  computed.  2) The
  Rentable Area of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the building. Include space such as mechanical room, janitorial room, restrooms, and lobby of the floor. (*)

nominal rent
  See  Contract, Coupon, Face, or Nominal Rent

prospective future value "upon completion of construction" Prospective future value "upon completion of construction" is the prospective value of a property on the future date that construction is completed, based upon market conditions forecast to exist, as of that completion date. The value estimate at this stage is stated in current dollars unless otherwise indicated.

prospective future value "upon reaching stabilized occupancy" Prospective future value "upon reaching stabilized occupancy" is the prospective value of a property at a future point in time when all improvements have been physically constructed and the property has been leased to its optimum level of long-term occupancy. The value estimate at this stage is stated in current dollars unless otherwise indicated.

reasonable  exposure  time     The   estimated   length  of  time  the  property
  interest being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective estimate based upon an analysis of past events assuming a competitive and open market. (++)

rent
  See
  full service lease
  net lease
  contract, coupon, face, or nominal rent
  effective rent

shell space     Space  which  has  not  had any  interior  finishing  installed, including even basic improvements such as ceilings and interior walls, as well as partitions, floor coverings, wall coverings, etc..


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ALDERWOOD AND TIMBERLEAF APARTMENTS               ADDENDUM A   Glossary of Terms
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Usable Area     1) The area actually used by individual  tenants.  2) The Usable
  Area of an office building is computed by measuring to the finished surface of the office side of corridor and other permanent walls, to the center of partitions that separate the office from adjoining usable areas, and to the inside finished surface of the dominant portion of the permanent outer building walls. Excludes areas such as mechanical rooms, janitorial room, restrooms, lobby, and any major vertical penetrations of a multi-tenant floor. (*)

use value     Use value is a concept  based on the  productivity  of an economic good. Use value is the value a specific property has for a specific use. Use value focuses on the value the real estate contributes to the enterprise of which it is a part, without regard to the property's highest and best use or the monetary amount that might be realized upon its sale. (+)

value appraised     During  the real  estate  development  process,  a  property typically progresses from a state of unimproved land to construction of improvements to stabilized occupancy. In general, the market value associated with the property increases during these stages of development. After reaching stabilized occupancy, ongoing forces affect the property during its life, including a physical wear and tear, changing market conditions, etc. These factors continually influence the property's market value at any given point in time.
  See also
  market value "as is" on the appraisal date market value "as if complete" on the appraisal date prospective future value "upon completion of construction" prospective future value "upon reaching stabilized occupancy"


--------

+ The Appraisal of Real Estate, Eleventh Edition, Appraisal Institute, 1996.

+The Dictionary of Real Estate Appraisal, Third Edition, 1993.
+

Section: The Office of the Comptroller of the Currency, 12 CFR Part 34, Subpart C, 34.42(f), August 24, 1990. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition, and the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1992 edition. This definition is also compatible with the OTS, RTC, FDIC, NCUA, and the Board of Governors of the Federal Reserve System definition of market value.

* 1990 BOMA Experience Exchange Report, Income/Expense Analysis for Office Buildings (Building Owners and Managers Association, 1990)

++ Statement on Appraisal Standard No. 6, Appraisal Standards Board of The Appraisal Foundation, September 19, 1992.


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                                               ADDENDUM B ADDITIONAL PHOTOGRAPHS
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ADDENDUM B

ADDITIONAL PHOTOGRAPHS

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                                               ADDENDUM B ADDITIONAL PHOTOGRAPHS
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[Graphic omitted]

VIEW OF ALDERWOOD

[Graphic omitted]

VIEW OF ALDEROOD KITCHEN

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                                               ADDENDUM B ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------

[Graphic omitted]

VIEW OF ALDERWOOD LIVING AREA

[Graphic omitted]

VIEW OF ALDEROOD BATHROOM

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                                               ADDENDUM B ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------

[Graphic omitted]

VIEW OF TIMBERLEAF

[Graphic omitted]

VIEW OF TIMBERLEAF KITCHEN

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                                               ADDENDUM B ADDITIONAL PHOTOGRAPHS
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[Graphic omitted]

VIEW OF TIMBERLEAF LIVING ROOM - SECOND FLOOR WITH VAULTED CEILINGS

[Graphic omitted]

VIEW OF TIMBERLEAF BATHROOM

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                                            ADDENDUM C IMPROVED COMPARABLE SALES
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                                   ADDENDUM C

                           IMPROVED COMPARABLE SALES



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


                                                            APARTMENT SALE 1
--------------------------------------------------------------------------------
Location Data

       Property Name:                       Arioso Apartments
       Location:                            19608 Pruneridge Avenue
       City:                                Cupertino
       County:                              Santa Clara
       State/Zip:                           California
       Assessor's Parcel No(s):             316-05-171
       Atlas Reference:                     832-F6

Physical Data

       Type:                                Garden
       Land Area:                           6.43000 Acres
       Gross Livable Area                   204,064 SF
       Number of Units:                     201
       Average Unit Size:                   1,015 SF
       Year Built:                          1999
       # of Stories:                        3
       Condition:                           Excellent
       Exterior Walls:                      Wood Frame/Stucco
       Complex Amenities:                   pool, spa

Sale Data

       Transaction Type:                    Sale
       Date of Transaction:                 01/00
       Marketing Time:                      N/A
       Grantor:                             SNK Realty
       Grantee:                             Stonesfair Financial Corp.
       Document No.:                        N/A Rec. Date: 01/26/2000
       Sale Price:                          $46,400,000
       Financing:                           Market Terms
       Cash Equivalent Price:               $46,400,000
       Required Capital Cost:               $0
       Adjusted Sale Price:                 $46,400,000
       Verification:                        Broker

Unit Mix
                                                       Size
       Unit Type            No.      Percentage        (SF)
       ----------          ---       ----------      -------
       1 BR, 1 BA           18            8              534
       ----------          ---          ---          -------
       1 BR, 1 BA            9            4              546
       ----------          ---          ---          -------
       1 BR, 1 BA           36           17              762
       ----------          ---          ---          -------
       1 BR, 1 BA           18            8              829
       ----------          ---          ---          -------
       2 BR, 2 BA           56           27             1197
       ----------          ---          ---          -------
       2 BR, 2 BA            4            1             1213
       ----------          ---          ---          -------
       2 BR, 2 BA           60           29             1237
       ==========          ===          ===          =======
       Totals              201          100          204,064

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 1
--------------------------------------------------------------------------------
Financial Data

       Assumptions & Forecast:              Appraiser
       Occupancy at Sale:                   68%
       Existing or Pro Forma Income:        Pro Forma

                                            Total             $ Unit
                                            -----             ------
       Potential Gross Income:              $5,126,616        $25,506
       Vacancy and Credit Loss:             $256,331          $1,275
       Effective Gross Income:              $4,870,285        $24,230
       Expenses:                            $1,500,000        $7,462
       Net Operating Income:                $3,370,285        $16,768

Analysis

       Buyers Underwriting Criteria:        Direct Cap
       Overall Capitalization Rate (OAR):   7.26%
       Projected IRR:                       N/A%
       Effective Gross Multiplier (EGIM):   9.53
       Operating Expense Ratio (OER):       30.80%
       Price Per Square Foot:               $227.38
       Price Per Unit:                      $230,846

Comments

       Income is estimated based on late rental rates reported in December 1999. The property went into contract prior to that date and these rents are considered to be higher than the rents achievable at the time the price was determined. Expenses are estimated at $7,500 per unit. There are 503 covered parking spaces situated in the underground garage. Rents range from $1,850 to $2,900 per month, or $2.31 to $3.66 per square foot. Subsequent to the sale, the property achieved stabilized occupancy with a 1.0% vacancy level.


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 2
--------------------------------------------------------------------------------
Location Data

       Property Name:                       Villa De Anza
       Location:                            20200 Lucille Ave.
       City:                                Cupertino
       County:                              Santa Clara
       State/Zip:                           California 95014
       Assessor's Parcel No(s):             316-02-094
       Atlas Reference:                     60-A3

Physical Data

       Type:                                Garden
       Land Area:                           6.89000 Acres
       Gross Livable Area                   137,640 SF
       Number of Units:                     120
       Average Unit Size:                   1,147 SF
       Year Built:                          1969
       # of Stories:                        Two
       Condition:
       Exterior Walls:                      Stucco
       Complex Amenities:                   Pool, Laundry, Clubhouse, BBQ

Sale Data

       Transaction Type:                    Sale
       Date of Transaction:                 11/00
       Marketing Time:                      N/A
       Grantor:                             N/A
       Grantee:                             N/A
       Document No.:                        N/A
       Sale Price:                          $31,000,000
       Financing:                           Cash to Seller
       Cash Equivalent Price:               $31,000,000
       Required Capital Cost:               $0
       Adjusted Sale Price:                 $31,000,000
       Verification:                        Broker


Unit Mix
                                                 Size
       Unit Type        No.      Percentage      (SF)
       ---------        ---      ----------      ----
       2 BR, 2 BA       120          100           1147
       ======           ===          ===        =======
       Totals           120          100        137,640


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 2
--------------------------------------------------------------------------------
Financial Data

       Assumptions & Forecast:                       Broker
       Occupancy at Sale:                            100%
       Existing or Pro Forma Income:                 Existing

                                                     Total             $ Unit
                                                     -----             ------
       Potential Gross Income:                       N/A               N/A
       Vacancy and Credit Loss:                      N/A               N/A
       Effective Gross Income:                       N/A               N/A
       Expenses:                                     N/A               N/A
       Net Operating Income:                         $1,860,000        $15,500

Analysis

       Buyers Underwriting Criteria:                 Direct Cap
       Overall Capitalization Rate (OAR):            6.00%
       Projected IRR:                                N/A%
       Effective Gross Multiplier (EGIM):            N/A
       Operating Expense Ratio (OER):                N/A%
       Price Per Square Foot:                        $225.23
       Price Per Unit:                               $258,333

Comments


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 3
--------------------------------------------------------------------------------

Location Data

       Property Name:                       Waterford Place Apt.
       Location:                            1700 N. First Street
       City:                                San Jose
       County:                              Santa Clara
       State/Zip:                           California  95112
       Assessor's Parcel No(s):             235-01-022
       Atlas Reference:                     833-J2

Physical Data

       Type:                                Garden
       Land Area:                           5.17000 Acres
       Gross Livable Area                   219,674 SF
       Number of Units:                     238
       Average Unit Size:                   923 SF
       Year Built:                          1999
       # of Stories:                        2
       Condition:                           Good
       Exterior Walls:                      Wood Frame/Stucco
       Complex Amenities:                   Pool, spa, clubhouse, fitness
                                             center, w/d in units

Sale Data

       Transaction Type:                    Sale
       Date of Transaction:                 06/00
       Marketing Time:                      N/A
       Grantor:                             N/A
       Grantee:                             Essex Portfolio Trust
       Document No.:                        N/A Rec. Date: 06/14/2000
       Sale Price:                          $50,000,000
       Financing:                           Cash to Seller
       Cash Equivalent Price:               $50,000,000
       Required Capital Cost:               $0
       Adjusted Sale Price:                 $50,000,000
       Verification:                        Confidential

Unit Mix
                                                       Size
       Unit Type           No.       Percentage        (SF)
       ---------           ---       ----------        ----
       1 BR, 1 BA          120           50              731
       ----------          ---          ---          -------
       2 BR, 2 BA           36           15             1063
       ----------          ---          ---          -------
       2 BR, 2 BA           46           19             1095
       ----------          ---          ---          -------
       2 BR, 2 BA           24           10             1151
       ----------          ---          ---          -------
       3 BR, 2 BA           12            5             1305
       ==========          ===          ===          =======
       Totals              238          100          219,642


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 3
--------------------------------------------------------------------------------
Financial Data

       Assumptions & Forecast:              Broker
       Occupancy at Sale:                   98%
       Existing or Pro Forma Income:        Existing

                                            Total            $ Unit
                                            -----            ------
       Potential Gross Income:              N/A              N/A
       Vacancy and Credit Loss:             N/A              N/A
       Effective Gross Income:              N/A              N/A
       Expenses:                            N/A              N/A
       Net Operating Income:                $4,250,000       $17,857

Analysis

       Buyers Underwriting Criteria:
       Overall Capitalization Rate (OAR):   8.50%
       Projected IRR:                       N/A%
       Effective Gross Multiplier (EGIM):   N/A
       Operating Expense Ratio (OER):       N/A%
       Price Per Square Foot:               $227.61
       Price Per Unit:                      $210,084

Comments

       The transaction was structured with a base price of $35 million, or $147,058 per unit. An additional earned-out payment was then to be made the following year, with this payment anticipated at the time to be $15 million. Thus, the total expected purchase price was $50 million.

       There are a total of 400 parking spaces, with most being within two parking structures.


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 4
--------------------------------------------------------------------------------
Location Data

       Property Name:                       Stoneridge
       Location:                            245 Masters Court
       City:                                Walnut Creek
       County:
       State/Zip:                           California
       Assessor's Parcel No(s):             N/A
       Atlas Reference:                     N/A

Physical Data

       Type:                                Garden
       Land Area:                           N/A
       Gross Livable Area                   332,860 SF
       Number of Units:                     340
       Average Unit Size:                   979 SF
       Year Built:                          1977
       # of Stories:                        2
       Condition:                           Average
       Exterior Walls:                      Wood Frame/Stucco
       Complex Amenities:

Sale Data

       Transaction Type:                    Sale
       Date of Transaction:                 08/01
       Marketing Time:                      N/A
       Grantor:                             Archstone
       Grantee:                             Sares Regis/GMAC
       Document No.:                        N/A
       Sale Price:                          $54,000,000
       Financing:                           Cash to Seller
       Cash Equivalent Price:               $54,000,000
       Required Capital Cost:               $0
       Adjusted Sale Price:                 $54,000,000
       Verification:                        Broker

Unit Mix
                                                   Size
       Unit Type       No.       Percentage        (SF)

        Totals                      100            N/A


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 4
--------------------------------------------------------------------------------
Financial Data

       Assumptions & Forecast:              N/A
       Occupancy at Sale:                   94%
       Existing or Pro Forma Income:        N/A

                                            Total                      $ Unit
                                            -----                      ------
       Potential Gross Income:              N/A                        N/A
       Vacancy and Credit Loss:             N/A                        N/A
       Effective Gross Income:              N/A                        N/A
       Expenses:                            N/A                        N/A
       Net Operating Income:                $3,564,000                 $10,482

Analysis

       Buyers Underwriting Criteria:        Direct Cap
       Overall Capitalization Rate (OAR):   6.60%
       Projected IRR:                       N/A%
       Effective Gross Multiplier (EGIM):   N/A
       Operating Expense Ratio (OER):       N/A%
       Price Per Square Foot:               $162.23
       Price Per Unit:                      $158,824


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 5
--------------------------------------------------------------------------------
Location Data

       Property Name:                       Summit At Skyline
       Location:                            407-439 Gateway Drive
       City:                                Pacifica
       County:                              San Mateo
       State/Zip:                           California  94044
       Assessor's Parcel No(s):             009-540-110; 120+
       Atlas Reference:                     TB MAP 707 B2

Physical Data

       Type:                                Garden
       Land Area:                           3.50000 Acres
       Gross Livable Area                   96,626 SF
       Number of Units:                     98
       Average Unit Size:                   986 SF
       Year Built:                          1973   Renovated 1999/2000
       # of Stories:                        2
       Condition:                           Good
       Exterior Walls:                      Wood Frame/Stucco
       Complex Amenities:                   Pool, laundry, spa, tennis,
                                              in-unit W/D

Sale Data

       Transaction Type:                    Sale
       Date of Transaction:                 05/01
       Marketing Time:                      N/A
       Grantor:                             Oceanhill Apartments LLC
       Grantee:                             Jack D & Michela Teresi, Trustees
       Document No.:                        060568 Rec. Date: 05/01/2001
       Sale Price:                          $17,750,000
       Financing:                           Market Terms
       Cash Equivalent Price:               $17,750,000
       Required Capital Cost:               $0
       Adjusted Sale Price:                 $17,750,000
       Verification:                        Marcus Millichap

Unit Mix
                                                     Size
       Unit Type           No.      Percentage       (SF)
       ---------           ---      ----------       ----
       1 BR, 1 BA          42           42             800
       ----------          --          ---          ------
       2 BR, 1 BA          24           24             908
       ----------          --          ---          ------
       2 BR, 2 BA          32           32            1087
       ==========          ==          ===          ======
       Totals              98          100          90,176


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                            APARTMENT SALE 5
--------------------------------------------------------------------------------

Financial Data

       Assumptions & Forecast:              Broker
       Occupancy at Sale:                   95%
       Existing or Pro Forma Income:        Existing

                                            Total             $ Unit
                                            -----             ------
       Potential Gross Income:              $1,973,553        $20,138
       Vacancy and Credit Loss:             $98,678           $1,006
       Effective Gross Income:              $1,874,875        $19,131
       Expenses:                            $588,000          $6,000
       Net Operating Income:                $1,286,875        $13,131

Analysis

       Buyers Underwriting Criteria:
       Overall Capitalization Rate (OAR):   7.25%
       Projected IRR:                       N/A%
       Effective Gross Multiplier (EGIM):   9.47
       Operating Expense Ratio (OER):       31.36%
       Price Per Square Foot:               $183.70
       Price Per Unit:                      $181,122

Comments

       Unit amenities include pool, spa, patio/balcony, dishwasher, disposal, storage, miniblinds, ceiling fans, and in-unit washers and dryers. The property was built between 1973 and 1979 to condominium standards. The property was renovated in 1999/2000 including paint, gutters, dry rot repair, new carpeting, counter tops, pool resurfacing, and a new irrigation system. First floor units have 10 foot high ceilings and flooring is concrete between floors. The square footage shown include a 3,500 square foot clubhouse facility.

       The indicated OAR is 7.25% and the GRM is 8.99. The property is in Pacifica near Skyline Drive and in proximity to I-280 and Highway 1. The marketing time could not be determined.

                                   ADDENDUM D

                                RENT COMPARABLES


--------------------------------------------------------------------------------------------------
                     Summary of Comparable Apartment Rentals
--------------------------------------------------------------------------------------------------
                                  No.      Year
                                  of       Built       Floor      Size      Rent/           Rent/
No.     Name/Location            Units   Occupancy     Plan      (Sqft)    Month $          S.F.$
==================================================================================================
1       Los Padres Village        245      1986     1 BR, 1 BA    716    1501-1576           2.15
        2250 Monroe Street                  95%     2 BR, 1 BA    858       1711             1.99
        Santa Clara, CA                             2 BR, 2 BA    913       1775             1.94
                                                    2 BR, 2 BA    946       1821             1.92
--------------------------------------------------------------------------------------------------
2       Summerwood                468      1970     1 BR, 1 BA    825    1345-1475           1.71
        444 Saratoga Ave.                   93%     2 BR, 1 BA    970    1505-1635           1.62
        Santa Clara, CA                             2 BR, 2 BA   1120    1675-1805           1.55
--------------------------------------------------------------------------------------------------
3       Laguna Clara              264      1971     1 BR, 1 BA    712       1640             2.30
        3131 Homestead Road                 98%     1 BR, 1 BA    754       1665             2.21
        Santa Clara, CA                             1 BR, 1 BA    823       1700             2.07
                                                    2 BR, 1 BA   1072       2075             1.94
                                                    2 BR, 2 BA   1158       2135             1.84
--------------------------------------------------------------------------------------------------
3       Marina Cove               292      1975     1 BR, 1 BA    720       1370             1.90
        3480 Granada Ave.                   99%     1 BR, 1 BA    725       1375             1.90
        Santa Clara, CA                             1 BR, 1 BA    792       1400             1.77
                                                    2 BR, 1 BA    900       1522             1.69
                                                    2 BR, 2 BA   1051       1625             1.55
                                                    2 BR, 2 BA   1056       1650             1.56
                                                    2 BR, 2 BA   1144       1695             1.48
==================================================================================================
Compiled by: CB Richard Ellis
--------------------------------------------------------------------------------------------------

                                                  APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Location Data
     Property Name:                Los Padres Village
     Location:                     2250 Monroe Street
     City:                         Santa Clara
     County:                       Santa Clara
     State/Zip:                    California  95050
     Assessor's Parcel No(s):      224-33-012
     Atlas Reference:              N/A

Physical Data
     Type:                         Garden
     Number of Units:              245
     Year Built:                   1986
     # of Stories:                 2 & 3
     Average Unit Size:            796 SF
     Amenities:

     Exterior Walls:
     Condition:

Lease Data
     Occupancy:                    95%
     Rent Premiums:                None
     Concessions:                  None
     Typical Lease Term:           6 to 12 months
     Utilities included in Rent:   None
     Tenant Profile:               N/A
     Management Company:           Archstone Communities
     Phone No.:                    (408) 241-4600
     Survey Date:                  9/01


--------------------------------------------------------------------------------
                       QUOTED MONTHLY RENT SCHEDULE
--------------------------------------------------------------------------------
                              Size           Rent                Rent
Unit Type           No.       (SF)            $                  ($ PSF)

1 BR, 1 BA          145       716          1501-1576             2.15
2 BR, 1 BA           16       858            1711                1.99
2 BR, 2 BA           60       913            1775                1.94
2 BR, 2 BA           24       946            1821                1.92

Totals/Averages     245     195,032         $1635               $2.05

Comments

                                                  APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------
Location Data
     Property Name:                Summerwood
     Location:                     444 Saratoga Ave.
     City:                         Santa Clara
     County:                       Santa Clara
     State/Zip:                    California  95050
     Assessor's Parcel No(s):      224-04-019
     Atlas Reference:              N/A

Physical Data
     Type:                         Garden
     Number of Units:              468
     Year Built:                   1970
     # of Stories:                 2
     Average Unit Size:            972 SF
     Amenities:

     Exterior Walls:
     Condition:

Lease Data
     Occupancy:                    93%
     Rent Premiums:                None
     Concessions:                  None
     Typical Lease Term:           6 to 12 months
     Utilities included in Rent:   None
     Tenant Profile:               N/A
     Management Company:           Hoffman Associates
     Phone No.:                    (408) 241-1445
     Survey Date:                  9/01


--------------------------------------------------------------------------------
                       QUOTED MONTHLY RENT SCHEDULE
--------------------------------------------------------------------------------
                              Size           Rent                Rent
Unit Type           No.       (SF)            $                 ($ PSF)

1 BR, 1 BA          186       825          1345-1475             1.71
2 BR, 1 BA           96       970          1505-1635             1.62
2 BR, 2 BA          186       1120         1675-1805             1.55

Totals/Averages     468     454,890         $1574               $1.62

Comments

                                                  APARTMENT RENT COMPARABLE 3
--------------------------------------------------------------------------------
Location Data
     Property Name:                Laguna Clara
     Location:                     3131 Homestead Road
     City:                         Santa Clara
     County:                       Santa Clara
     State/Zip:                    California  95051
     Assessor's Parcel No(s):      290-24-044
     Atlas Reference:              N/A

Physical Data
     Type:                         Garden
     Number of Units:              264
     Year Built:                   1971
     # of Stories:                 2
     Average Unit Size:            899 SF
     Amenities:

     Exterior Walls:
     Condition:

Lease Data
     Occupancy:                    98%
     Rent Premiums:                None
     Concessions:                  13 Month Lease, 2 Mos. Free
     Typical Lease Term:           6 to 12 months
     Utilities included in Rent:   None
     Tenant Profile:               N/A
     Management Company:           California RE Management
     Phone No.:                    (408) 244-4450
     Survey Date:                  9/01


--------------------------------------------------------------------------------
                       QUOTED MONTHLY RENT SCHEDULE
--------------------------------------------------------------------------------
                              Size           Rent                Rent
Unit Type           No.       (SF)            $                 ($ PSF)

1 BR, 1 BA           24        712           1640                2.30
1 BR, 1 BA           68        754           1665                2.21
1 BR, 1 BA           85        823           1700                2.07
2 BR, 1 BA           20       1072           2075                1.94
2 BR, 2 BA           67       1158           2135                1.84
Totals/Averages     264     237,341         $1824               $2.03

Comments

                                                  APARTMENT RENT COMPARABLE 4
--------------------------------------------------------------------------------
Location Data
     Property Name:                Marina Cove
     Location:                     3480 Granada Ave.
     City:                         Santa Clara
     County:                       Santa Clara
     State/Zip:                    California  95051
     Assessor's Parcel No(s):      290-58-021-0
     Atlas Reference:              N/A

Physical Data
     Type:                         Garden
     Number of Units:              292
     Year Built:                   1975
     # of Stories:                 2
     Average Unit Size:            886 SF
     Amenities:

     Exterior Walls:
     Condition:

Lease Data
     Occupancy:                    99%
     Rent Premiums:                None
     Concessions:                  $250 Off 1st Mo With 6,9,12 Le
     Typical Lease Term:           6 to 12 months
     Utilities included in Rent:   None
     Tenant Profile:               N/A
     Management Company:           Essex Property Corporation
     Phone No.:                    (408) 984-2331
     Survey Date:                  9/01


--------------------------------------------------------------------------------
                          QUOTED MONTHLY RENT SCHEDULE
--------------------------------------------------------------------------------
                              Size           Rent                Rent
Unit Type           No.       (SF)            $                 ($ PSF)

1 BR, 1 BA           88        720           1370                1.90
1 BR, 1 BA           45        725           1375                1.90
1 BR, 1 BA           12        792           1400                1.77
2 BR, 1 BA           24        900           1522                1.69
2 BR, 2 BA           63       1051           1625                1.55
2 BR, 2 BA           36       1056           1650                1.56
2 BR, 2 BA           24       1144           1695                1.48
Totals/Averages     292      258,774        $1501               $1.69

Comments

                               [Graphic Omitted]

                                     RENT 1


                               [Graphic Omitted]

                                     RENT 2

                               [Graphic Omitted]

                                     RENT 3


                               [Graphic Omitted]

                                     RENT 4

                                   ADDENDUM E

                                  DEMOGRAPHICS

(This page intentionally left blank)


---------------------------------------------------------------------------
Demographic Full Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
---------------------------------------------------------------------------
2147 NEWHALL ST                                            Latitude: 37.337887
SANTA CLARA, CA 95050-5886                              Longitude: -121.940308

                                                                      Radius 1.0     Radius 3.0     Radius 5.0

--------------------------------------------------------------------------------------------------------------

Population
 2006 Projection                                                          24,285        205,965        550,496
 2001 Estimate                                                            23,817        199,545        530,565
 1990 Census                                                              22,736        181,868        474,320
 1980 Census                                                              21,166        164,761        424,723
 Growth 1980 - 1990                                                        7.42%         10.38%         11.68%

2001 Population by Race                                                   23,817        199,545        530,565
 White                                                                    77.27%         64.45%         58.52%
 Black                                                                     3.00%          3.76%          3.16%
 Asian & Pacific Islander                                                 12.46%         20.91%         26.41%
 Other Races                                                               7.27%         10.88%         11.91%
 Hispanic Origin (All Races)                                              18.66%         26.52%         25.39%

Households
 2006 Projection                                                           9,857         83,487        207,086
 2001 Estimate                                                             9,635         80,557        198,975
 1990 Census                                                               9,208         73,020        177,278
 1980 Census                                                               9,023         69,550        164,845
 Growth 1980 - 1990                                                        2.05%          4.99%          7.54%

1990 Occupied Housing Units                                                9,208         73,020        177,278
 Owner Occupied                                                           43.69%         40.83%         48.39%
 Renter Occupied                                                          56.31%         59.17%         51.61%
 Persons per Household                                                      2.22           2.41           2.60

2001 Households by Income                                                  9,635         80,557        198,975
 $150,000 or more                                                         10.45%          9.80%         13.72%
 $100,000 - $149,999                                                      14.95%         15.04%         16.68%
 $ 75,000 - $ 99,999                                                      15.57%         16.29%         16.65%
 $ 50,000 - $ 74,999                                                      18.03%         21.22%         19.73%
 $ 35,000 - $ 49,999                                                      12.26%         13.50%         11.97%
 $ 25,000 - $ 34,999                                                       9.39%          7.94%          7.05%
 $ 15,000 - $ 24,999                                                      10.39%          8.06%          7.06%
 $  5,000 - $ 14,999                                                       7.32%          6.49%          5.61%
 Under $5,000                                                              1.66%          1.67%          1.53%
2001 Average Income per Household                                     $79,070.49     $75,894.79     $84,917.31
2001 Median Income per Household                                      $62,285.78     $64,156.05     $71,130.83
2001 Per Capita Income                                                $32,497.93     $31,227.07     $32,052.03
---------------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.


                                                                      Radius 1.0     Radius 3.0     Radius 5.0

--------------------------------------------------------------------------------------------------------------

2001 Population by Sex                                                    23,817        199,545        530,565
 Male                                                                     48.81%         51.01%         51.06%
 Female                                                                   51.19%         48.99%         48.94%

1990 Marital Status                                                       19,883        151,516        387,626
 Single Male                                                              22.04%         21.07%         20.44%
 Single Female                                                            18.10%         14.49%         13.86%
 Married                                                                  39.02%         43.39%         46.82%
 Previously Married Male                                                   6.44%          7.59%          6.72%
 Previously Married Female                                                14.40%         13.46%         12.15%

2001 Population by Age                                                    23,817        199,545        530,565
 Under 5 years                                                             4.96%          6.28%          6.74%
 5 - 9 years                                                               5.29%          6.40%          6.78%
 10 - 14 years                                                             5.36%          6.67%          6.94%
 15 - 17 years                                                             2.47%          3.16%          3.44%
 18 - 20 years                                                             8.69%          3.44%          3.47%
 21 - 24 years                                                             5.50%          4.52%          4.75%
 25 - 29 years                                                             4.83%          7.44%          7.34%
 30 - 34 years                                                             9.06%          9.67%          9.19%
 35 - 39 years                                                             9.38%         10.17%          9.55%
 40 - 49 years                                                            16.52%         17.48%         17.05%
 50 - 59 years                                                             9.90%         10.39%         10.77%
 60 - 64 years                                                             3.01%          3.27%          3.49%
 65 - 69 years                                                             2.75%          2.88%          2.94%
 70 - 74 years                                                             2.96%          2.70%          2.71%
 75 or more years                                                          9.35%          5.52%          4.84%
 Median Age                                                                37.06          36.19          35.71
 Average Age                                                               38.59          36.50          35.91

2001 Hispanic Population by Race                                           4,445         52,914        134,726
 White                                                                    61.02%         59.02%         53.13%
 Black                                                                     1.05%          1.08%          1.12%
 Asian & Pacific Islander                                                  2.49%          1.54%          1.55%
 Other                                                                    35.45%         38.36%         44.20%

1990 Population by Hispanic Origin                                        22,736        181,868        474,320
 Not Hispanic                                                             83.21%         77.65%         77.35%
 Mexican                                                                  12.36%         17.68%         18.29%
 Puerto Rican                                                              0.34%          0.51%          0.50%
 Cuban                                                                     0.33%          0.19%          0.15%
 Other Hispanic                                                            3.76%          3.96%          3.72%
---------------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.


                                                                      Radius 1.0     Radius 3.0     Radius 5.0

--------------------------------------------------------------------------------------------------------------

2001 Female Population by Age                                             12,193         97,751        259,667
 Under 5 years                                                             4.82%          6.33%          6.77%
 5 - 9 years                                                               5.14%          6.43%          6.81%
 10 - 14 years                                                             5.10%          6.61%          6.87%
 15 - 17 years                                                             2.22%          3.02%          3.37%
 18 - 20 years                                                             8.55%          3.41%          3.41%
 21 - 24 years                                                             5.03%          4.41%          4.56%
 25 - 29 years                                                             4.48%          6.36%          6.36%
 30 - 34 years                                                             8.31%          8.57%          8.21%
 35 - 39 years                                                             8.89%          9.70%          9.13%
 40 - 49 years                                                            15.55%         17.42%         17.13%
 50 - 59 years                                                             9.41%         10.40%         10.93%
 60 - 64 years                                                             3.06%          3.48%          3.68%
 65 - 69 years                                                             3.06%          3.18%          3.24%
 70 - 74 years                                                             3.54%          3.18%          3.12%
 75 or more years                                                         12.86%          7.50%          6.40%
 Median Age                                                                38.59          37.50          36.99
 Average Age                                                               40.77          37.94          37.16

1990 Population by Urban vs Rural                                         22,707        182,120        474,679
 Urban                                                                   100.00%        100.00%        100.00%
 Rural                                                                     0.00%          0.00%          0.00%

1990 Population by Household Type                                         22,736        181,868        474,320
 Family Households                                                        61.57%         72.58%         77.25%
 Non-Family Households                                                    28.21%         24.01%         20.07%
 Group Quarters                                                           10.22%          3.42%          2.68%

1990 Population 25 years or older by Education                            14,982        124,608        316,935
 Elementary (0-8)                                                          6.77%          8.67%          9.60%
 Some High School (9-11)                                                  10.39%         11.45%         10.90%
 High School Graduate (12)                                                22.93%         20.95%         19.77%
 Some College (13-15)                                                     21.15%         22.77%         22.29%
 Associate's Degree Only                                                   7.49%          7.95%          8.15%
 Bachelor's Degree Only                                                   18.88%         18.94%         19.57%
 Graduate Degree                                                          12.39%          9.27%          9.72%

1990 Population Enrolled in School                                         7,289         47,522        127,081
 Public Pre-Primary                                                        2.00%          3.70%          3.51%
 Private Pre-Primary                                                       2.36%          2.32%          2.63%
 Public Elementary/High School                                            22.01%         40.22%         44.65%
 Private Elementary/High School                                            4.81%          4.97%          5.16%
 College                                                                  68.83%         48.80%         44.05%
---------------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.


                                                                      Radius 1.0     Radius 3.0     Radius 5.0

--------------------------------------------------------------------------------------------------------------

1990 Population 16 years or older by Employment                           19,730        149,923        383,206
 Employed in Armed Forces                                                  0.15%          0.19%          0.25%
 Employed Civilians                                                       61.89%         67.97%         68.57%
 Unemployed Civilians                                                      2.99%          3.58%          3.65%
 Not in Labor Force                                                       34.98%         28.27%         27.53%

1990 Population 16 years or older by Occupation                           12,212        101,896        262,754
 Executive & Managerial                                                   15.28%         15.40%         15.35%
 Professional Specialty                                                   20.48%         17.11%         17.32%
 Technical Support                                                         5.00%          5.38%          5.86%
 Sales                                                                    11.29%         10.63%         10.55%
 Administrative Support                                                   20.55%         17.52%         16.64%
 Household Service                                                         0.33%          0.32%          0.33%
 Protective Service                                                        1.37%          1.54%          1.50%
 Other Service                                                             6.81%          9.25%          9.05%
 Farming, Forestry, & Fishing                                              0.61%          1.15%          1.33%
 Precision Production & Craft                                              8.73%         10.92%         11.05%
 Machine Operator                                                          4.03%          5.29%          5.58%
 Transportation & Material Moving                                          2.81%          2.66%          2.44%
 Laborers                                                                  2.70%          2.84%          2.99%

1990 Females 16 years or older by Child/Work Status                       10,318         74,371        188,623
 Working with Child 0-5 Years                                              4.78%          5.37%          5.36%
 Not Working with Child 0-5 Years                                          0.42%          0.47%          0.39%
 Not in Labor Force with Child 0-5 Years                                   2.46%          3.44%          3.65%
 Working with Child 6-17 Years                                             4.98%          7.79%          8.86%
 Not Working with Child 6-17 Years                                         0.12%          0.43%          0.42%
 Not in Labor Force with Child 6-17 Years                                  1.82%          2.43%          2.82%
 Working with Child 0-5 & 6-17 Years                                       1.62%          2.28%          2.92%
 Not Working with Child 0-5 & 6-17 Years                                   0.15%          0.13%          0.19%
 Not in Labor Force with Child 0-5 & 6-17 Years                            1.52%          1.93%          2.39%
 Working with No Children                                                 43.02%         44.87%         43.46%
 Not Working with No Children                                              1.93%          2.14%          2.16%
 Not in Labor Force with Children                                         37.18%         28.71%         27.38%

1990 Families by Number of Workers                                         4,984         42,414        112,850
 0 Workers                                                                14.44%         10.38%          9.71%
 1 Worker                                                                 26.49%         28.00%         26.03%
 2 Workers                                                                49.08%         48.04%         48.77%
 3 or more Workers                                                        10.00%         13.58%         15.50%

1990 Population by Transportation to Work                                 11,893        100,224        258,652
 Drive Alone                                                              73.89%         78.06%         78.02%
---------------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                                       Radius 1.0     Radius 3.0          Radius 5.0
----------------------------------------------------------------------------------------------------
 Car Pool                                               9.34%          10.84%              11.59%
 Public Transportation                                  3.04%           4.06%               3.60%
 Drive Motorcycle                                       0.48%           0.53%               0.52%
 Walk                                                   8.03%           2.81%               2.50%
 Other Means                                            1.98%           1.44%               1.55%
 Worked at Home                                         3.23%           2.26%               2.21%

1990 Population by Travel Time to Work                  11,893         100,224             258,652
 Under 10 minutes/Work at Home                          19.15%          12.71%              12.41%
 10-29 minutes                                          60.96%          63.16%              60.85%
 30-59 minutes                                          17.22%          20.79%              23.21%
 60-89 minutes                                           1.88%           2.40%               2.60%
 90 or more minutes                                      0.79%           0.93%               0.94%
 Average Travel Time (in minutes)                        18.30           20.44               21.10

1990 Households by Type                                  9,208          73,020             177,278
 Single Male                                            13.32%          14.27%              12.27%
 Single Female                                          20.99%          16.06%              13.58%
 Married Couple                                         39.20%          40.91%              46.27%
 Family with Male Head of Household                      3.61%           4.99%               5.15%
 Family with Female Head of Household                    9.16%          11.33%              11.17%
 Non-Family with Male Head of Household                  8.05%           7.50%               7.13%
 Non-Family with Female Head of Household                5.67%           4.94%               4.43%

1990 Households with Children                           1,975          20,010               55,201
 Married Couple Household                              69.11%          65.75%               69.62%
 Male Head of Household                                 7.13%           8.19%                7.39%
 Female Head of Household                              21.56%          24.12%               21.26%
 Non-Family Household                                   2.21%           1.94%                1.72%

1990 Households by Poverty Status by Age                9,120          73,131              177,920
 Above Poverty, Under Age 65 years                     67.25%          76.67%               77.99%
 Above Poverty, Age 65 or more years                   24.45%          15.75%               14.54%
 Below Poverty, Under Age 65 years                      5.94%           5.66%                5.97%
 Below Poverty, Age 65 or more years                    2.36%           1.92%                1.50%

1990 Households by Number of Vehicles                   9,261          73,134              177,211
 0 Vehicles                                            11.46%           8.71%                7.25%
 1 Vehicle                                             35.37%          35.93%               33.18%
 2 Vehicles                                            35.08%          37.78%               38.85%
 3 or more Vehicles                                    18.09%          17.58%               20.72%
 Estimated Total Vehicles                              15,134         122,687              313,986
----------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                                                     Page 6 of 7

                                                       Radius 1.0     Radius 3.0          Radius 5.0
----------------------------------------------------------------------------------------------------
1990 Housing Units                                      9,557          76,630              184,988
 Occupied                                              96.35%          95.29%               95.83%
 Vacant                                                 3.65%           4.71%                4.17%

1990 Vacant Units                                       349             3,610                7,711
 For Rent                                              52.65%          60.34%               57.93%
 For Sale Only                                         19.34%          11.67%               15.14%
 Seasonal                                               3.01%           3.30%                3.66%
 Other                                                 24.99%          24.69%               23.28%

1990 Owner-Occupied Property Values                     3,662          25,445               72,639
 Under $25,000                                          0.40%           0.36%                0.37%
 $25,000-$ 49,999                                       0.56%           0.60%                0.75%
 $50,000-$ 74,999                                       0.45%           0.49%                0.44%
 $75,000-$ 99,000                                       1.02%           1.02%                0.99%
 $100,000-$149,999                                      4.41%           4.57%                4.29%
 $150,000-$199,999                                     10.19%          11.34%               10.27%
 $200,000-$299,999                                     52.21%          50.07%               42.55%
 $300,000-$399,999                                     17.50%          23.02%               28.19%
 $400,000-$499,999                                      6.50%           5.99%                8.74%
 Over $500,000                                          6.77%           2.54%                3.41%
1990 Median Property Value                        $265,335.31     $266,022.02          $279,740.23

1990 Rental Units                                       5,063         42,511                89,787
 Median Rent                                          $640.85        $663.09               $687.29

1990 Households by Size                                 9,208         73,020               177,278
 1 Person                                              34.31%         30.33%                25.85%
 2 People                                              34.61%         33.70%                33.05%
 3 People                                              15.63%         16.56%                17.45%
 4 People                                               9.70%         11.00%                12.79%
 5 People                                               3.58%          4.79%                 5.71%
 6 People                                               1.23%          1.90%                 2.52%
 7 or more People                                       0.94%          1.73%                 2.63%

1990 Year Round Units in Structure                      9,557         76,630               184,988
 Single Unit Detached                                  50.79%         39.70%                46.43%
 Single Unit Attached                                   4.89%          8.60%                 9.05%
 Double Units                                           3.55%          3.31%                 3.01%
 3-9 Units                                             13.96%         17.46%                14.46%
 10-19 Units                                            8.59%          9.62%                 7.92%
 20-49 Units                                            9.51%          9.92%                 7.83%
----------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                                       Radius 1.0     Radius 3.0          Radius 5.0
----------------------------------------------------------------------------------------------------
 50 or more Units                                       7.49%          9.53%                 7.71%
 Mobile Home or Trailer                                 0.07%          0.67%                 2.48%
 All Other                                              1.15%          1.18%                 1.11%
 Single/Multiple Unit Ratio                              1.29          0.97                   1.36

1990 Housing Units by Year Built                        9,261         73,134               177,211
 built 1989 - March 1990                                0.18%          0.31%                 1.07%
 built 1985 - 1988                                      4.71%          5.77%                 6.49%
 built 1980 - 1984                                      3.73%          5.11%                 5.60%
 built 1970 - 1979                                      8.47%         19.11%                20.08%
 built 1960 - 1969                                     18.82%         24.23%                26.52%
 built 1950 - 1959                                     26.23%         25.17%                23.51%
 built 1940 - 1949                                     17.01%          9.28%                 7.71%
 built 1939 or earlier                                 20.84%         11.02%                 9.00%
----------------------------------------------------------------------------------------------------

[include CLARITAS logo]  Prepared on: Sep 16, 2001
                         (C)2001 Clairitas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                      (This page intentionally left blank)

                                   ADDENDUM F

                               LEGAL DESCRIPTION

                        (This page intentionally omitted)

                                   ADDENDUM G

                                   RENT ROLL

                        (This page intentionally omitted)

                                   ADDENDUM H

                               ENGAGEMENT LETTER

                        (This page intentionally omitted)

VIA FAX TRANSMITTAL (650) 596-5377
Hard copy to follow via U.S. Mail


August 16, 2001


Mr. John Ghio
Prometheus Income Partners,
A California Limited Partnership
350 Bridge Parkway
Redwood City, CA 94065

Re:  Appraisal Contract
     Alderwood and Timberleaf Apartments
     900 Pepper Tree & 2147 Newhall Street
     Santa Clara, CA

Dear Mr. Ghio:

At your request, we are pleased to submit the following proposal to appraise the above referenced property. The purpose of this assignment is to estimate the market value of the fee simple interest. It is our understanding that the appraisal report will be used for internal decision making purposes.

As described by the Uniform Standards of Professional Appraisal Practice (USPAP), the process undertaken in this assignment is to do a complete appraisal presented in a summary format. The appraisal report will contain a summary description of the subject property's location, market conditions, site improvements, along with supporting factual data, and analysis necessary to convey our opinion of value. In addition, photographs, maps, and other pertinent exhibits will be included.

Our opinion of value will be based on the Cost, Sales Comparison, and Income Capitalization approaches to value, as applicable, correlating our findings into a final value conclusion. The value estimate to be concluded in the report is the market value "as is".

The report will be prepared in conformity with and will be subject to the requirements of the Code of Professional Ethics and Standards of Professional Practice of the Appraisal Institute. The report will also conform to the Uniform Standards of Professional Appraisal Practice ("USPAP") and Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA").

Mr. Ghio
August 16, 2001
Page 2


Three (3) original reports signed by a state certified MAI appraiser will be delivered to you approximately 4 weeks subsequent to receipt of your written acceptance of this proposal. Additional original reports will be provided at an added cost of $250 for original and $100 for photocopies.

Our actual delivery time is contingent on timely receipt of the following applicable items. If our receipt of these items is delayed, delivery of the reports will potentially be delayed. Please contact me if items are unavailable.

     o    A recent title policy or report
     o    Legal description
     o    Copy of the most recent tax bill
     o    Site and floor plans
     o    Building area calculations and surveys
     o    Pro forma and cost estimates
     o A list of major repairs which have recently been made, or are scheduled to be made in the next 18 months
     o Name and phone number(s) of on-site superintendent(s), or local management firm or trustee for physical inspection
     o Copies of any toxic engineering reports dealing with underground tanks, PCB's, asbestos or chemical spills, if available
     o    Soils/hazards/structural reports, etc.
     o    Copy of Ground Lease, if Leashold
     o    A current rent roll
     o    Notice  of  any  pending   changes  to  the  rent  roll  or  pertinent
          information regarding the current status of the tenants
     o    Copy of leases or abstracts
     o Copies of all leases or a detailed rent roll including all pertinent deal points
     o    A three year income and expense history
     o    Current year expense to date
     o    Expense reimbursements on a tenant by tenant basis
     o    A copy of the current budget
     o    A copy of the next fiscal year's budget, if available
     o Escrow instructions/purchase documents if the property transferred within the past three years
     o Copies of any bona fide offers to purchase the property, listing agreements, or option agreements covering the last three years
     o    Other recent appraisals or market studies, etc.
     o Any other information which you feel is necessary for a proper valuation of the property.

Mr. Ghio
August 16, 2001
Page 3


Our fee for this assignment will be $4,000. Incidental expenses for original reports, maps, photographs, etc. are included in our fee. If this assignment is cancelled prior to completion, our upset fee will be equal to the amount of time expended. If material changes in the assignment are necessary before completion, you will be billed for the additional time at our hourly rate.

If we are requested to give court testimony, an additional fee will be charged on an hourly basis at $250 per hour for designated MAI-appraisers and $150 for non-designated appraisers. The hourly billings pertain to court preparation, waiting and travel time, document review and preparation (excludes appraisal report) and all meetings related to court testimony.

The report is for the sole use of the client, however, client may provide only complete, final copies of the appraisal report in its entirety (but no component parts) to third parities who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client on routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given will be on a condition that will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us an Indemnification Agreement and/or Non-Reliance letter.

You acknowledge that we are being retained as an independent contractor to perform the services described herein and nothing in this agreement shall be deemed to create any other relationship between us. This assignment will be deemed concluded and the services considered completed upon delivery to you of the appraisal report discussed herein.

If these terms are acceptable, please authorize us to proceed by having an officer of the corporation, managing general partner, principal, owner, or a contractually responsible party sign the enclosed copy of this proposal with "Terms and Conditions", as attached, and return it to us for our permanent file. The executed proposal and attached "Terms and Conditions" constitute our agreement unless amended in writing. The full fee will be due and payable upon delivery of the completed report or if required, within 60 days of delivery of a substantially completed draft report, which ever is sooner. Payment of the fee is not contingent on any loan closing or predetermined outcome or event.

We appreciate the opportunity of submitting this proposal and look forward to working with you on this assignment. If there are any further questions, changes in the assignment, or further clarifications required, please reel free to contact me at your convenience. I can be reached at (415) 986-7259.

Mr. Ghio
August 16, 2001
Page 4


Please note that this proposal is subject to withdrawal or modification if not accepted within 30 days.

Respectfully submitted,

CB RICHARD ELLIS, INC.
Valuation & Advisory Services

/s/ Elizabeth Champagne                          /s/ Susan Mullahey
-----------------------                          -------------------
Elizabeth Champagne, MAI                         Susan Mullahey
Senior Managing Directory                        Senior Real Estate Analyst
California State Certification No. AG025144      California State Certification
                                                 No. AG010520

                               AGREED & ACCEPTED


PROMETHEUS INCOME PARTNERS, a California limited partnership

By: PROMETHEUS DEVELOPMENT CO., INC., a
    California corporation, its general partner

By: /s/ Vicki R. Mullins
    ---------------------
    Vicki R. Mullins, Vice President

                      TERMS AND CONDITIONS OF AGREEMENT FOR
                       APPRAISAL AND CONSULTATION SERVICES

1. The parties to this Agreement are CB Richard Ellis, Inc., Appraisal Services, a division of CB Richard Ellis, Inc., hereinafter referred to as "Appraiser" and Prometheus Income Partners, A California Limited Partnership hereinafter referred to as the "Client".

2. "Agreement" refers to the assignment by client to Appraiser to perform real property appraisal and/or consultation services in accordance with the attached proposal and these "Terms and Conditions."

3. In the event of any dispute between Client and Appraiser relating to this Agreement, or Appraiser's or Client's performance hereunder, Appraiser and Client agree that such dispute shall be resolved by means of binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Depositions may be taken and other discovery obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings in the state where the office of Appraiser executing this Agreement is located. The arbitrator(s) shall be limited to awarding compensatory damages and shall have no authority to award punitive, exemplary or similar type damages. The prevailing party in the arbitration proceeding shall be entitled to recover from the losing party its expenses, including the costs of arbitration proceeding, and reasonable attorneys' fees.

4. Appraiser and the Client for whom Appraiser will perform appraisal or consultation services, hereby agree that these Terms and Conditions shall be deemed a part of such Agreement as though set forth in full therein.

5. Appraiser shall exercise independent judgment and complete the assignment called for by the Agreement in accordance with sound appraisal or consultation practice and the Code of Professional Ethics and Standards of Professional Conduct of the Appraisal Institute, as applicable.

6. Client shall provide Appraiser with such materials with respect to the Assignment as are requested by Appraiser or Consultant and in the possession or under the control of Client. Client shall provide Appraiser or Consultant and in the possession or under the control of Client. Client shall provide Appraiser or Consultant with sufficient access to the real property to be analyzed and hereby grants permission for entry, unless discussed in advance to the contrary.

7.   Unless  specifically  noted in the  appraisal,  we will not be taking  into consideration the possibility of the existence of asbestos, PCB transformers, or other toxic, hazardous, or contaminated substances and/or underground storage tanks (hazardous material), or the cost of encapsulation or removal thereof. Further, Appraiser understands that there is no major significant deferred maintenance in the property which would require the expertise of a professional cost estimator or contractor. If such repairs are needed, the estimates are to be prepared by others, and are not a part of this fee proposal.

8. All statements of the fact in the report(s) which are used as the basis of Appraiser's analyses, opinions, and conclusions will be true and correct to the best of Appraiser's knowledge and belief. Appraiser may rely upon the accuracy of information and material furnished to Appraiser by Client.

Mr. Ghio
August 16, 2001
Page 6


9. Appraiser shall have no responsibility for legal matters, questions of survey or title, soil or subsoil conditions, engineering, or other similar technical matters. The report will not constitute a survey of the property analyzed.

10. Unless expressly specified in the Agreement, the fee quoted does not include the attendance or giving of testimony by Appraiser or any employee of CB Richard Ellis, Inc., at any court, regulatory, or other proceeding, or any conferences or other work in preparation for such a proceeding.

11.  The aggregate  liability of Appraiser for any negligent  acts,  errors,  or
     omissions  in  connection   with  the  Assignment   shall  not  exceed  the
     compensation payable to Appraiser in accordance with the Agreement.

12. The data gathered in the course of the Assignment (except data furnished by Client) and the report(s) prepared pursuant to the Agreement are and will remain the property of Appraiser. With respect to data provided by Client, Appraiser shall not violate the confidential nature of the appraiser-client relationship by improperly disclosing any confidential information furnished to Appraiser. Notwithstanding the foregoing, Appraiser is authorized by client to disclose all or any portion of the report(s) and the related data to appropriate representatives of the Appraisal Institute if such disclosure is required to enable Appraiser to comply with the Bylaws and Regulations of such Institute as now or hereafter in effect.

13. In the event Client fails to make payments when due and payable, then from the date due and payable until paid the amount due and payable shall bear interest at the maximum rate permitted in the state in which the office of Appraiser executing the agreement is located.

14. CB Richard Ellis, Inc., Appraisal Services and Client agree that the Agreement (including these Terms and Conditions) shall be governed by the laws of the state of the CB Richard Ellis, Inc., Appraisal Services office shown on the Agreement.

15. Client shall indemnify Appraiser and/or hold Appraiser harmless to the extent that the Client misrepresents, distorts, or provides incomplete or inaccurate appraisal results to others. The Client shall indemnify and hold Appraiser harmless from any claims, expenses, judgments or other items or costs arising as a result of the Client's failure or the failure of any of the client's agents to provide a complete copy of the appraisal report to any third party. In the event of any litigation between the parties, the prevailing party to such litigation shall be entitled to recover from the other reasonable attorney fees and costs.

16. Appraiser understands that the Client may provide complete final copies of the appraisal report(s) (but not partial or summarized copies) to third parties who shall rely on such reports in connection with the Client's securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the Client for routine and customary questions that may arise.

                                   ADDENDUM I

                                 QUALIFICATIONS

                      (This page intentionally left blank)

                                  APPENDIX D-1

             March 6, 2002 Opinion of Houlihan Lokey Howard & Zukin


                                      D-1-1

                     (This page intentionally left blank)

March 6, 2002

Prometheus Income Partners
c/o Mr. John J. Murphy
Vice President and Chief Financial Officer
Prometheus Development Co., Inc., General Partner of
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA  94065-1517

Dear Mr. Murphy:

We understand the following with respect to Prometheus Income Partners (the "Partnership" hereinafter) and its general partner, Prometheus Development Co., Inc. (the "General Partner"):

o The Partnership is a California limited partnership that owns two residential rental properties in Santa Clara, California known as the "Alderwood" and "Timberleaf" apartments.
o The Partnership's properties have been recently appraised by CB Richard Ellis, Inc. ("CBRE").
o Since 1996, the Partnership had been involved with litigation relating to certain construction defects at Alderwood and Timberleaf. This litigation has been settled.
o PIP Partners - General, LLC, an affiliate of the General Partner ("PIP General"), has formed and controls PIP Acquisition, LLC ("PIP Acquisition"). PIP General owns approximately 18.2% of the Partnership's issued and outstanding limited partnership units. PIP Acquisition previously had proposed a merger transaction whereby PIP Acquisition would merge into the Partnership and the holders of the Partnership's limited partnership units (the "Limited Partners"), other than PIP General, would be entitled to receive certain consideration consisting of an immediate cash payment as well as a contingent payment. Such merger transaction was described in certain filings the Partnership has made with the Securities and Exchange Commission.
o PIP Acquisition has proposed a transaction whereby PIP Acquisition will merge into the Partnership and the Limited Partners (excluding PIP General and its affiliates) shall be entitled to receive cash consideration of $1,714 per share.
o Following such merger transaction the Limited Partners, other than PIP General and its affiliates, will no longer have any interest in the Partnership.

The merger of PIP Acquisition with the Partnership, the payment of cash consideration to the Limited Partners, other than PIP General and its affiliates, and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

Prometheus Income Partners
c/o Mr. John J. Murphy
March 6, 2002                                                                -2-


You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1) met and held other discussions with certain members of the senior management of the general partner during October 2001 and January 2002 to discuss the operations, financial condition, future prospects and projected operations and performance of the partnership;

     2) visited the Alderwood and Timberleaf Apartment properties in Santa Clara, CA on October 16, 2001;

     3) reviewed the partnership's annual report on Form 10-K for the fiscal year ended December 31, 2001, its quarterly report on Form 10-Q for the quarter ended September 30, 2001, and the partnership's internally prepared, unaudited income statement and balance sheet for the quarter and year ended December 31, 2001; the quarterly report and quarterly/annual income statement and balance sheet having been identified by members of senior management of the general partner as including the partnership's most current financial statements;

     4) reviewed a representation letter dated March 6, 2002, from the partnership as to the difference between (a) the general partner's estimate to correct the construction defects to the properties, and (b) the proceeds resulting from the settlement of the partnership's construction defects litigation;

     5) reviewed the amount of cash restricted for the purpose of correcting the construction defects;

     6) reviewed the preliminary proxy statement filed with the SEC by the Partnership dated March 6, 2002;

     7)  reviewed the following appraisal reports:

         o Appraisal of the Alderwood and Timberleaf Apartments dated September 17, 2001 prepared by CB Richard Ellis, Inc. (CB Richard Ellis); and
         o Appraisal of the Alderwood and Timberleaf Apartments dated December 5, 2000 prepared by CB Richard Ellis, Inc. (CB Richard Ellis);

     8) reviewed a draft of the form of Agreement and Plan of Merger dated as of March 6, 2002 by and among the Partnership, PIP General and PIP Acquisition;

     9) held discussions with a representative of CB Richard Ellis regarding the aforementioned appraisals in both October 2001 and January 2002;

Prometheus Income Partners
c/o Mr. John J. Murphy
March 6, 2002                                                                -3-


     10) reviewed certain other publicly available financial data for certain companies that Houlihan Lokey deemed comparable to the partnership;

     11) reviewed copies of the following documents and agreements the general partner delivered to Houlihan Lokey:

              o promissory notes and related agreements dated December 23, 1997, each between Prometheus Income Partners and the lender holding a mortgage on the partnership's properties; and
              o Second Amended and Restated Limited Partnership Agreement of Prometheus Income Partners;

     12) reviewed certain other documents related to Prometheus Income Partners that the general partner delivered to Houlihan Lokey; and

     13) conducted such other studies, analyses and inquiries that Houlihan Lokey deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Partnership, and that there has been no material change in the assets, financial condition, business or prospects of the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the Limited Partners, other than PIP General and its affiliates, in connection with the Transaction is fair from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

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

                                  APPENDIX D-2

              May 22, 2002 Opinion of Houlihan Lokey Howard & Zukin


                                      D-2-1

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


May 22, 2002

Prometheus Income Partners
c/o Mr. John J. Murphy
Vice President and Chief Financial Officer
Prometheus Development Co., Inc., General Partner of
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA  94065-1517

Dear Mr. Murphy:

We understand the following with respect to Prometheus Income Partners (the "Partnership" hereinafter) and its general partner, Prometheus Development Co., Inc. (the "General Partner"):


o    The  Partnership  is  a  California  limited   partnership  that  owns  two
     residential rental properties in Santa Clara, California known as the "Alderwood" and "Timberleaf" apartments.

o The Partnership's properties have been recently appraised by CB Richard Ellis, Inc. ("CBRE").

o Since 1996, the Partnership had been involved with litigation relating to certain construction defects at Alderwood and Timberleaf. This litigation has been settled.

o PIP Partners - General, LLC, an affiliate of the General Partner ("PIP General"), has formed and controls PIP Acquisition, LLC ("PIP Acquisition"). PIP General owns approximately 18.2% of the Partnership's issued and outstanding limited partnership units. PIP Acquisition previously had proposed a merger transaction whereby PIP Acquisition would merge into the Partnership and the holders of the Partnership's limited partnership units (the "Limited Partners"), other than PIP General, would be entitled to receive certain consideration consisting of an immediate cash payment as well as a contingent payment. Such merger transaction was described in certain filings the Partnership has made with the Securities and Exchange Commission.

o PIP Acquisition has proposed a transaction whereby PIP Acquisition will merge into the Partnership and the Limited Partners (excluding PIP General and its affiliates) shall be entitled to receive cash consideration of $1,736 per share.

o Following such merger transaction the Limited Partners, other than PIP General and its affiliates, will no longer have any interest in the Partnership.

The merger of PIP Acquisition with the Partnership, the payment of cash consideration to the Limited Partners, other than PIP General and its affiliates, and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

Prometheus Income Partners
c/o Mr. John J. Murphy
May 22, 2002                                                             - 2 -


You have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1) met and held other discussions with certain members of the senior management of the general partner during October 2001, January 2002 and May 2002 to discuss the operations, financial condition, future prospects and projected operations and performance of the partnership;

2) visited the Alderwood and Timberleaf Apartment properties in Santa Clara, CA on October 16, 2001;

3) reviewed the partnership's annual report on Form 10-K for the fiscal years ended December 31, 2000 and annual reports on Form 10-K and Form 10-K/A for December 31, 2001, its quarterly report on Form 10-Q for the quarters ended September 30, 2001 and March 31, 2002, and the partnership's internally prepared, unaudited income statement and balance sheet for the quarter and year ended December 31, 2001 and March 31, 2002; the quarterly report and quarterly/annual income statement and balance sheet having been identified by members of senior management of the general partner as including the partnership's most current financial statements;

4) reviewed a representation letter dated May 21, 2002, from the partnership as to the difference between (a) the general partner's estimate to correct the construction defects to the properties, and (b) the proceeds resulting from the settlement of the partnership's construction defects litigation;

5) reviewed the amount of cash restricted for the purpose of correcting the construction defects;

6) reviewed  the  preliminary   proxy  statement  filed  with  the  SEC  by  the
   Partnership dated May 22, 2002;

7) reviewed the following appraisal reports:

   o Appraisal of the Alderwood and Timberleaf Apartments dated September 17, 2001 prepared by CB Richard Ellis, Inc. (CB Richard Ellis); and
   o Appraisal of the Alderwood and Timberleaf Apartments dated December 5, 2000 prepared by CB Richard Ellis, Inc. (CB Richard Ellis);

8) reviewed a draft of the form of Amended and Restated Agreement and Plan of Merger dated as of May 22, 2002 by and among the Partnership, PIP General and PIP Acquisition;

9) held discussions with a representative of CB Richard Ellis regarding the aforementioned appraisals in both October 2001, January 2002, and May 2002;

10)reviewed  certain  other  publicly  available   financial  data  for  certain
   companies that Houlihan Lokey deemed comparable to the partnership;

11)reviewed copies of the following documents and agreements the general partner delivered to Houlihan Lokey:

   o promissory notes and related agreements dated December 23, 1997, each between Prometheus Income Partners and the lender holding a mortgage on the partnership's properties; and
   o Second Amended and Restated Limited Partnership Agreement of Prometheus Income Partners;

12)reviewed certain other documents related to Prometheus Income Partners that the general partner delivered to Houlihan Lokey; and

Prometheus Income Partners
c/o Mr. John J. Murphy
May 22, 2002                                                             - 3 -


13)conducted such other studies, analyses and inquiries that Houlihan Lokey deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Partnership, and that there has been no material change in the assets, financial condition, business or prospects of the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the Limited Partners, other than PIP General and its affiliates, in connection with the Transaction is fair from a financial point of view.



HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.
20388/12935

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

                                   APPENDIX E

                        Consent of CB Richard Ellis, Inc.

We hereby consent to the use of our name and to the description of our Appraisals, dated December 5, 2000 and September 17, 2001 under the caption "The December 2000 Appraisal" and "The September 2001 Appraisal, respectively, in and to the inclusion of such Appraisals as Appendices C-1 and C-2 to, the Proxy Statement of Prometheus Income Partners.

Dated: May 20, 2002                              CB RICHARD ELLIS, INC.

                                                     By: /s/ Elizabeth Champagne
                                                         -----------------------

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


                                   APPENDIX F

                    Consent of Houlihan Lokey Howard & Zukin

We hereby consent to the inclusion of our opinion letters, dated March 6, 2002 and May 22, 2002, to Prometheus Income Partners (the "Partnership") as an exhibit to the Proxy Statement of the Partnership on Schedule 14A (the "Proxy Statement") and to the references to our firm in the Proxy Statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under, nor do we admit that we are "experts" for purposes of, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

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


                                 REVOCABLE PROXY
            THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER

The undersigned hereby appoints John J. Murphy and Vicki R. Mullins, or either of them, with full power of substitution, as attorneys, agents and proxies (the "Proxies") to vote on behalf of the undersigned at the meeting of limited partners of Prometheus Income Partners to be held at 10:00 a.m., local time, on Wednesday, July 24, 2002, at Villa Hotel, 4000 South El Camino Real, San Mateo, California 94403, or any adjournment or postponement of the meeting:

(1) Proposal to approve the Amended and Restated Agreement and Plan of Merger dated as of May 22, 2002 by and among Prometheus Income Partners, a California limited partnership, PIP Partners - General, LLC, a California limited liability company, and PIP Acquisition, LLC, a California limited liability company. This proposal, together with the merger and all of the transactions contemplated by the merger agreement, is referred to in the accompanying Proxy Statement as the "merger proposal." Approval of the merger proposal will also constitute approval of all of the transactions contemplated by the merger agreement.

                         |_| FOR |_| AGAINST |_| ABSTAIN

(2) Proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. This proposal is referred to in the accompanying Proxy Statement as the "adjournment proposal."

                         |_| FOR |_| AGAINST |_| ABSTAIN

THE GENERAL PARTNER AND THE ACQUIRING PARTIES RECOMMEND A VOTE FOR THE MERGER PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL

This proxy when properly executed will be voted in the manner directed in this document by the undersigned limited partner. If no direction is made on this card, this proxy will be voted FOR the merger proposal and FOR the adjournment proposal. This proxy also authorizes the proxies to vote at their discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Instructions For Returning Proxy. Please mark, sign, date and return this proxy promptly using the enclosed postage paid envelope or via facsimile, to:

         MacKenzie Partners, Inc.
         156 Fifth Avenue
         New York, NY  10010
         (212) 929-0308


                                          By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------

                                          By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------

Please sign exactly as name appears hereon. When units are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of the signer. If a corporation, please sign name by President or other authorized officer. If a partnership, please sign partnership name by authorized person.

Questions and Information. If you have questions regarding the merger proposal or need assistance in completing your proxy, you may call:

         MacKenzie Partners, Inc.
         (800) 322-2885

Please mark address changes or corrections above. For all other corrections or changes, please contact MacKenzie Partners, Inc. at the number listed above.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY AS INSTRUCTED ABOVE.